As filed with the Securities and Exchange Commission on April 27, 2017


                                                      File Nos.   33-18647
                                                                  811-05398

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          Pre-Effective Amendment No.


                       Post-Effective Amendment No. 70   X


                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                               Amendment No. 71         X


                  ____________________________________________

                     AB VARIABLE PRODUCTS SERIES FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

             1345 Avenue of the Americas, New York, New York 10105
               (Address of Principal Executive Office) (Zip Code)

              Registrant's Telephone Number, including Area Code:

                                 (800) 221-5672
                ________________________________________________

                                EMILIE D. WRAPP
                             AllianceBernstein L.P.
                          1345 Avenue of the Americas
                            New York, New York l0105

                    (Name and address of agent for service)
                          Copies of communications to:
                                 Paul M. Miller
                              Seward & Kissel LLP
                               901 K Street, N.W.
                                   Suite 800
                             Washington, D.C. 20001

      Approximate Date of Proposed Public Offering:

      It is proposed that this filing will become effective (check appropriate box)


      [_]   Immediately upon filing pursuant to paragraph (b)
      [X]   On May 1, 2017 pursuant to paragraph (b)
      [_]   60 days after filing pursuant to paragraph (a)
      [_]   On (date) pursuant to paragraph (a)
      [_]   75 days after filing pursuant to paragraph (a)(2)
      [_]   On (date) pursuant to paragraph (a)(2) of Rule 485


      If appropriate, check the following box:

      ____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


      This Post-Effective Amendment No. 70 relates solely to the Class A and Class B shares of the AB Intermediate Bond Portfolio, AB Large Cap Growth Portfolio, AB Growth and Income Portfolio, AB Growth Portfolio, AB International Growth Portfolio, AB Global Thematic Growth Portfolio, AB Small Cap Growth Portfolio, AB Real Estate Investment Portfolio, AB International Value Portfolio, AB Small/Mid Cap Value Portfolio, AB Value Portfolio, AB Balanced Wealth Strategy Portfolio, AB Dynamic Asset Allocation Portfolio, AB Global Bond Portfolio, AB Global Risk Allocation--Moderate Portfolio and AB Multi-Manager Alternative Strategies Portfolio. No information in the Registrant's Registration Statement relating to the other Series or Classes of the Registrant not included herein is amended or superseded.

[A/B]
[LOGO]

PROSPECTUS  |  MAY 1, 2017


AB Variable Products Series Fund, Inc.
Class A Prospectus

AB VPS

    Intermediate Bond Portfolio                                  International Value Portfolio

    Large Cap Growth Portfolio                                   Small/Mid Cap Value Portfolio

    Growth and Income Portfolio                                  Value Portfolio

    Growth Portfolio                                             Balanced Wealth Strategy Portfolio

    International Growth Portfolio                               Dynamic Asset Allocation Portfolio

    Global Thematic Growth Portfolio                             Global Bond Portfolio

    Small Cap Growth Portfolio                                   Global Risk Allocation--Moderate Portfolio

    Real Estate Investment Portfolio                             Multi-Manager Alternative Strategies Portfolio

This Prospectus describes the Portfolios that are available as underlying investments through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract which accompanies this Prospectus.

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                       Page
SUMMARY INFORMATION...................................................   4

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' RISKS AND INVESTMENTS....  63

INVESTING IN THE PORTFOLIOS...........................................  75

MANAGEMENT OF THE PORTFOLIOS..........................................  78

DIVIDENDS, DISTRIBUTIONS AND TAXES....................................  84

GLOSSARY..............................................................  85

FINANCIAL HIGHLIGHTS..................................................  86

APPENDIX A--BOND RATINGS.............................................. A-1

APPENDIX B--HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION........... B-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------

AB VPS INTERMEDIATE BOND PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-----------------------------------------------------------------------------
Management Fees                                                          .45%
Other Expenses:
 Transfer Agent                                                          .02%
 Other Expenses                                                          .59%
                                                                        -----
Total Other Expenses                                                     .61%
                                                                        -----
Total Portfolio Operating Expenses                                      1.06%
                                                                        =====
-----------------------------------------------------------------------------




EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


------------------------------------------------------------------------------
After 1 Year                                                            $  108
After 3 Years                                                           $  337
After 5 Years                                                           $  585
After 10 Years                                                          $1,294
------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 156% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Portfolio expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Portfolio expects to invest in fixed-income securities with a dollar-weighted average maturity of between three to ten years and an average duration of three to six years. The Portfolio may invest up to 25% of its net assets in below investment grade bonds (commonly known as "junk bonds"). The Portfolio may use leverage for investment purposes.

The Portfolio may invest without limit in U.S. Dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-U.S. Dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed and emerging market debt securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.


The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, structured securities, variable, floating and inverse floating-rate instruments, and preferred stock, and may use other investment techniques. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may invest, without limit, in derivatives, such as options, futures contracts, forwards and swaps.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.


.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

.. BELOW INVESTMENT GRADE SECURITY RISK: Investments in fixed-income securities with lower ratings ("junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. DURATION RISK: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

.. PREPAYMENT RISK: The value of mortgage-related or other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some of these securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with these securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

.. LEVERAGE RISK: To the extent the Portfolio uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments.

.. LIQUIDITY RISK: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

                             Calendar Year End (%)

 07       08       09      10      11      12       13      14      15      16
-----   ------   ------   -----   -----   -----   ------   -----   -----   -----
4.85%   -6.38%   18.51%   9.20%   6.64%   6.05%   -2.16%   6.48%   0.01%   4.71%





During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 8.00%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -4.23%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2016)



                                                      1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------
Portfolio                                             4.71%   2.96%   4.60%
-----------------------------------------------------------------------------
Bloomberg Barclays U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses, or taxes)  2.65%   2.23%   4.34%
-----------------------------------------------------------------------------

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
Michael Canter         Since 2016      Senior Vice President of the Adviser

Shawn E. Keegan        Since 2007      Senior Vice President of the Adviser

Douglas J. Peebles     Since 2007      Senior Vice President of the Adviser

Greg J. Wilensky       Since 2005      Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 62 in this Prospectus.

AB VPS LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-------------------------------------------------------------------------------
Management Fees(a)                                                      .60%
Other Expenses:
 Transfer Agent                                                         .00%(b)
 Other Expenses                                                         .10%
                                                                        ----
Total Other Expenses                                                    .10%
                                                                        ----
Total Portfolio Operating Expenses                                      .70%
                                                                        ====
-------------------------------------------------------------------------------



(a)Restated to reflect current management fees.

(b)Less than .01%.


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


----------------------------------------------------------------------------
After 1 Year                                                            $ 72
After 3 Years                                                           $224
After 5 Years                                                           $390
After 10 Years                                                          $871
----------------------------------------------------------------------------



PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 59% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio invests primarily in equity securities of a limited number of large, carefully selected, high-quality U.S. companies. The Portfolio invests primarily in the domestic equity securities of companies selected by the Adviser for their growth potential within various market sectors. The Portfolio emphasizes investments in large, seasoned companies. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in common stocks of large-capitalization companies.


For these purposes, "large-capitalization companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000 Growth Index. While the market capitalizations of companies in the Russell 1000 Growth Index ranged from approximately $0.2 billion to $618 billion as of December 31, 2016, the Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

The Adviser expects that normally the Portfolio's portfolio will tend to emphasize investments in securities issued by U.S. companies, although it may invest in foreign securities.

The Adviser allocates the Portfolio's investments among broad sector groups based on the fundamental company research conducted by the Adviser's internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The Adviser may vary the percentage allocations among market sectors and may change the market sectors in which the Portfolio invests as companies' potential for growth within a sector matures and new trends for growth emerge.

The Adviser's research focus is on companies with high sustainable growth prospects, high or improving return on invested capital, transparent business models, and strong and lasting competitive advantages.

The Portfolio may, at times, invest in shares of exchange-traded funds, or ETFs, in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. FOCUSED PORTFOLIO RISK: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value, or NAV.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

                             Calendar Year End (%)

  07      08       09       10      11      12      13      14      15     16
------  -------  ------   ------  ------  ------  ------  ------  ------  -----
13.92%  -39.66%  37.52%   10.10%  -3.04%  16.39%  37.35%  14.14%  11.11%  2.63%





During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 16.90%, 1ST QUARTER, 2012; AND WORST QUARTER WAS DOWN -19.83%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2016)



                                                      1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------
Portfolio                                             2.63%  15.78%   7.70%
-----------------------------------------------------------------------------
Russell 1000(R) Growth Index
(reflects no deduction for fees, expenses, or taxes)  7.08%  14.50%   8.33%
-----------------------------------------------------------------------------


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Frank V. Caruso     Since 2012        Senior Vice President of the Adviser

Vincent C. Dupont   Since 2012        Senior Vice President of the Adviser

John H. Fogarty     Since 2012        Senior Vice President of the Adviser

Karen A. Sesin      Since May 2017    Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 62 in this Prospectus.

AB VPS GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-------------------------------------------------------------------------------
Management Fees                                                         .55%
Other Expenses:
 Transfer Agent                                                         .00%(a)
 Other Expenses                                                         .06%
                                                                        ----
Total Other Expenses                                                    .06%
                                                                        ----
Total Portfolio Operating Expenses                                      .61%
                                                                        ====
-------------------------------------------------------------------------------


(a)Less than .01%.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


----------------------------------------------------------------------------
After 1 Year                                                            $ 62
After 3 Years                                                           $195
After 5 Years                                                           $340
After 10 Years                                                          $762
----------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 101% of the average value of its portfolio.


PRINCIPAL STRATEGIES

The Portfolio invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued. The Adviser believes that, over time, a company's stock price will come to reflect its intrinsic economic value. The Portfolio may invest in companies of any size and in any industry.

The Adviser depends heavily upon the fundamental analysis and research of its internal research staff in making investment decisions for the Portfolio. In determining a company's intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the company's ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Portfolio's portfolio normally will include companies ranking in the top three deciles of the Adviser's valuation model.

The Adviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, and as a result of how individual companies are valued in the market, the Portfolio may be attracted to investments in companies with different market capitalizations (i.e., large-, mid- or small-capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Portfolio does not intend to concentrate in any particular industries or businesses. The Portfolio's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds, or ETFs. These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio's value approach, may be underperforming the market generally.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. INDUSTRY/SECTOR RISK: Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Portfolio's investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

                             Calendar Year End (%)

 07      08       09      10     11      12       13      14      15       16
-----  -------  ------  ------  -----  ------   ------   -----   -----   ------
5.12%  -40.60%  20.82%  13.09%  6.32%  17.53%   34.96%   9.54%   1.70%   11.30%





During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 14.27%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -20.17%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2016)



                                                      1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------
Portfolio                                             11.30% 14.49%   5.96%
-----------------------------------------------------------------------------
Russell 1000(R) Value Index
(reflects no deduction for fees, expenses, or taxes)  17.34% 14.80%   5.72%
-----------------------------------------------------------------------------


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGER
The following table lists the person responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE         LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------
Frank V. Caruso     Since 2001      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 62 in this Prospectus.

AB VPS GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-----------------------------------------------------------------------------
Management Fees                                                          .75%
Other Expenses:
 Transfer Agent                                                          .02%
 Other Expenses                                                          .38%
                                                                        -----
Total Other Expenses                                                     .40%
                                                                        -----
Total Portfolio Operating Expenses                                      1.15%
                                                                        =====
-----------------------------------------------------------------------------




EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


------------------------------------------------------------------------------
After 1 Year                                                            $  117
After 3 Years                                                           $  365
After 5 Years                                                           $  633
After 10 Years                                                          $1,398
------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 57% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio invests primarily in a domestic portfolio of equity securities of companies selected by the Adviser for their growth potential within various market sectors. The Adviser looks for companies that have experienced management teams, strong market positions, and the potential to deliver greater-than-expected earnings growth rates.

In managing the Portfolio, the Adviser allocates investments among broad sector groups and selects specific investments based on the fundamental company research conducted by the Adviser's internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The Adviser's research focus is on companies with high sustainable growth prospects, high or improving return on invested capital, transparent business models, and clear competitive advantages.

The Portfolio has the flexibility to invest across the capitalization spectrum. The Portfolio is designed for those seeking exposure to companies of various sizes, and typically has substantial investments in both large-capitalization companies and mid-capitalization companies, and may also invest in small-capitalization companies.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds, or ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. FOCUSED PORTFOLIO RISK: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value, or NAV.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                   [CHART]

                            Calendar Year End (%)

  07       08       09       10      11      12      13      14      15     16
------   -------  ------   ------   -----  ------  ------  ------  -----   -----
13.02%   -42.43%  33.13%   15.06%   1.24%  13.89%  34.01%  13.28%  9.06%   1.12%





During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 15.64%, 1ST QUARTER, 2012; AND WORST QUARTER WAS DOWN -22.09%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2016)



                                                      1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------
Portfolio                                             1.12%  13.78%   6.76%
-----------------------------------------------------------------------------
Russell 3000(R) Growth Index
(reflects no deduction for fees, expenses, or taxes)  7.39%  14.44%   8.28%
-----------------------------------------------------------------------------


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE         LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------
Bruce K. Aronow     Since 2013      Senior Vice President of the Adviser

Frank V. Caruso     Since 2008      Senior Vice President of the Adviser

John H. Fogarty     Since 2013      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 62 in this Prospectus.

AB VPS INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-----------------------------------------------------------------------------
Management Fees                                                          .75%
Other Expenses:
 Transfer Agent                                                          .02%
 Other Expenses                                                          .50%
                                                                        -----
Total Other Expenses                                                     .52%
                                                                        -----
Total Portfolio Operating Expenses                                      1.27%
                                                                        =====
-----------------------------------------------------------------------------




EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


------------------------------------------------------------------------------
After 1 Year                                                            $  129
After 3 Years                                                           $  403
After 5 Years                                                           $  697
After 10 Years                                                          $1,534
------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 52% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio invests primarily in an international portfolio of equity securities of companies selected by the Adviser for their growth potential within various market sectors. Examples of the types of market sectors in which the Portfolio may invest include, but are not limited to, information technology (which includes telecommunications), health care, financial services, infrastructure, energy and natural resources, and consumer groups. The Adviser's growth analysts seek to identify companies or industries for which other investors have underestimated earnings potential--for example, some hidden earnings driver (including, but not limited to, reduced competition, market share gain, better margin trend, increased customer base, or similar factors) that would cause a company to grow faster than market forecasts.

The Adviser allocates the Portfolio's investments among broad sector groups utilizing the fundamental company research conducted by the Adviser's internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The Adviser may vary the percentage allocations among market sectors and may change the market sectors in which the Portfolio invests as companies' potential for growth within a sector matures and new trends for growth emerge.

The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio invests in securities of companies in both developed and emerging market countries. Geographic distribution of the Portfolio's investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation.

The Portfolio may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Portfolio's portfolio will tend to emphasize investments in larger capitalization companies, although the Portfolio may invest in smaller or medium capitalization companies.

The Portfolio may, at times, invest in shares of exchange-traded funds, or ETFs, in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. LEVERAGE RISK: To the extent the Portfolio uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

                             Calendar Year End (%)

  07      08       09      10      11       12      13      14      15      16
------  -------  ------  ------  -------  ------  ------  ------  ------  ------
18.13%  -48.85%  39.58%  12.89%  -15.85%  15.54%  13.60%  -1.19%  -1.87%  -6.87%





During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 24.51%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -27.30%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2016)



                                                                                                     1 YEAR 5 YEARS 10 YEARS
----------------------------------------------------------------------------------------------------------------------------
Portfolio                                                                                            -6.87%  3.46%   -0.52%
----------------------------------------------------------------------------------------------------------------------------
MSCI World Index (ex. U.S.)
(reflects no deduction for fees, expenses, or taxes except the reinvestment of dividends net of non-
U.S. withholding taxes)                                                                               2.75%  6.07%    0.86%
----------------------------------------------------------------------------------------------------------------------------
MSCI AC World Index (ex. U.S.)*
(reflects no deduction for fees, expenses, or taxes except the reinvestment of dividends net of non-
U.S. withholding taxes)                                                                               4.50%  5.00%    0.96%
----------------------------------------------------------------------------------------------------------------------------


*The performance table includes an additional index that shows how the Portfolio's performance compares with an index of the equity market performance of developed markets.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGER
The following table lists the person responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE          LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------
Daniel C. Roarty     Since 2012      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 62 in this Prospectus.

AB VPS GLOBAL THEMATIC GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-----------------------------------------------------------------------------
Management Fees                                                          .75%
Other Expenses:
 Transfer Agent                                                          .01%
 Other Expenses                                                          .30%
                                                                        -----
Total Other Expenses                                                     .31%
                                                                        -----
Total Portfolio Operating Expenses                                      1.06%
                                                                        =====
-----------------------------------------------------------------------------


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


------------------------------------------------------------------------------
After 1 Year                                                            $  108
After 3 Years                                                           $  337
After 5 Years                                                           $  585
After 10 Years                                                          $1,294
------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 54% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio pursues opportunistic growth by investing in a global universe of companies in multiple industries that may benefit from innovation.

The Adviser employs a combination of "top-down" and "bottom-up" investment processes with the goal of identifying the most attractive securities worldwide, fitting into broader themes, which are developments that have broad effects across industries and companies. Drawing on its global fundamental research capabilities, the Adviser seeks to identify long-term secular growth trends that will affect multiple industries. The Adviser will assess the effects of these trends on entire industries and on individual companies. Through this process, the Adviser intends to identify key investment themes, which will be the focus of the Portfolio's investments and which are expected to change over time based on the Adviser's research.

In addition to this "top-down" thematic approach, the Adviser will also use a "bottom-up" analysis of individual companies that focuses on prospective earnings growth, valuation and quality of company management. The Adviser normally considers a large universe of mid- to large-capitalization companies worldwide for investment.

The Portfolio invests in securities issued by U.S. and non-U.S. companies from multiple industry sectors in an attempt to maximize opportunity, which should also tend to reduce risk. The Portfolio invests in both developed and emerging market countries. Under normal market conditions, the Portfolio invests significantly (at least 40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries. The percentage of the Portfolio's assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser's assessment of the appreciation potential of such securities.

The Portfolio may invest in any company and industry and in any type of equity security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. Investments in new, smaller or less-seasoned companies may offer more reward but may also entail more risk than is generally true of larger, established companies. The Portfolio may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities, real estate investment trusts and zero-coupon bonds.

The Portfolio may, at times, invest in shares of exchange-traded funds, or ETFs, in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. FOCUSED PORTFOLIO RISK: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value, or NAV.

.. LEVERAGE RISK: To the extent the Portfolio uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                   [CHART]

                            Calendar Year End (%)

  07       08      09      10      11       12      13      14      15      16
------  -------  ------  ------  -------  ------  ------  ------  ------  ------
20.20%  -47.37%  53.49%  18.93%  -23.23%  13.52%  23.26%   5.06%   2.89%  -0.62%





During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 21.43%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -25.85%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2016)



                                                                                                  1 YEAR 5 YEARS 10 YEARS
-------------------------------------------------------------------------------------------------------------------------
Portfolio                                                                                         -0.62%  8.49%   2.91%
-------------------------------------------------------------------------------------------------------------------------
MSCI AC World Index (Net)
(reflects no deduction for fees, expenses, or taxes, except the reinvestment of dividends net of
non-U.S. withholding taxes)                                                                        7.86%  9.36%   3.56%
-------------------------------------------------------------------------------------------------------------------------


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGER
The following table lists the person responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE          LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------
Daniel C. Roarty     Since 2013      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 62 in this Prospectus.

AB VPS SMALL CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-----------------------------------------------------------------------------
Management Fees                                                          .75%
Other Expenses:
 Transfer Agent                                                          .03%
 Other Expenses                                                          .71%
                                                                        -----
Total Other Expenses                                                     .74%
                                                                        -----
Total Portfolio Operating Expenses                                      1.49%
                                                                        =====
-----------------------------------------------------------------------------


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


------------------------------------------------------------------------------
After 1 Year                                                            $  152
After 3 Years                                                           $  471
After 5 Years                                                           $  813
After 10 Years                                                          $1,779
------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 60% of the average value of its portfolio.


PRINCIPAL STRATEGIES

The Portfolio invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall U.S. market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). As of December 31, 2016, there were approximately 4,200 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $11 billion. Because the Portfolio's definition of smaller companies is dynamic, the limits on market capitalization will change with the markets.


The Portfolio may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Portfolio's investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Portfolio may invest in foreign securities.

When selecting securities, the Adviser typically looks for companies that have strong, experienced management teams, strong market positions, and the potential to support greater than expected earnings growth rates. In making specific investment decisions for the Portfolio, the Adviser combines fundamental and quantitative analysis in its stock selection process. The Portfolio may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

The Portfolio invests primarily in equity securities but may also invest in other types of securities, such as preferred stocks. The Portfolio may, at times, invest in shares of exchange-traded funds, or ETFs, in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments. The Portfolio may also invest up to 20% of its total assets in rights or warrants.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

                             Calendar Year End (%)

  07       08      09      10      11      12      13      14       15      16
------  -------  ------  ------  ------  ------  ------  ------  -------  ------
14.08%  -45.54%  41.76%  36.90%   4.46%  15.02%  45.66%  -1.81%   -1.25%   6.46%





During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 20.66%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -29.52%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2016)



                                                      1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------
Portfolio                                              6.46% 11.58%   8.10%
-----------------------------------------------------------------------------
Russell 2000(R) Growth Index
(reflects no deduction for fees, expenses, or taxes)  11.32% 13.74%   7.76%
-----------------------------------------------------------------------------


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
Bruce K. Aronow        Since 2000      Senior Vice President of the Adviser

N. Kumar Kirpalani     Since 2005      Senior Vice President of the Adviser

Samantha S. Lau        Since 2005      Senior Vice President of the Adviser

Wen-Tse Tseng          Since 2006      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 62 in this Prospectus.

AB VPS REAL ESTATE INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is total return from long-term growth of capital and income.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-----------------------------------------------------------------------------
Management Fees                                                          .55%
Other Expenses:
 Transfer Agent                                                          .02%
 Other Expenses                                                          .51%
                                                                        -----
Total Other Expenses                                                     .53%
                                                                        -----
Total Portfolio Operating Expenses                                      1.08%
                                                                        =====
-----------------------------------------------------------------------------




EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


------------------------------------------------------------------------------
After 1 Year                                                            $  110
After 3 Years                                                           $  343
After 5 Years                                                           $  595
After 10 Years                                                          $1,317
------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 77% of the average value of its portfolio.


PRINCIPAL STRATEGIES
Under normal circumstances, the Portfolio invests at least 80% of its net assets in the equity securities of real estate investment trusts, or REITs, and other real estate industry companies, such as real estate operating companies, or REOCs. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Portfolio's investment policies emphasize investment in companies determined by the Adviser to be undervalued relative to their peers. In selecting real estate equity securities, the Adviser uses its fundamental and quantitative research to seek to identify companies where the magnitude and growth of cash flow streams have not been appropriately reflected in the price of the security. These securities may trade at a more attractive valuation than others that may have similar overall fundamentals. The Adviser's fundamental research efforts are focused on forecasting the short- and long-term normalized cash generation capability of real estate companies by isolating supply and demand for property types in local markets, determining the replacement value of properties, assessing future development opportunities, and normalizing capital structures of real estate companies.

The Portfolio may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates, or REMICs, and collateralized mortgage obligations, or CMOs. The Portfolio may also invest in short-term investment-grade debt securities and other fixed-income securities.

The Portfolio invests in equity securities that include common stock, shares of beneficial interests of REITs and securities with common stock characteristics, such as preferred stock or convertible securities ("real estate equity securities"). The Portfolio may invest in foreign securities and enter into forward commitments and standby commitment agreements.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds, or ETFs. These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.


.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. REAL ESTATE RISK: The Portfolio's investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

.. PREPAYMENT RISK: The value of mortgage-related or other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some of these securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with these securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. LEVERAGE RISK: To the extent the Portfolio uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                   [CHART]

                             Calendar Year End (%)

  07       08       09      10      11      12      13      14      15      16
-------  -------  ------  ------  ------  ------  ------  ------  ------  ------
-14.53%  -35.68%  29.46%  26.34%   9.03%  21.19%   4.20%  25.35%   0.80%   7.76%





During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 32.49%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -36.87%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2016)



                                                      1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------
Portfolio                                             7.76%  11.45%   5.36%
-----------------------------------------------------------------------------
FTSE NAREIT Equity REIT Index
(reflects no deduction for fees, expenses, or taxes)  8.63%  11.98%   5.07%
-----------------------------------------------------------------------------

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.


PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:



EMPLOYEE        LENGTH OF SERVICE  TITLE
------------------------------------------------------------------------
Eric J. Franco   Since 2012        Senior Vice President of the Adviser

Ajit D. Ketkar   Since May 2017    Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 62 in this Prospectus.

AB VPS INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-------------------------------------------------------------------------------
Management Fees                                                         .75%
Other Expenses:
 Transfer Agent                                                         .00%(a)
 Other Expenses                                                         .11%
                                                                        ----
Total Other Expenses                                                    .11%
                                                                        ----
Total Portfolio Operating Expenses                                      .86%
                                                                        ====
-------------------------------------------------------------------------------


(a)Less than .01%.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


------------------------------------------------------------------------------
After 1 Year                                                            $   88
After 3 Years                                                           $  274
After 5 Years                                                           $  477
After 10 Years                                                          $1,061
------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 64% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. Under normal market conditions, the Portfolio invests significantly (at least 40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Portfolio invests in companies that are determined by the Adviser to be undervalued, using a fundamental value approach. In selecting securities for the Portfolio's portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

The Adviser's fundamental analysis depends heavily upon its internal research staff. The research staff begins with a global research universe of approximately 2,000 international and emerging market companies. Teams within the research staff cover a given industry worldwide to better understand each company's competitive position in a global context. The Adviser typically projects a company's financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The Adviser focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.

The Portfolio's management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover. The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds, or ETFs. These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments. The Portfolio may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities", and enter into forward commitments.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as value, may underperform the market generally.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. LEVERAGE RISK: When the Portfolio borrows money or otherwise leverages its portfolio, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments. The Portfolio may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

                             Calendar Year End (%)

  07      08       09      10      11       12      13      14      15      16
------  -------  ------  ------  -------  ------  ------  ------  ------  ------
 5.84%  -53.18%  34.68%   4.59%  -19.25%  14.53%  23.00%  -6.21%   2.59%  -0.50%





During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 26.30%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -28.76%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2016)



                                                                                                  1 YEAR 5 YEARS 10 YEARS
-------------------------------------------------------------------------------------------------------------------------
Portfolio                                                                                         -0.50%  6.17%   -2.70%
-------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index (Net)
(reflects no deduction for fees, expenses, or taxes, except the reinvestment of dividends net of
non-U.S. withholding taxes)                                                                        1.00%  6.53%    0.75%
-------------------------------------------------------------------------------------------------------------------------


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


EMPLOYEE    LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------
Tawhid Ali  Since June 2016    Senior Vice President of the Adviser

Takeo Aso   Since 2012         Senior Vice President of the Adviser

Avi Lavi    Since 2012         Senior Vice President of the Adviser




ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 62 in this Prospectus.

AB VPS SMALL/MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-------------------------------------------------------------------------------
Management Fees                                                         .75%
Other Expenses:
 Transfer Agent                                                         .00%(a)
 Other Expenses                                                         .08%
                                                                        ----
Total Other Expenses                                                    .08%
                                                                        ----
Total Portfolio Operating Expenses                                      .83%
                                                                        ====
-------------------------------------------------------------------------------


(a)Less than .01%.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


------------------------------------------------------------------------------
After 1 Year                                                            $   85
After 3 Years                                                           $  265
After 5 Years                                                           $  460
After 10 Years                                                          $1,025
------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 57% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500(R) Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500(R) Value Index.


Because the Portfolio's definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. As of December 31, 2016, there were approximately 1,725 small- to mid-capitalization companies, representing a market capitalization range from approximately $40.4 million to approximately $18.7 billion.

The Portfolio invests in companies that are determined by the Adviser to be undervalued, using the Adviser's fundamental value approach. In selecting securities for the Portfolio's portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

In selecting securities for the Portfolio's portfolio, the Adviser looks for companies with attractive valuation (for example, with low price to book ratios) and compelling success factors (for example, momentum and return on equity). The Adviser then uses this information to calculate an expected return. Returns and rankings are updated on a daily basis. The rankings are used to determine prospective candidates for further fundamental research and, subsequently, possible addition to the portfolio. Typically, the Adviser's fundamental research analysts focus their research on the most attractive 20% of the universe.

The Adviser typically projects a company's financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The Adviser focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.

The Portfolio's management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover. The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Portfolio to dispose of the security.

The Adviser seeks to manage overall portfolio volatility relative to the universe of companies that comprise the lowest 20% of the total U.S. market capitalization by favoring promising securities that offer the best balance between return and targeted risk. At times, the Portfolio may favor or disfavor a particular sector compared to that universe of companies. The Portfolio may invest significantly in companies involved in certain sectors that constitute a material portion of the universe of small- and mid-capitalization companies, such as financial services and consumer services.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds, or ETFs. These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may invest in securities issued by non-U.S. companies.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as value, may underperform the market generally.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                   [CHART]

                            Calendar Year End (%)

  07      08       09       10      11      12      13      14     15      16
-----  -------   ------   ------  ------  ------  ------  -----  ------  ------
1.71%  -35.58%   42.86%   26.91%  -8.39%  18.75%  38.06%  9.20%  -5.49%  25.09%





During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 24.75%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -26.95%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2016)



                                                      1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------
Portfolio                                             25.09% 16.18%   8.70%
-----------------------------------------------------------------------------
Russell 2500(R) Value Index
(reflects no deduction for fees, expenses, or taxes)  25.20% 15.04%   6.94%
-----------------------------------------------------------------------------
Russell 2500/TM/ Index*
(reflects no deduction for fees, expenses, or taxes)  17.59% 14.54%   7.69%
-----------------------------------------------------------------------------


* The performance table includes an additional index that shows how the Portfolio's performance compares with an index of securities similar to those in which the Portfolio invests.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
James W. MacGregor     Since 2005      Senior Vice President of the Adviser

Joseph G. Paul         Since 2002      Senior Vice President of the Adviser

Shri Singhvi           Since 2014      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 62 in this Prospectus.

AB VPS VALUE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


----------------------------------------------------------------------------
Management Fees                                                         .55%
Other Expenses:
 Transfer Agent                                                         .02%
 Other Expenses                                                         .32%
                                                                        ----
Total Other Expenses                                                    .34%
                                                                        ----
Total Portfolio Operating Expenses                                      .89%
                                                                        ====
----------------------------------------------------------------------------




EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


------------------------------------------------------------------------------
After 1 Year                                                            $   91
After 3 Years                                                           $  284
After 5 Years                                                           $  493
After 10 Years                                                          $1,096
------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 68% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively large market capitalizations that the Adviser believes are undervalued. The Portfolio invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability.

In selecting securities for the Portfolio's portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

The Adviser's fundamental analysis depends heavily upon its internal research staff. The research staff of company and industry analysts covers a research universe that includes the majority of the capitalization of the Russell 1000(R) Value Index. The Adviser typically projects a company's financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The research staff focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.

The Portfolio's management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio, and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover.

The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds, or ETFs. These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may invest in securities of non-U.S. issuers.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as value, may underperform the market generally.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

                             Calendar Year End (%)

  07       08      09      10      11       12      13      14      15      16
------  -------  ------  ------  ------   ------  ------  ------  ------  ------
-3.95%  -40.83%  21.12%  11.81%  -3.50%   15.73%  36.85%  11.10%  -6.95%  11.55%





During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 18.44%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -21.97%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2016)



                                                      1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------
Portfolio                                             11.55% 12.80%   3.10%
-----------------------------------------------------------------------------
Russell 1000(R) Value Index
(reflects no deduction for fees, expenses, or taxes)  17.34% 14.80%   5.72%
-----------------------------------------------------------------------------


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


EMPLOYEE        LENGTH OF SERVICE  TITLE
------------------------------------------------------------------------
Cem Inal           Since 2016      Senior Vice President of the Adviser

Joseph G. Paul     Since 2009      Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 62 in this Prospectus.

AB VPS BALANCED WEALTH STRATEGY PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is to maximize total return consistent with the Adviser's determination of reasonable risk.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-------------------------------------------------------------------------------
Management Fees                                                         .55%
Other Expenses:
 Transfer Agent                                                         .00%(a)
 Other Expenses                                                         .18%
                                                                        ----
Total Other Expenses                                                    .18%
                                                                        ----
Total Portfolio Operating Expenses                                      .73%
                                                                        ====
-------------------------------------------------------------------------------

(a)Less than .01%.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


----------------------------------------------------------------------------
After 1 Year                                                            $ 75
After 3 Years                                                           $233
After 5 Years                                                           $406
After 10 Years                                                          $906
----------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 106% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward equity returns but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Portfolio targets a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility. In managing the Portfolio, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile. Investments in real estate investment trusts, or REITs, are deemed to be 50% equity and 50% fixed-income for purposes of the overall target blend of the Portfolio.

The Portfolio's equity component is diversified between growth and value equity investment styles, and between U.S. and non-U.S. markets. The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, the Adviser may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting equity investments for the Portfolio, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by equity research analysts specializing in growth research, and equity research analysts specializing in value research.

The Adviser's targeted blend for the non-REIT portion of the Portfolio's equity component is an equal weighting of growth and value stocks (50% each).

In addition to blending growth and value styles, the Adviser blends each style-based portion of the Portfolio's equity component across U.S. and non-U.S. issuers and various capitalization ranges. Within each of the value and growth portions of the Portfolio, the Adviser normally targets a blend of approximately 70% in equities of U.S. companies and the remaining 30% in equities of companies outside the United States. The Adviser will allow the relative weightings of the Portfolio's investments in equity and debt, growth and value, and U.S. and non-U.S. components to vary in response to market conditions, but ordinarily, only by (+/-)5% of the Portfolio's net assets. Beyond those ranges, the Adviser will rebalance the Portfolio toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to (+/-)10% of the Portfolio's net assets. The Portfolio's targeted blend may change from time to time without notice to shareholders based on the Adviser's assessment of underlying market conditions.

The Adviser selects the Portfolio's growth stocks using its growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of the Adviser's internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies. The Adviser's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

Each value investment team seeks to identify companies whose long-term earnings power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon the Adviser's internal value research staff, which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context. The Adviser identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of this value investment process, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

In selecting fixed-income investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings, and which may include subspecialties (such as inflation-indexed securities). These fixed-income teams draw on the resources and expertise of the Adviser's internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. The Portfolio's fixed-income securities will primarily be investment-grade debt securities, but are expected to include lower-rated securities ("junk bonds") and preferred stock. The Portfolio will not invest more than 25% of its total assets in securities rated, at the time of purchase, below investment grade.

The Portfolio also may enter into forward commitments, make short sales of securities or maintain a short position and invest in rights or warrants.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives. The Portfolio may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.


.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

.. BELOW INVESTMENT GRADE SECURITY RISK: Investments in fixed-income securities with lower ratings ("junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

.. ALLOCATION RISK: The allocation of investments among the different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities may have a more significant effect on the Portfolio's net asset value, or NAV, when one of these investment strategies is performing more poorly than others.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. REAL ESTATE RISK: The Portfolio's investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:


..  how the Portfolio's performance changed from year to year over ten years; and


.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

                             Calendar Year End (%)

  07      08       09       10       11       12      13      14     15     16
-----  -------   ------   ------   ------   ------  ------  -----  -----  -----
5.55%  -30.01%   24.88%   10.61%   -2.81%   13.63%  16.49%  7.37%  1.65%  4.69%





During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 15.07%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -14.72%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2016)



                                                                     1 YEAR 5 YEARS 10 YEARS
--------------------------------------------------------------------------------------------
Portfolio                                                             4.69%  8.63%   4.14%
--------------------------------------------------------------------------------------------
S&P 500 Index
(reflects no deduction for fees, expenses, or taxes)                 11.96% 14.66%   6.95%
--------------------------------------------------------------------------------------------
Bloomberg Barclays U.S. Aggregate Bond Index*
(reflects no deduction for fees, expenses, or taxes)                  2.65%  2.23%   4.34%
--------------------------------------------------------------------------------------------
60% S&P 500 Index/40% Bloomberg Barclays U.S. Aggregate Bond Index*
(reflects no deduction for fees, expenses, or taxes)                  8.31%  9.69%   6.21%
--------------------------------------------------------------------------------------------



* The performance table includes an index of fixed-income securities and information about the 60% S&P 500 Index/40% Bloomberg Barclays U.S. Aggregate Bond Index to show how the Portfolio's performance compares with indices of securities similar to those in which the Portfolio invests.


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Daniel J. Loewy             Since 2013      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2004      Senior Vice President of the Adviser

Vadim Zlotnikov             Since 2013      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 62 in this Prospectus.

AB VPS DYNAMIC ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is to maximize total return consistent with the Adviser's determination of reasonable risk.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


---------------------------------------------------------------------------------
Management Fees                                                           .70%
Other Expenses:
 Transfer Agent                                                           .00%(a)
 Other Expenses                                                           .09%
                                                                        ------
Total Other Expenses                                                      .09%
                                                                        ------
Acquired Fund Fees and Expenses                                           .04%
                                                                        ------
Total Portfolio Operating Expenses Before Fee Waiver and Expense
 Reimbursement                                                            .83%
                                                                        ======
Fee Waiver and Expense Reimbursement(b)                                 (.02)%
                                                                        ------
Total Portfolio Operating Expenses After Fee Waiver and Expense
 Reimbursement                                                            .81%
                                                                        ======
---------------------------------------------------------------------------------


(a)Less than .01%.


(b)In connection with the Portfolio's investments in AB Government Money Market Portfolio (the "Money Market Portfolio"), the Adviser has contractually agreed to waive its management fee from the Portfolio and/or reimburse other expenses of the Portfolio in an amount equal to the Portfolio's pro rata share of the Money Market Portfolio's effective management fee, as included in "Acquired Fund Fees and Expenses".


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the fee waiver is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



------------------------------------------------------------------------------
After 1 Year                                                            $   83
After 3 Years                                                           $  263
After 5 Years                                                           $  459
After 10 Years                                                          $1,023
------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 64% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio invests in a globally diversified portfolio of equity and debt securities, including exchange-traded funds, or ETFs, and other financial instruments, and expects to enter into derivatives transactions, such as options, futures contracts, forwards, and swaps to achieve market exposure. The Portfolio's neutral weighting, from which it will make its tactical asset allocations, is 60% equity exposure and 40% debt exposure. Within these broad components, the Portfolio may invest in any type of security, including common and preferred stocks, warrants and convertible securities, government and corporate fixed-income securities, commodities, currencies, real estate-related securities and inflation-indexed securities. The Portfolio may invest in U.S., non-U.S. and emerging market issuers. The Portfolio may invest in securities of companies across the capitalization spectrum, including smaller capitalization companies. The Portfolio expects its investments in fixed-income securities to have a broad range of maturities and quality levels. The Portfolio is expected to be highly diversified across industries, sectors and countries, and will choose its positions from several market indices worldwide in a manner that is intended to track the performance (before fees and expenses) of those indices.

The Adviser will continuously monitor the risks presented by the Portfolio's asset allocation and may make frequent adjustments to the Portfolio's exposures to different asset classes. Using its proprietary Dynamic Asset Allocation techniques, the Adviser will adjust the Portfolio's exposure to the equity and debt markets, and to segments within those markets, in response to the Adviser's assessment of the relative risks and returns of those segments. For example, when the Adviser determines that equity market volatility is particularly low and that, therefore, the equity markets present reasonable return opportunities, the Adviser may increase the Portfolio's equity exposure to as much as 80%. Conversely, when the Adviser determines that the risks in the equity markets are disproportionately greater than the potential returns offered, the Adviser may reduce the Portfolio's equity exposure significantly below the target percentage or may even decide to eliminate equity exposure altogether by increasing the Portfolio's fixed-income exposure to 100%. This investment strategy is intended to reduce the Portfolio's overall investment risk, but may at times result in the Portfolio underperforming the markets.

The Portfolio expects to utilize derivatives and to invest in ETFs to a significant extent. Derivatives and ETFs may provide more efficient and economical exposure to market segments than direct investments, and the Portfolio's market exposures may at times be achieved almost entirely through the use of derivatives or through the investments in ETFs. Derivatives transactions and ETFs may also be a quicker and more efficient way to alter the Portfolio's exposure than buying and selling direct investments. As a result, the Adviser expects to use derivatives as one of the primary tools for adjusting the Portfolio's exposure levels from its neutral weighting. The Adviser also expects to use direct investments and ETFs to adjust the Portfolio's exposure levels. In determining when and to what extent to enter into derivatives transactions or to invest in ETFs, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of derivatives and ETFs in making its assessment of the Portfolio's risks.

Currency exchange rate fluctuations can have a dramatic impact on returns, significantly adding to returns in some years and greatly diminishing them in others. To the extent that the Portfolio invests in non-U.S. Dollar-denominated investments, the Adviser will integrate the risks of foreign currency exposures into its investment and asset allocation decision making. The Adviser may seek to hedge all or a portion of the currency exposure resulting from the Portfolio's investments. The Adviser may also seek investment opportunities through currencies and currency-related derivatives.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Portfolio's investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.


.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. ALLOCATION RISK: The allocation of investments among different global asset classes may have a significant effect on the Portfolio's net asset value, or NAV, when one of these asset classes is performing more poorly than others. As both the direct investments and derivatives positions will be periodically adjusted to reflect the Adviser's view of market and economic conditions, there will be transaction costs that may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

.. FOREIGN (NON-U.S.) RISK: The Portfolio's investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

.. ETF RISK: ETFs are investment companies. When the Portfolio invests in an ETF, the Portfolio bears its share of the ETF's expenses and runs the risk that the ETF may not achieve its investment objective.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. LEVERAGE RISK: When the Portfolio borrows money or otherwise leverages its portfolio, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments. The Portfolio may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

.. LIQUIDITY RISK: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. REAL ESTATE RISK: The Portfolio's investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or REITs, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

.. COMMODITY RISK: Investing in commodities and commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:


.. how the Portfolio's performance changed from year to year over the life of the Portfolio; and

.. how the Portfolio's average annual returns for one year, five years and since inception compare to those of a broad-based securities market index.


The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

                             Calendar Year End (%)

 07     08     09     10      11       12       13        14       15       16
----   ----   ----   ----    ----    -----    ------    -----    ------   -----
 n/a    n/a    n/a    n/a     n/a    8.22%    12.31%    4.45%    -1.09%   3.59%





During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 5.74%, 1ST QUARTER, 2012; AND WORST QUARTER WAS DOWN -4.96%, 3RD QUARTER, 2015.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2016)



                                                                                    SINCE
                                                                   1 YEAR 5 YEARS INCEPTION*
--------------------------------------------------------------------------------------------
Portfolio                                                          3.59%   5.40%    4.22%
--------------------------------------------------------------------------------------------
MSCI World Index
(reflects no deduction for fees, expenses, or taxes)               7.51%  10.41%    6.94%
--------------------------------------------------------------------------------------------
Bloomberg Barclays U.S. Treasury Index**
(reflects no deduction for fees, expenses, or taxes)               1.04%   1.21%    2.73%
--------------------------------------------------------------------------------------------
60% MSCI World Index/40% Bloomberg Barclays U.S. Treasury Index**
(reflects no deduction for fees, expenses, or taxes)               5.08%   6.84%    5.50%
--------------------------------------------------------------------------------------------


* Since inception return is from April 1, 2011.


**The performance table includes an index of fixed-income securities and information about the 60% MSCI World Index/40% Bloomberg Barclays U.S. Treasury Index to show how the Portfolio's performance compares with indices of securities similar to those in which the Portfolio invests.


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


EMPLOYEE          LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------
Brian T. Brugman     Since 2016      Senior Vice President of the Adviser

Daniel J. Loewy      Since 2011      Senior Vice President of the Adviser

Vadim Zlotnikov      Since 2013      Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 62 in this Prospectus.

AB VPS GLOBAL BOND PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is to generate current income consistent with preservation of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-------------------------------------------------------------------------------
Management Fees                                                            .50%
Other Expenses:
 Transfer Agent                                                            .04%
 Other Expenses                                                           2.50%
                                                                        -------
Total Other Expenses                                                      2.54%
                                                                        -------
Acquired Fund Fees and Expenses                                            .26%
                                                                        -------
Total Portfolio Operating Expenses Before Fee Waiver and Expense
 Reimbursement                                                            3.30%
                                                                        =======
Fee Waiver and Expense Reimbursement(a)                                 (2.66)%
                                                                        -------
Total Portfolio Operating Expenses After Fee Waiver and Expense
 Reimbursement                                                             .64%
                                                                        =======
-------------------------------------------------------------------------------



(a)The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Portfolio (including the Portfolio's proportionate share of the fees and expenses of registered investment companies or series thereof in which the Portfolio invests and for which the Adviser serves as investment adviser) through May 1, 2018 to the extent necessary to prevent total Portfolio operating expenses (excluding acquired fund fees and expenses other than the fees and expenses of any AB Mutual Funds in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, expenses associated with securities sold short, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .64% of average daily net assets ("expense limitation"). Any fees waived and expenses borne by the Adviser through April 28, 2016 may be reimbursed by the Portfolio until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Portfolio's Total Annual Fund Operating Expenses to exceed the expense limitation. In addition, to the extent not effectively implemented as a result of the expense limitation, the Adviser has contractually agreed to waive its management fee and/or bear Portfolio expenses through May 1, 2018 in an amount equal to the Portfolio's share of all fees and expenses of any AB Mutual Funds in which the Portfolio invests.


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated, then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same and that the expense limitation remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



------------------------------------------------------------------------------
After 1 Year                                                            $   65
After 3 Years                                                           $  766
After 5 Years                                                           $1,490
After 10 Years                                                          $3,412
------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 38% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. In addition, the Portfolio will, under normal circumstances, invest at least 40% of its net assets in the fixed-income securities of non-U.S. corporate and governmental issuers, and invest in issuers located in at least three countries. The Portfolio may invest in a broad range of fixed-income securities in both developed and emerging markets. The Portfolio may invest across all fixed-income sectors, including U.S. and non-U.S. Government and corporate debt securities. The Portfolio's investments may be denominated in local currency or U.S. Dollar-denominated. The Portfolio may invest in debt securities with a range of maturities from short- to long-term. For a period of time after the Portfolio's inception, the Portfolio may gain up to approximately 50% of its exposure to fixed-income securities through investment in the AB Global Bond Fund, another investment company advised by the Adviser that has investment objectives and policies substantially similar to those of the Portfolio.

The Adviser selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

The Adviser will actively manage the Portfolio's assets in relation to market conditions and general economic conditions and adjust the Portfolio's investments in an effort to best enable the Portfolio to achieve its investment objective. Thus, the percentage of the Portfolio's assets invested in a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar. While the Adviser expects to hedge some or all of the foreign currency exposure resulting from the Portfolio's securities positions through the use of currency-related derivatives, it is not required to do so.

Under normal circumstances, the Portfolio invests at least 75% of its net assets in fixed-income securities rated investment grade at the time of investment and may invest up to 25% of its net assets in below investment-grade fixed-income securities (commonly known as "junk bonds").

The Portfolio expects to use derivatives, such as options, futures contracts, forwards and swaps, to a significant extent. For example, the Adviser may enter into futures contracts and swaps on interest rates, credit default swaps to gain or hedge exposure to specific fixed-income securities, and currency-related derivatives as noted above. In addition, the Portfolio may borrow money for investment purposes, and expects to enter into transactions such as reverse repurchase agreements and dollar rolls that are functionally equivalent to borrowings. These derivatives and borrowing transactions will at times create aggregate exposure to fixed-income securities for the Portfolio substantially in excess of its net assets, effectively leveraging the Portfolio.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.


.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

.. BELOW INVESTMENT GRADE SECURITIES RISK: Investments in fixed-income securities with lower ratings (commonly known as "junk bonds") are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. DURATION RISK: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.


.. INVESTMENT IN OTHER INVESTMENT COMPANIES RISK: As with other investments, investments in other investment companies, including exchange-traded funds, or ETFs, are subject to market and selection risk. In addition, Contractholders of the Portfolio bear both their proportionate share of expenses in the Portfolio (including management fees) and, indirectly, the expenses of the investment companies.


.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. LEVERAGE RISK: To the extent the Portfolio uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments.


.. NON-DIVERSIFICATION RISK: The Portfolio may have more risk because it is "non-diversified", meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's NAV.


.. LIQUIDITY RISK: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemption of Portfolio shares. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed over the life of the Portfolio; and

.. how the Portfolio's average annual returns for one year and since inception compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

                                    [CHART]

                             Calendar Year End (%)

  07      08      09      10      11      12      13      14       15       16
 ----    ----    ----    ----    ----    ----    ----    ----     ----    -----
  n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a      n/a    5.38%




During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 3.21%, 1ST QUARTER, 2016; AND WORST QUARTER WAS DOWN -1.92%, 4TH QUARTER, 2016.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2016)



                                                                              SINCE
                                                                     1 YEAR INCEPTION*
--------------------------------------------------------------------------------------
Portfolio                                                            5.38%    2.93%
--------------------------------------------------------------------------------------
Bloomberg Barclays Global Aggregate Bond Index (U.S. Dollar hedged)
(reflects no deduction for fees, expenses, or taxes)                 3.95%    2.10%
--------------------------------------------------------------------------------------



* Since inception return is from April 29, 2015.


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE             LENGTH OF SERVICE  TITLE
-----------------------------------------------------------------------------
Paul J. DeNoon          Since 2015      Senior Vice President of the Adviser

Scott A. DiMaggio       Since 2015      Senior Vice President of the Adviser

Douglas J. Peebles      Since 2015      Senior Vice President of the Adviser

Matthew S. Sheridan     Since 2015      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 62 in this Prospectus.

AB VPS GLOBAL RISK ALLOCATION--MODERATE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is to seek long term growth of capital while seeking to limit volatility.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


---------------------------------------------------------------------------------
Management Fees                                                           .60%
Other Expenses:
 Transfer Agent                                                           .00%(a)
 Other Expenses                                                           .47%
                                                                        ------
Total Other Expenses                                                      .47%
                                                                        ------
Acquired Fund Fees and Expenses                                           .12%
                                                                        ------
Total Portfolio Operating Expenses Before Fee Waiver and Expense
 Reimbursement                                                           1.19%
                                                                        ======
Fee Waiver and Expense Reimbursement(b)                                 (.44)%
                                                                        ------
Total Portfolio Operating Expenses After Fee Waiver and Expense
 Reimbursement                                                            .75%
                                                                        ======
---------------------------------------------------------------------------------



(a)Less than .01%.

(b)The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Portfolio (including the Portfolio's proportionate share of the fees and expenses of registered investment companies or series thereof in which the Portfolio invests) through May 1, 2018 to the extent necessary to prevent total Portfolio operating expenses (excluding interest expense, taxes, extraordinary expenses, expenses associated with securities sold short, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .75% of average daily net assets ("expense limitation"). Any fees waived and expenses borne by the Adviser may be reimbursed by the Portfolio until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Portfolio's Total Annual Fund Operating Expenses to exceed the expense limitation.


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the expense limitation remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



------------------------------------------------------------------------------
After 1 Year                                                            $   77
After 3 Years                                                           $  334
After 5 Years                                                           $  612
After 10 Years                                                          $1,404
------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 79% of the average value of its portfolio.

PRINCIPAL STRATEGIES
In making decisions on the allocation of assets among "growth assets" and "safety assets", the Adviser will use a risk-weighted allocation methodology based on the expected "tail risk" of each asset class. For purposes of the Portfolio, growth assets include global equities and, at times, high yield fixed-income securities (commonly known as "junk bonds"), and safety assets include government securities of developed countries. This strategy attempts to provide investors with favorable long-term total return while minimizing exposure to material or "tail" losses. To execute this strategy, the percentage loss that will constitute a tail loss is calculated for each asset class based on historical market behavior and on a forward-looking basis through options prices. Portfolio assets are then allocated among asset classes so that growth assets contribute the majority of the expected risk of tail loss ("tail risk") of the Portfolio, and safety assets contribute a lesser amount of tail risk. The Adviser will make frequent adjustments to the Portfolio's asset class exposures based on these tail risk determinations. To help limit tail risk, the Portfolio will utilize a risk management strategy involving the purchase of put options and sale of call options on equity indices, equity index futures or exchange-traded funds, or ETFs. The Adviser will on a best efforts basis seek to limit the volatility of the Portfolio to no more than 10% on an annualized basis. Actual results may vary.

The Adviser will also assess tail risk on a security, sector and country basis, and make adjustments to the Portfolio's allocations within each asset class when practicable. The Portfolio may invest in fixed-income securities with a range of maturities from short- to long-term. The Adviser expects that the Portfolio's investments in high yield fixed-income securities will not exceed 10% of the Portfolio's net assets. The Portfolio's investments in each asset class will generally be global in nature.

The Adviser expects to utilize a variety of derivatives in its management of the Portfolio, including futures contracts, options, swaps and forwards. Derivatives often provide more efficient and economical exposure to market segments than direct investments, and the Portfolio may utilize derivatives and ETFs to gain exposure to equity and fixed-income asset classes. Because derivatives transactions frequently require cash outlays that are only a small portion of the amount of exposure obtained through the derivative, a portion of the Portfolio's assets may be held in cash or invested in cash equivalents to cover the Portfolio's derivatives obligations, such as short-term U.S. Government and agency securities, repurchase agreements and money market funds. At times, a combination of direct securities investments and derivatives will be used to gain asset class exposure so that the Portfolio's aggregate exposure will substantially exceed its net assets (i.e., so that the Portfolio is effectively leveraged).

Currency exchange rate fluctuations can have a dramatic impact on returns. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Portfolio investments through currency-related derivatives, or decide not to hedge this exposure.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. ALLOCATION RISK: The allocation of investments among asset classes may have a significant effect on the Portfolio's net asset value, or NAV, when the asset classes in which the Portfolio has invested more heavily perform worse than the asset classes invested in less heavily.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.


.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

.. HIGH YIELD SECURITIES RISK: Investments in fixed-income securities with ratings below investment grade (commonly known as "junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

.. INVESTMENT IN OTHER INVESTMENT COMPANIES RISK: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, Contractholders of the Portfolio bear both their proportionate share of expenses in the Portfolio (including management fees) and, indirectly, the expenses of the investment companies.


.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments. Transactions intended to hedge fluctuations in the values of the portfolios positions will typically limit the opportunity for gain.

.. LEVERAGE RISK: Because the Portfolio uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments.

.. LIQUIDITY RISK: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes and large positions. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.


.. NON-DIVERSIFICATION RISK: The Portfolio may have more risk because it is "non-diversified", meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's NAV.


.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed over the life of the Portfolio; and

.. how the Portfolio's average annual returns for one year and since inception compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

                                    [CHART]

                             Calendar Year End (%)

  07      08      09      10      11      12      13      14       15       16
 ----    ----    ----    ----    ----    ----    ----    ----     ----    -----
  n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a      n/a    4.39%




During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 2.37%, 3RD QUARTER, 2016; AND WORST QUARTER WAS DOWN -1.06%, 1ST QUARTER, 2016.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2016)



                                                                      SINCE
                                                             1 YEAR INCEPTION*
------------------------------------------------------------------------------
Portfolio                                                    4.39%    -1.12%
------------------------------------------------------------------------------
MSCI World Index (net) (U.S. Dollar hedged)
(reflects no deduction for fees, expenses, or taxes)         9.39%     2.18%
------------------------------------------------------------------------------
60% MSCI World Index (U.S. Dollar hedged)/40% Bloomberg
Barclays Global G7 Treasury Index (U.S. Dollar hedged)**
(reflects no deduction for fees, expenses, or taxes)         7.33%     2.37%
------------------------------------------------------------------------------



* Since inception return is from April 28, 2015.

**The performance table includes an additional index that shows how the Portfolio's performance compares with a composite index comprised of a broad equity index and an investment grade government bond index.


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


EMPLOYEE         LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------
Daniel J. Loewy     Since 2016      Senior Vice President of the Adviser

Leon Zhu            Since 2015      Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 62 in this Prospectus.

AB VPS MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is to seek long-term capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


--------------------------------------------------------------------------------
Management Fees                                                            1.90%
Other Expenses:
 Transfer Agent                                                             .10%
 Other Expenses                                                           19.82%
                                                                        --------
Total Other Expenses                                                      19.92%
                                                                        --------
Acquired Fund Fees and Expenses                                            1.76%
                                                                        --------
Total Portfolio Operating Expenses Before Fee Waiver and Expense
 Reimbursement                                                            23.58%
                                                                        ========
Fee Waiver and Expense Reimbursement(a)                                 (21.43)%
                                                                        --------
Total Portfolio Operating Expenses After Fee Waiver and Expense
 Reimbursement                                                             2.15%
                                                                        ========
--------------------------------------------------------------------------------



(a)The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Portfolio (including the Portfolio's proportionate share of the fees and expenses of registered investment companies or series thereof in which the Portfolio invests) through May 1, 2018 to the extent necessary to prevent total Portfolio operating expenses (excluding interest expense, taxes, extraordinary expenses, expenses associated with securities sold short, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 2.15% of average daily net assets ("expense limitation"). Any fees waived and expenses borne by the Adviser may be reimbursed by the Portfolio until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Portfolio's Total Annual Fund Operating Expenses to exceed the expense limitation. In addition, through May 1, 2018 and to the extent not effectively implemented as a result of the expense limitation, the Adviser has contractually agreed to waive its management fee and/or bear Portfolio expenses in an amount equal to the Portfolio's share of all fees and expenses of any AB Mutual Funds in which the Portfolio invests, and to waive its management fee so that the effective management fee payable with respect to Portfolio assets invested in Acquired Funds that are not AB Mutual Funds is 0.20%.


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the expense limitation remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



-------------------------------------------------------------------------------
After 1 Year                                                            $   218
After 3 Years                                                           $ 4,209
After 5 Years                                                           $ 6,855
After 10 Years                                                          $10,196
-------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 0% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Portfolio seeks to achieve its investment objective primarily by allocating its assets among non-traditional and alternative investment strategies (the "Strategies"). In order to implement the Strategies, the Adviser will allocate the Portfolio's assets among other investment companies following alternative investment strategies, including AB Multi-Manager Alternative Strategies Fund ("MMASF"), AB Long/Short Multi-Manager Fund ("LSMM") and funds managed by unaffiliated third parties (collectively, the "Underlying Funds"). Because the Portfolio invests in Underlying Funds, it is considered a "fund of funds." The Adviser may in the future allocate the Portfolio's assets among multiple investment sub-advisers (each a "Sub-Adviser") that the Adviser believes have substantial experience managing one or more Strategies. MMASF and LSMM currently allocate their assets among Sub-Advisers based on the Adviser's assessment of those Sub-Advisers.

The Adviser allocates the Portfolio's assets principally among the following types of Strategies: (i) long/short equity, (ii) special situations,
(iii) credit and (iv) global macro. The Adviser seeks to gain exposure across various Strategies, but may focus the Portfolio's investments in particular Strategies in order to take advantage of perceived investment opportunities or based on its current market outlook. References to Underlying Funds' investments include investments by Sub-Advisers that may be selected by the Adviser in the future to manage a portion of the Portfolio's assets.

STRATEGIES
.. LONG/SHORT EQUITY: A long/short equity strategy typically involves buying and/or selling securities believed to be significantly under- or over-priced by the market in relation to their potential value. An Underlying Fund or Sub-Adviser generally will seek to buy certain securities in the expectation that they will increase in value and sell other securities short in the expectation that they will decrease in value. An Underlying Fund may specialize in a geographic area, industry, or market capitalization. Many long/short equity strategies hedge portfolios through the use of short sales and/or the use of index options and futures contracts and other derivative products. The Adviser anticipates that long/short equity strategies will frequently represent a larger portion of the Portfolio's assets than any other strategy discussed below.

.. SPECIAL SITUATIONS: Special situations strategies seek to take advantage of information inefficiencies resulting from a particular corporate or market event or situation. An Underlying Fund employing a special situations strategy will take positions in companies that are expected to become the subject of takeovers, liquidations, bankruptcies, tender offers, buybacks, spin-offs, exchange offers, mergers or other types of corporate reorganizations, litigation, or substantial financial or operational stress, or to be affected by regulatory or legislative changes, in the hope of profiting on results from the specific event. The goal of a special situations investment strategy is to profit when the price of a security changes to reflect more accurately the likelihood and potential impact of the occurrence, or non-occurrence, of the anticipated event. An Underlying Fund employing a special situations strategy may take an active role in determining the outcome of an event. Often, special situations strategies rely on fundamental research that extends beyond the evaluation of the issues affecting a single company to include an assessment of the legal and structural issues surrounding the extraordinary event or transaction. The Portfolio's assets are expected to be allocated among Underlying Funds that focus on a variety of special situations strategies, thereby effectively allocating capital between merger arbitrage, distressed securities, restructurings and other areas of focus for special situations strategies. Underlying Funds employing a special situations approach may employ a broad range of investment strategies and techniques to attempt to take advantage of specific events (for example, by using a long/short strategy driven by events), and may do so through almost any type of security or instrument.

.. CREDIT: An Underlying Fund that employs credit strategies generally invests in a variety of fixed-income and other securities. This strategy also includes opportunistic trading and investing in securities of distressed companies and high yield securities. These investments may include various credit strategies that involve being long and short different financial instruments, and the credits involved will range from high grade to high yield and distressed debt.

.. GLOBAL MACRO: Global macro strategies aim to identify and exploit imbalances in global economies and asset classes. Though encompassing many approaches and styles, macro strategies are linked by the utilization of macroeconomic and technical market factors, rather than "bottom-up" individual security analysis, as the primary basis for management. An Underlying Fund using a global macro strategy generally may invest in all major markets--equities, bonds, currencies and commodities--though not always at the same time, and will typically use leverage in its investment strategy in the form of short sales and derivative instruments. Some Underlying Funds using a global macro approach will base their investments on fundamental evaluation of market conditions and market evolutions (the discretionary approach), while others will use quantitative or pre-defined rules to do so (the systematic macro approach).

The Adviser may determine to allocate the Portfolio's assets to all or a subset of the Strategies described above at any one time (indirectly through Underlying Funds), and may change those allocations from time to time in its sole discretion and without prior notice to Contractholders. In the future, the Adviser may also determine to allocate the Portfolio's assets to Underlying Funds employing the Strategies and other strategies not described in this Prospectus, including, but not limited to, emerging markets, currency, quantitative and real estate related assets strategies.

The Adviser identifies potential Underlying Funds through a variety of sources. The selection process is driven by both quantitative and qualitative analysis. For each prospective allocation to an Underlying Fund, the Adviser will first conduct an evaluation of the Underlying Fund and its Strategy, investment adviser, and approach through analysis of, among other criteria, the prior investment returns of the Underlying Fund or similar strategies (if any), portfolio exposures, current assets under management, and Strategy outlook. The Adviser may also (i) conduct background checks; (ii) analyze whether the Underlying Fund's investment adviser has the personnel, research and technology resources to effectively implement its Strategy; and (iii) conduct additional due diligence as the Adviser deems appropriate.

The Underlying Funds' principal investments may include:

.. equity securities, including common and preferred stocks, convertible securities, rights and warrants and depositary receipts;

.. fixed-income and/or floating-rate securities, including debt issued by corporations, debt issued by governments (including the U.S. and foreign governments), their agencies, instrumentalities, sponsored entities, and political subdivisions, notes, debentures, debt participations, convertible bonds, non-investment-grade securities (commonly known as "junk bonds"), and bank loans (including senior secured loans) and other direct indebtedness;

.. mortgage-backed and other mortgage-related securities, asset-backed securities, municipal securities, to be announced ("TBA") securities, and custodial receipts;

..  currencies; and

.. restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

The Underlying Funds' investments may be publicly traded or privately issued or negotiated. The Underlying Funds' investments may include securities of U.S. and foreign issuers, including securities of issuers in emerging countries and securities denominated in a currency other than the U.S. Dollar. The Underlying Funds may also invest in shares of companies through initial public offerings, or IPOs.

The Underlying Funds may use derivatives, such as options, futures contracts, forwards and swaps, to a significant extent. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter an Underlying Fund's exposure. For example, a long/short strategy may involve use of various types of derivatives to take both a long and short position in securities or market segments. An Underlying Fund may use derivatives to effectively leverage the Underlying Fund by creating aggregate exposure substantially in excess of the Underlying Fund's net assets.

The Underlying Funds may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes. The Portfolio is considered to be "non-diversified," which means that the Investment Company Act of 1940, as amended, does not limit the percentage of its assets that it may invest in any one company (subject to certain limitations under the Internal Revenue Code of 1986, as amended).

PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

..  ALLOCATION AND MANAGEMENT RISK: The Adviser will invest the assets of the
   Portfolio primarily by allocating Portfolio assets to the Underlying Funds. The success of the Portfolio depends, in part, upon the ability of the Underlying Funds to develop and implement Strategies to achieve the Portfolio's investment objective. There is no assurance that the Adviser's allocation decisions will result in the desired effects. Subjective decisions made by the Adviser (e.g., with respect to allocation among Strategies) and/or the Underlying Funds may cause the Portfolio to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The success of the Portfolio's investment program depends primarily on the trading and investing skills of the investment advisers to Underlying Funds rather than on the trading and investing skills of the Adviser itself. To the extent that the Adviser is unable to select, manage, allocate appropriate levels of capital to, and invest with Underlying Funds that, in the aggregate, are able to produce consistently positive returns for the Portfolio, the performance of the Portfolio may be impaired.

   Some investment advisers to Underlying Funds have little experience managing registered investment companies, which, unlike the private investment funds these investment advisers have been managing, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations. Subject to the overall supervision of the Portfolio's investment program by the Adviser, each investment adviser to an Underlying Fund is responsible, with respect to the Underlying Fund, for compliance with the Underlying Fund's investment strategies and applicable law.

   Strategies implemented by the Underlying Funds may fail to produce the intended results. The success of a particular Underlying Fund is dependent on the expertise of its portfolio managers. Certain investment advisers to Underlying Funds may have only one or a limited number of key individuals responsible for managing the Portfolio's assets. The loss of one or more key individuals from an investment adviser could have a materially adverse effect on the performance of the Underlying Fund.

.. COUNTERPARTY RISK: The Portfolio is expected to establish relationships with third parties to engage in derivative transactions and obtain prime and other brokerage services that permit the Portfolio to trade in any variety of markets or asset classes. If the Portfolio is unable to establish or maintain such relationships, such inability may limit the Portfolio's transactions and trading activity, prevent it from trading at optimal rates and terms, and result in losses.

   Some of the markets in which the Portfolio may effect transactions are not "exchange-based," including "over-the-counter" or "interdealer" markets. The participants in these markets are typically not subject to the credit evaluation and regulatory oversight to which members of "exchange-based" markets are subject. This exposes the Portfolio to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions. Such "counterparty risk" is heightened for contracts with longer maturities where events may intervene to prevent settlement, or where the Portfolio has concentrated its transactions with a single or small group of counterparties. Furthermore, there is a risk that any of the Portfolio's counterparties could become insolvent and/or the subject of insolvency proceedings. If one or more of the Portfolio's counterparties were to become insolvent or the subject of insolvency proceedings, there exists the risk that the recovery of the Portfolio's assets from the counterparty will be delayed or be of a value less than the value of the assets originally entrusted to the counterparty.

.. HEDGING TRANSACTIONS RISK: The Portfolio may invest in securities and utilize financial instruments to seek to hedge fluctuations in the values of the Portfolio's positions. However, hedging transactions will typically limit the opportunity for gain if the value of such positions should increase, and may not work as intended and actually compound losses. It may not be possible to hedge against certain price fluctuations at a reasonable cost. The Portfolio generally is not required to enter into hedging transactions and may choose not to do so.

.. SHORT SALES RISK: The Portfolio may engage in short-selling, which involves the sale of a security that the Portfolio does not own in the hope of purchasing the same or equivalent security at a later date at a lower price. A short sale involves the risk of an increase in the market price of the security, and therefore the possibility of a theoretically unlimited loss. The Portfolio must borrow the security to initiate the short sale, and it may be difficult and costly to effect the purchase of the security in order to return it to the lender, particularly if the security is illiquid. The Portfolio may for a number of reasons be forced to unwind a short sale at a disadvantageous price.

.. VOLATILITY RISK: The Portfolio will frequently be subject to substantial volatility, which could result from a number of causes. Furthermore, there is the risk that a disproportionate share of the Portfolio's assets may be committed to one or more investment strategies or techniques, which would result in less diversification than would be suggested by the number of investment advisers to Underlying Funds being employed. The allocation of Portfolio assets to Underlying Funds in response to particular market conditions could increase volatility and potential for loss if such market conditions continue to worsen or react in a manner not anticipated by the Adviser.

.. PORTFOLIO TURNOVER RISK: Certain Underlying Funds may invest and trade securities on the basis of certain short-term market considerations. The resultant high portfolio turnover could potentially involve substantial brokerage commissions and fees.

.. SPECIAL SITUATIONS INVESTMENT RISK: Special situations investing requires an investment adviser to an Underlying Fund to make predictions about the likelihood that an event will occur and the impact such event will have on the value of a company's securities. If the event fails to occur or it does not have the effect foreseen, losses can result.

.. FIXED-INCOME SECURITIES RISK: The Portfolio may invest in debt or other fixed-income securities of U.S. and non-U.S. issuers. The value of fixed-income securities will change in response to fluctuations in interest rates and changes in market perception of the issuer's creditworthiness or other factors. The Portfolio may invest to a substantial degree in debt securities rated below investment grade, otherwise known as high-yield securities or "junk bonds." High-yield securities may rank junior to other outstanding securities and obligations of the issuer. Moreover, high-yield securities may not be protected by financial covenants or limitations on additional indebtedness. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. High-yield securities face ongoing uncertainties and exposure to adverse business, financial or economic conditions that could lead to the issuer's inability to meet timely interest and principal payments.

.. DISTRESSED INVESTMENTS RISK: The Portfolio may invest in companies that are in poor financial condition, lack sufficient capital or that are involved in bankruptcy or reorganization proceedings. Securities and obligations of such distressed companies often trade at a discount to the expected enterprise value that could be achieved through a restructuring and an investor in such securities is exposed to risk that a restructuring will not occur, or will occur on unfavorable terms. Debt obligations of distressed companies are typically unrated, lower-rated or close to default. Securities of distressed companies are generally more likely to become worthless than securities of more financially stable companies.

.. DERIVATIVE INSTRUMENTS RISK: The Portfolio may enter into options, futures contracts, forwards, swaps and other derivative instrument contracts. Derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk. The prices of derivative instruments can be highly volatile. Depending on the nature of the derivative, price movements may be influenced by interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies.

.. SMALL CAPITALIZATION AND RECENTLY ORGANIZED COMPANIES RISK: Portfolio assets may be exposed, long and short, to securities of small capitalization companies and recently organized companies. Historically, such securities have been more volatile in price than those of larger capitalized, more established companies. These companies may have limited product lines, distribution channels and financial and managerial resources. Further, there is often less publicly available information concerning such companies than for larger, more established businesses. The equity securities of small capitalization companies may be traded in volumes that are lower than are typical of larger company securities.

.. NON-U.S. INVESTMENTS RISK: The Portfolio may invest in securities of non-U.S. companies and foreign countries. Investing in the securities of such companies and countries involves political and economic considerations, such as: the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on income or capital gains; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Portfolio's investment opportunities. The economies of non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and balance of payments position. In addition, accounting and financial reporting standards that prevail in non-U.S. countries generally are not equivalent to U.S. standards and, consequently, less information may be available to investors in companies located in non-U.S. countries than is available to investors in companies located in the United States.

.. CURRENCY RISK: The Portfolio may invest a portion of its assets in instruments denominated in currencies other than the U.S. Dollar, the prices of which are determined with reference to currencies other than the U.S. Dollar. The Portfolio, however, generally values its securities and other assets in U.S. Dollars. To the extent unhedged, the value of the Portfolio's assets will fluctuate with currency exchange rates as well as with the price changes of the Portfolio's investments. Thus, an increase in the value of the U.S. Dollar compared to the other currencies in which the Portfolio makes its investments will reduce the effect of increases and magnify the effect of decreases in the prices of the Portfolio's securities in their local markets. The Portfolio may utilize financial instruments such as currency options and forward contracts to hedge currency fluctuations, but there can be no assurance that such hedging transactions (if implemented) will be effective.

.. EMERGING MARKETS RISK: Investment in emerging market securities involves a greater degree of risk than investment in securities of issuers based in developed countries. Among other things, emerging market securities investments may carry the risks of less publicly available information, more volatile markets, less strict securities market regulation, less favorable tax provisions, and a greater likelihood of severe inflation, unstable currency, war and expropriation of personal property than investments in securities of issuers based in developed countries.

.. UNDERVALUED SECURITIES RISK: The Portfolio may make certain investments in securities that an investment adviser to an Underlying Fund believes to be undervalued. However, there are no assurances that the securities will in fact be undervalued. In addition, it may take a substantial period of time before the securities realize their anticipated value, and such securities may never appreciate to the level anticipated by the investment adviser.

..  QUANTITATIVE INVESTMENT RISK: Certain investment advisers to Underlying
   Funds may attempt to execute strategies for an Underlying Fund using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that an investment adviser's use of quantitative models will result in effective investment decisions for an Underlying Fund. The success of an investment adviser's quantitative investment models is heavily dependent on the mathematical models used by the investment adviser. Models that have been formulated on the basis of past market data may not be predictive of future price movements. Models also may have hidden biases or exposure to broad structural or sentiment shifts. Furthermore, the effectiveness of such models tends to deteriorate over time as more traders seek to exploit the same market inefficiencies through the use of similar models.

.. COMMODITIES-RELATED INVESTMENTS RISK: To the extent the Portfolio invests in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the Portfolio will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. Commodities and commodity-linked investments may be less liquid than other investments.

.. MULTI-MANAGER RISK: The multi-manager strategy employed by the Portfolio involves special risks, which include:

     . Offsetting positions. Investment advisers to Underlying Funds may make investment decisions that conflict with each other; for example, at any particular time, one investment adviser may be purchasing shares of an issuer whose shares are being sold by another investment adviser. Consequently, the Portfolio could indirectly incur transaction costs without accomplishing any net investment result.

     . Proprietary investment strategy risk. Investment advisers to Underlying Funds may use proprietary or licensed investment strategies that are based on considerations and factors that are not fully disclosed to the Portfolio's Board of Directors (the "Board") or the Adviser. Moreover, these proprietary or licensed investment strategies, which may include quantitative mathematical models or systems, may be changed or refined over time. An investment adviser to an Underlying Fund (or the licensor of the strategies used by the investment adviser) may make certain changes to the strategies the investment adviser has previously used, may not use such strategies at all (or the investment adviser's license may be revoked), and may use additional strategies, where such changes or discretionary decisions, and the reasons for such changes or decisions, are also not fully disclosed to the Board or the Adviser. These strategies may involve risks under some market conditions that are not anticipated by the Adviser or the Portfolio.

.. NON-DIVERSIFICATION RISK: The Portfolio is a "non-diversified" investment company, which means that the Portfolio may invest a larger portion of its assets in a smaller number of issuers than a diversified investment company. This increases the risks of investing in the Portfolio because the performance of each security in which the Portfolio invests has a greater impact on the Portfolio's performance. To the extent that the Portfolio invests a relatively high percentage of its assets in securities of a limited number of companies, the Portfolio may also be more susceptible than a diversified investment company to any single economic, political or regulatory occurrence.

.. LEVERAGE RISK: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolio's investments and make the Portfolio more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

.. MORTGAGE-RELATED SECURITIES RISK: In the case of investments in mortgage-related securities, a loss could be incurred if the collateral backing these securities is insufficient.

.. REAL ESTATE RELATED SECURITIES RISK: The Portfolio may invest in real estate related securities and may indirectly invest in real assets, such as real estate, natural resources and commodities, and infrastructure assets. Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investments in real assets involve a substantial degree of risk, including significant financial, operating and competitive risks. Investing in real estate investment trusts, or REITs, involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are often subject to heavy cash flow dependency, default by borrowers and self-liquidation.

.. INVESTMENT IN OTHER INVESTMENT COMPANIES RISK: As with other investments, investments in Underlying Funds, including exchange-traded funds, or ETFs, are subject to market and selection risk. In addition, when the Portfolio acquires shares of Underlying Funds, Contractholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the Underlying Funds.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed over the life of the Portfolio; and

.. how the Portfolio's average annual returns for one year and since inception compare to those of a broad-based securities market index.


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




The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

                                    [CHART]

                             Calendar Year End (%)

  07      08      09      10      11      12      13      14      15       16
 ----    ----    ----    ----    ----    ----    ----    ----    ----    ------
  n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a     1.86%




During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 1.57%, 3RD QUARTER, 2016; AND WORST QUARTER WAS DOWN -0.50%, 2ND QUARTER, 2016.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2016)



                                                               SINCE
                                                      1 YEAR INCEPTION*
-----------------------------------------------------------------------
Portfolio                                             1.86%    1.40%
-----------------------------------------------------------------------
BofA Merrill Lynch 3-Month T-Bill Index
(reflects no deduction for fees, expenses, or taxes)  0.33%    0.34%
-----------------------------------------------------------------------
Hedge Fund Research, Inc. Global Hedge Fund Index**
(reflects no deduction for fees, expenses, or taxes)  2.50%    2.43%
-----------------------------------------------------------------------



* Since inception return is from December 16, 2015.

**The performance table includes an additional index that shows how the Portfolio's performance compares with an index of hedge funds representative of main hedge fund strategies and the overall composition of the hedge fund universe on an asset weighted basis.


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


EMPLOYEE        LENGTH OF SERVICE  TITLE
------------------------------------------------------------------------
Marc H. Gamsin     Since 2015      Senior Vice President of the Adviser

Greg Outcalt       Since 2015      Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 62 in this Prospectus.


                                                                             61

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ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND
FINANCIAL INTERMEDIARIES

     .   PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolios offer their shares through the separate accounts of participating life insurance companies ("Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the Insurer for information on the purchase and sale of the Portfolios' shares.

     .   TAX INFORMATION

Each Portfolio may pay income dividends or make capital gains distributions. The income and capital gains distributions are expected to be made in shares of each Portfolio. See the prospectus of the separate account of the Insurer for federal income tax information.

     .   PAYMENTS TO INSURERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Portfolio through an Insurer or other financial intermediary, the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the Insurer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' RISKS AND INVESTMENTS
--------------------------------------------------------------------------------


This section of the Prospectus provides additional information about the Portfolios' investment practices and risks, including principal and non-principal strategies and risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Portfolio's investment practices and additional descriptions of each Portfolio's strategies, investments, and risks can be found in the Portfolios' Statement of Additional Information ("SAI"). The AB VPS MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO will engage indirectly in one or more of the following investment strategies by investing in the Underlying Funds. For purposes of this discussion, reference to a Portfolio includes an Underlying Fund.

DERIVATIVES
Each Portfolio may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives--options, futures contracts, forwards and swaps--each of which is described below. Derivatives include listed and cleared transactions, where a Portfolio's derivative trade counterparty is an exchange or clearinghouse and non-cleared bilateral "over-the-counter" transactions, where the Portfolio's derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be more liquid and subject to less counterparty credit risk than those that are privately negotiated.

A Portfolio's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Portfolio's investment (in some cases, the potential loss is unlimited).

The Portfolios' investments in derivatives may include, but are not limited to, the following:

.. FORWARD CONTRACTS. A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or tangible asset to an agreed-upon location (rather than settled by cash) or is rolled forward into a new forward contract. The Portfolios' investments in forward contracts may include the following:

 - Forward Currency Exchange Contracts. A Portfolio may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions". A Portfolio, for example, may enter into a forward contract as a transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

.. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract is a standardized, exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Portfolio may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. A Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".

.. OPTIONS. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option)

                                                                             63

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  or increased or remained the same (in the case of a put option). If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. The Portfolios' investments in options include the following:

 - Options on Foreign Currencies. A Portfolio may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by the Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Portfolio may forfeit the entire amount of the premium plus related transaction costs. A Portfolio may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".

 - Options on Securities. A Portfolio may purchase or write a put or call option on securities. A Portfolio may write covered options, which means writing an option for securities the Portfolio owns, and uncovered options.

 - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

 - Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Portfolio that invests in equity securities may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indices, futures contracts (including on individual securities and stock indices) or shares of exchange-traded funds, or ETFs, at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or for the put options the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines, in the case of the call option, or increases, in the case of the put option, the Portfolio has the risk of losing the entire amount paid for the call or put options.

.. SWAP TRANSACTIONS. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon, or calculated by, reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Generally, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants ("FCMs") that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Portfolios post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is expected to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on Commodity Futures Trading Commission approval of contracts for central clearing. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party. The Portfolios' investments in swap transactions include the following:

 - Interest Rate Swaps, Swaptions, Caps and Floors. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating-rate payments for fixed-rate payments). Unless there is a counterparty default, the risk of loss to a Portfolio from interest rate swap transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.

   An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest

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   on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

   Interest rate swap, swaption, cap and floor transactions may, for example, be used to preserve a return or spread on a particular investment or a portion of a Portfolio's portfolio or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date. A Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or liabilities.

 - Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

 - Credit Default Swaps. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer, which will be either (i) the "par value" (face amount) of the reference obligation, in which case the Portfolio will receive the reference obligation in return or (ii) an amount equal to the difference between the par value and the current market value of the reference obligation. The periodic payments previously received by the Portfolio, coupled with the value of any reference obligation received, may be less than the amount it pays to the buyer, resulting in a loss to the Portfolio. If a Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

 - Currency Swaps. A Portfolio may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions". Currency swaps involve the exchange by a Portfolio with another party of a series of payments in specified currencies. Currency swaps may be bilateral and privately negotiated with the Portfolio expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps position. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation, and again upon the termination, of the transaction.

..  OTHER DERIVATIVES AND STRATEGIES

 - Currency Transactions. A Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Adviser may actively manage the Portfolio's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures contracts and options on futures contracts, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

 - Synthetic Foreign Equity Securities. The Portfolios may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by a Portfolio. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can

                                                                             65

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   be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

   Other types of synthetic foreign equity securities in which a Portfolio may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrants usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which it can obtain the underlying securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

   A Portfolio will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign (non-U.S.) risk and currency risk.

 - Eurodollar Instruments. Eurodollar instruments are essentially
   U.S. Dollar-denominated futures contracts or options that are linked to the London Interbank Offered Rate (LIBOR). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.

CONVERTIBLE SECURITIES

Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's Investors Service, Inc. or BBB- or lower by S&P Global Ratings or Fitch Ratings and comparable unrated securities may share some or all of the risks of debt securities with those ratings.


DEPOSITARY RECEIPTS AND SECURITIES OF SUPRANATIONAL ENTITIES
A Portfolio may invest in depositary receipts. American Depositary Receipts, or ADRs, are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depositary Receipts, or GDRs, European Depositary Receipts, or EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock underlying unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

FORWARD COMMITMENTS
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a

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subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

A Portfolio may invest in TBA-mortgage-backed securities. A TBA or "To Be Announced" trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is a risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices.

ILLIQUID SECURITIES

Each Portfolio limits its investments in illiquid securities to 15% of its net assets. Until the Portfolios' compliance date of December 1, 2018 for new
Rule 22e-4 under the Investment Company Act of 1940 (the "1940 Act"), the term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Portfolio has valued the securities. After such date, the term shall mean any security or investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.


A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

INDEXED COMMERCIAL PAPER
Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. A Portfolio will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Portfolio to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Portfolio will purchase such commercial paper for hedging purposes only, not for speculation.

INFLATION-INDEXED SECURITIES
Inflation-indexed securities are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

The value of inflation-indexed securities tends to react to changes in real interest rates. In general, the price of these securities can fall when real interest rates rise, and can rise when real interest rates fall. In addition, the value of these securities can fluctuate based on fluctuations in expectations of inflation. Interest payments on these securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

INVESTMENT IN EXCHANGE-TRADED FUNDS AND OTHER INVESTMENT COMPANIES

A Portfolio may invest in shares of ETFs, subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance thereunder. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for varying reasons. A Portfolio will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF's shares, which is based on supply and demand in the market for the ETF's shares, may differ from its NAV. Accordingly, there may be times when an ETF's shares trade at a discount to its NAV.

The Portfolios may also invest in investment companies other than ETFs, as permitted by the 1940 Act, and the rules and regulations or exemptive orders thereunder. The AB VPS MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO is a fund of funds and invests substantially in investment companies other than ETFs. The Adviser has received exemptive relief from the Securities and Exchange Commission (the "Commission") that


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permits the AB VPS MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO to invest in other investment companies in excess of limits imposed by Section 12(d)(1) of the 1940 Act, subject to certain conditions. As with ETF investments, if a Portfolio acquires shares in other investment companies, Contractholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Portfolio's expenses. The Portfolios intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

LOANS OF PORTFOLIO SECURITIES
For the purposes of achieving income, a Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions ("borrowers") to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of or exemptive orders under the 1940 Act. Under a Portfolio's securities lending program, all securities loans will be secured continually by cash collateral. The loans will be made only to borrowers deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans justifies the attendant risk. The Portfolio will be compensated for the loan from a portion of the net return from the interest earned on cash collateral after a rebate paid to the borrower (in some cases this rebate may be a "negative rebate", or fee paid by the borrower to the Portfolio in connection with the loan) and payments for fees of the securities lending agent and for certain other administrative expenses.

A Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned.

A Portfolio will invest cash collateral in a money market fund approved by the Portfolio's Board of Directors (the "Board") and expected to be managed by the Adviser. Any such investment will be at the Portfolio's risk. A Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

LOAN PARTICIPATIONS
A Portfolio may invest in corporate loans either by participating as co-lender at the time the loan is originated or by buying an interest in the loan in the secondary market from a financial institution or institutional investor. The financial status of an institution interposed between a Portfolio and a borrower may affect the ability of the Portfolio to receive principal and interest payments.

The success of a Portfolio may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing loan agreements.

MORTGAGE-BACKED SECURITIES, OTHER ASSET-BACKED SECURITIES AND STRUCTURED SECURITIES
Mortgage-backed securities may be issued by the U.S. Government or one of its sponsored entities, or may be issued by private organizations. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Portfolio that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-backed securities include mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduit certificates, or REMICs, collateralized mortgage obligations, or CMOs, and stripped mortgage-backed securities, and other types of mortgage-backed securities that may be available in the future.


Guaranteed Mortgage Pass-Through Securities. The AB VPS REAL ESTATE INVESTMENT PORTFOLIO may invest in guaranteed mortgage pass-through securities, which represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders, including but not limited to GNMA, FNMA and FHLMC.


Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-backed securities also include CMOs and REMIC pass-through or participation certificates that may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMICs are issued in multiple classes and the principal of and interest

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on the mortgage assets may be allocated among the several classes of CMOs or
REMICs in various ways. Each class of CMOs or REMICs, often referred to as a "tranche", is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrued on all classes of CMOs or REMICs on a monthly basis. The AB VPS REAL ESTATE INVESTMENT PORTFOLIO will not invest in the lowest rated tranche of CMOs and REMICs.

Typically, CMOs are collateralized by GNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgage assets and any reinvestment income.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, or the Code, and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although the AB VPS REAL ESTATE INVESTMENT PORTFOLIO does not intend to invest in residual interests.

Other Asset-Backed Securities. A Portfolio may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are securitized in structures similar to the structures used in mortgage securitizations.

Structured Securities. A Portfolio may invest in securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include securities described elsewhere in this Prospectus, such as mortgage-related and other asset-backed securities. These investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of particular debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or high-yield bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. Because these types of structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

PREFERRED STOCK
A Portfolio may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer. These investments include convertible preferred stock, which includes an option for the holder to convert the preferred stock into the issuer's common stock under certain conditions, among which may be the specification of a future date when the conversion may begin, a certain number of common shares per preferred share, or a certain price per share for the common stock. Convertible preferred stock tends to be more volatile than non-convertible preferred stock, because its value is related to the price of the issuer's common stock as well as the dividends payable on the preferred stock.

REAL ESTATE INVESTMENT TRUSTS (REITS)
REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments and principal. Similar to investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS
A Portfolio may enter into repurchase agreements in which a Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Portfolio at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase transactions are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

A Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.


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REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS
A Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to the Portfolio's limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leverage risk for a Portfolio. In addition, reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase may decline below the purchase price.

Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Portfolio forgoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

RIGHTS AND WARRANTS
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES
A Portfolio may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. When the Portfolio makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited because there is a theoretically unlimited potential for the price of a security sold short to increase.

STANDBY COMMITMENT AGREEMENTS
Standby commitment agreements are similar to put options that commit a Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee regardless of whether the security ultimately is issued. The Portfolios will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Portfolio and unavailable on a firm commitment basis.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Portfolio will bear the risk of capital loss in the event that the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

STRUCTURED PRODUCTS
A Portfolio may invest in certain hybrid derivatives-type investments that combine features of a traditional stock or bond with those of, for example, a futures contract or an option. These investments include structured notes and indexed securities, commodity-linked notes and commodity index-linked notes and credit-linked securities. The performance of the structured product, which is generally a fixed-income security, is tied (positively or negatively) to the price or prices of an unrelated reference indicator such as a security or basket of securities, currencies, commodities, a securities or commodities index or a credit default swap or other kinds of swaps. The structured product may not pay interest or protect the principal invested. The structured product or its interest rate may be a multiple of the reference indicator and, as a result, may be leveraged and move (up or down) more rapidly than the reference indicator. Investments in structured products may provide a more efficient and less expensive means of investing in underlying securities, commodities or other derivatives, but may potentially be more volatile, less liquid and carry greater market risk than investments in traditional securities. The purchase of a structured product also exposes a Portfolio to the credit risk of the structured product.

Structured notes are derivative debt instruments. The interest rate or principal of these notes is determined by reference to an unrelated indicator (for example, a currency, security, or indices thereof) unlike a typical note where the borrower agrees to make fixed or floating interest payments and to pay a fixed sum at maturity. Indexed securities may include structured notes as well as securities other than debt securities, the interest or principal of which is determined by an unrelated indicator.

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Commodity-linked notes and commodity index-linked notes provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, commodity indices or similar instruments. Commodity-linked products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

A Portfolio may also invest in certain hybrid derivatives-type investments that combine features of a traditional bond with those of certain derivatives such as a credit default swap, an interest rate swap or other securities. These investments include credit-linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that invest in a derivative instrument or basket of derivative instruments in order to provide exposure to certain fixed-income markets. For instance, a Portfolio may invest in credit-linked securities as a cash management tool to gain exposure to a certain market or to remain fully invested when more traditional income-producing securities are not available. The performance of the structured product, which is generally a fixed-income security, is linked to the receipt of payments from the counterparties to the derivative instruments or other securities. A Portfolio's investments in credit-linked securities are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default risk, counterparty risk, interest rate risk and leverage risk. These securities are generally structured as Rule 144A Securities so that they may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in the securities becoming illiquid.

VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS
Variable and floating-rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Portfolio may also invest in inverse floating-rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed-rate securities.

ZERO-COUPON AND PRINCIPAL-ONLY SECURITIES
Zero-coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

ADDITIONAL RISK AND OTHER CONSIDERATIONS

Investments in the Portfolios involve the risk considerations described below.


BORROWINGS AND LEVERAGE

Certain of the Portfolios may use borrowings for investment purposes subject to applicable statutory or regulatory requirements. Borrowings by a Portfolio result in leveraging of the Portfolio's shares. The Portfolios may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts, dollar rolls or certain derivatives. This means that a Portfolio uses cash made available during the term of these transactions to make investments in other securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to a Portfolio's Contractholders. These include a higher volatility of the NAV of a Portfolio's shares and the relatively greater effect on the NAV of the shares. In the case of borrowings for investment purposes, so long as a Portfolio is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of such leverage will be to cause the Portfolio's Contractholders to realize a higher net return than if the Portfolio were not leveraged. With respect to certain investments in derivatives that result in leverage of the Portfolio's shares, if the Portfolio is able to realize a net return on its investments that is higher than the costs of the leveraged transaction, the effect of such leverage will be to cause the Portfolio to realize a higher return than if the Portfolio were not leveraged. If the interest expense on borrowings or the costs of leveraged transactions approach the return on a Portfolio's investment portfolio or investments made through leverage, as applicable, the benefit of leverage to the Portfolio's Contractholders will be reduced. If the interest expense on borrowings or the costs of leveraged transactions were to exceed the net return to Contractholders, a Portfolio's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market would normally be a greater decrease in NAV per share.


FOREIGN (NON-U.S.) SECURITIES
Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in

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U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Portfolio that invests in securities of foreign issuers may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Portfolio's investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in securities of foreign issuers than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolios than that provided by U.S. laws.


In June 2016, the United Kingdom ("UK") voted in a referendum to leave the European Union ("EU"). On March 29, 2017, the UK notified the European Council of its intention to withdraw from the EU. It is expected that the UK's withdrawal will be completed within two years of such notification. There is still considerable uncertainty relating to the potential consequences of the withdrawal. During this period and beyond, the impact on the UK and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, Europe and globally, which could have an adverse effect on the value of a Portfolio's investments.


Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as emerging markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.

 Argentina                 Hungary                   Peru
 Belarus                   India                     Philippines
 Belize                    Indonesia                 Poland
 Brazil                    Iraq                      Russia
 Bulgaria                  Ivory Coast               Senegal
 Chile                     Jamaica                   Serbia
 China                     Jordan                    South Africa
 Colombia                  Kazakhstan                South Korea
 Croatia                   Lebanon                   Sri Lanka
 Dominican Republic        Lithuania                 Taiwan
 Ecuador                   Malaysia                  Thailand
 Egypt                     Mexico                    Turkey
 El Salvador               Mongolia                  Ukraine
 Gabon                     Nigeria                   Uruguay
 Georgia                   Pakistan                  Venezuela
 Ghana                     Panama                    Vietnam

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

FOREIGN (NON-U.S.) CURRENCIES
A Portfolio that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or non-U.S. governments or central banks or by currency controls or political developments. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks. A Portfolio may also invest directly in foreign currencies for non-hedging purposes directly on a spot basis (i.e., cash) or through derivatives transactions, such as forward currency exchange contracts, futures contracts and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Portfolio's NAV to fluctuate.

INVESTMENT IN BELOW INVESTMENT GRADE FIXED-INCOME SECURITIES
Investments in securities rated below investment grade (commonly referred to as "junk bonds") may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

INVESTMENT IN SMALLER, LESS-SEASONED COMPANIES
Investment in smaller, less-seasoned companies involves greater risks than are customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel that have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller, less-seasoned companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operation may fluctuate widely and may also contribute to stock price volatility.

REAL ESTATE INVESTMENTS
Although the Portfolios do not invest directly in real estate, they invest in securities of real estate companies, including, in particular, AB VPS REAL ESTATE INVESTMENT PORTFOLIO. Therefore, an investment in a Portfolio that makes such investments is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying such investments are concentrated geographically, by property type or in certain other respects, a Portfolio may be subject to certain of the foregoing risks to a greater extent. These risks may be greater for investments in non-U.S. real estate companies.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small-capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

UNRATED SECURITIES
A Portfolio may invest in unrated fixed-income securities when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities that are consistent with the Portfolio's objective and policies.

FUTURE DEVELOPMENTS
A Portfolio may take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

CHANGES IN INVESTMENT OBJECTIVES AND POLICIES
The AB VARIABLE PRODUCTS SERIES (VPS) FUND'S (the "Fund") Board may change a Portfolio's investment objective without shareholder approval. A Portfolio will provide shareholders with 60 days' prior written notice of any change to the Portfolio's investment objective. Portfolios that have a policy to invest at least 80% of their net assets in securities indicated by their name, such as the AB VPS INTERMEDIATE BOND PORTFOLIO, AB VPS LARGE CAP GROWTH PORTFOLIO, AB VPS SMALL CAP GROWTH PORTFOLIO, AB VPS REAL ESTATE INVESTMENT PORTFOLIO, AB VPS SMALL/MID CAP VALUE PORTFOLIO, and AB VPS GLOBAL BOND PORTFOLIO, will not change such policy without 60 days' prior written notice to shareholders. Unless otherwise noted, all other investment policies of a Portfolio may be changed without shareholder approval.

TEMPORARY DEFENSIVE POSITION
For temporary defensive purposes to attempt to respond to adverse market, economic, political or other conditions, each Portfolio may invest in certain types of short-term, liquid, investment-grade or high-quality (depending on the Portfolio) debt securities. While a Portfolio is investing for temporary defensive purposes, it may not meet its investment objectives.

PORTFOLIO HOLDINGS
The Portfolios' SAI includes a description of the policies and procedures that apply to disclosure of each Portfolio's portfolio holdings.

CYBER SECURITY RISK
Mutual funds, including the Portfolios, are susceptible to cyber security risk. Cyber security breaches may allow an unauthorized party to gain access to Portfolio assets, customer data, or proprietary information, or cause a Portfolio and/or its service providers to suffer data corruption or lose operational functionality. In addition, cyber security breaches in companies in which the Portfolios invest may affect the value of your investment in a Portfolio.

INVESTING IN THE PORTFOLIOS
--------------------------------------------------------------------------------

HOW TO BUY AND SELL SHARES
The Portfolios offer their shares through the separate accounts of the Insurers. You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the Insurer for information on the purchase and sale of the Portfolios' shares. AllianceBernstein Investments, Inc. ("ABI") may, from time to time, receive payments from Insurers in connection with the sale of the Portfolios' shares through the Insurers' separate accounts.


The NAV of each of the AB VPS DYNAMIC ASSET ALLOCATION PORTFOLIO, AB VPS GLOBAL BOND PORTFOLIO, AB VPS GLOBAL RISK ALLOCATION--MODERATE PORTFOLIO and AB MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO is disclosed daily on the Fund's website or through the investor's online account information at ABfunds.com and/or by calling (800) 221-5672.


The purchase or sale of a Portfolio's shares is priced at the next-determined NAV after the order is received in proper form.

The Insurers maintain omnibus account arrangements with the Fund in respect of one or more Portfolios and place aggregate purchase, redemption and exchange orders for shares of a Portfolio corresponding to orders placed by the Insurers' customers, or Contractholders, who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Policy Regarding Short-Term Trading".

ABI may refuse any order to purchase shares. Each Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

PAYMENTS TO FINANCIAL INTERMEDIARIES
Financial intermediaries, such as the Insurers, market and sell shares of the Portfolios and typically receive compensation for selling shares of the Portfolios. This compensation is paid from various sources.

  Insurers or your financial intermediary receive compensation from ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - defrayal of costs for educational seminars and training;
  - additional distribution support; and
  - payments related to providing Contractholder recordkeeping and/or administrative services.

ABI and/or the Adviser may pay Insurers or other financial intermediaries to perform recordkeeping and administrative services in connection with the Portfolios. Such payments will generally not exceed 0.35% of the average daily net assets of each Portfolio attributable to the Insurer.

OTHER PAYMENTS FOR EDUCATIONAL SUPPORT AND DISTRIBUTION ASSISTANCE
In addition to the fees described above, ABI, at its expense, currently provides additional payments to the Insurers that sell shares of the Portfolios. These sums include payments to reimburse directly or indirectly the costs incurred by the Insurers and their employees in connection with educational seminars and training efforts about the Portfolios for the Insurers' employees and/or their clients and potential clients and may include payments for distribution analytical data regarding Portfolio sales by the Insurer. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.


For 2017, ABI's additional payments to these firms for educational support and distribution assistance related to the Fund's Portfolios are expected to be approximately $400,000. In 2016, ABI paid additional payments of approximately $400,000 for the Fund's Portfolios.


  IF ONE MUTUAL FUND SPONSOR THAT OFFERS SHARES TO SEPARATE ACCOUNTS OF AN INSURER MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, THE INSURER MAY HAVE AN INCENTIVE TO RECOMMEND OR OFFER THE SHARES OF FUNDS OF ONE FUND SPONSOR OVER ANOTHER.

  PLEASE SPEAK WITH YOUR FINANCIAL INTERMEDIARY TO LEARN MORE ABOUT THE TOTAL AMOUNTS PAID TO YOUR FINANCIAL INTERMEDIARY BY THE ADVISER, ABI AND BY OTHER MUTUAL FUND SPONSORS THAT OFFER SHARES TO INSURERS THAT MAY BE RECOMMENDED TO YOU. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR FINANCIAL INTERMEDIARY AT THE TIME OF PURCHASE.

As of the date of this Prospectus, ABI anticipates that the Insurers or their affiliates that will receive additional payments for educational support include:


  AXA Advisors
  Global Atlantic Financial Company
  Jackson National Life
  Lincoln Financial Distributors
  MetLife Inc.
  Minnesota Life Insurance Company
  Ohio National Financial Services
  Pacific Life Insurance Company
  Prudential Financial
  SunAmerica Retirement Markets
  Transamerica Capital, Inc.
  Variable Annuity Life Insurance Company


Although the Portfolios may use brokers and dealers who sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES
The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Contractholders. These policies are described below. There is no guarantee that a Portfolio will be able to detect excessive or short-term trading or to identify Contractholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Contractholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Portfolio shares through purchases, sales and exchanges of shares. Each Portfolio reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any Insurer or a Contractholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, Contractholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term Contractholders. Volatility resulting from excessive purchases and sales or exchanges of shares of a Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Portfolio may incur increased administrative and other expenses due to excessive or short-term trading and increased brokerage costs.

Investments in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Portfolio ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a Contractholder engaging in a short-term trading strategy to exploit differences in share prices that are based on closing prices of securities of foreign issuers established some time before a Portfolio calculates its own share price (referred to as "time zone arbitrage"). Each of the Portfolios has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be fair value of those securities at the time the Portfolio calculates its NAV. While there is no assurance, each of the Portfolios expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a Contractholder's ability to engage in time zone arbitrage to the detriment of other Contractholders.

Contractholders engaging in a short-term trading strategy may also target a Portfolio irrespective of its investments in securities of foreign issuers. Any Portfolio that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, has the risk that the current market price for the securities may not accurately reflect current market values. Contractholders may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Portfolios may be adversely affected by price arbitrage.

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of shares of the Portfolios to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABI or AllianceBernstein Investor Services, Inc. ("ABIS") Contractholders' transaction activity relating to shares of a particular Portfolio on an individual basis. Consequently, the Fund, ABI and ABIS may not be able to detect excessive or short-term trading in shares of a Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short-term trading in shares of the Portfolios, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABI and ABIS consider the information actually available to them at the time. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  TRANSACTION SURVEILLANCE PROCEDURES. The Portfolios, through their agents,
   ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing each individual Insurer's omnibus transaction activity in Portfolio shares in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute excessive or short-term trading. Insurers' omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short-term trading activity attributable to one or more Contractholders. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

.. ACCOUNT BLOCKING PROCEDURES. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Insurer's omnibus account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted, except to the extent the Fund, ABI or ABIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its short-term trading policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of one or more Portfolios under a particular contract will be prevented from doing so. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. As a result, unless the Contractholder redeems his or her shares, the Contractholder effectively may be "locked" into an investment in shares of one or more of the Portfolios that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile. To rectify this situation, a Contractholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value. To avoid this risk, a Contractholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and should avoid frequent trading in Portfolio shares. An Insurer's omnibus account that is blocked will generally remain blocked unless and until the Insurer provides evidence or assurance acceptable to the Fund that one or more Contractholders did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. The Portfolios apply their surveillance procedures to Insurers. As required by Commission rules, the Portfolios have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Portfolios, upon the request of the Portfolios or their agents, with individual account level information about their transactions. If the Portfolios detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, Insurers will also execute instructions from the Portfolios to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares.

HOW THE PORTFOLIOS VALUE THEIR SHARES
Each Portfolio's NAV is calculated on any day the New York Stock Exchange (the "Exchange") is open at the close of regular trading (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when Contractholders will not be able to purchase or redeem their shares in the Portfolio.

The Portfolios value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. The market value of an Underlying Fund is its NAV. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Portfolios may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Portfolios ordinarily value their securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolios believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolios may frequently value many of their foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

Subject to its oversight, the Board has delegated responsibility for valuing a Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above. More information about the valuation of the Portfolios' assets is available in the Portfolios' SAI.

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Each Portfolio's adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading global investment adviser managing client accounts with assets as of December 31, 2016, totaling more than $480 billion (of which approximately $94 billion represented assets of registered investment companies sponsored by the Adviser). As of December 31, 2016, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 17 of the nation's FORTUNE 100 companies), for public employee retirement funds in 29 states and the District of Columbia, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 31 registered investment companies managed by the Adviser, comprising 129 separate investment portfolios, had as of December 31, 2016 approximately 2.4 million retail accounts.


The Adviser serves as the "manager of managers" for the AB VPS MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO and, subject to oversight by the Board, has ultimate responsibility for monitoring and coordinating the management of the Portfolio, including monitoring the Underlying Funds and sub-advisers for the Portfolio and ensuring that asset allocations are consistent with the Portfolio's investment guidelines. The Adviser is also responsible for the management of the portfolio investments of the AB Mutual Funds used as Underlying Funds.


The Adviser provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each of the Portfolios paid the Adviser for the fiscal year ended December 31, 2016 as a percentage of average daily net assets:



                                                       FEE AS A PERCENTAGE OF
                                                         AVERAGE DAILY NET
PORTFOLIO                                                      ASSETS
-----------------------------------------------------------------------------
AB VPS Intermediate Bond Portfolio                               .45%
AB VPS Large Cap Growth Portfolio                                .75%
AB VPS Growth and Income Portfolio                               .55%
AB VPS Growth Portfolio                                          .75%
AB VPS International Growth Portfolio                            .75%
AB VPS Global Thematic Growth Portfolio                          .75%
AB VPS Small Cap Growth Portfolio                                .75%
AB VPS Real Estate Investment Portfolio                          .55%
AB VPS International Value Portfolio                             .75%
AB VPS Small/Mid Cap Value Portfolio                             .75%
AB VPS Value Portfolio                                           .55%
AB VPS Balanced Wealth Strategy Portfolio                        .55%
AB VPS Dynamic Asset Allocation Portfolio                        .68%*
AB VPS Global Bond Portfolio                                    0.00%*
AB VPS Global Risk Allocation--Moderate Portfolio                .15%*
AB VPS Multi-Manager Alternative Strategies Portfolio           0.00%*

--------
*Net of fee waiver and/or reimbursement.


A discussion regarding the basis for the Board's most recent approval of each Portfolio's investment advisory agreement will be available in the Portfolio's semi-annual report for the fiscal period ending June 30, 2017. A discussion regarding the basis for the Board's earlier approval of each Portfolio's investment advisory agreement is available in the Portfolio's annual report to shareholders for the fiscal year ended December 31, 2016.


The Adviser may act as an investment adviser to other persons, firms, or corporations, including investment companies, hedge funds, pension funds, and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from a Portfolio. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Portfolio. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including a Portfolio. When two or more of the clients of the Adviser (including a Portfolio) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

MANAGER OF MANAGERS STRUCTURE
Subject to the ultimate responsibility of the Board, the Adviser has the responsibility to oversee the AB VPS MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO'S sub-advisers (when and if retained) and to recommend their hiring, termination and replacement. The Adviser has received exemptive relief from the Commission that permits the Adviser, with respect to the Portfolio, to appoint and replace non-affiliated sub-advisers, and enter into, amend and terminate sub-advisory agreements with non-affiliated sub-advisers, subject to Board approval but without shareholder approval (the "Manager of Managers Structure"). The use of the Manager of Managers Structure with respect to the Portfolio is subject to certain conditions set forth in the Commission exemptive order.

The Manager of Managers Structure enables the Portfolio to operate with greater efficiency and without incurring the expense and delays associated with obtaining approvals of a new subadvisory (or trading) agreement. The Manager of Managers Structure does not permit the Adviser's investment management fees to increase without shareholder approval.

PORTFOLIO MANAGERS

The day-to-day management of, and investment decisions for, the AB VPS GROWTH AND INCOME PORTFOLIO are made by the Adviser's Relative Value Investment Team. The Relative Value Investment Team relies heavily on the fundamental analysis and research of the Adviser's internal research staff. While the members of the team work jointly to determine the investment strategy, including security selection, for the Portfolio, Mr. Frank V. Caruso, CFA, who is Chief Investment Officer of the Adviser's Relative Value Investment Team, is primarily responsible for the day-to-day management of the Portfolio's portfolio (since
2001). Mr. Caruso is a Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2012.


The day-to-day management of, and investment decisions for, the AB VPS INTERMEDIATE BOND PORTFOLIO are made by the Adviser's U.S. Core Fixed Income Investment Team. The U.S. Core Fixed Income Investment Team relies heavily on the fundamental analysis and research of the Adviser's internal research staff.

The following table lists the persons within the U.S. Core Fixed Income Investment Team with the most significant responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:


                                                   PRINCIPAL OCCUPATION DURING
EMPLOYEE; YEAR; TITLE                               THE PAST FIVE (5) YEARS
------------------------------------------------------------------------------------
Michael Canter; since 2016; Senior Vice      Senior Vice President of the Adviser,
President of the Adviser                     with which he has been associated in a
                                             substantially similar capacity to his
                                             current position since prior to 2012.

Shawn E. Keegan; since 2007; Senior Vice     Senior Vice President of the Adviser,
President of the Adviser                     with which he has been associated in a
                                             substantially similar capacity to his
                                             current position since prior to 2012.

Douglas J. Peebles; since 2007; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                     with which he has been associated in a
                                             substantially similar capacity to his
                                             current position since prior to 2012.

Greg J. Wilensky; since 2005; Senior Vice    Senior Vice President of the Adviser,
President of the Adviser                     with which he has been associated in a
                                             substantially similar capacity to his
                                             current position since prior to 2012.


The day-to-day management of, and investment decisions for, the AB VPS GLOBAL THEMATIC GROWTH PORTFOLIO are made by the Adviser's Global Growth and Thematic Investment Team.

The following table lists the person within the Global Growth and Thematic Investment Team with the most significant responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that person has been jointly or primarily responsible for the Portfolio, and that person's principal occupation during the past five years:


                                                 PRINCIPAL OCCUPATION DURING
EMPLOYEE; YEAR; TITLE                             THE PAST FIVE (5) YEARS
----------------------------------------------------------------------------------
Daniel C. Roarty; since 2013; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                   with which he has been associated in a
                                           substantially similar capacity to his
                                           current position since prior to 2012.


The day-to-day management of, and investment decisions for, the AB VPS INTERNATIONAL GROWTH PORTFOLIO are made by the Adviser's Global Growth and Thematic Investment Team.

The following table lists the person within the Global Growth and Thematic Investment Team with the responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that person has been jointly or primarily responsible for the Portfolio and that person's principal occupation during the past five years:

                                           PRINCIPAL OCCUPATION(S) DURING
EMPLOYEE; YEAR; TITLE                         THE PAST FIVE (5) YEARS
-------------------------------------------------------------------------
Daniel C. Roarty; since 2012; Senior Vice           See above.
President of the Adviser


The day-to-day management of, and investment decisions for, the AB VPS MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO in respect of allocating Portfolio assets among different strategies, Underlying Funds and Sub-Advisers are made by Messrs. Marc Gamsin and Greg Outcalt (since 2015). Mr. Gamsin is Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2012. Mr. Outcalt is Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2012.


The day-to-day management of, and investment decisions for, each of the other Portfolios' portfolios are made by certain Senior Investment Management Teams or Investment Teams. Each Senior Investment Management Team or Investment Team relies heavily on the fundamental analysis and research of the Adviser's internal research staff. No one person is principally responsible for making recommendations for each Portfolio's portfolio.

The following table lists the Senior Investment Management Teams or Investment Teams, as applicable, the persons within each Senior Investment Management Team or Investment Team with the most significant responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:


      PORTFOLIO AND                                    PRINCIPAL OCCUPATION
       RESPONSIBLE                                   DURING THE PAST FIVE (5)
          GROUP             EMPLOYEE; YEAR; TITLE             YEARS
 -----------------------------------------------------------------------------
 AB VPS Growth Portfolio   Bruce K. Aronow; since    Senior Vice President of
 Growth Investment Team    2013; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

      PORTFOLIO AND                                    PRINCIPAL OCCUPATION
       RESPONSIBLE                                   DURING THE PAST FIVE (5)
          GROUP             EMPLOYEE; YEAR; TITLE             YEARS
 -----------------------------------------------------------------------------
                           Frank V. Caruso; since    Senior Vice President of
                           2008; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

                           John H. Fogarty; since    Senior Vice President of
                           2013; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

 AB VPS Small Cap Growth   Bruce K. Aronow; since    See above.
 Portfolio                 2000; Senior Vice
 Small Cap Growth          President of the Adviser
 Investment Team

                           N. Kumar Kirpalani;       Senior Vice President of
                           since 2005; Senior Vice   the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

                           Samantha S. Lau; since    Senior Vice President of
                           2005; Senior Vice         the Adviser, with which
                           President of the Adviser  she has been associated
                                                     in a substantially
                                                     similar capacity to her
                                                     current position since
                                                     prior to 2012.

                           Wen-Tse Tseng; since      Senior Vice President of
                           2006; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

 AB VPS Real               Eric J. Franco; since     Senior Vice President of
 Estate Investment         2012; Senior Vice         the Adviser, with which
 Portfolio                 President of the Adviser  he has been associated
 REIT Senior Investment                              in a substantially
 Management Team                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

                           Ajit D. Ketkar; since     Senior Vice President of
                           May 2017; Senior Vice     the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2012. He is
                                                     also Portfolio Manager
                                                     for Global Real Estate
                                                     Securities.

 AB VPS International      Tawhid Ali; since June    Senior Vice President of
 Value Portfolio           2016; Senior Vice         the Adviser, with which
 International Value       President of the Adviser  he has been associated
 Senior Investment                                   in a substantially
 Management Team                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

                           Takeo Aso; since 2012;    Senior Vice President of
                           Senior Vice President of  the Adviser, with which
                           the Adviser               he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

                           Avi Lavi; since 2012;     Senior Vice President of
                           Senior Vice President of  the Adviser, with which
                           the Adviser               he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

 AB VPS Small/Mid Cap      James W. MacGregor;       Senior Vice President of
 Value Portfolio           since 2005; Senior Vice   the Adviser, with which
 Small/Mid Cap Value       President of the Adviser  he has been associated
 Senior Investment                                   in a substantially
 Management Team                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

                           Joseph G. Paul; since     Senior Vice President of
                           2002; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

                           Shri Singhvi; since       Senior Vice President of
                           2014; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

 AB VPS Value Portfolio    Cem Inal; since 2016;     Senior Vice President of
 U.S. Value Senior         Senior Vice President of  the Adviser, with which
 Investment Management     the Adviser               he has been associated
 Team                                                in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

                           Joseph G. Paul; since     See above.
                           2009; Senior Vice
                           President of the Adviser

 AB VPS Large Cap Growth   Frank V. Caruso; since    See above.
 Portfolio                 2012; Senior Vice
 U.S. Large Cap Growth     President of the Adviser
 Investment Team

                           Vincent C. Dupont; since  Senior Vice President of
                           2012; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

                           John H. Fogarty; since    See above.
                           2012; Senior Vice
                           President of the Adviser

                           Karen A. Sesin; since     Senior Vice President of
                           May 2017; Senior Vice     the Adviser, with which
                           President of the Adviser  she has been associated
                                                     in a substantially
                                                     similar capacity to her
                                                     current position since
                                                     prior to 2012.

 AB VPS Balanced Wealth    Daniel J. Loewy; since    Senior Vice President of
 Strategy Portfolio        2013; Senior Vice         the Adviser, with which
 Multi-Asset               President of the Adviser  he has been associated
 Solutions Team                                      in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

      PORTFOLIO AND                                    PRINCIPAL OCCUPATION
       RESPONSIBLE                                   DURING THE PAST FIVE (5)
          GROUP             EMPLOYEE; YEAR; TITLE             YEARS
 -----------------------------------------------------------------------------
                           Christopher H. Nikolich;  Senior Vice President of
                           since 2004; Senior Vice   the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

                           Vadim Zlotnikov; since    Senior Vice President of
                           2013; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

 AB VPS Dynamic Asset      Brian T. Brugman; since   Senior Vice President of
 Allocation Portfolio      2016; Senior Vice         the Adviser, with which
 Dynamic Asset Allocation  President of the Adviser  he has been associated
 Team                                                in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

                           Daniel J. Loewy; since    See above.
                           2011; Senior Vice
                           President of the Adviser

                           Vadim Zlotnikov; since    See above.
                           2013; Senior Vice
                           President of the Adviser

 AB VPS Global Bond        Paul J. DeNoon; since     Senior Vice President of
 Portfolio                 2015; Senior Vice         the Adviser, with which
 Global Fixed Income       President of the Adviser  he has been associated
 Investment Team                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

                           Scott A. DiMaggio; since  Senior Vice President of
                           2015; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

                           Douglas J. Peebles;       See above.
                           since 2015; Senior Vice
                           President of the Adviser

                           Matthew S. Sheridan;      Senior Vice President of
                           since 2015; Senior Vice   the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

 AB VPS Global Risk        Daniel J. Loewy; since    See above.
 Allocation--Moderate      2016; Senior Vice
 Portfolio                 President of the Adviser
 Quantitative Investment
 Team

                           Leon Zhu; since 2015;     Senior Vice President of
                           Senior Vice President of  the Adviser, with which
                           the Adviser               he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.




The Portfolios' SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Portfolios.

PERFORMANCE OF SIMILARLY MANAGED ACCOUNTS
PERFORMANCE OF EQUITY AND FIXED-INCOME INVESTMENT TEAMS
Certain of the investment teams employed by the Adviser in managing the AB VPS BALANCED WEALTH STRATEGY PORTFOLIO have experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Equity and Fixed-Income Historical Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies as those applicable to the portions of the AB VPS BALANCED WEALTH STRATEGY PORTFOLIO they manage. The Equity and Fixed-Income Historical Accounts that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which the AB VPS BALANCED WEALTH STRATEGY PORTFOLIO, as a registered investment company, is subject and which, if applicable to the Equity and Fixed-Income Historical Accounts, may have adversely affected the performance of the Equity and Fixed-Income Historical Accounts.


Set forth below is performance data provided by the Adviser relating to the Equity and Fixed-Income Historical Accounts managed by investment teams that manage the AB VPS BALANCED WEALTH STRATEGY PORTFOLIO'S assets. Performance data is shown for the period during which the relevant investment team of the Adviser managed the Equity and Fixed-Income Historical Accounts through December 31, 2016. The aggregate assets for the Equity and Fixed-Income Historical Accounts managed by each investment team as of December 31, 2016 are also shown. Each of an investment team's Equity and Fixed-Income Historical Accounts has a nearly identical composition of investment holdings and related percentage weightings.


The performance data is net of all fees (including brokerage commissions) charged to the Equity and Fixed-Income Historical Accounts, calculated on a monthly basis. The data has not been adjusted to reflect any fees that will be payable by the AB VPS BALANCED WEALTH STRATEGY PORTFOLIO, which may be higher than the fees imposed on the Equity and Fixed-Income Historical Accounts, and will reduce the returns of the AB VPS BALANCED WEALTH STRATEGY PORTFOLIO. The data has not been adjusted to reflect the fees imposed by insurance company separate accounts in connection with variable products that invest in the AB VPS BALANCED WEALTH STRATEGY PORTFOLIO. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Adviser has calculated the investment performance of the Equity and Fixed-Income Historical Accounts on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for US Large Cap Value, International Large Cap Value and International Large Cap Growth accounts has been determined on an equal-weighted basis for periods prior to January 1, 2003 and on an asset-weighted basis for periods subsequent thereto. Composite investment performance for all other accounts has been determined on an asset-weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Equity and Fixed-Income Historical Accounts may produce different results, and the results for different periods may vary.

To the extent an investment team utilizes investment techniques such as futures contracts or options, the indices shown may not be substantially comparable to the performance of the investment team's Equity and Fixed-Income Historical Accounts. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees. If an investment team were to purchase a portfolio of securities substantially identical to the securities comprising the relevant index, the performance of the portion of the AB VPS BALANCED WEALTH STRATEGY PORTFOLIO managed by that investment team relative to the index would be reduced by the AB VPS BALANCED WEALTH STRATEGY PORTFOLIO'S expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on the AB VPS BALANCED WEALTH STRATEGY PORTFOLIO'S Contractholders of income taxes.

The following performance data is provided solely to illustrate each investment team's performance in managing the Equity and Fixed-Income Historical Accounts as measured against certain broad-based market indices.

These indices are described in the "Glossary" below except for the FTSE EPRA/NAREIT Developed Global Real Estate Index ("FTSE EPRA/NAREIT Developed Index"). FTSE EPRA/NAREIT Developed Index is a free-floating, market capitalization weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks worldwide. The index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets.

The performance of the AB VPS BALANCED WEALTH STRATEGY PORTFOLIO will be affected both by the performance of each investment team managing a portion of the AB VPS BALANCED WEALTH STRATEGY PORTFOLIO'S assets and by the Adviser's allocation of the AB VPS BALANCED WEALTH STRATEGY PORTFOLIO'S portfolio among its various investment teams. If some or all of the investment teams employed by the Adviser in managing the AB VPS BALANCED WEALTH STRATEGY PORTFOLIO were to perform relatively poorly, and/or if the Adviser were to allocate more of the AB VPS BALANCED WEALTH STRATEGY PORTFOLIO'S portfolio to relatively poorly performing investment teams, the performance of the AB VPS BALANCED WEALTH STRATEGY PORTFOLIO would suffer. Investors should not rely on the performance data of the Equity and Fixed-Income Historical Accounts as an indication of future performance of all or any portion of the AB VPS BALANCED WEALTH STRATEGY PORTFOLIO.

The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the Commission that will be used to calculate the AB VPS BALANCED WEALTH STRATEGY PORTFOLIO'S performance. The use of methodology different from that used to calculate performance could result in different performance data.

EQUITY AND FIXED-INCOME HISTORICAL ACCOUNTS
--------------------------------------------------------------------------------

NET OF FEES PERFORMANCE

For periods ended December 31, 2016, with their Aggregate Assets as of December 31, 2016:



INVESTMENT TEAMS AND                             ASSETS                                       SINCE   INCEPTION
BENCHMARKS                                    (IN MILLIONS) 1 YEAR 3 YEARS 5 YEARS 10 YEARS INCEPTION   DATES
----------------------------------------------------------------------------------------------------------------
EQUITY
----------------------------------------------------------------------------------------------------------------
US Large Cap Growth                             $7,395.79    2.85%  9.23%  15.74%    7.66%   12.77%*  12/31/1977
Russell 1000 Growth Index                                    7.08%  8.55%  14.50%    8.33%      N/A
----------------------------------------------------------------------------------------------------------------
US Large Cap Value                              $  585.74   13.80%  6.32%  13.67%    3.60%    6.20%    3/31/1999
Russell 1000 Value Index                                    17.34%  8.59%  14.80%    5.72%    6.63%
----------------------------------------------------------------------------------------------------------------
International Large Cap Growth                  $  546.07   -5.51% -2.68%   4.23%   -2.53%    4.00%   12/31/1990
MSCI EAFE Index                                              1.00% -1.60%   6.53%    0.75%    5.22%
----------------------------------------------------------------------------------------------------------------
International Large Cap Value                   $1,775.33   -0.11% -0.71%   6.38%   -2.71%    4.87%    3/31/2001
MSCI EAFE Index                                              1.00% -1.60%   6.53%    0.75%    4.40%
----------------------------------------------------------------------------------------------------------------
Global Real Estate                              $1,069.28    3.62%  5.99%  10.41%    2.62%    9.20%    9/30/2003
FTSE EPRA/NAREIT Developed Index#                            4.06%  5.90%   9.48%    1.48%    8.40%
----------------------------------------------------------------------------------------------------------------
FIXED INCOME
----------------------------------------------------------------------------------------------------------------
Intermediate Duration Bonds                     $  149.91    2.88%  2.98%   2.39%    4.36%    6.16%   12/31/1986
Bloomberg Barclays U.S. Aggregate Bond Index                 2.65%  3.03%   2.23%    4.34%    6.34%
----------------------------------------------------------------------------------------------------------------



*The inception date for the Russell 1000 Growth Index was December 31, 1978;
 the total returns for the US Large Cap Growth Strategy and that benchmark for that date through December 31, 2016 were 12.75% and 10.94%, respectively.

#FTSE EPRA/NAREIT Dev. Real Estate NET (3/1/2005-P)/FTSE EPRA/NAREIT Dev. Real
 Estate Gross (I-2/28/2005) Unhedged to USD.

PERFORMANCE OF SIMILARLY MANAGED FUND
The investment team employed by the Adviser to manage the AB VPS GLOBAL BOND PORTFOLIO has substantial experience in managing another registered investment company (the "Similarly Managed Fund") that has substantially the same investment objective and policies and is managed in accordance with substantially similar investment strategies as the Portfolio.


Set forth below is performance data provided by the Adviser relating to the Similarly Managed Fund. Performance data is shown for the period during which the Similarly Managed Fund was managed in a substantially similar manner as the Portfolio through December 31, 2016. The net assets of the Similarly Managed Fund as of December 31, 2016 were approximately $6.01 billion. While the Portfolio and the Similarly Managed Fund have substantially the same investment objectives and substantially similar investment strategies, the actual investments of the Portfolio and Similarly Managed Account may differ, especially for a period of time after the Portfolio's inception. During this initial period, the Portfolio may gain up to approximately 50% of its exposure to fixed-income securities through investment in the Similarly Managed Fund, and the remainder of the Portfolio's assets may be invested in securities and derivatives different from those held by the Similarly Managed Fund.


The performance data is net of all fees and expenses borne by the Advisor Class shares of the Similarly Managed Fund, including investment advisory fees and portfolio transaction costs. Advisor Class shares do not bear any distribution fees under a plan under Commission Rule 12b-1, and the performance data for a class of shares that does bear such distribution fees would be lower than that shown below. The data also has not been adjusted to reflect the fees and expenses that will be payable by the Portfolio, which may be higher than the fees and expenses of the Advisor Class shares of the Similarly Managed Fund. Therefore, the deduction of the fees imposed on the Similarly Managed Fund may result in higher performance returns that would be shown if the fees and expenses of the Portfolio had been deducted. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.


The Bloomberg Barclays Global Aggregate Bond Index (U.S. hedged) is used by the Portfolio and its Similarly Managed Fund for purposes of this example as a benchmark to measure its relative performance. The Bloomberg Barclays Global Aggregate Bond Index is a broad-based index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

To the extent the investment team utilizes investment techniques such as swaps, futures contracts, forwards or options, the performance of the Bloomberg Barclays Global Aggregate Bond Index may not be substantially comparable to the performance of the Similarly Managed Fund.


The performance data below is provided solely to illustrate the investment team's performance in managing the Similarly Managed Fund as measured against a broad-based market index. The performance of the Portfolio will be affected by the performance of the investment team managing the Portfolio's assets. If the investment team were to perform relatively poorly, the performance of the Portfolio would suffer. Investors should not rely on the performance data of the Similarly Managed Fund as an indication of future performance of the Portfolio.

The investment performance for the periods presented may not be indicative of future rates of return. While the performance was calculated pursuant to the methodology established by the Commission that will be used to calculate the Portfolio's performance, the use of a different methodology could result in different performance data.

SIMILARLY MANAGED FUND - SCHEDULE OF HISTORICAL PERFORMANCE*


                                  AB VPS GLOBAL BOND  BLOOMBERG BARCLAYS GLOBAL
                                  PORTFOLIO SIMILARLY         AGGREGATE
                                     MANAGED FUND            BOND INDEX
                                    TOTAL RETURN**          (U.S. HEDGED)
-------------------------------------------------------------------------------
Year Ended December 31:
2016                                      5.77%                 3.95%
2015                                      0.66%                 1.02%
2014                                      7.37%                 7.59%
2013                                     -1.87%                -0.14%
2012                                      7.35%                 5.72%
2011                                      4.75%                 5.40%
2010                                      9.72%                 4.61%
2009                                     24.49%                 5.09%
2008                                    -10.57%                 5.58%
Period from November 5, 2007
 until December 31, 2007                  0.54%                 1.00%
Cumulative total return for the
 period from November 5, 2007
 (inception of Similarly Managed
 Fund) to December 31, 2016***           54.90%                47.37%



AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016*



                                                                      SINCE
                                            1 YEAR 3 YEARS 5 YEARS INCEPTION***
-------------------------------------------------------------------------------
AB VPS GLOBAL BOND PORTFOLIO
Similarly Managed Fund**                    5.77%   4.56%   3.79%     4.90%
Bloomberg Barclays Global Aggregate Bond
 Index (U.S. hedged)                        3.95%   4.15%   3.59%     4.32%

--------
* Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of presentation of this data is described in the preceding discussion.

** Net of fees and expenses of Advisor Class shares of Similarly Managed Fund.

***Inception date of similar management of the Similarly Managed Fund is November 5, 2007.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


The Portfolios declare dividends on their shares at least annually. The income and capital gains distributions are expected to be made in shares of each Portfolio.

See the prospectus of the separate account of the Insurer for federal income tax information.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain requirements are met, a Portfolio may "pass-through" to its Contractholders credits or deductions to foreign income taxes paid. Non-U.S. investors may not be able to credit or deduct such foreign taxes.

GLOSSARY
--------------------------------------------------------------------------------

BONDS are interest-bearing or discounted government or corporate securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specified intervals, and to repay the principal amount of the loan at maturity.

FIXED-INCOME SECURITIES are investments, such as bonds or other debt securities or preferred stocks, that pay a fixed rate of return.


The BOFA MERRILL LYNCH 3-MONTH T-BILL INDEX is an unmanaged index that measures returns of three-month Treasury bills.

BLOOMBERG BARCLAYS GLOBAL AGGREGATE BOND INDEX is a broad-based index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

The BLOOMBERG BARCLAYS GLOBAL G7 TREASURY INDEX tracks fixed-rate local currency government debt of investment-grade G7 countries.

BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX provides a measure of the performance of the U.S. Dollar-denominated, investment-grade bond market, which includes U.S. Government bonds, corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly for sale in the United States.

The BLOOMBERG BARCLAYS U.S. TREASURY INDEX represents the performance of U.S. Treasuries within the U.S. Government fixed-income market.


FTSE NAREIT EQUITY REIT INDEX is an index of publicly traded REITs that own commercial property.


HEDGE FUND RESEARCH, INC. GLOBAL HEDGE FUND INDEX is comprised of funds representing all main hedge fund strategies and designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies including, but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.


MSCI AC WORLD INDEX is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

MSCI EAFE (EUROPE, AUSTRALASIA, FAR EAST) INDEX is a free float-adjusted market capitalization index that is designed to measure the equity performance of developed markets excluding the United States and Canada.

MSCI WORLD INDEX is a free float-adjusted market capitalization weighted index that is designed to measure developed-market equity performance throughout the world.

RUSSELL 1000(R) GROWTH INDEX measures the performance of the large-capitalization growth segment of the U.S. equity universe. It includes those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000(R) VALUE INDEX measures the performance of the large-capitalization value segment of the U.S. equity universe. It includes those Russell 1000(R) companies with lower price-to-book ratios and lower expected growth values.

RUSSELL 2000(R) GROWTH INDEX measures the performance of the small-capitalization growth segment of the U.S. equity universe. It includes those Russell 2000(R) companies with higher price-to-value ratios and higher forecasted growth values.

RUSSELL 2500/TM/ INDEX measures the performance of the small-to mid-capitalization segment of the U.S. equity universe, commonly referred to as "smid" capitalization. The Russell 2500/TM/ Index is a subset of the Russell 3000(R) Index. It includes approximately 2,500 of the smallest securities based on a combination of their market capitalization and current index membership.

RUSSELL 2500(R) VALUE INDEX measures the performance of the small- to mid-capitalization value segment of the U.S. equity universe. It includes those Russell 2500(R) companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 3000(R) GROWTH INDEX measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000(R) companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500 INDEX is a stock market index containing the stocks of 500 large-capitalization corporations. Widely regarded as the best single gauge of the U.S. equities market, the S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single share of a class of each Portfolio. The total returns in the table represent the rate that a Contractholder would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total returns in the table do not take into account separate account charges. If separate account charges were included, a Contractholder's return would have been lower. This information has been audited by Ernst & Young LLP, the independent registered public accounting firm for all Portfolios, whose report, along with each Portfolio's financial statements, are included in each Portfolio's annual report to Contractholders, which is available upon request.

AB VPS INTERMEDIATE BOND PORTFOLIO

-------------------------------------------------------------------------------------------------------------------------
                                                                                            CLASS A
                                                                                    YEAR ENDED DECEMBER 31,
                                                                          2016      2015      2014      2013      2012
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 10.63    $ 11.37   $ 11.22  $ 12.30    $ 12.54
                                                                       -------    -------   -------  -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                   .28+       .27       .28      .32        .33
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                     .23       (.27)      .44     (.59)       .35#
Contributions from Affiliates                                              -0-        -0-       -0-      -0-        .05#
                                                                       -------    -------   -------  -------    -------
Net increase (decrease) in net asset value from operations                 .51        -0-       .72     (.27)       .73
                                                                       -------    -------   -------  -------    -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.35)      (.40)     (.41)    (.45)      (.58)
Distributions from net realized gain on investment transactions           (.14)      (.34)     (.16)    (.36)      (.39)
                                                                       -------    -------   -------  -------    -------
Total dividends and distributions                                         (.49)      (.74)     (.57)    (.81)      (.97)
                                                                       -------    -------   -------  -------    -------
Net asset value, end of period                                         $ 10.65    $ 10.63   $ 11.37  $ 11.22    $ 12.30
                                                                       =======    =======   =======  =======    =======
TOTAL RETURN
Total investment return based on net asset value(b)                       4.71%*+     .01%*    6.48%   (2.16)%*    6.05%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $42,183    $47,554   $56,437  $61,848    $79,104
Ratio to average net assets of:
 Expenses                                                                 1.06%       .96%      .88%     .77%       .70%
 Net investment income                                                    2.60%+     2.44%     2.46%    2.74%      2.67%
Portfolio turnover rate**                                                  156%       230%      262%     217%       116%
-------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

 + For the year ended December 31, 2016 the amount includes a non-recurring refund for overbilling of prior years' custody out of pocket fees as follows:



    NET INVESTMENT INCOME PER SHARE   NET INVESTMENT INCOME RATIO   TOTAL RETURN
    -------------------------------   ---------------------------   ------------
                 $.03                             .28%                  .29%



 # Amount reclassified from realized gain (loss) on investment transactions.

 * Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended December 31, 2016, December 31, 2015, December 31, 2013, and December 31, 2012 by 0.03%, 0.03%, 0.02% and 0.05%,
   respectively.

** The Portfolio accounts for dollar roll transactions as purchases and sales.

AB VPS LARGE CAP GROWTH PORTFOLIO

------------------------------------------------------------------------------------------------------------------------------
                                                                                               CLASS A
                                                                                       YEAR ENDED DECEMBER 31,
                                                                            2016        2015      2014       2013      2012
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  49.50       $  48.83  $  42.78  $  31.17   $  26.86
                                                                       --------       --------  --------  --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                            (.03)(b)+       .02       .02      (.04)       .05
Net realized and unrealized gain on investment transactions                1.44           5.33      6.03     11.68       4.35
Contributions from Affiliates                                               .00(c)         -0-       -0-       -0-        -0-
                                                                       --------       --------  --------  --------   --------
Net increase in net asset value from operations                            1.41           5.35      6.05     11.64       4.40
                                                                       --------       --------  --------  --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                        -0-            -0-       -0-      (.03)      (.09)
Distributions from net realized gain on investment transactions           (5.69)         (4.68)      -0-       -0-        -0-
                                                                       --------       --------  --------  --------   --------
Total dividends and distributions                                         (5.69)         (4.68)      -0-      (.03)      (.09)
                                                                       --------       --------  --------  --------   --------
Net asset value, end of period                                         $  45.22       $  49.50  $  48.83  $  42.78   $  31.17
                                                                       ========       ========  ========  ========   ========
TOTAL RETURN
Total investment return based on net asset value(d)*                       2.63%+        11.11%    14.14%    37.35%     16.39%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $178,136       $191,568  $189,620  $190,488   $160,226
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                    .85%           .82%      .83%      .85%       .86%
 Expenses, before waivers/reimbursements                                    .85%           .82%      .83%      .85%       .86%
 Net investment income (loss)                                              (.07)%(b)+      .04%      .04%     (.11)%      .18%
Portfolio turnover rate                                                      59%            65%       65%       60%        94%
------------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Net of expenses waived and reimbursed by the Adviser.

(c)Amount is less than $.005.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

 + For the year ended December 31, 2016 the amount includes a non-recurring refund for overbilling of prior years' custody out of pocket fees as follows:



    NET INVESTMENT INCOME PER SHARE   NET INVESTMENT INCOME RATIO   TOTAL RETURN
    -------------------------------   ---------------------------   ------------
                 $.005                            .01%                  .01%



 * Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended December 31, 2016, December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2012 by 0.01%, 0.09%,
   0.02%, 0.10% and 0.95%, respectively.

AB VPS GROWTH AND INCOME PORTFOLIO



----------------------------------------------------------------------------------------------------------------------------
                                                                                              CLASS A
                                                                                      YEAR ENDED DECEMBER 31,
                                                                           2016        2015      2014      2013      2012
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  30.12      $  30.04  $  27.80  $  20.88  $  18.05
                                                                       --------      --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                    .43(b)+       .37       .40       .33       .29
Net realized and unrealized gain on investment transactions                2.84           .14      2.23      6.92      2.86
                                                                       --------      --------  --------  --------  --------
Net increase in net asset value from operations                            3.27           .51      2.63      7.25      3.15
                                                                       --------      --------  --------  --------  --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       (.32)         (.43)     (.39)     (.33)     (.32)
Distributions from net realized gain on investment transactions           (1.86)          -0-       -0-       -0-       -0-
                                                                       --------      --------  --------  --------  --------
Total dividends and distributions                                         (2.18)         (.43)     (.39)     (.33)     (.32)
                                                                       --------      --------  --------  --------  --------
Net asset value, end of period                                         $  31.21      $  30.12  $  30.04  $  27.80  $  20.88
                                                                       ========      ========  ========  ========  ========
TOTAL RETURN
Total investment return based on net asset value(c)*                      11.30%+        1.70%     9.54%    34.96%    17.53%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $155,924      $150,801  $168,135  $164,154  $131,402
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                    .61%          .60%      .60%      .60%      .60%
 Expenses, before waivers/reimbursements                                    .61%          .60%      .60%      .60%      .60%
 Net investment income                                                     1.46%(b)+     1.21%     1.39%     1.35%     1.48%
Portfolio turnover rate                                                     101%           73%       51%       63%       80%
----------------------------------------------------------------------------------------------------------------------------


(a)Based on average shares outstanding.

(b)Net of expenses waived and reimbursed by the Adviser.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.


 + For the year ended December 31, 2016 the amount includes a non-recurring refund for overbilling of prior years' custody out of pocket fees as follows:


    NET INVESTMENT INCOME PER SHARE   NET INVESTMENT INCOME RATIO   TOTAL RETURN
    -------------------------------   ---------------------------   ------------
                $.002                             .01%                  .01%

 * Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended December 31, 2016, December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2012 by 0.03%,
   0.14%, 0.11%, 0.08% and 0.19%, respectively.

AB VPS GROWTH PORTFOLIO

---------------------------------------------------------------------------------------------------------------------------
                                                                                             CLASS A
                                                                                     YEAR ENDED DECEMBER 31,
                                                                           2016        2015      2014      2013      2012
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 31.05       $ 34.47   $ 31.03   $ 23.22   $ 20.40
                                                                       -------       -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                           (.07)(b)+     (.08)     (.09)     (.03)      .06
Net realized and unrealized gain on investment and foreign
 currency transactions                                                     .54          3.18      4.15      7.92      2.77
                                                                       -------       -------   -------   -------   -------
Net increase in net asset value from operations                            .47          3.10      4.06      7.89      2.83
                                                                       -------       -------   -------   -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       -0-           -0-       -0-      (.08)     (.01)
Distributions from net realized gain on investment transactions          (3.57)        (6.52)     (.62)      -0-       -0-
                                                                       -------       -------   -------   -------   -------
Total dividends and distributions                                        (3.57)        (6.52)     (.62)     (.08)     (.01)
                                                                       -------       -------   -------   -------   -------
Net asset value, end of period                                         $ 27.95       $ 31.05   $ 34.47   $ 31.03   $ 23.22
                                                                       =======       =======   =======   =======   =======
TOTAL RETURN
Total investment return based on net asset value(c)*                      1.12%+        9.06%    13.28%    34.01%    13.89%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $24,645       $27,060   $28,141   $28,650   $25,220
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                  1.15%         1.09%     1.08%     1.06%     1.06%
 Expenses, before waivers/reimbursements                                  1.15%         1.09%     1.08%     1.06%     1.06%
 Net investment income (loss)                                             (.23)%(b)+    (.24)%    (.28)%    (.10)%     .27%
Portfolio turnover rate                                                     57%           51%       66%       63%       83%
---------------------------------------------------------------------------------------------------------------------------


(a)Based on average shares outstanding.

(b)Net of expenses waived and reimbursed by the Adviser.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.


 + For the year ended December 31, 2016 the amount includes a non-recurring refund for overbilling of prior years' custody out of pocket fees as follows:


    NET INVESTMENT INCOME PER SHARE   NET INVESTMENT INCOME RATIO   TOTAL RETURN
    -------------------------------   ---------------------------   ------------
                 $.015                            .05%                  .05%

 * Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended December 31, 2016, December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2012 by 0.01%,
   0.06%, 0.03%, 0.06% and 0.28%, respectively.

AB VPS INTERNATIONAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                  CLASS A
                                                                                          YEAR ENDED DECEMBER 31,
                                                                                2016       2015       2014      2013      2012
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $ 18.62      $ 19.04   $ 19.27    $  17.13  $ 15.08
                                                                            -------      -------   -------    --------  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                        .11(b)+      .15       .24         .21      .21
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                        (1.39)        (.50)     (.47)       2.11     2.12
Contributions from Affiliates                                                   -0-          -0-       .00(c)      -0-      -0-
                                                                            -------      -------   -------    --------  -------
Net increase (decrease) in net asset value from operations                    (1.28)        (.35)     (.23)       2.32     2.33
                                                                            -------      -------   -------    --------  -------
LESS: DIVIDENDS
Dividends from net investment income                                            -0-         (.07)      -0-        (.18)    (.28)
                                                                            -------      -------   -------    --------  -------
Net asset value, end of period                                              $ 17.34      $ 18.62   $ 19.04    $  19.27  $ 17.13
                                                                            =======      =======   =======    ========  =======
TOTAL RETURN
Total investment return based on net asset value(d)                           (6.87)%+*    (1.87)%   (1.19)%     13.60%   15.54%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                   $26,045      $33,090   $38,924    $102,467  $97,611
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                       1.27%        1.11%     1.07%        .94%     .97%
 Expenses, before waivers/reimbursements                                       1.27%        1.11%     1.07%        .94%     .97%
 Net investment income                                                          .60%(b)+     .78%     1.20%       1.15%    1.33%
Portfolio turnover rate                                                          52%          17%       29%         31%      52%
--------------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Net of expenses waived and reimbursed by the Adviser.

(c)Amount is less than $.005.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

 + For the year ended December 31, 2016 the amount includes a non-recurring refund for overbilling of prior years' custody out of pocket fees as follows:



    NET INVESTMENT INCOME PER SHARE   NET INVESTMENT INCOME RATIO   TOTAL RETURN
    -------------------------------   ---------------------------   ------------
                 $.04                            0.22%                  0.23%



 * Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the year ended December 31, 2016 by 0.09% respectively.

AB VPS GLOBAL THEMATIC GROWTH PORTFOLIO

--------------------------------------------------------------------------------------------------------------------------
                                                                                             CLASS A
                                                                                     YEAR ENDED DECEMBER 31,
                                                                           2016       2015     2014      2013       2012
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 22.43      $ 21.80  $ 20.75  $ 16.88     $ 14.87
                                                                       -------      -------  -------  -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                   .04(b)+      .02      .06      .04         .13
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    (.18)         .60      .99     3.88        1.88
Contributions from Affiliates                                              -0-          .01      -0-      -0-         -0-
                                                                       -------      -------  -------  -------     -------
Net increase (decrease) in net asset value from operations                (.14)         .63     1.05     3.92        2.01
                                                                       -------      -------  -------  -------     -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       -0-          -0-      -0-     (.05)        -0-
Tax return of capital                                                      -0-          -0-      -0-     (.00)(c)     -0-
                                                                       -------      -------  -------  -------     -------
Total dividends and distributions                                          -0-          -0-      -0-     (.05)        -0-
                                                                       -------      -------  -------  -------     -------
Net asset value, end of period                                         $ 22.29      $ 22.43  $ 21.80  $ 20.75     $ 16.88
                                                                       =======      =======  =======  =======     =======
TOTAL RETURN
Total investment return based on net asset value(d)*                      (.62)%+      2.89%    5.06%   23.26%      13.52%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $28,458      $31,534  $30,886  $32,195     $40,231
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                  1.06%        1.01%    1.01%     .98%        .99%
 Expenses, before waivers/reimbursements                                  1.06%        1.01%    1.01%     .98%        .99%
 Net investment income                                                     .17%(b)+     .07%     .26%     .22%        .83%
Portfolio turnover rate                                                     54%          47%      48%      96%        152%
--------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Net of fees waived and expenses reimbursed by the Adviser.

(c)Amount is less than $.005.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

 + For the year ended December 31, 2016 the amount includes a non-recurring refund for overbilling of prior years' custody out of pocket fees as follows:



    NET INVESTMENT INCOME PER SHARE   NET INVESTMENT INCOME RATIO   TOTAL RETURN
    -------------------------------   ---------------------------   ------------
                 $.004                           0.02%                  0.02%



 * Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended December 31, 2016, December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2012 by 0.28%, 0.01%,
   0.02%, 0.05% and 0.07%, respectively.

AB VPS SMALL CAP GROWTH PORTFOLIO



------------------------------------------------------------------------------------------------------------------------------
                                                                                               CLASS A
                                                                                       YEAR ENDED DECEMBER 31,
                                                                           2016         2015       2014      2013      2012
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 17.31       $ 20.97    $ 23.47    $ 18.96   $ 17.09
                                                                       -------       -------    -------    -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                    (.12)(b)+     (.19)      (.15)      (.21)     (.12)
Net realized and unrealized gain (loss) on investment transactions        1.05           .18       (.30)      8.30      2.69
                                                                       -------       -------    -------    -------   -------
Net increase (decrease) in net asset value from operations                 .93          (.01)      (.45)      8.09      2.57
                                                                       -------       -------    -------    -------   -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions          (5.17)        (3.65)     (2.05)     (3.58)     (.70)
                                                                       -------       -------    -------    -------   -------
Net asset value, end of period                                         $ 13.07       $ 17.31    $ 20.97    $ 23.47   $ 18.96
                                                                       =======       =======    =======    =======   =======
TOTAL RETURN
Total investment return based on net asset value(c)                       6.46%*+      (1.25)%*   (1.81)%*   45.66%*   15.02%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $22,405       $25,033    $28,055    $33,510   $27,479
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                               1.48%         1.31%      1.11%      1.17%     1.18%
 Expenses, before waivers/reimbursements(d)                               1.49%         1.31%      1.11%      1.17%     1.18%
 Net investment loss                                                      (.83)%(b)+    (.92)%     (.67)%     (.96)%    (.64)%
Portfolio turnover rate                                                     60%           72%        84%        81%      105%
------------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Net of expenses waived and reimbursed by the Adviser.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)The Portfolio's investments in affiliated underlying portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated underlying portfolios. The Adviser has voluntarily agreed to waive certain acquired fund fees and for the year ended December 31, 2016, such waiver amounted to .01% for the Portfolio.

 * Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended December 31, 2016, December 31, 2015, December 31, 2014 and December 31, 2013 by 0.08%, 0.02%, 0.01% and 0.23%,
   respectively.

 + For the year ended December 31, 2016 the amount includes a non-recurring refund for overbilling of prior years' custody out of pocket fees as follows:



    NET INVESTMENT INCOME PER SHARE   NET INVESTMENT INCOME RATIO   TOTAL RETURN
    -------------------------------   ---------------------------   ------------
                 $.004                           0.03%                  0.03%

AB VPS REAL ESTATE INVESTMENT PORTFOLIO

-----------------------------------------------------------------------------------------------------------------------
                                                                                           CLASS A
                                                                                   YEAR ENDED DECEMBER 31,
                                                                           2016       2015     2014     2013     2012
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  9.08      $ 10.00  $ 11.18  $ 12.25  $ 11.58
                                                                       -------      -------  -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                   .18(b)+      .18      .14      .24      .18
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                     .56         (.12)    2.39      .24     2.21
                                                                       -------      -------  -------  -------  -------
Net increase in net asset value from operations                            .74          .06     2.53      .48     2.39
                                                                       -------      -------  -------  -------  -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.15)        (.15)    (.37)    (.20)    (.15)
Distributions from net realized gain on investment transactions           (.45)        (.83)   (3.34)   (1.35)   (1.57)
                                                                       -------      -------  -------  -------  -------
Total dividends and distributions                                         (.60)        (.98)   (3.71)   (1.55)   (1.72)
                                                                       -------      -------  -------  -------  -------
Net asset value, end of period                                         $  9.22      $  9.08  $ 10.00  $ 11.18  $ 12.25
                                                                       =======      =======  =======  =======  =======
TOTAL RETURN
Total investment return based on net asset value(c)                       7.76%+        .80%   25.35%    4.20%   21.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $35,294      $35,970  $38,003  $31,576  $70,048
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                  1.08%        1.07%    1.08%     .86%     .84%
 Expenses, before waivers/reimbursements                                  1.08%        1.07%    1.08%     .86%     .84%
 Net investment income                                                    1.90%(b)+    1.91%    1.26%    1.92%    1.49%
Portfolio turnover rate                                                     77%          67%      67%      98%     110%
-----------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Net of expenses waived and reimbursed by the Adviser.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

 + For the year ended December 31, 2016 the amount includes a non-recurring refund for overbilling of prior years' custody out of pocket fees as follows:



    NET INVESTMENT INCOME PER SHARE   NET INVESTMENT INCOME RATIO   TOTAL RETURN
    -------------------------------   ---------------------------   ------------
                 $.002                            .02%                  .02%

AB VPS INTERNATIONAL VALUE PORTFOLIO



------------------------------------------------------------------------------------------------------------------------
                                                                                            CLASS A
                                                                                    YEAR ENDED DECEMBER 31,
                                                                           2016       2015     2014      2013     2012
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 13.52      $ 13.53  $ 14.99   $ 12.96  $ 11.50
                                                                       -------      -------  -------   -------  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                   .30(b)+      .30      .48       .33      .36
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    (.37)         .05    (1.40)     2.59     1.31
                                                                       -------      -------  -------   -------  -------
Net increase (decrease) in net asset value from operations                (.07)         .35     (.92)     2.92     1.67
                                                                       -------      -------  -------   -------  -------
LESS: DIVIDENDS
Dividends from net investment income                                      (.17)        (.36)    (.54)     (.89)    (.21)
                                                                       -------      -------  -------   -------  -------
Total dividends                                                           (.17)        (.36)    (.54)     (.89)    (.21)
                                                                       -------      -------  -------   -------  -------
Net asset value, end of period                                         $ 13.28      $ 13.52  $ 13.53   $ 14.99  $ 12.96
                                                                       =======      =======  =======   =======  =======
TOTAL RETURN
Total investment return based on net asset value(c)                       (.50)%+*     2.59%   (6.21)%   23.00%   14.53%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $47,385      $48,665  $50,504   $58,723  $48,029
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                   .86%         .85%     .85%      .82%     .81%
 Expenses, before waivers/reimbursements                                   .86%         .85%     .85%      .82%     .81%
 Net investment income                                                    2.27%(b)+    2.09%    3.25%     2.33%    2.97%
Portfolio turnover rate                                                     64%          74%      64%       59%      41%
------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Net of expenses waived and reimbursed by the Adviser.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

 + For the year ended December 31, 2016 the amount includes a non-recurring refund for overbilling of prior years' custody out of pocket fees as follows:



    NET INVESTMENT INCOME PER SHARE   NET INVESTMENT INCOME RATIO   TOTAL RETURN
    -------------------------------   ---------------------------   ------------
                 $.002                           0.01%                  0.01%



 * Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the year ended December 31, 2016 by 0.07% respectively.

AB VPS SMALL/MID CAP VALUE PORTFOLIO

------------------------------------------------------------------------------------------------------------------------------
                                                                                               CLASS A
                                                                                       YEAR ENDED DECEMBER 31,
                                                                           2016         2015      2014       2013      2012
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  17.29      $  21.95   $  22.89  $  17.67   $  15.46
                                                                       --------      --------   --------  --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                    .10(b)+       .11        .17       .16        .13
Net realized and unrealized gain (loss) on investment transactions         4.09         (1.11)      1.82      6.41       2.72
                                                                       --------      --------   --------  --------   --------
Net increase (decrease) in net asset value from operations                 4.19         (1.00)      1.99      6.57       2.85
                                                                       --------      --------   --------  --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       (.11)         (.17)      (.17)     (.13)      (.10)
Distributions from net realized gain on investment transactions           (1.08)        (3.49)     (2.76)    (1.22)      (.54)
                                                                       --------      --------   --------  --------   --------
Total dividends and distributions                                         (1.19)        (3.66)     (2.93)    (1.35)      (.64)
                                                                       --------      --------   --------  --------   --------
Net asset value, end of period                                         $  20.29      $  17.29   $  21.95  $  22.89   $  17.67
                                                                       ========      ========   ========  ========   ========
TOTAL RETURN
Total investment return based on net asset value(c)                       25.09%+       (5.49)%     9.20%    38.06%*    18.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $231,197      $191,388   $211,680  $217,146   $156,832
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                                 .82%          .82%       .82%      .81%       .82%
 Expenses, before waivers/reimbursements(d)                                 .83%          .82%       .82%      .81%       .82%
 Net investment income                                                      .53%(b)+      .56%       .75%      .77%       .75%
Portfolio turnover rate                                                      57%           42%        45%       56%        50%
------------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Net of expenses waived and reimbursed by the Adviser.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)The Portfolio's investments in affiliated underlying portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated underlying portfolios. The Adviser has voluntarily agreed to waive certain acquired fund fees and for the year ended December 31, 2016, such waiver amounted to less than .005% for the Portfolio.

 + For the year ended December 31, 2016 the amount includes a non-recurring refund for overbilling of prior years' custody out of pocket fees as follows:



    NET INVESTMENT INCOME PER SHARE   NET INVESTMENT INCOME RATIO   TOTAL RETURN
    -------------------------------   ---------------------------   ------------
                 $.001                           .003%                  .003%



 * Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the year ended December 31, 2013 by 0.01%.

AB VPS VALUE PORTFOLIO



----------------------------------------------------------------------------------------------------------------------
                                                                                           CLASS A
                                                                                   YEAR ENDED DECEMBER 31,
                                                                          2016       2015      2014     2013    2012
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $14.11      $15.50    $14.22   $10.63   $ 9.37
                                                                       ------      ------    ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                  .19(b)+     .21       .26      .19      .20
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   1.42       (1.26)     1.31     3.70     1.26
                                                                       ------      ------    ------   ------   ------
Net increase (decrease) in net asset value from operations               1.61       (1.05)     1.57     3.89     1.46
                                                                       ------      ------    ------   ------   ------
LESS: DIVIDENDS
Dividends from net investment income                                     (.25)       (.34)     (.29)    (.30)    (.20)
                                                                       ------      ------    ------   ------   ------
Net asset value, end of period                                         $15.47      $14.11    $15.50   $14.22   $10.63
                                                                       ======      ======    ======   ======   ======
TOTAL RETURN
Total investment return based on net asset value(c)                     11.55%*+    (6.95)%*  11.10%*  36.85%*  15.73%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $1,463      $1,373    $2,050   $2,205   $1,533
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                               .88%        .81%      .79%     .73%     .72%
 Expenses, before waivers/reimbursements(d)                               .89%        .81%      .79%     .73%     .72%
 Net investment income                                                   1.30%(b)+   1.38%     1.74%    1.51%    1.98%
Portfolio turnover rate                                                    68%         83%       42%      44%      40%
----------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Net of expenses waived and reimbursed by the Adviser.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)The Portfolio's investments in affiliated underlying portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated underlying portfolios. The Adviser has voluntarily agreed to waive certain acquired fund fees and for the year ended December 31, 2016, such waiver amounted to less than .005% for the Portfolio.

 + For the year ended December 31, 2016 the amount includes a non-recurring refund for overbilling of prior years' custody out of pocket fees as follows:



    NET INVESTMENT INCOME PER SHARE   NET INVESTMENT INCOME RATIO   TOTAL RETURN
    -------------------------------   ---------------------------   ------------
                 $.003                           0.02%                  0.02%



 * Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended December 31, 2016, December 31, 2015, December 31, 2014 and December 31, 2013 by 0.02%, 0.17%, 0.04% and 0.07%,
   respectively.

AB VPS BALANCED WEALTH STRATEGY PORTFOLIO

---------------------------------------------------------------------------------------------------------------------------
                                                                                             CLASS A
                                                                                     YEAR ENDED DECEMBER 31,
                                                                           2016        2015       2014      2013     2012
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 10.99       $ 12.16   $ 13.77    $ 12.12  $ 10.90
                                                                       -------       -------   -------    -------  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                   .19(b)++      .20       .26        .23      .22
Net realized and unrealized gain on investment and foreign
 currency transactions                                                     .34           .02+      .71       1.74     1.25
Contributions from Affiliates                                              .00(c)        -0-       .00(c)     -0-      -0-
                                                                       -------       -------   -------    -------  -------
Net increase in net asset value from operations                            .53           .22       .97       1.97     1.47
                                                                       -------       -------   -------    -------  -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.24)         (.27)     (.39)      (.32)    (.25)
Distributions from net realized gain on investment transactions           (.74)        (1.12)    (2.19)       -0-      -0-
                                                                       -------       -------   -------    -------  -------
Total dividends and distributions                                         (.98)        (1.39)    (2.58)      (.32)    (.25)
                                                                       -------       -------   -------    -------  -------
Net asset value, end of period                                         $ 10.54       $ 10.99   $ 12.16    $ 13.77  $ 12.12
                                                                       =======       =======   =======    =======  =======
TOTAL RETURN
Total investment return based on net asset value(d)                       4.69%++       1.65%*    7.37%*    16.49%   13.63%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $30,132       $33,409   $36,882    $41,222  $41,801
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                   .73%          .70%      .71%       .65%     .65%
 Expenses, before waivers/reimbursements                                   .73%          .70%      .71%       .65%     .65%
 Net investment income                                                    1.74%(b)++    1.71%     1.96%      1.76%    1.91%
Portfolio turnover rate**                                                  106%          132%      114%       117%      90%
---------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Net of expenses waived and reimbursed by the Adviser.

(c)Amount is less than $.005.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

 + Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio's change in net realized and unrealized gain (loss) on investment transactions for the period.

 ++ For the year ended December 31, 2016 the amount includes a non-recurring refund for overbilling of prior years' custody out of pocket fees as follows:



    NET INVESTMENT INCOME PER SHARE   NET INVESTMENT INCOME RATIO   TOTAL RETURN
    -------------------------------   ---------------------------   ------------
                 $.001                            .01%                  .01%



 * Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended December 31, 2015 and December 31, 2014 by 0.03% and 0.01%, respectively.

**The Portfolio accounts for dollar roll transactions as purchases and sales.

AB VPS DYNAMIC ASSET ALLOCATION PORTFOLIO

-----------------------------------------------------------------------------------------------------------------------------
                                                                                              CLASS A
                                                                                      YEAR ENDED DECEMBER 31,
                                                                          2016       2015      2014       2013       2012
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $11.33      $11.74   $11.74     $10.53     $ 9.75
                                                                       ------      ------   ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                           .13(b)+     .08      .08(b)     .03(b)    (.01)(b)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    .27        (.19)     .44       1.26        .81
                                                                       ------      ------   ------     ------     ------
Net increase (decrease) in net asset value from operations                .40        (.11)     .52       1.29        .80
                                                                       ------      ------   ------     ------     ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                     (.10)       (.10)    (.07)      (.04)      (.01)
Distributions from net realized gain on investment transactions          (.00)(c)    (.20)    (.45)      (.04)      (.01)
                                                                       ------      ------   ------     ------     ------
Total dividends and distributions                                        (.10)       (.30)    (.52)      (.08)      (.02)
                                                                       ------      ------   ------     ------     ------
Net asset value, end of period                                         $11.63      $11.33   $11.74     $11.74     $10.53
                                                                       ======      ======   ======     ======     ======
TOTAL RETURN
Total investment return based on net asset value(d)                      3.59%+     (1.09)%   4.45%     12.31%      8.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $  303      $  400   $  350     $  269     $   27
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                               .79%        .83%     .85%       .85%       .85%
 Expenses, before waivers/reimbursements(e)                               .81%        .83%     .85%       .89%      1.22%
 Net investment income (loss)                                            1.11%(b)+    .67%     .69%(b)    .31%(b)   (.14)%(b)
Portfolio turnover rate                                                    64%         93%      53%        52%        51%
-----------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Net of fees waived and expenses reimbursed by the Adviser.

(c)Amount is less than $.005.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)The Portfolio's investments in affiliated underlying portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated underlying portfolios. The Adviser has voluntarily agreed to waive certain acquired fund fees and for the year ended December 31, 2016, such waiver amounted to .02% annualized for the Portfolio.

 + For the year ended December 31, 2016 the amount includes a non-recurring refund for overbilling of prior years' custody out of pocket fees as follows:



    NET INVESTMENT INCOME PER SHARE   NET INVESTMENT INCOME RATIO   TOTAL RETURN
    -------------------------------   ---------------------------   ------------
               $.00005                           .0004%                .0004%

AB VPS GLOBAL BOND PORTFOLIO

------------------------------------------------------------------------------------------------
                                                                                CLASS A
                                                                                     APRIL 29,
                                                                        YEAR ENDED   2015(a) TO
                                                                       DECEMBER 31, DECEMBER 31,
                                                                           2016         2015
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $  9.96       $10.00
                                                                         -------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                  .22          .18
Net realized and unrealized gain (loss) on investment transactions
 and foreign currency transactions                                           .32         (.22)
                                                                         -------       ------
Net increase (decrease) in net asset value from operations                   .54         (.04)
                                                                         -------       ------
LESS: DIVIDENDS
Dividends from net investment income                                        (.29)         -0-
                                                                         -------       ------
Net asset value, end of period                                           $ 10.21       $ 9.96
                                                                         =======       ======
TOTAL RETURN
Total investment return based on net asset value(d)                         5.38%        (.40)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                $10,488       $9,947
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                                  .38%         .38%^
 Expenses, before waivers/reimbursements(e)                                 3.15%        3.63%^
 Net investment income(c)                                                   2.18%        2.74%^
Portfolio turnover rate                                                       38%          62%
------------------------------------------------------------------------------------------------



(a)Commencement of operations.

(b)Based on average shares outstanding.

(c)Net of fees and expenses waived/reimbursed by the Adviser.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)The Portfolio's investments in affiliated underlying portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated underlying portfolios. The Adviser has agreed to waive certain acquired fund fees and for the years ended December 31, 2016 and December 31, 2015, such waivers amounted to .26% and .26%, respectively for the Portfolio.

 ^ Annualized.

AB VPS GLOBAL RISK ALLOCATION--MODERATE PORTFOLIO

------------------------------------------------------------------------------------------------
                                                                                CLASS A
                                                                                     APRIL 28,
                                                                        YEAR ENDED   2015(a) TO
                                                                       DECEMBER 31, DECEMBER 31,
                                                                           2016         2015
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $9.40        $10.00
                                                                          -----        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                 .04           .05
Net realized and unrealized gain (loss) on investment transactions
 and foreign currency transactions                                          .37          (.65)
                                                                          -----        ------
Net increase (decrease) in net asset value from operations                  .41          (.60)
                                                                          -----        ------
LESS: DIVIDENDS
Dividends from net investment income                                       (.03)          -0-
                                                                          -----        ------
Net asset value, end of period                                            $9.78        $ 9.40
                                                                          =====        ======
TOTAL RETURN
Total investment return based on net asset value(d)                        4.39%        (6.00)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                 $  11        $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                                 .63%          .69%^
 Expenses, before waivers/reimbursements(e)                                1.08%         3.21%^
 Net investment income(c)                                                   .46%          .82%^
Portfolio turnover rate                                                      79%          111%
------------------------------------------------------------------------------------------------



(a)Commencement of operations.

(b)Based on average shares outstanding.

(c)Net of fees waived and expenses reimbursed by the Adviser.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)The Portfolio's investments in affiliated/unaffiliated underlying portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated/unaffiliated underlying portfolios. The Adviser has agreed to waive certain affiliated/unaffiliated acquired fund fees and for the year ended December 31, 2016 and the period ended December 31, 2015, such waivers amounted to .12% and .06%, respectively, for the Portfolio.

 ^ Annualized.

AB VPS MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO



------------------------------------------------------------------------------------------------
                                                                                CLASS A
                                                                                    DECEMBER 16,
                                                                        YEAR ENDED   2015(a) TO
                                                                       DECEMBER 31, DECEMBER 31,
                                                                           2016         2015
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $ 9.96       $10.00
                                                                          ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                  .07          .05
Net realized and unrealized gain (loss) on investment transactions           .12         (.09)
                                                                          ------       ------
Net increase (decrease) in net asset value from operations                   .19         (.04)
                                                                          ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                        (.05)         -0-
Distributions from net realized gain on investment transactions             (.02)         -0-
                                                                          ------       ------
Total dividends and distributions                                           (.07)         -0-
                                                                          ------       ------
Net asset value, end of period                                            $10.08       $ 9.96
                                                                          ======       ======
TOTAL RETURN
Total investment return based on net asset value(d)                         1.86%        (.40)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                 $1,005       $  986
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                                  .39%         .39%^
 Expenses, before waivers/reimbursements(e)                                27.62%       85.71%^
 Net investment income(c)                                                    .71%       11.56%^
Portfolio turnover rate                                                        0%           0%
------------------------------------------------------------------------------------------------



(a)Commencement of operations.

(b)Based on average shares outstanding.

(c)Net of fees and expenses waived/reimbursed by the Adviser.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)Expense ratios do not include expenses of the affiliated/unaffiliated Underlying Portfolios in which the Portfolio invests. For the year ended December 31, 2016 , and the period ended December 31, 2015 the estimated acquired fund fees (excluding interest expense, taxes, extraordinary expenses, expenses associated with securities sold short, and brokerage commissions and other transaction costs) of the affiliated/unaffiliated Underlying Portfolios in which the Portfolio invests were 1.76% and 1.76%, respectively, for the Portfolio.

 ^ Annualized.

APPENDIX A
--------------------------------------------------------------------------------

BOND RATINGS
MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")
Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


S&P GLOBAL RATINGS ("S&P")

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

FITCH RATINGS ("FITCH")
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.


Defaulted obligations are typically rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant considerations. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.


Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category or in categories below B.

APPENDIX B
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------


The following supplemental hypothetical investment information provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Portfolios" in this Prospectus about the effect of a Portfolio's expenses, including investment advisory fees and other Portfolio costs, on the Portfolio's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Portfolio assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Portfolio is the same as stated under "Fees and Expenses of the Portfolios". There are additional fees and expenses associated with variable products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly affect expenses. These fees and expenses are not reflected in the following expense information. Your actual expenses may be higher or lower.


AB VPS INTERMEDIATE BOND PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  111.30    $10,388.70
   2             10,388.70      519.44    10,908.14     115.63     10,792.51
   3             10,792.51      539.63    11,332.14     120.12     11,212.02
   4             11,212.02      560.60    11,772.62     124.79     11,647.83
   5             11,647.83      582.39    12,230.22     129.64     12,100.58
   6             12,100.58      605.03    12,705.61     134.68     12,570.93
   7             12,570.93      628.55    13,199.48     139.91     13,059.57
   8             13,059.57      652.98    13,712.55     145.35     13,567.20
   9             13,567.20      678.36    14,245.56     151.00     14,094.56
   10            14,094.56      704.73    14,799.29     156.87     14,642.42
   --------------------------------------------------------------------------
   Cumulative                $5,971.71               $1,329.29


AB VPS LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00   $ 73.50     $10,426.50
   2             10,426.50      521.33    10,947.83     76.63      10,871.20
   3             10,871.20      543.56    11,414.76     79.90      11,334.86
   4             11,334.86      566.74    11,901.60     83.31      11,818.29
   5             11,818.29      590.91    12,409.20     86.86      12,322.34
   6             12,322.34      616.12    12,938.46     90.57      12,847.89
   7             12,847.89      642.39    13,490.28     94.43      13,395.85
   8             13,395.85      669.79    14,065.64     98.46      13,967.18
   9             13,967.18      698.36    14,665.54    102.66      14,562.88
   10            14,562.88      728.14    15,291.02    107.04      15,183.98
   --------------------------------------------------------------------------
   Cumulative                $6,077.34                $893.36


AB VPS GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00   $ 64.05     $10,435.95
   2             10,435.95      521.80    10,957.75     66.84      10,890.91
   3             10,890.91      544.55    11,435.46     69.76      11,365.70
   4             11,365.70      568.29    11,933.99     72.80      11,861.19
   5             11,861.19      593.06    12,454.25     75.97      12,378.28
   6             12,378.28      618.91    12,997.19     79.28      12,917.91
   7             12,917.91      645.90    13,563.81     82.74      13,481.07
   8             13,481.07      674.05    14,155.12     86.35      14,068.77
   9             14,068.77      703.44    14,772.21     90.11      14,682.10
   10            14,682.10      734.11    15,416.21     94.04      15,322.17
   --------------------------------------------------------------------------
   Cumulative                $6,104.11                $781.94

AB VPS GROWTH PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  120.75    $10,379.25
   2             10,379.25      518.96    10,898.21     125.33     10,772.88
   3             10,772.88      538.64    11,311.52     130.08     11,181.44
   4             11,181.44      559.07    11,740.51     135.02     11,605.49
   5             11,605.49      580.27    12,185.76     140.14     12,045.62
   6             12,045.62      602.28    12,647.90     145.45     12,502.45
   7             12,502.45      625.12    13,127.57     150.97     12,976.60
   8             12,976.60      648.83    13,625.43     156.69     13,468.74
   9             13,468.74      673.44    14,142.18     162.64     13,979.54
   10            13,979.54      698.98    14,678.52     168.80     14,509.72
   --------------------------------------------------------------------------
   Cumulative                $5,945.59               $1,435.87


AB VPS INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  133.35    $10,366.65
   2             10,366.65      518.33    10,884.98     138.24     10,746.74
   3             10,746.74      537.34    11,284.08     143.31     11,140.77
   4             11,140.77      557.04    11,697.81     148.56     11,549.25
   5             11,549.25      577.46    12,126.71     154.01     11,972.70
   6             11,972.70      598.64    12,571.34     159.66     12,411.68
   7             12,411.68      620.58    13,032.26     165.51     12,866.75
   8             12,866.75      643.34    13,510.09     171.58     13,338.51
   9             13,338.51      666.93    14,005.44     177.87     13,827.57
   10            13,827.57      691.38    14,518.95     184.39     14,334.56
   --------------------------------------------------------------------------
   Cumulative                $5,911.04               $1,576.48


AB VPS GLOBAL THEMATIC GROWTH PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  111.30    $10,388.70
   2             10,388.70      519.44    10,908.14     115.63     10,792.51
   3             10,792.51      539.63    11,332.14     120.12     11,212.02
   4             11,212.02      560.60    11,772.62     124.79     11,647.83
   5             11,647.83      582.39    12,230.22     129.64     12,100.58
   6             12,100.58      605.03    12,705.61     134.68     12,570.93
   7             12,570.93      628.55    13,199.48     139.91     13,059.57
   8             13,059.57      652.98    13,712.55     145.35     13,567.20
   9             13,567.20      678.36    14,245.56     151.00     14,094.56
   10            14,094.56      704.73    14,799.29     156.87     14,642.42
   --------------------------------------------------------------------------
   Cumulative                $5,971.71               $1,329.29


AB VPS SMALL CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  156.45    $10,343.55
   2             10,343.55      517.18    10,860.73     161.82     10,698.91
   3             10,698.91      534.95    11,233.86     167.38     11,066.48
   4             11,066.48      553.32    11,619.80     173.14     11,446.66
   5             11,446.66      572.33    12,018.99     179.08     11,839.91
   6             11,839.91      592.00    12,431.91     185.24     12,246.67
   7             12,246.67      612.33    12,859.00     191.60     12,667.40
   8             12,667.40      633.37    13,300.77     198.18     13,102.59
   9             13,102.59      655.13    13,757.72     204.99     13,552.73
   10            13,552.73      677.64    14,230.37     212.03     14,018.34
   --------------------------------------------------------------------------
   Cumulative                $5,848.25               $1,829.91

AB VPS REAL ESTATE INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  113.40    $10,386.60
   2             10,386.60      519.33    10,905.93     117.78     10,788.15
   3             10,788.15      539.41    11,327.56     122.34     11,205.22
   4             11,205.22      560.26    11,765.48     127.07     11,638.41
   5             11,638.41      581.92    12,220.33     131.98     12,088.35
   6             12,088.35      604.42    12,692.77     137.08     12,555.69
   7             12,555.69      627.78    13,183.47     142.38     13,041.09
   8             13,041.09      652.05    13,693.14     147.89     13,545.25
   9             13,545.25      677.26    14,222.51     153.60     14,068.91
   10            14,068.91      703.45    14,772.36     159.54     14,612.82
   --------------------------------------------------------------------------
   Cumulative                $5,965.88               $1,353.06


AB VPS INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $   90.30    $10,409.70
   2             10,409.70      520.49    10,930.19      94.00     10,836.19
   3             10,836.19      541.81    11,378.00      97.85     11,280.15
   4             11,280.15      564.01    11,844.16     101.86     11,742.30
   5             11,742.30      587.12    12,329.42     106.03     12,223.39
   6             12,223.39      611.17    12,834.56     110.38     12,724.18
   7             12,724.18      636.21    13,360.39     114.90     13,245.49
   8             13,245.49      662.27    13,907.76     119.61     13,788.15
   9             13,788.15      689.41    14,477.56     124.51     14,353.05
   10            14,353.05      717.65    15,070.70     129.61     14,941.09
   --------------------------------------------------------------------------
   Cumulative                $6,030.14               $1,089.05


AB VPS SMALL/MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $   87.15    $10,412.85
   2             10,412.85      520.64    10,933.49      90.75     10,842.74
   3             10,842.74      542.14    11,384.88      94.49     11,290.39
   4             11,290.39      564.52    11,854.91      98.40     11,756.51
   5             11,756.51      587.83    12,344.34     102.46     12,241.88
   6             12,241.88      612.09    12,853.97     106.69     12,747.28
   7             12,747.28      637.36    13,384.64     111.09     13,273.55
   8             13,273.55      663.68    13,937.23     115.68     13,821.55
   9             13,821.55      691.08    14,512.63     120.45     14,392.18
   10            14,392.18      719.61    15,111.79     125.43     14,986.36
   --------------------------------------------------------------------------
   Cumulative                $6,038.95               $1,052.59


AB VPS VALUE PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $   93.45    $10,406.55
   2             10,406.55      520.33    10,926.88      97.25     10,829.63
   3             10,829.63      541.48    11,371.11     101.20     11,269.91
   4             11,269.91      563.50    11,833.41     105.32     11,728.09
   5             11,728.09      586.40    12,314.49     109.60     12,204.89
   6             12,204.89      610.24    12,815.13     114.05     12,701.08
   7             12,701.08      635.05    13,336.13     118.69     13,217.44
   8             13,217.44      660.87    13,878.31     123.52     13,754.79
   9             13,754.79      687.74    14,442.53     128.54     14,313.99
   10            14,313.99      715.70    15,029.69     133.76     14,895.93
   --------------------------------------------------------------------------
   Cumulative                $6,021.31               $1,125.38

AB VPS BALANCED WEALTH STRATEGY PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00   $ 76.65     $10,423.35
   2             10,423.35      521.17    10,944.52     79.89      10,864.63
   3             10,864.63      543.23    11,407.86     83.28      11,324.58
   4             11,324.58      566.23    11,890.81     86.80      11,804.01
   5             11,804.01      590.20    12,394.21     90.48      12,303.73
   6             12,303.73      615.19    12,918.92     94.31      12,824.61
   7             12,824.61      641.23    13,465.84     98.30      13,367.54
   8             13,367.54      668.38    14,035.92    102.46      13,933.46
   9             13,933.46      696.67    14,630.13    106.80      14,523.33
   10            14,523.33      726.17    15,249.50    111.32      15,138.18
   --------------------------------------------------------------------------
   Cumulative                $6,068.47                $930.29


AB VPS DYNAMIC ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $   85.05    $10,414.95
   2             10,414.95      520.75    10,935.70      90.77     10,844.93
   3             10,844.93      542.25    11,387.18      94.51     11,292.67
   4             11,292.67      564.63    11,857.30      98.42     11,758.88
   5             11,758.88      587.94    12,346.82     102.48     12,244.34
   6             12,244.34      612.22    12,856.56     106.71     12,749.85
   7             12,749.85      637.49    13,387.34     111.11     13,276.23
   8             13,276.23      663.81    13,940.04     115.70     13,824.34
   9             13,824.34      691.22    14,515.56     120.48     14,395.08
   10            14,395.08      719.75    15,114.83     125.45     14,989.38
   --------------------------------------------------------------------------
   Cumulative                $6,040.06               $1,050.68


AB VPS GLOBAL BOND PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $   67.20    $10,432.80
   2             10,432.80      521.64    10,954.44     361.50     10,592.94
   3             10,592.94      529.65    11,122.59     367.05     10,755.54
   4             10,755.54      537.78    11,293.32     372.68     10,920.64
   5             10,920.64      546.03    11,466.67     378.40     11,088.27
   6             11,088.27      554.41    11,642.68     384.21     11,258.47
   7             11,258.47      562.92    11,821.39     390.11     11,431.28
   8             11,431.28      571.56    12,002.84     396.09     11,606.75
   9             11,606.75      580.34    12,187.09     402.17     11,784.92
   10            11,784.92      589.25    12,374.17     408.35     11,965.82
   --------------------------------------------------------------------------
   Cumulative                $5,493.58               $3,527.76


AB VPS GLOBAL RISK ALLOCATION--MODERATE PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $   78.75    $10,421.25
   2             10,421.25      521.06    10,942.31     130.21     10,812.10
   3             10,812.10      540.61    11,352.71     135.10     11,217.61
   4             11,217.61      560.88    11,778.49     140.16     11,638.33
   5             11,638.33      581.92    12,220.25     145.42     12,074.83
   6             12,074.83      603.74    12,678.57     150.87     12,527.70
   7             12,527.70      626.39    13,154.09     156.53     12,997.56
   8             12,997.56      649.88    13,647.44     162.40     13,485.04
   9             13,485.04      674.25    14,159.29     168.50     13,990.79
   10            13,990.79      699.54    14,690.33     174.81     14,515.52
   --------------------------------------------------------------------------
   Cumulative                $5,958.27               $1,442.75

AB VPS MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $   225.75   $10,274.25
   2             10,274.25      513.71    10,787.96    2,543.80     8,244.16
   3              8,244.16      412.21     8,656.37    2,041.17     6,615.20
   4              6,615.20      330.76     6,945.96    1,637.86     5,308.10
   5              5,308.10      265.41     5,573.51    1,314.23     4,259.28
   6              4,259.28      212.96     4,472.24    1,054.55     3,417.69
   7              3,417.69      170.88     3,588.57      846.18     2,742.39
   8              2,742.39      137.12     2,879.51      678.99     2,200.52
   9              2,200.52      110.03     2,310.55      544.83     1,765.72
   10             1,765.72       88.29     1,854.01      437.18     1,416.83
   --------------------------------------------------------------------------
   Cumulative                $2,741.37               $11,324.54

--------
*Expenses are net of any applicable fee waivers and expense reimbursements by the Adviser in the first year, or such longer term, as provided. Thereafter, the expense ratio reflects the Portfolio's operating expenses as reflected under "Fee and Expenses of the Portfolio" before the waiver and expense reimbursement in the Summary information at the beginning of this Prospectus.

For more information about the Portfolios, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO CONTRACTHOLDERS
The Portfolios' annual and semi-annual reports to Contractholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI and the independent registered public accounting firm's report and financial statements in each Portfolio's most recent annual report to Contractholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios, by contacting your broker or other financial intermediary, or by contacting the Adviser:

BY MAIL:   AllianceBernstein Investor Services, Inc.
           P.O. Box 786003
           San Antonio, TX 78278-6003

BY PHONE:  For Information: (800) 221-5672
           For Literature: (800) 227-4618

Or you may view or obtain these documents from the Securities and Exchange
Commission:

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Fund are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, DC 20549-1520.


You also may find these documents and more information about the Adviser and the Portfolios on the Internet at: www.abfunds.com.


The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein(R) is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SEC File No. 811-05398



                                    [GRAPHIC]

[LOGO]

PROSPECTUS  |  MAY 1, 2017


AB Variable Products Series Fund, Inc.
Class B Prospectus

AB VPS

    Intermediate Bond Portfolio                                   International Value Portfolio
    Large Cap Growth Portfolio                                    Small/Mid Cap Value Portfolio
    Growth and Income Portfolio                                   Value Portfolio
    Growth Portfolio                                              Balanced Wealth Strategy Portfolio
    International Growth Portfolio                                Dynamic Asset Allocation Portfolio
    Global Thematic Growth Portfolio                              Global Bond Portfolio
    Small Cap Growth Portfolio                                    Global Risk Allocation--Moderate Portfolio
    Real Estate Investment Portfolio                              Multi-Manager Alternative Strategies Portfolio

This Prospectus describes the Portfolios that are available as underlying investments through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract which accompanies this Prospectus.

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                           Page
SUMMARY INFORMATION.......................................................   4

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' RISKS AND INVESTMENTS........  61

INVESTING IN THE PORTFOLIOS...............................................  73

MANAGEMENT OF THE PORTFOLIOS..............................................  76

DIVIDENDS, DISTRIBUTIONS AND TAXES........................................  83

GLOSSARY..................................................................  84

FINANCIAL HIGHLIGHTS......................................................  85

APPENDIX A--BOND RATINGS.................................................. A-1

APPENDIX B--HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION............... B-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------

AB VPS INTERMEDIATE BOND PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-----------------------------------------------------------------------------
Management Fees                                                          .45%
Distribution (12b-1) Fees                                                .25%
Other Expenses:
 Transfer Agent                                                          .02%
 Other Expenses                                                          .60%
                                                                        -----
Total Other Expenses                                                     .62%
                                                                        -----
Total Portfolio Operating Expenses                                      1.32%
                                                                        =====
-----------------------------------------------------------------------------


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


------------------------------------------------------------------------------
After 1 Year                                                            $  134
After 3 Years                                                           $  418
After 5 Years                                                           $  723
After 10 Years                                                          $1,590
------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 156% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Portfolio expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Portfolio expects to invest in fixed-income securities with a dollar-weighted average maturity of between three to ten years and an average duration of three to six years. The Portfolio may invest up to 25% of its net assets in below investment grade bonds (commonly known as "junk bonds"). The Portfolio may use leverage for investment purposes.

The Portfolio may invest without limit in U.S. Dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-U.S. Dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed and emerging market debt securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.


The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, structured securities, variable, floating and inverse floating-rate instruments, and preferred stock, and may use other investment techniques. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may invest, without limit, in derivatives, such as options, futures contracts, forwards and swaps.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.


.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

.. BELOW INVESTMENT GRADE SECURITY RISK: Investments in fixed-income securities with lower ratings ("junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. DURATION RISK: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

.. PREPAYMENT RISK: The value of mortgage-related or other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some of these securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with these securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

.. LEVERAGE RISK: To the extent the Portfolio uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments.

.. LIQUIDITY RISK: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

                             Calendar Year End (%)

 07       08       09      10      11      12      13      14       15      16
-----   ------   ------   -----   -----   -----  ------   -----   ------   -----
4.60%   -6.59%   18.20%   8.93%   6.38%   5.79%  -2.34%   6.22%   -0.18%   4.36%




During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 7.97%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -4.26%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2016)



                                                      1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------
Portfolio                                             4.36%   2.71%   4.34%
-----------------------------------------------------------------------------
Bloomberg Barclays U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses, or taxes)  2.65%   2.23%   4.34%
-----------------------------------------------------------------------------

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
Michael Canter         Since 2016      Senior Vice President of the Adviser

Shawn E. Keegan        Since 2007      Senior Vice President of the Adviser

Douglas J. Peebles     Since 2007      Senior Vice President of the Adviser

Greg J. Wilensky       Since 2005      Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 60 in this Prospectus.

AB VPS LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-------------------------------------------------------------------------------
Management Fees(a)                                                      .60%
Distribution (12b-1) Fees                                               .25%
Other Expenses:
 Transfer Agent                                                         .00%(b)
 Other Expenses                                                         .10%
                                                                        ----
Total Other Expenses                                                    .10%
                                                                        ----
Total Portfolio Operating Expenses                                      .95%
                                                                        ====
-------------------------------------------------------------------------------



(a)Restated to reflect current management fees.

(b)Less than .01%.


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


------------------------------------------------------------------------------
After 1 Year                                                            $   97
After 3 Years                                                           $  303
After 5 Years                                                           $  525
After 10 Years                                                          $1,166
------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 59% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio invests primarily in equity securities of a limited number of large, carefully selected, high-quality U.S. companies. The Portfolio invests primarily in the domestic equity securities of companies selected by the Adviser for their growth potential within various market sectors. The Portfolio emphasizes investments in large, seasoned companies. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in common stocks of large-capitalization companies.


For these purposes, "large-capitalization companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000 Growth Index. While the market capitalizations of companies in the Russell 1000 Growth Index ranged from approximately $0.2 billion to $618 billion as of December 31, 2016, the Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.


The Adviser expects that normally the Portfolio's portfolio will tend to emphasize investments in securities issued by U.S. companies, although it may invest in foreign securities.

The Adviser allocates the Portfolio's investments among broad sector groups based on the fundamental company research conducted by the Adviser's internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The Adviser may vary the percentage allocations among market sectors and may change the market sectors in which the Portfolio invests as companies' potential for growth within a sector matures and new trends for growth emerge.

The Adviser's research focus is on companies with high sustainable growth prospects, high or improving return on invested capital, transparent business models, and strong and lasting competitive advantages.

The Portfolio may, at times, invest in shares of exchange-traded funds, or ETFs, in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. FOCUSED PORTFOLIO RISK: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value, or NAV.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

                             Calendar Year End (%)

  07      08        09      10      11      12      13      14      15     16
------  -------   ------   -----  ------  ------  ------  ------  ------  -----
13.61%  -39.82%   37.10%   9.83%  -3.27%  16.12%  37.00%  13.84%  10.86%  2.36%




During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 16.81%, 1ST QUARTER, 2012; AND WORST QUARTER WAS DOWN -19.87%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2016)



                                                      1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------
Portfolio                                             2.36%  15.49%   7.42%
-----------------------------------------------------------------------------
Russell 1000(R) Growth Index
(reflects no deduction for fees, expenses, or taxes)  7.08%  14.50%   8.33%
-----------------------------------------------------------------------------




INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Frank V. Caruso     Since 2012        Senior Vice President of the Adviser

Vincent C. Dupont   Since 2012        Senior Vice President of the Adviser

John H. Fogarty     Since 2012        Senior Vice President of the Adviser

Karen A. Sesin      Since May 2017    Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 60 in this Prospectus.

AB VPS GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-------------------------------------------------------------------------------
Management Fees                                                         .55%
Distribution (12b-1) Fees                                               .25%
Other Expenses:
 Transfer Agent                                                         .00%(a)
 Other Expenses                                                         .06%
                                                                        ----
Total Other Expenses                                                    .06%
                                                                        ----
Total Portfolio Operating Expenses                                      .86%
                                                                        ====
-------------------------------------------------------------------------------



(a)Less than .01%.


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


------------------------------------------------------------------------------
After 1 Year                                                            $   88
After 3 Years                                                           $  274
After 5 Years                                                           $  477
After 10 Years                                                          $1,061
------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 101% of the average value of its portfolio.


PRINCIPAL STRATEGIES

The Portfolio invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued. The Adviser believes that, over time, a company's stock price will come to reflect its intrinsic economic value. The Portfolio may invest in companies of any size and in any industry.

The Adviser depends heavily upon the fundamental analysis and research of its internal research staff in making investment decisions for the Portfolio. In determining a company's intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the company's ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Portfolio's portfolio normally will include companies ranking in the top three deciles of the Adviser's valuation model.

The Adviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, and as a result of how individual companies are valued in the market, the Portfolio may be attracted to investments in companies with different market capitalizations (i.e., large-, mid- or small-capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Portfolio does not intend to concentrate in any particular industries or businesses. The Portfolio's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds, or ETFs. These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio's value approach, may be underperforming the market generally.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. INDUSTRY/SECTOR RISK: Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Portfolio's investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

                             Calendar Year End (%)

 07        08       09       10      11       12      13     14     15      16
-----   -------   ------   ------   -----   ------  ------  -----  -----  ------
4.86%   -40.69%   20.35%   12.80%   6.07%   17.24%  34.59%  9.29%  1.43%  11.07%




During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 14.14%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -20.14%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2016)



                                                      1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------
Portfolio                                             11.07% 14.21%   5.69%
-----------------------------------------------------------------------------
Russell 1000(R) Value Index
(reflects no deduction for fees, expenses, or taxes)  17.34% 14.80%   5.72%
-----------------------------------------------------------------------------




INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGER
The following table lists the person responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE         LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------
Frank V. Caruso     Since 2001      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 60 in this Prospectus.

AB VPS GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-----------------------------------------------------------------------------
Management Fees                                                          .75%
Distribution (12b-1) Fees                                                .25%
Other Expenses:
 Transfer Agent                                                          .02%
 Other Expenses                                                          .38%
                                                                        -----
Total Other Expenses                                                     .40%
                                                                        -----
Total Portfolio Operating Expenses                                      1.40%
                                                                        =====
-----------------------------------------------------------------------------




EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


------------------------------------------------------------------------------
After 1 Year                                                            $  143
After 3 Years                                                           $  443
After 5 Years                                                           $  766
After 10 Years                                                          $1,680
------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 57% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio invests primarily in a domestic portfolio of equity securities of companies selected by the Adviser for their growth potential within various market sectors. The Adviser looks for companies that have experienced management teams, strong market positions, and the potential to deliver greater-than-expected earnings growth rates.

In managing the Portfolio, the Adviser allocates investments among broad sector groups and selects specific investments based on the fundamental company research conducted by the Adviser's internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The Adviser's research focus is on companies with high sustainable growth prospects, high or improving return on invested capital, transparent business models, and clear competitive advantages.

The Portfolio has the flexibility to invest across the capitalization spectrum. The Portfolio is designed for those seeking exposure to companies of various sizes, and typically has substantial investments in both large-capitalization companies and mid-capitalization companies, and may also invest in small-capitalization companies.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds, or ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. FOCUSED PORTFOLIO RISK: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value, or NAV.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                   [CHART]

                             Calendar Year End (%)

  07        08       09       10     11      12      13      14     15     16
------   -------   ------   ------  -----  ------  ------  ------  -----  -----
12.66%   -42.55%   32.76%   14.80%  0.97%  13.58%  33.72%  12.96%  8.82%  0.85%




During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 15.55%, 1ST QUARTER, 2012; AND WORST QUARTER WAS DOWN -22.13%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2016)



                                                      1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------
Portfolio                                             0.85%  13.49%   6.49%
-----------------------------------------------------------------------------
Russell 3000(R) Growth Index
(reflects no deduction for fees, expenses, or taxes)  7.39%  14.44%   8.28%
-----------------------------------------------------------------------------




INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE         LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------
Bruce K. Aronow     Since 2013      Senior Vice President of the Adviser

Frank V. Caruso     Since 2008      Senior Vice President of the Adviser

John H. Fogarty     Since 2013      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 60 in this Prospectus.

AB VPS INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-----------------------------------------------------------------------------
Management Fees                                                          .75%
Distribution (12b-1) Fees                                                .25%
Other Expenses:
 Transfer Agent                                                          .02%
 Other Expenses                                                          .50%
                                                                        -----
Total Other Expenses                                                     .52%
                                                                        -----
Total Portfolio Operating Expenses                                      1.52%
                                                                        =====
-----------------------------------------------------------------------------





EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


------------------------------------------------------------------------------
After 1 Year                                                            $  155
After 3 Years                                                           $  480
After 5 Years                                                           $  829
After 10 Years                                                          $1,813
------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 52% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio invests primarily in an international portfolio of equity securities of companies selected by the Adviser for their growth potential within various market sectors. Examples of the types of market sectors in which the Portfolio may invest include, but are not limited to, information technology (which includes telecommunications), health care, financial services, infrastructure, energy and natural resources, and consumer groups. The Adviser's growth analysts seek to identify companies or industries for which other investors have underestimated earnings potential--for example, some hidden earnings driver (including, but not limited to, reduced competition, market share gain, better margin trend, increased customer base, or similar factors) that would cause a company to grow faster than market forecasts.

The Adviser allocates the Portfolio's investments among broad sector groups utilizing the fundamental company research conducted by the Adviser's internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The Adviser may vary the percentage allocations among market sectors and may change the market sectors in which the Portfolio invests as companies' potential for growth within a sector matures and new trends for growth emerge.

The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio invests in securities of companies in both developed and emerging market countries. Geographic distribution of the Portfolio's investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation.

The Portfolio may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Portfolio's portfolio will tend to emphasize investments in larger capitalization companies, although the Portfolio may invest in smaller or medium capitalization companies.

The Portfolio may, at times, invest in shares of exchange-traded funds, or ETFs, in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. LEVERAGE RISK: To the extent the Portfolio uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                   [CHART]

                            Calendar Year End (%)

  07      08       09      10      11       12      13      14      15      16
------  -------  ------  ------  -------  ------  ------  ------  ------  ------
17.78%  -48.96%  39.24%  12.61%  -16.04%  15.23%  13.32%  -1.41%  -2.17%  -7.07%




During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 24.40%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -27.33%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2016)



                                                                                                 1 YEAR 5 YEARS 10 YEARS
------------------------------------------------------------------------------------------------------------------------
Portfolio                                                                                        -7.07%  3.20%   -0.77%
------------------------------------------------------------------------------------------------------------------------
MSCI World Index (ex. U.S.)
(reflects no deduction for fees, expenses, or taxes except the reinvestment of dividends net of
non-U.S. withholding taxes)                                                                       2.75%  6.07%    0.86%
------------------------------------------------------------------------------------------------------------------------
MSCI AC World Index (ex. U.S.)*
(reflects no deduction for fees, expenses, or taxes except the reinvestment of dividends net of
non-U.S. withholding taxes)                                                                       4.50%  5.00%    0.96%
------------------------------------------------------------------------------------------------------------------------



*The performance table includes an additional index that shows how the Portfolio's performance compares with an index of the equity market performance of developed markets.


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGER
The following table lists the person responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE          LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------
Daniel C. Roarty     Since 2012      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 60 in this Prospectus.

AB VPS GLOBAL THEMATIC GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-----------------------------------------------------------------------------
Management Fees                                                          .75%
Distribution (12b-1) Fees                                                .25%
Other Expenses:
 Transfer Agent                                                          .01%
 Other Expenses                                                          .30%
                                                                        -----
Total Other Expenses                                                     .31%
                                                                        -----
Total Portfolio Operating Expenses                                      1.31%
                                                                        =====
-----------------------------------------------------------------------------


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


-------------------------------------------------------------------------------
After 1 Year                                                             $  133
After 3 Years                                                            $  415
After 5 Years                                                            $  718
After 10 Years                                                           $1,579
-------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 54% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio pursues opportunistic growth by investing in a global universe of companies in multiple industries that may benefit from innovation.

The Adviser employs a combination of "top-down" and "bottom-up" investment processes with the goal of identifying the most attractive securities worldwide, fitting into broader themes, which are developments that have broad effects across industries and companies. Drawing on its global fundamental research capabilities, the Adviser seeks to identify long-term secular growth trends that will affect multiple industries. The Adviser will assess the effects of these trends on entire industries and on individual companies. Through this process, the Adviser intends to identify key investment themes, which will be the focus of the Portfolio's investments and which are expected to change over time based on the Adviser's research.

In addition to this "top-down" thematic approach, the Adviser will also use a "bottom-up" analysis of individual companies that focuses on prospective earnings growth, valuation and quality of company management. The Adviser normally considers a large universe of mid- to large-capitalization companies worldwide for investment.

The Portfolio invests in securities issued by U.S. and non-U.S. companies from multiple industry sectors in an attempt to maximize opportunity, which should also tend to reduce risk. The Portfolio invests in both developed and emerging market countries. Under normal market conditions, the Portfolio invests significantly (at least 40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries. The percentage of the Portfolio's assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser's assessment of the appreciation potential of such securities.

The Portfolio may invest in any company and industry and in any type of equity security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. Investments in new, smaller or less-seasoned companies may offer more reward but may also entail more risk than is generally true of larger, established companies. The Portfolio may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities, real estate investment trusts and zero-coupon bonds.

The Portfolio may, at times, invest in shares of exchange-traded funds, or ETFs, in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. FOCUSED PORTFOLIO RISK: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value, or NAV.

.. LEVERAGE RISK: To the extent the Portfolio uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                   [CHART]

                             Calendar Year End (%)

  07        08      09      10      11       12      13     14     15      16
------   -------  ------  ------  -------  ------  ------  -----  -----  ------
19.89%   -47.46%  53.14%  18.58%  -23.41%  13.24%  22.93%  4.81%  2.65%  -0.87%




During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 21.23%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -25.80%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2016)



                                                                                                1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------------------------------------------------
Portfolio                                                                                       -0.87%  8.22%   2.66%
-----------------------------------------------------------------------------------------------------------------------
MSCI AC World Index (Net)
(reflects no deduction for fees, expenses or taxes except the reinvestment of dividends net of
non-U.S. withholding taxes)                                                                      7.86%  9.36%   3.56%
-----------------------------------------------------------------------------------------------------------------------




INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGER
The following table lists the person responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE          LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------
Daniel C. Roarty     Since 2013      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 60 in this Prospectus.

AB VPS SMALL CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-----------------------------------------------------------------------------
Management Fees                                                          .75%
Distribution (12b-1) Fees                                                .25%
Other Expenses:
 Transfer Agent                                                          .03%
 Other Expenses                                                          .71%
                                                                        -----
Total Other Expenses                                                     .74%
                                                                        -----
Total Portfolio Operating Expenses                                      1.74%
                                                                        =====
-----------------------------------------------------------------------------




EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


-----------------------------------------------------------------------------
After 1 Year                                                           $  177
After 3 Years                                                          $  548
After 5 Years                                                          $  944
After 10 Years                                                         $2,052
-----------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 60% of the average value of its portfolio.


PRINCIPAL STRATEGIES

The Portfolio invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall U.S. market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). As of December 31, 2016, there were approximately 4,200 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $11 billion. Because the Portfolio's definition of smaller companies is dynamic, the limits on market capitalization will change with the markets.

The Portfolio may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Portfolio's investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Portfolio may invest in foreign securities.

When selecting securities, the Adviser typically looks for companies that have strong, experienced management teams, strong market positions, and the potential to support greater than expected earnings growth rates. In making specific investment decisions for the Portfolio, the Adviser combines fundamental and quantitative analysis in its stock selection process. The Portfolio may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

The Portfolio invests primarily in equity securities but may also invest in other types of securities, such as preferred stocks. The Portfolio may, at times, invest in shares of exchange-traded funds, or ETFs, in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments. The Portfolio may also invest up to 20% of its total assets in rights or warrants.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

                             Calendar Year End (%)

  07       08       09       10     11      12      13      14      15      16
------  -------   ------   ------  -----  ------  ------  ------  ------  -----
13.70%  -45.62%   41.28%   36.59%  4.20%  14.73%  45.33%  -2.08%  -1.53%  6.22%




During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 20.60%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -29.52%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2016)



                                                      1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------
Portfolio                                              6.22% 11.30%   7.82%
-----------------------------------------------------------------------------
Russell 2000(R) Growth Index
(reflects no deduction for fees, expenses, or taxes)  11.32% 13.74%   7.76%
-----------------------------------------------------------------------------


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
Bruce K. Aronow        Since 2000      Senior Vice President of the Adviser

N. Kumar Kirpalani     Since 2005      Senior Vice President of the Adviser

Samantha S. Lau        Since 2005      Senior Vice President of the Adviser

Wen-Tse Tseng          Since 2006      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 60 in this Prospectus.

AB VPS REAL ESTATE INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is total return from long-term growth of capital and income.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-----------------------------------------------------------------------------
Management Fees                                                          .55%
Distribution (12b-1) Fees                                                .25%
Other Expenses:
 Transfer Agent                                                          .02%
 Other Expenses                                                          .52%
                                                                        -----
Total Other Expenses                                                     .54%
                                                                        -----
Total Portfolio Operating Expenses                                      1.34%
                                                                        =====
-----------------------------------------------------------------------------




EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


------------------------------------------------------------------------------
After 1 Year                                                            $  136
After 3 Years                                                           $  425
After 5 Years                                                           $  734
After 10 Years                                                          $1,613
------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 77% of the average value of its portfolio.


PRINCIPAL STRATEGIES
Under normal circumstances, the Portfolio invests at least 80% of its net assets in the equity securities of real estate investment trusts, or REITs, and other real estate industry companies, such as real estate operating companies, or REOCs. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Portfolio's investment policies emphasize investment in companies determined by the Adviser to be undervalued relative to their peers. In selecting real estate equity securities, the Adviser uses its fundamental and quantitative research to seek to identify companies where the magnitude and growth of cash flow streams have not been appropriately reflected in the price of the security. These securities may trade at a more attractive valuation than others that may have similar overall fundamentals. The Adviser's fundamental research efforts are focused on forecasting the short- and long-term normalized cash generation capability of real estate companies by isolating supply and demand for property types in local markets, determining the replacement value of properties, assessing future development opportunities, and normalizing capital structures of real estate companies.

The Portfolio may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates, or REMICs, and collateralized mortgage obligations, or CMOs. The Portfolio may also invest in short-term investment-grade debt securities and other fixed-income securities.

The Portfolio invests in equity securities that include common stock, shares of beneficial interests of REITs and securities with common stock characteristics, such as preferred stock or convertible securities ("real estate equity securities"). The Portfolio may invest in foreign securities and enter into forward commitments and standby commitment agreements.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds, or ETFs. These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.


.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. REAL ESTATE RISK: The Portfolio's investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

.. PREPAYMENT RISK: The value of mortgage-related or other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some of these securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with these securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. LEVERAGE RISK: To the extent the Portfolio uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                   [CHART]

                             Calendar Year End (%)

  07        08      09       10      11       12     13      14     15     16
-------  -------  ------   ------   -----   ------  -----  ------  -----  -----
-14.76%  -35.82%  29.22%   26.05%   8.75%   20.83%  3.97%  24.96%  0.66%  7.38%




During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 32.54%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -36.87%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2016)



                                                      1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------
Portfolio                                             7.38%  11.16%   5.10%
-----------------------------------------------------------------------------
FTSE NAREIT Equity REIT Index
(reflects no deduction for fees, expenses, or taxes)  8.63%  11.98%   5.07%
-----------------------------------------------------------------------------




INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.


PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:



EMPLOYEE        LENGTH OF SERVICE  TITLE
------------------------------------------------------------------------
Eric J. Franco   Since 2012        Senior Vice President of the Adviser
Ajit D. Ketkar   Since May 2017    Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 60 in this Prospectus.

AB VPS INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


--------------------------------------------------------------------------------
Management Fees                                                          .75%
Distribution (12b-1) Fees                                                .25%
Other Expenses:
 Transfer Agent                                                          .00%(a)
 Other Expenses                                                          .11%
                                                                        -----
Total Other Expenses                                                     .11%
                                                                        -----
Total Portfolio Operating Expenses                                      1.11%
                                                                        =====
--------------------------------------------------------------------------------



(a)Less than .01%.


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


------------------------------------------------------------------------------
After 1 Year                                                            $  113
After 3 Years                                                           $  353
After 5 Years                                                           $  612
After 10 Years                                                          $1,352
------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 64% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. Under normal market conditions, the Portfolio invests significantly (at least 40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Portfolio invests in companies that are determined by the Adviser to be undervalued, using a fundamental value approach. In selecting securities for the Portfolio's portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

The Adviser's fundamental analysis depends heavily upon its internal research staff. The research staff begins with a global research universe of approximately 2,000 international and emerging market companies. Teams within the research staff cover a given industry worldwide to better understand each company's competitive position in a global context. The Adviser typically projects a company's financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The Adviser focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.

The Portfolio's management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover. The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds, or ETFs. These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments. The Portfolio may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities", and enter into forward commitments.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as value, may underperform the market generally.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. LEVERAGE RISK: When the Portfolio borrows money or otherwise leverages its portfolio, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments. The Portfolio may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

                             Calendar Year End (%)

  07       08       09     10       11       12      13      14     15      16
-----   -------   ------  -----   -------  ------  ------  ------  -----  ------
5.58%   -53.28%   34.36%  4.30%   -19.44%  14.19%  22.73%  -6.46%  2.40%  -0.80%




During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 26.18%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -28.75%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2016)



                                                                                                  1 YEAR 5 YEARS 10 YEARS
-------------------------------------------------------------------------------------------------------------------------
Portfolio                                                                                         -0.80%  5.90%   -2.95%
-------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index (Net)
(reflects no deduction for fees, expenses, or taxes, except the reinvestment of dividends net of
non-U.S. withholding taxes)                                                                        1.00%  6.53%    0.75%
-------------------------------------------------------------------------------------------------------------------------




INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


EMPLOYEE    LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------
Tawhid Ali  Since June 2016    Senior Vice President of the Adviser

Takeo Aso   Since 2012         Senior Vice President of the Adviser

Avi Lavi    Since 2012         Senior Vice President of the Adviser




ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 60 in this Prospectus.

AB VPS SMALL/MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


--------------------------------------------------------------------------------
Management Fees                                                          .75%
Distribution (12b-1) Fees                                                .25%
Other Expenses:
 Transfer Agent                                                          .00%(a)
 Other Expenses                                                          .08%
                                                                        -----
Total Other Expenses                                                     .08%
                                                                        -----
Total Portfolio Operating Expenses                                      1.08%
                                                                        =====
--------------------------------------------------------------------------------



(a)Less than .01%.


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


------------------------------------------------------------------------------
After 1 Year                                                            $  110
After 3 Years                                                           $  343
After 5 Years                                                           $  595
After 10 Years                                                          $1,317
------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 57% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500(R) Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500(R) Value Index.


Because the Portfolio's definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. As of December 31, 2016, there were approximately 1,725 small- to mid-capitalization companies, representing a market capitalization range from approximately $40.4 million to approximately $18.7 billion.

The Portfolio invests in companies that are determined by the Adviser to be undervalued, using the Adviser's fundamental value approach. In selecting securities for the Portfolio's portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

In selecting securities for the Portfolio's portfolio, the Adviser looks for companies with attractive valuation (for example, with low price to book ratios) and compelling success factors (for example, momentum and return on equity). The Adviser then uses this information to calculate an expected return. Returns and rankings are updated on a daily basis. The rankings are used to determine prospective candidates for further fundamental research and, subsequently, possible addition to the portfolio. Typically, the Adviser's fundamental research analysts focus their research on the most attractive 20% of the universe.

The Adviser typically projects a company's financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The Adviser focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.

The Portfolio's management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover. The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Portfolio to dispose of the security.

The Adviser seeks to manage overall portfolio volatility relative to the universe of companies that comprise the lowest 20% of the total U.S. market capitalization by favoring promising securities that offer the best balance between return and targeted risk. At times, the Portfolio may favor or disfavor a particular sector compared to that universe of companies. The Portfolio may invest significantly in companies involved in certain sectors that constitute a material portion of the universe of small- and mid-capitalization companies, such as financial services and consumer services.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds, or ETFs. These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may invest in securities issued by non-U.S. companies.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as value, may underperform the market generally.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

                             Calendar Year End (%)

 07        08       09       10      11      12      13     14      15      16
-----   -------   ------   ------  ------  ------  ------  -----  ------  ------
1.53%   -35.75%   42.66%   26.59%  -8.62%  18.47%  37.63%  8.95%  -5.69%  24.79%




During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 24.73%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -27.00%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2016)



                                                      1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------
Portfolio                                             24.79% 15.89%   8.45%
-----------------------------------------------------------------------------
Russell 2500(R) Value Index
(reflects no deduction for fees, expenses, or taxes)  25.20% 15.04%   6.94%
-----------------------------------------------------------------------------
Russell 2500/TM/ Index*
(reflects no deduction for fees, expenses, or taxes)  17.59% 14.54%   7.69%
-----------------------------------------------------------------------------



* The performance table includes an additional index that shows how the Portfolio's performance compares with an index of securities similar to those in which the Portfolio invests.


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
James W. MacGregor     Since 2005      Senior Vice President of the Adviser

Joseph G. Paul         Since 2002      Senior Vice President of the Adviser

Shri Singhvi           Since 2014      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 60 in this Prospectus.

AB VPS VALUE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-----------------------------------------------------------------------------
Management Fees                                                          .55%
Distribution (12b-1) Fees                                                .25%
Other Expenses:
 Transfer Agent                                                          .02%
 Other Expenses                                                          .32%
                                                                        -----
Total Other Expenses                                                     .34%
                                                                        -----
Total Portfolio Operating Expenses                                      1.14%
                                                                        =====
-----------------------------------------------------------------------------





EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


------------------------------------------------------------------------------
After 1 Year                                                            $  116
After 3 Years                                                           $  362
After 5 Years                                                           $  628
After 10 Years                                                          $1,386
------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 68% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively large market capitalizations that the Adviser believes are undervalued. The Portfolio invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability.

In selecting securities for the Portfolio's portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

The Adviser's fundamental analysis depends heavily upon its internal research staff. The research staff of company and industry analysts covers a research universe that includes the majority of the capitalization of the Russell 1000(R) Value Index. The Adviser typically projects a company's financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The research staff focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.

The Portfolio's management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio, and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover.

The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds, or ETFs. These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may invest in securities of non-U.S. issuers.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as value, may underperform the market generally.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

                             Calendar Year End (%)

  07       08      09      10      11      12       13      14      15      16
------  -------  ------  ------  ------  ------   ------  ------  ------  ------
-4.16%  -41.01%  21.04%  11.42%  -3.78%  15.54%   36.49%  10.77%  -7.17%  11.29%



During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 18.29%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -22.07%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2016)



                                                      1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------
Portfolio                                             11.29% 12.53%   2.85%
-----------------------------------------------------------------------------
Russell 1000(R) Value Index
(reflects no deduction for fees, expenses, or taxes)  17.34% 14.80%   5.72%
-----------------------------------------------------------------------------




INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


EMPLOYEE        LENGTH OF SERVICE  TITLE
------------------------------------------------------------------------
Cem Inal           Since 2016      Senior Vice President of the Adviser

Joseph G. Paul     Since 2009      Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 60 in this Prospectus.

AB VPS BALANCED WEALTH STRATEGY PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is to maximize total return consistent with the Adviser's determination of reasonable risk.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-------------------------------------------------------------------------------
Management Fees                                                         .55%
Distribution (12b-1) Fees                                               .25%
Other Expenses:
 Transfer Agent                                                         .00%(a)
 Other Expenses                                                         .18%
                                                                        ----
Total Other Expenses                                                    .18%
                                                                        ----
Total Portfolio Operating Expenses                                      .98%
                                                                        ====
-------------------------------------------------------------------------------



(a)Less than .01%.


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


------------------------------------------------------------------------------
After 1 Year                                                            $  100
After 3 Years                                                           $  312
After 5 Years                                                           $  542
After 10 Years                                                          $1,201
------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 106% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward equity returns but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Portfolio targets a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility. In managing the Portfolio, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile. Investments in real estate investment trusts, or REITs, are deemed to be 50% equity and 50% fixed-income for purposes of the overall target blend of the Portfolio.

The Portfolio's equity component is diversified between growth and value equity investment styles, and between U.S. and non-U.S. markets. The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, the Adviser may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting equity investments for the Portfolio, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by equity research analysts specializing in growth research, and equity research analysts specializing in value research.

The Adviser's targeted blend for the non-REIT portion of the Portfolio's equity component is an equal weighting of growth and value stocks (50% each).

In addition to blending growth and value styles, the Adviser blends each style-based portion of the Portfolio's equity component across U.S. and non-U.S. issuers and various capitalization ranges. Within each of the value and growth portions of the Portfolio, the Adviser normally targets a blend of approximately 70% in equities of U.S. companies and the remaining 30% in equities of companies outside the United States. The Adviser will allow the relative weightings of the Portfolio's investments in equity and debt, growth and value, and U.S. and non-U.S. components to vary in response to market conditions, but ordinarily, only by (+/-)5% of the Portfolio's net assets. Beyond those ranges, the Adviser will rebalance the Portfolio toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to (+/-)10% of the Portfolio's net assets. The Portfolio's targeted blend may change from time to time without notice to shareholders based on the Adviser's assessment of underlying market conditions.

The Adviser selects the Portfolio's growth stocks using its growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of the Adviser's internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies. The Adviser's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

Each value investment team seeks to identify companies whose long-term earnings power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon the Adviser's internal value research staff, which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context. The Adviser identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of this value investment process, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

In selecting fixed-income investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings, and which may include subspecialties (such as inflation-indexed securities). These fixed-income teams draw on the resources and expertise of the Adviser's internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. The Portfolio's fixed-income securities will primarily be investment-grade debt securities, but are expected to include lower-rated securities ("junk bonds") and preferred stock. The Portfolio will not invest more than 25% of its total assets in securities rated, at the time of purchase, below investment grade.

The Portfolio also may enter into forward commitments, make short sales of securities or maintain a short position and invest in rights or warrants.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives. The Portfolio may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.


.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

.. BELOW INVESTMENT GRADE SECURITY RISK: Investments in fixed-income securities with lower ratings ("junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

.. ALLOCATION RISK: The allocation of investments among the different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities may have a more significant effect on the Portfolio's net asset value, or NAV, when one of these investment strategies is performing more poorly than others.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. REAL ESTATE RISK: The Portfolio's investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:


..  how the Portfolio's performance changed from year to year over ten years; and


.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

                             Calendar Year End (%)

 07       08      09      10      11      12      13     14     15     16
-----  -------  ------  ------  ------  ------  ------  -----  -----  -----
5.26%  -30.20%  24.45%  10.30%  -3.06%  13.38%  16.27%  7.11%  1.29%  4.44%



During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 15.06%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -14.71%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2016)



                                                        1 YEAR 5 YEARS 10 YEARS
-------------------------------------------------------------------------------
Portfolio                                                4.44%  8.36%   3.86%
-------------------------------------------------------------------------------
S&P 500 Index
(reflects no deduction for fees, expenses, or taxes)    11.96% 14.66%   6.95%
-------------------------------------------------------------------------------
Bloomberg Barclays U.S. Aggregate Bond Index*
(reflects no deduction for fees, expenses, or taxes)     2.65%  2.23%   4.34%
-------------------------------------------------------------------------------
60% S&P 500 Index/40% Bloomberg
Barclays U.S. Aggregate Bond Index*
(reflects no deduction for fees, expenses, or taxes)     8.31%  9.69%   6.21%
-------------------------------------------------------------------------------



*The performance table includes an index of fixed-income securities and information about the 60% S&P 500 Index/40% Bloomberg Barclays U.S. Aggregate Bond Index to show how the Portfolio's performance compares with indices of securities similar to those in which the Portfolio invests.


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Daniel J. Loewy             Since 2013      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2004      Senior Vice President of the Adviser

Vadim Zlotnikov             Since 2013      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 60 in this Prospectus.

AB VPS DYNAMIC ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is to maximize total return consistent with the Adviser's determination of reasonable risk.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


---------------------------------------------------------------------------------
Management Fees                                                           .70%
Distribution (12b-1) Fees                                                 .25%
Other Expenses:
 Transfer Agent                                                           .00%(a)
 Other Expenses                                                           .10%
                                                                        ------
Total Other Expenses                                                      .10%
                                                                        ------
Acquired Fund Fees and Expenses                                           .04%
                                                                        ------
Total Portfolio Operating Expenses Before Fee Waiver and/or Expense
 Reimbursement                                                           1.09%
                                                                        ======
Fee Waiver and Expense Reimbursement(b)                                 (.02)%
                                                                        ------
Total Portfolio Operating Expenses After Fee Wavier and Expense
 Reimbursement                                                           1.07%
                                                                        ======
---------------------------------------------------------------------------------



(a)Less than .01%.

(b)In connection with the Portfolio's investments in AB Government Money Market Portfolio (the "Money Market Portfolio"), the Adviser has contractually agreed to waive its management fee from the Portfolio and/or reimburse other expenses of the Portfolio in an amount equal to the Portfolio's pro rata share of the Money Market Portfolio's effective management fee, as included in "Acquired Fund Fees and Expenses".


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the fee waiver is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



------------------------------------------------------------------------------
After 1 Year                                                            $  109
After 3 Years                                                           $  345
After 5 Years                                                           $  599
After 10 Years                                                          $1,327
------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 64% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio invests in a globally diversified portfolio of equity and debt securities, including exchange-traded funds, or ETFs, and other financial instruments, and expects to enter into derivatives transactions, such as options, futures contracts, forwards, and swaps to achieve market exposure. The Portfolio's neutral weighting, from which it will make its tactical asset allocations, is 60% equity exposure and 40% debt exposure. Within these broad components, the Portfolio may invest in any type of security, including common and preferred stocks, warrants and convertible securities, government and corporate fixed-income securities, commodities, currencies, real estate-related securities and inflation-indexed securities. The Portfolio may invest in U.S., non-U.S. and emerging market issuers. The Portfolio may invest in securities of companies across the capitalization spectrum, including smaller capitalization companies. The Portfolio expects its investments in fixed-income securities to have a broad range of maturities and quality levels. The Portfolio is expected to be highly diversified across industries, sectors and countries, and will choose its positions from several market indices worldwide in a manner that is intended to track the performance (before fees and expenses) of those indices.

The Adviser will continuously monitor the risks presented by the Portfolio's asset allocation and may make frequent adjustments to the Portfolio's exposures to different asset classes. Using its proprietary Dynamic Asset Allocation techniques, the Adviser will adjust the Portfolio's exposure to the equity and debt markets, and to segments within those markets, in response to the Adviser's assessment of the relative risks and returns of those segments. For example, when the Adviser determines that equity market volatility is particularly low and that, therefore, the equity markets present reasonable return opportunities, the Adviser may increase the Portfolio's equity exposure to as much as 80%. Conversely, when the Adviser determines that the risks in the equity markets are disproportionately greater than the potential returns offered, the Adviser may reduce the Portfolio's equity exposure significantly below the target percentage or may even decide to eliminate equity exposure altogether by increasing the Portfolio's fixed-income exposure to 100%. This investment strategy is intended to reduce the Portfolio's overall investment risk, but may at times result in the Portfolio underperforming the markets.

The Portfolio expects to utilize derivatives and to invest in ETFs to a significant extent. Derivatives and ETFs may provide more efficient and economical exposure to market segments than direct investments, and the Portfolio's market exposures may at times be achieved almost entirely through the use of derivatives or through the investments in ETFs. Derivatives transactions and ETFs may also be a quicker and more efficient way to alter the Portfolio's exposure than buying and selling direct investments. As a result, the Adviser expects to use derivatives as one of the primary tools for adjusting the Portfolio's exposure levels from its neutral weighting. The Adviser also expects to use direct investments and ETFs to adjust the Portfolio's exposure levels. In determining when and to what extent to enter into derivatives transactions or to invest in ETFs, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of derivatives and ETFs in making its assessment of the Portfolio's risks.

Currency exchange rate fluctuations can have a dramatic impact on returns, significantly adding to returns in some years and greatly diminishing them in others. To the extent that the Portfolio invests in non-U.S. Dollar-denominated investments, the Adviser will integrate the risks of foreign currency exposures into its investment and asset allocation decision making. The Adviser may seek to hedge all or a portion of the currency exposure resulting from the Portfolio's investments. The Adviser may also seek investment opportunities through currencies and currency-related derivatives.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Portfolio's investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.


.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. ALLOCATION RISK: The allocation of investments among different global asset classes may have a significant effect on the Portfolio's net asset value, or NAV, when one of these asset classes is performing more poorly than others. As both the direct investments and derivatives positions will be periodically adjusted to reflect the Adviser's view of market and economic conditions, there will be transaction costs that may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

.. FOREIGN (NON-U.S.) RISK: The Portfolio's investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

.. ETF RISK: ETFs are investment companies. When the Portfolio invests in an ETF, the Portfolio bears its share of the ETF's expenses and runs the risk that the ETF may not achieve its investment objective.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. LEVERAGE RISK: When the Portfolio borrows money or otherwise leverages its portfolio, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments. The Portfolio may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

.. LIQUIDITY RISK: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. REAL ESTATE RISK: The Portfolio's investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or REITs, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

.. COMMODITY RISK: Investing in commodities and commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:


.. how the Portfolio's performance changed from year to year over the life of the Portfolio; and

.. how the Portfolio's average annual returns for one year, five years and since inception compare to those of a broad-based securities market index.


The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

                             Calendar Year End (%)

 07     08     09     10     11     12       13      14       15      16
----   ----   ----   ----   ----   -----   ------   -----   ------   -----
 n/a    n/a    n/a    n/a    n/a   7.90%   12.04%   4.21%   -1.30%   3.37%



During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 5.75%, 1ST QUARTER, 2012; AND WORST QUARTER WAS DOWN -5.02%, 3RD QUARTER, 2015.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2016)



                                                                        SINCE
                                                       1 YEAR 5 YEARS INCEPTION*
--------------------------------------------------------------------------------
Portfolio                                              3.37%   5.15%    3.98%
--------------------------------------------------------------------------------
MSCI World Index
(reflects no deduction for fees, expenses or taxes)    7.51%  10.41%    6.94%
--------------------------------------------------------------------------------
Bloomberg Barclays U.S. Treasury Index**
(reflects no deduction for fees, expenses, or taxes)   1.04%   1.21%    2.73%
--------------------------------------------------------------------------------
60% MSCI World Index/40% Bloomberg Barclays U.S.
Treasury Index**
(reflects no deduction for fees, expenses, or taxes)   5.08%   6.84%    5.50%
--------------------------------------------------------------------------------



* Since inception return is from April 1, 2011.

**The performance table includes an index of fixed-income securities and information about the 60% MSCI World Index/40% Bloomberg Barclays U.S. Treasury Index to show how the Portfolio's performance compares with indices of securities similar to those in which the Portfolio invests.


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


EMPLOYEE          LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------
Brian T. Brugman     Since 2016      Senior Vice President of the Adviser

Daniel J. Loewy      Since 2011      Senior Vice President of the Adviser

Vadim Zlotnikov      Since 2013      Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 60 in this Prospectus.

AB VPS GLOBAL BOND PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is to generate current income consistent with preservation of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


---------------------------------------------------------------------------------------
Management Fees                                                                    .50%
Distribution (12b-1) Fees                                                          .25%
Other Expenses:
  Transfer Agent                                                                   .04%
  Other Expenses                                                                  2.50%
                                                                                -------
Total Other Expenses                                                              2.54%
                                                                                -------
Acquired Fund Fees and Expenses                                                    .26%
                                                                                -------
Total Portfolio Operating Expenses Before Fee Waiver and Expense Reimbursement    3.55%
                                                                                =======
Fee Waiver and Expense Reimbursement(a)                                         (2.66)%
                                                                                -------
Total Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement      .89%
                                                                                =======
---------------------------------------------------------------------------------------



(a)The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Portfolio (including the Portfolio's proportionate share of the fees and expenses of registered investment companies or series thereof in which the Portfolio invests and for which the Adviser serves as investment adviser) through May 1, 2018 to the extent necessary to prevent total Portfolio operating expenses (excluding acquired fund fees and expenses other than the fees and expenses of any AB Mutual Funds in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, expenses associated with securities sold short, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .89% of average daily net assets ("expense limitation"). Any fees waived and expenses borne by the Adviser through April 28, 2016 may be reimbursed by the Portfolio until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Portfolio's Total Annual Fund Operating Expenses to exceed the expense limitation. In addition, to the extent not effectively implemented as a result of the expense limitation, the Adviser has contractually agreed to waive its management fee and/or bear Portfolio expenses through May 1, 2018 in an amount equal to the Portfolio's share of all fees and expenses of any AB Mutual Funds in which the Portfolio invests.


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the expense limitation remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



------------------------------------------------------------------------------
After 1 Year                                                            $   91
After 3 Years                                                           $  841
After 5 Years                                                           $1,613
After 10 Years                                                          $3,642
------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 38% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. In addition, the Portfolio will, under normal circumstances, invest at least 40% of its net assets in the fixed-income securities of non-U.S. corporate and governmental issuers, and invest in issuers located in at least three countries. The Portfolio may invest in a broad range of fixed-income securities in both developed and emerging markets. The Portfolio may invest across all fixed-income sectors, including U.S. and non-U.S. Government and corporate debt securities. The Portfolio's investments may be denominated in local currency or U.S. Dollar-denominated. The Portfolio may invest in debt securities with a range of maturities from short- to long-term. For a period of time after the Portfolio's inception, the Portfolio may gain up to approximately 50% of its exposure to fixed-income securities through investment in the AB Global Bond Fund, another investment company advised by the Adviser that has investment objectives and policies substantially similar to those of the Portfolio.

The Adviser selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

The Adviser will actively manage the Portfolio's assets in relation to market conditions and general economic conditions and adjust the Portfolio's investments in an effort to best enable the Portfolio to achieve its investment objective. Thus, the percentage of the Portfolio's assets invested in a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar. While the Adviser expects to hedge some or all of the foreign currency exposure resulting from the Portfolio's securities positions through the use of currency-related derivatives, it is not required to do so.

Under normal circumstances, the Portfolio invests at least 75% of its net assets in fixed-income securities rated investment grade at the time of investment and may invest up to 25% of its net assets in below investment-grade fixed-income securities (commonly known as "junk bonds").

The Portfolio expects to use derivatives, such as options, futures contracts, forwards and swaps, to a significant extent. For example, the Adviser may enter into futures contracts and swaps on interest rates, credit default swaps to gain or hedge exposure to specific fixed-income securities, and currency-related derivatives as noted above. In addition, the Portfolio may borrow money for investment purposes, and expects to enter into transactions such as reverse repurchase agreements and dollar rolls that are functionally equivalent to borrowings. These derivatives and borrowing transactions will at times create aggregate exposure to fixed-income securities for the Portfolio substantially in excess of its net assets, effectively leveraging the Portfolio.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.


.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

.. BELOW INVESTMENT GRADE SECURITIES RISK: Investments in fixed-income securities with lower ratings (commonly known as "junk bonds") are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. DURATION RISK: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.


.. INVESTMENT IN OTHER INVESTMENT COMPANIES RISK: As with other investments, investments in other investment companies, including exchange-traded funds, or ETFs, are subject to market and selection risk. In addition, Contractholders of the Portfolio bear both their proportionate share of expenses in the Portfolio (including management fees) and, indirectly, the expenses of the investment companies.


.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. LEVERAGE RISK: To the extent the Portfolio uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments.


.. NON-DIVERSIFICATION RISK: The Portfolio may have more risk because it is "non-diversified", meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's NAV.


.. LIQUIDITY RISK: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemption of Portfolio shares. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed over the life of the Portfolio; and

.. how the Portfolio's average annual returns for one year and since inception compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

                                    [CHART]

                             Calendar Year End (%)

  07      08      09      10      11      12      13      14      15       16
 ----    ----    ----    ----    ----    ----    ----    ----    ----     -----
  n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a     5.17%



During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 3.22%, 1ST QUARTER, 2016; AND WORST QUARTER WAS DOWN -1.93%, 4TH QUARTER, 2016.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2016)



                                                                              SINCE
                                                                     1 YEAR INCEPTION*
--------------------------------------------------------------------------------------
Portfolio                                                            5.17%    2.69%
--------------------------------------------------------------------------------------
Bloomberg Barclays Global Aggregate Bond Index (U.S. Dollar hedged)
(reflects no deduction for fees, expenses, or taxes)                 3.95%    2.10%
--------------------------------------------------------------------------------------



* Since inception return is from April 29, 2015.


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE             LENGTH OF SERVICE  TITLE
-----------------------------------------------------------------------------
Paul J. DeNoon          Since 2015      Senior Vice President of the Adviser

Scott A. DiMaggio       Since 2015      Senior Vice President of the Adviser

Douglas J. Peebles      Since 2015      Senior Vice President of the Adviser

Matthew S. Sheridan     Since 2015      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 60 in this Prospectus.

AB VPS GLOBAL RISK ALLOCATION--MODERATE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is to seek long term growth of capital while seeking to limit volatility.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-----------------------------------------------------------------------------------------
Management Fees                                                                   .60%
Distribution (12b-1) Fees                                                         .25%
Other Expenses:
  Transfer Agent                                                                  .00%(a)
  Other Expenses                                                                  .47%
                                                                                ------
Total Other Expenses                                                              .47%
                                                                                ------
Acquired Fund Fees and Expenses                                                   .12%
                                                                                ------
Total Portfolio Operating Expenses Before Fee Waiver and Expense Reimbursement   1.44%
                                                                                ======
Fee Waiver and Expense Reimbursement(b)                                         (.44)%
                                                                                ------
Total Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement    1.00%
                                                                                ======
-----------------------------------------------------------------------------------------



(a)Less than .01%.

(b)The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Portfolio (including the Portfolio's proportionate share of the fees and expenses of registered investment companies or series thereof in which the Portfolio invests) through May 1, 2018 to the extent necessary to prevent total Portfolio operating expenses (excluding interest expense, taxes, extraordinary expenses, expenses associated with securities sold short, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 1.00% of average daily net assets ("expense limitation"). Any fees waived and expenses borne by the Adviser may be reimbursed by the Portfolio until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Portfolio's Total Annual Fund Operating Expenses to exceed the expense limitation.


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the expense limitation remains in effect for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


------------------------------------------------------------------------------
After 1 Year                                                            $  102
After 3 Years                                                           $  412
After 5 Years                                                           $  745
After 10 Years                                                          $1,686
------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 79% of the average value of its portfolio.


PRINCIPAL STRATEGIES
In making decisions on the allocation of assets among "growth assets" and "safety assets", the Adviser will use a risk-weighted allocation methodology based on the expected "tail risk" of each asset class. For purposes of the Portfolio, growth assets include global equities and, at times, high yield fixed-income securities (commonly known as "junk bonds"), and safety assets include government securities of developed countries. This strategy attempts to provide investors with favorable long-term total return while minimizing exposure to material or "tail" losses. To execute this strategy, the percentage loss that will constitute a tail loss is calculated for each asset class based on historical market behavior and on a forward-looking basis through options prices. Portfolio assets are then allocated among asset classes so that growth assets contribute the majority of the expected risk of tail loss ("tail risk") of the Portfolio, and safety assets contribute a lesser amount of tail risk. The Adviser will make frequent adjustments to the Portfolio's asset class exposures based on these tail risk determinations. To help limit tail risk, the Portfolio will utilize a risk management strategy involving the purchase of put options and sale of call options on equity indices, equity index futures or exchange-traded funds, or ETFs. The Adviser will on a best efforts basis seek to limit the volatility of the Portfolio to no more than 10% on an annualized basis. Actual results may vary.

The Adviser will also assess tail risk on a security, sector and country basis, and make adjustments to the Portfolio's allocations within each asset class when practicable. The Portfolio may invest in fixed-income securities with a range of maturities from short- to long-term. The Adviser expects that the Portfolio's investments in high yield fixed-income securities will not exceed 10% of the Portfolio's net assets. The Portfolio's investments in each asset class will generally be global in nature.

The Adviser expects to utilize a variety of derivatives in its management of the Portfolio, including futures contracts, options, swaps and forwards. Derivatives often provide more efficient and economical exposure to market segments than direct investments, and the Portfolio may utilize derivatives and ETFs to gain exposure to equity and fixed-income asset classes. Because derivatives transactions frequently require cash outlays that are only a small portion of the amount of exposure obtained through the derivative, a portion of the Portfolio's assets may be held in cash or invested in cash equivalents to cover the Portfolio's derivatives obligations, such as short-term U.S. Government and agency securities, repurchase agreements and money market funds. At times, a combination of direct securities investments and derivatives will be used to gain asset class exposure so that the Portfolio's aggregate exposure will substantially exceed its net assets (i.e., so that the Portfolio is effectively leveraged).

Currency exchange rate fluctuations can have a dramatic impact on returns. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Portfolio investments through currency-related derivatives, or decide not to hedge this exposure.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. ALLOCATION RISK: The allocation of investments among asset classes may have a significant effect on the Portfolio's net asset value, or NAV, when the asset classes in which the Portfolio has invested more heavily perform worse than the asset classes invested in less heavily.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.


.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

.. HIGH YIELD SECURITIES RISK: Investments in fixed-income securities with ratings below investment grade (commonly known as "junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.


.. INVESTMENT IN OTHER INVESTMENT COMPANIES RISK: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, Contractholders of the Portfolio bear both their proportionate share of expenses in the Portfolio (including management fees) and, indirectly, the expenses of the investment companies.


.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments. Transactions intended to hedge fluctuations in the values of the portfolios positions will typically limit the opportunity for gain.

.. LEVERAGE RISK: Because the Portfolio uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments.

.. LIQUIDITY RISK: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes and large positions. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.


.. NON-DIVERSIFICATION RISK: The Portfolio may have more risk because it is "non-diversified", meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's NAV.


.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed over the life of the Portfolio; and

.. how the Portfolio's average annual returns for one year and since inception compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

                                    [CHART]

                              Calendar Year End (%)

   07      08      09      10      11      12      13      14      15      16
  ----    ----    ----    ----    ----    ----    ----    ----    ----    -----
   n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a    4.24%



During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 2.32%, 3RD QUARTER, 2016; AND WORST QUARTER WAS DOWN -0.96%, 1ST QUARTER, 2016.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2016)



                                                                      SINCE
                                                             1 YEAR INCEPTION*
------------------------------------------------------------------------------
Portfolio                                                    4.24%    -1.33%
------------------------------------------------------------------------------
MSCI World Index (net) (U.S. Dollar Hedged)
(reflects no deduction for fees, expenses, or taxes)         9.39%     2.18%
------------------------------------------------------------------------------
60% MSCI World Index (U.S. Dollar hedged)/40% Bloomberg
Barclays Global G7 Treasury Index (U.S. Dollar hedged)**
(reflects no deduction for fees, expenses, or taxes)         7.33%     2.37%
------------------------------------------------------------------------------



* Since inception return is from April 28, 2015.

**The performance table includes an additional index that shows how the Portfolio's performance compares with a composite index comprised of a broad equity index and an investment grade government bond index.


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


EMPLOYEE         LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------
Daniel J. Loewy     Since 2016      Senior Vice President of the Adviser

Leon Zhu            Since 2015      Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 60 in this Prospectus.

AB VPS MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is to seek long-term capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)



----------------------------------------------------------------------------------------
Management Fees                                                                    1.90%
Distribution (12b-1) Fees                                                           .25%
Other Expenses:
  Transfer Agent                                                                    .10%
  Other Expenses                                                                  19.82%
                                                                                --------
Total Other Expenses                                                              19.92%
                                                                                --------
Acquired Fund Fees and Expenses                                                    1.76%
                                                                                --------
Total Portfolio Operating Expenses Before Fee Waiver and Expense Reimbursement    23.83%
                                                                                ========
Fee Waiver and Expense Reimbursement(a)                                         (21.43)%
                                                                                --------
Total Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement      2.40%
                                                                                ========
----------------------------------------------------------------------------------------



(a)The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Portfolio (including the Portfolio's proportionate share of the fees and expenses of registered investment companies or series thereof in which the Portfolio invests) through May 1, 2018 to the extent necessary to prevent total Portfolio operating expenses (excluding interest expense, taxes, extraordinary expenses, expenses associated with securities sold short, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 2.40% of average daily net assets ("expense limitation"). Any fees waived and expenses borne by the Adviser may be reimbursed by the Portfolio until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Portfolio's Total Annual Fund Operating Expenses to exceed the expense limitation. In addition, through May 1, 2018 and to the extent not effectively implemented as a result of the expense limitation, the Adviser has contractually agreed to waive its management fee and/or bear Portfolio expenses in an amount equal to the Portfolio's share of all fees and expenses of any AB Mutual Funds in which the Portfolio invests, and to waive its management fee so that the effective management fee payable with respect to Portfolio assets invested in Acquired Funds that are not AB Mutual Funds is 0.20%.


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the expense limitation remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



-------------------------------------------------------------------------------
After 1 Year                                                            $   243
After 3 Years                                                           $ 4,256
After 5 Years                                                           $ 6,899
After 10 Years                                                          $10,206
-------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 0% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Portfolio seeks to achieve its investment objective primarily by allocating its assets among non-traditional and alternative investment strategies (the "Strategies"). In order to implement the Strategies, the Adviser will allocate the Portfolio's assets among other investment companies following alternative investment strategies, including AB Multi-Manager Alternative Strategies Fund ("MMASF"), AB Long/Short Multi-Manager Fund ("LSMM") and funds managed by unaffiliated third parties (collectively, the "Underlying Funds"). Because the Portfolio invests in Underlying Funds, it is considered a "fund of funds." The Adviser may in the future allocate the Portfolio's assets among multiple investment sub-advisers (each a "Sub-Adviser") that the Adviser believes have substantial experience managing one or more Strategies. MMASF and LSMM currently allocate their assets among Sub-Advisers based on the Adviser's assessment of those Sub-Advisers.

The Adviser allocates the Portfolio's assets principally among the following types of Strategies: (i) long/short equity, (ii) special situations,
(iii) credit and (iv) global macro. The Adviser seeks to gain exposure across various Strategies, but may focus the Portfolio's investments in particular Strategies in order to take advantage of perceived investment opportunities or based on its current market outlook. References to Underlying Funds' investments include investments by Sub-Advisers that may be selected by the Adviser in the future to manage a portion of the Portfolio's assets.

STRATEGIES
.. LONG/SHORT EQUITY: A long/short equity strategy typically involves buying and/or selling securities believed to be significantly under- or over-priced by the market in relation to their potential value. An Underlying Fund or Sub-Adviser generally will seek to buy certain securities in the expectation that they will increase in value and sell other securities short in the expectation that they will decrease in value. An Underlying Fund may specialize in a geographic area, industry, or market capitalization. Many long/short equity strategies hedge portfolios through the use of short sales and/or the use of index options and futures contracts and other derivative products. The Adviser anticipates that long/short equity strategies will frequently represent a larger portion of the Portfolio's assets than any other strategy discussed below.

.. SPECIAL SITUATIONS: Special situations strategies seek to take advantage of information inefficiencies resulting from a particular corporate or market event or situation. An Underlying Fund employing a special situations strategy will take positions in companies that are expected to become the subject of takeovers, liquidations, bankruptcies, tender offers, buybacks, spin-offs, exchange offers, mergers or other types of corporate reorganizations, litigation, or substantial financial or operational stress, or to be affected by regulatory or legislative changes, in the hope of profiting on results from the specific event. The goal of a special situations investment strategy is to profit when the price of a security changes to reflect more accurately the likelihood and potential impact of the occurrence, or non-occurrence, of the anticipated event. An Underlying Fund employing a special situations strategy may take an active role in determining the outcome of an event. Often, special situations strategies rely on fundamental research that extends beyond the evaluation of the issues affecting a single company to include an assessment of the legal and structural issues surrounding the extraordinary event or transaction. The Portfolio's assets are expected to be allocated among Underlying Funds that focus on a variety of special situations strategies, thereby effectively allocating capital between merger arbitrage, distressed securities, restructurings and other areas of focus for special situations strategies. Underlying Funds employing a special situations approach may employ a broad range of investment strategies and techniques to attempt to take advantage of specific events (for example, by using a long/short strategy driven by events), and may do so through almost any type of security or instrument.

.. CREDIT: An Underlying Fund that employs credit strategies generally invests in a variety of fixed-income and other securities. This strategy also includes opportunistic trading and investing in securities of distressed companies and high yield securities. These investments may include various credit strategies that involve being long and short different financial instruments, and the credits involved will range from high grade to high yield and distressed debt.

.. GLOBAL MACRO: Global macro strategies aim to identify and exploit imbalances in global economies and asset classes. Though encompassing many approaches and styles, macro strategies are linked by the utilization of macroeconomic and technical market factors, rather than "bottom-up" individual security analysis, as the primary basis for management. An Underlying Fund using a global macro strategy generally may invest in all major markets-equities, bonds, currencies and commodities-though not always at the same time, and will typically use leverage in its investment strategy in the form of short sales and derivative instruments. Some Underlying Funds using a global macro approach will base their investments on fundamental evaluation of market conditions and market evolutions (the discretionary approach), while others will use quantitative or pre-defined rules to do so (the systematic macro approach).

The Adviser may determine to allocate the Portfolio's assets to all or a subset of the Strategies described above at any one time (indirectly through Underlying Funds), and may change those allocations from time to time in its sole discretion and without prior notice to Contractholders. In the future, the Adviser may also determine to allocate the Portfolio's assets to Underlying Funds employing the Strategies and other strategies not described in this Prospectus, including, but not limited to, emerging markets, currency, quantitative and real estate related assets strategies.

The Adviser identifies potential Underlying Funds through a variety of sources. The selection process is driven by both quantitative and qualitative analysis. For each prospective allocation to an Underlying Fund, the Adviser will first conduct an evaluation of the Underlying Fund and its Strategy, investment adviser, and approach through analysis of, among other criteria, the prior investment returns of the Underlying Fund or similar strategies (if any), portfolio exposures, current assets under management, and Strategy outlook. The Adviser may also (i) conduct background checks; (ii) analyze whether the Underlying Fund's investment adviser has the personnel, research and technology resources to effectively implement its Strategy; and (iii) conduct additional due diligence as the Adviser deems appropriate.

The Underlying Funds' principal investments may include:

.. equity securities, including common and preferred stocks, convertible securities, rights and warrants and depositary receipts;

.. fixed-income and/or floating-rate securities, including debt issued by corporations, debt issued by governments (including the U.S. and foreign governments), their agencies, instrumentalities, sponsored entities, and political subdivisions, notes, debentures, debt participations, convertible bonds, non-investment-grade securities (commonly known as "junk bonds"), and bank loans (including senior secured loans) and other direct indebtedness;

.. mortgage-backed and other mortgage-related securities, asset-backed securities, municipal securities, to be announced ("TBA") securities, and custodial receipts;

..  currencies; and

.. restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

The Underlying Funds' investments may be publicly traded or privately issued or negotiated. The Underlying Funds' investments may include securities of U.S. and foreign issuers, including securities of issuers in emerging countries and securities denominated in a currency other than the U.S. Dollar. The Underlying Funds may also invest in shares of companies through initial public offerings, or IPOs.

The Underlying Funds may use derivatives, such as options, futures contracts, forwards and swaps, to a significant extent. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter an Underlying Fund's exposure. For example, a long/short strategy may involve use of various types of derivatives to take both a long and short position in securities or market segments. An Underlying Fund may use derivatives to effectively leverage the Underlying Fund by creating aggregate exposure substantially in excess of the Underlying Fund's net assets.

The Underlying Funds may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes. The Portfolio is considered to be "non-diversified," which means that the Investment Company Act of 1940, as amended, does not limit the percentage of its assets that it may invest in any one company (subject to certain limitations under the Internal Revenue Code of 1986, as amended).

PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

..  ALLOCATION AND MANAGEMENT RISK: The Adviser will invest the assets of the
   Portfolio primarily by allocating Portfolio assets to the Underlying Funds. The success of the Portfolio depends, in part, upon the ability of the Underlying Funds to develop and implement Strategies to achieve the Portfolio's investment objective. There is no assurance that the Adviser's allocation decisions will result in the desired effects. Subjective decisions made by the Adviser (e.g., with respect to allocation among Strategies) and/or the Underlying Funds may cause the Portfolio to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The success of the Portfolio's investment program depends primarily on the trading and investing skills of the investment advisers to Underlying Funds rather than on the trading and investing skills of the Adviser itself. To the extent that the Adviser is unable to select, manage, allocate appropriate levels of capital to, and invest with Underlying Funds that, in the aggregate, are able to produce consistently positive returns for the Portfolio, the performance of the Portfolio may be impaired.

   Some investment advisers to Underlying Funds have little experience managing registered investment companies, which, unlike the private investment funds these investment advisers have been managing, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations. Subject to the overall supervision of the Portfolio's investment program by the Adviser, each investment adviser to an Underlying Fund is responsible, with respect to the Underlying Fund, for compliance with the Underlying Fund's investment strategies and applicable law.

   Strategies implemented by the Underlying Funds may fail to produce the intended results. The success of a particular Underlying Fund is dependent on the expertise of its portfolio managers. Certain investment advisers to Underlying Funds may have only one or a limited number of key individuals responsible for managing the Portfolio's assets. The loss of one or more key individuals from an investment adviser could have a materially adverse effect on the performance of the Underlying Fund.

.. COUNTERPARTY RISK: The Portfolio is expected to establish relationships with third parties to engage in derivative transactions and obtain prime and other brokerage services that permit the Portfolio to trade in any variety of markets or asset classes. If the Portfolio is unable to establish or maintain such relationships, such inability may limit the Portfolio's transactions and trading activity, prevent it from trading at optimal rates and terms, and result in losses.

   Some of the markets in which the Portfolio may effect transactions are not "exchange-based," including "over-the-counter" or "interdealer" markets. The participants in these markets are typically not subject to the credit evaluation and regulatory oversight to which members of "exchange-based" markets are subject. This exposes the Portfolio to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions. Such "counterparty risk" is heightened for contracts with longer maturities where events may intervene to prevent settlement, or where the Portfolio has concentrated its transactions with a single or small group of counterparties. Furthermore, there is a risk that any of the Portfolio's counterparties could become insolvent and/or the subject of insolvency proceedings. If one or more of the Portfolio's counterparties were to become insolvent or the subject of insolvency proceedings, there exists the risk that the recovery of the Portfolio's assets from the counterparty will be delayed or be of a value less than the value of the assets originally entrusted to the counterparty.

.. HEDGING TRANSACTIONS RISK: The Portfolio may invest in securities and utilize financial instruments to seek to hedge fluctuations in the values of the Portfolio's positions. However, hedging transactions will typically limit the opportunity for gain if the value of such positions should increase, and may not work as intended and actually compound losses. It may not be possible to hedge against certain price fluctuations at a reasonable cost. The Portfolio generally is not required to enter into hedging transactions and may choose not to do so.

.. SHORT SALES RISK: The Portfolio may engage in short-selling, which involves the sale of a security that the Portfolio does not own in the hope of purchasing the same or equivalent security at a later date at a lower price. A short sale involves the risk of an increase in the market price of the security, and therefore the possibility of a theoretically unlimited loss. The Portfolio must borrow the security to initiate the short sale, and it may be difficult and costly to effect the purchase of the security in order to return it to the lender, particularly if the security is illiquid. The Portfolio may for a number of reasons be forced to unwind a short sale at a disadvantageous price.

.. VOLATILITY RISK: The Portfolio will frequently be subject to substantial volatility, which could result from a number of causes. Furthermore, there is the risk that a disproportionate share of the Portfolio's assets may be committed to one or more investment strategies or techniques, which would result in less diversification than would be suggested by the number of investment advisers to Underlying Funds being employed. The allocation of Portfolio assets to Underlying Funds in response to particular market conditions could increase volatility and potential for loss if such market conditions continue to worsen or react in a manner not anticipated by the Adviser.

.. PORTFOLIO TURNOVER RISK: Certain Underlying Funds may invest and trade securities on the basis of certain short-term market considerations. The resultant high portfolio turnover could potentially involve substantial brokerage commissions and fees.

.. SPECIAL SITUATIONS INVESTMENT RISK: Special situations investing requires an investment adviser to an Underlying Fund to make predictions about the likelihood that an event will occur and the impact such event will have on the value of a company's securities. If the event fails to occur or it does not have the effect foreseen, losses can result.

.. FIXED-INCOME SECURITIES RISK: The Portfolio may invest in debt or other fixed-income securities of U.S. and non-U.S. issuers. The value of fixed-income securities will change in response to fluctuations in interest rates and changes in market perception of the issuer's creditworthiness or other factors. The Portfolio may invest to a substantial degree in debt securities rated below investment grade, otherwise known as high-yield securities or "junk bonds." High-yield securities may rank junior to other outstanding securities and obligations of the issuer. Moreover, high-yield securities may not be protected by financial covenants or limitations on additional indebtedness. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. High-yield securities face ongoing uncertainties and exposure to adverse business, financial or economic conditions that could lead to the issuer's inability to meet timely interest and principal payments.

.. DISTRESSED INVESTMENTS RISK: The Portfolio may invest in companies that are in poor financial condition, lack sufficient capital or that are involved in bankruptcy or reorganization proceedings. Securities and obligations of such distressed companies often trade at a discount to the expected enterprise value that could be achieved through a restructuring and an investor in such securities is exposed to risk that a restructuring will not occur, or will occur on unfavorable terms. Debt obligations of distressed companies are typically unrated, lower-rated or close to default. Securities of distressed companies are generally more likely to become worthless than securities of more financially stable companies.

.. DERIVATIVE INSTRUMENTS RISK: The Portfolio may enter into options, futures contracts, forwards, swaps and other derivative instrument contracts. Derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk. The prices of derivative instruments can be highly volatile. Depending on the nature of the derivative, price movements may be influenced by interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies.

.. SMALL CAPITALIZATION AND RECENTLY ORGANIZED COMPANIES RISK: Portfolio assets may be exposed, long and short, to securities of small capitalization companies and recently organized companies. Historically, such securities have been more volatile in price than those of larger capitalized, more established companies. These companies may have limited product lines, distribution channels and financial and managerial resources. Further, there is often less publicly available information concerning such companies than for larger, more established businesses. The equity securities of small capitalization companies may be traded in volumes that are lower than are typical of larger company securities.

.. NON-U.S. INVESTMENTS RISK: The Portfolio may invest in securities of non-U.S. companies and foreign countries. Investing in the securities of such companies and countries involves political and economic considerations, such as: the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on income or capital gains; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Portfolio's investment opportunities. The economies of non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and balance of payments position. In addition, accounting and financial reporting standards that prevail in non-U.S. countries generally are not equivalent to U.S. standards and, consequently, less information may be available to investors in companies located in non-U.S. countries than is available to investors in companies located in the United States.

.. CURRENCY RISK: The Portfolio may invest a portion of its assets in instruments denominated in currencies other than the U.S. Dollar, the prices of which are determined with reference to currencies other than the U.S. Dollar. The Portfolio, however, generally values its securities and other assets in U.S. Dollars. To the extent unhedged, the value of the Portfolio's assets will fluctuate with currency exchange rates as well as with the price changes of the Portfolio's investments. Thus, an increase in the value of the U.S. Dollar compared to the other currencies in which the Portfolio makes its investments will reduce the effect of increases and magnify the effect of decreases in the prices of the Portfolio's securities in their local markets. The Portfolio may utilize financial instruments such as currency options and forward contracts to hedge currency fluctuations, but there can be no assurance that such hedging transactions (if implemented) will be effective.

.. EMERGING MARKETS RISK: Investment in emerging market securities involves a greater degree of risk than investment in securities of issuers based in developed countries. Among other things, emerging market securities investments may carry the risks of less publicly available information, more volatile markets, less strict securities market regulation, less favorable tax provisions, and a greater likelihood of severe inflation, unstable currency, war and expropriation of personal property than investments in securities of issuers based in developed countries.

.. UNDERVALUED SECURITIES RISK: The Portfolio may make certain investments in securities that an investment adviser to an Underlying Fund believes to be undervalued. However, there are no assurances that the securities will in fact be undervalued. In addition, it may take a substantial period of time before the securities realize their anticipated value, and such securities may never appreciate to the level anticipated by the investment adviser.

..  QUANTITATIVE INVESTMENT RISK: Certain investment advisers to Underlying
   Funds may attempt to execute strategies for an Underlying Fund using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that an investment adviser's use of quantitative models will result in effective investment decisions for an Underlying Fund. The success of an investment adviser's quantitative investment models is heavily dependent on the mathematical models used by the investment adviser. Models that have been formulated on the basis of past market data may not be predictive of future price movements. Models also may have hidden biases or exposure to broad structural or sentiment shifts. Furthermore, the effectiveness of such models tends to deteriorate over time as more traders seek to exploit the same market inefficiencies through the use of similar models.

.. COMMODITIES-RELATED INVESTMENTS RISK: To the extent the Portfolio invests in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the Portfolio will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. Commodities and commodity-linked investments may be less liquid than other investments.

.. MULTI-MANAGER RISK: The multi-manager strategy employed by the Portfolio involves special risks, which include:

     . Offsetting positions. Investment advisers to Underlying Funds may make investment decisions that conflict with each other; for example, at any particular time, one investment adviser may be purchasing shares of an issuer whose shares are being sold by another investment adviser. Consequently, the Portfolio could indirectly incur transaction costs without accomplishing any net investment result.

     . Proprietary investment strategy risk. Investment advisers to Underlying Funds may use proprietary or licensed investment strategies that are based on considerations and factors that are not fully disclosed to the Portfolio's Board of Directors (the "Board") or the Adviser. Moreover, these proprietary or licensed investment strategies, which may include quantitative mathematical models or systems, may be changed or refined over time. An investment adviser to an Underlying Fund (or the licensor of the strategies used by the investment adviser) may make certain changes to the strategies the investment adviser has previously used, may not use such strategies at all (or the investment adviser's license may be revoked), and may use additional strategies, where such changes or discretionary decisions, and the reasons for such changes or decisions, are also not fully disclosed to the Board or the Adviser. These strategies may involve risks under some market conditions that are not anticipated by the Adviser or the Portfolio.

.. NON-DIVERSIFICATION RISK: The Portfolio is a "non-diversified" investment company, which means that the Portfolio may invest a larger portion of its assets in a smaller number of issuers than a diversified investment company. This increases the risks of investing in the Portfolio because the performance of each security in which the Portfolio invests has a greater impact on the Portfolio's performance. To the extent that the Portfolio invests a relatively high percentage of its assets in securities of a limited number of companies, the Portfolio may also be more susceptible than a diversified investment company to any single economic, political or regulatory occurrence.

.. LEVERAGE RISK: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolio's investments and make the Portfolio more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

.. MORTGAGE-RELATED SECURITIES RISK: In the case of investments in mortgage-related securities, a loss could be incurred if the collateral backing these securities is insufficient.

.. REAL ESTATE RELATED SECURITIES RISK: The Portfolio may invest in real estate related securities and may indirectly invest in real assets, such as real estate, natural resources and commodities, and infrastructure assets. Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investments in real assets involve a substantial degree of risk, including significant financial, operating and competitive risks. Investing in real estate investment trusts, or REITs, involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are often subject to heavy cash flow dependency, default by borrowers and self-liquidation.

.. INVESTMENT IN OTHER INVESTMENT COMPANIES RISK: As with other investments, investments in Underlying Funds, including exchange-traded funds, or ETFs, are subject to market and selection risk. In addition, when the Portfolio acquires shares of Underlying Funds, Contractholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the Underlying Funds.

As with all investments, you may lose money by investing in the Portfolio.

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BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed over the life of the Portfolio; and

.. how the Portfolio's average annual returns for one year and since inception compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

                                    [CHART]

                             Calendar Year End (%)

   07      08      09      10      11      12      13      14      15      16
  ----    ----    ----    ----    ----    ----    ----    ----    ----    -----
   n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a    1.65%



During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 1.46%, 3RD QUARTER, 2016; AND WORST QUARTER WAS DOWN -0.50%, 2ND QUARTER, 2016.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2016)


                                                               SINCE
                                                      1 YEAR INCEPTION*
-----------------------------------------------------------------------
Portfolio                                              1.65%    1.10%
-----------------------------------------------------------------------
BofA Merrill Lynch 3-Month T-Bill Index
(reflects no deduction for fees, expenses, or taxes)   0.33%    0.34%
-----------------------------------------------------------------------
Hedge Fund Research, Inc. Global Hedge Fund Index**
(reflects no deduction for fees, expenses, or taxes)   2.50%    2.43%
-----------------------------------------------------------------------



* Since inception return is from December 16, 2015.

**The performance table includes an additional index that shows how the Portfolio's performance compares with an index of hedge funds representative of main hedge fund strategies and the overall composition of the hedge fund universe on an asset weighted basis.


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


EMPLOYEE        LENGTH OF SERVICE  TITLE
------------------------------------------------------------------------
Marc H. Gamsin     Since 2015      Senior Vice President of the Adviser

Greg Outcalt       Since 2015      Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 60 in this Prospectus.


                                                                             59

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ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND
FINANCIAL INTERMEDIARIES

     .   PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolios offer their shares through the separate accounts of participating life insurance companies ("Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the Insurer for information on the purchase and sale of the Portfolios' shares.

     .   TAX INFORMATION

Each Portfolio may pay income dividends or make capital gains distributions. The income and capital gains distributions are expected to be made in shares of each Portfolio. See the prospectus of the separate account of the Insurer for federal income tax information.

     .   PAYMENTS TO INSURERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Portfolio through an Insurer or other financial intermediary, the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the Insurer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' RISKS AND INVESTMENTS
--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about the Portfolios' investment practices and risks, including principal and non-principal strategies and risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Portfolio's investment practices and additional descriptions of each Portfolio's strategies, investments, and risks can be found in the Portfolios' Statement of Additional Information ("SAI"). The AB VPS MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO will engage indirectly in one or more of the following investment strategies by investing in the Underlying Funds. For purposes of this discussion, reference to a Portfolio includes an Underlying Fund.

DERIVATIVES
Each Portfolio may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives--options, futures contracts, forwards and swaps--each of which is described below. Derivatives include listed and cleared transactions, where a Portfolio's derivative trade counterparty is an exchange or clearinghouse and non-cleared bilateral "over-the-counter" transactions, where the Portfolio's derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be more liquid and subject to less counterparty credit risk than those that are privately negotiated.

A Portfolio's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Portfolio's investment (in some cases, the potential loss is unlimited).

The Portfolios' investments in derivatives may include, but are not limited to, the following:

.. FORWARD CONTRACTS. A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or tangible asset to an agreed-upon location (rather than settled by cash) or is rolled forward into a new forward contract. The Portfolios' investments in forward contracts may include the following:

 - Forward Currency Exchange Contracts. A Portfolio may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions". A Portfolio, for example, may enter into a forward contract as a transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

.. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract is a standardized, exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Portfolio may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. A Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".

.. OPTIONS. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If

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  a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. The Portfolios' investments in options include the following:

 - Options on Foreign Currencies. A Portfolio may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by the Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Portfolio may forfeit the entire amount of the premium plus related transaction costs. A Portfolio may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".

 - Options on Securities. A Portfolio may purchase or write a put or call option on securities. A Portfolio may write covered options, which means writing an option for securities the Portfolio owns, and uncovered options.

 - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

 - Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Portfolio that invests in equity securities may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indices, futures contracts (including on individual securities and stock indices) or shares of exchange-traded funds, or ETFs, at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or for the put options the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines, in the case of the call option, or increases, in the case of the put option, the Portfolio has the risk of losing the entire amount paid for the call or put options.

.. SWAP TRANSACTIONS. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon, or calculated by, reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Generally, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants ("FCMs") that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Portfolios post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is expected to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on Commodity Futures Trading Commission approval of contracts for central clearing. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party. The Portfolios' investments in swap transactions include the following:

 - Interest Rate Swaps, Swaptions, Caps and Floors. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating-rate payments for fixed-rate payments). Unless there is a counterparty default, the risk of loss to a Portfolio from interest rate swap transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.

   An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest

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   on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

   Interest rate swap, swaption, cap and floor transactions may, for example, be used to preserve a return or spread on a particular investment or a portion of a Portfolio's portfolio or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date. A Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or liabilities.

 - Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

 - Credit Default Swaps. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer, which will be either (i) the "par value" (face amount) of the reference obligation, in which case the Portfolio will receive the reference obligation in return or (ii) an amount equal to the difference between the par value and the current market value of the reference obligation. The periodic payments previously received by the Portfolio, coupled with the value of any reference obligation received, may be less than the amount it pays to the buyer, resulting in a loss to the Portfolio. If a Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

 - Currency Swaps. A Portfolio may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies-- Currency Transactions". Currency swaps involve the exchange by a Portfolio with another party of a series of payments in specified currencies. Currency swaps may be bilateral and privately negotiated with the Portfolio expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps position. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation, and again upon the termination, of the transaction.

..  OTHER DERIVATIVES AND STRATEGIES

 - Currency Transactions. A Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Adviser may actively manage the Portfolio's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures contracts and options on futures contracts, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

 - Synthetic Foreign Equity Securities. The Portfolios may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by a Portfolio. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or

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   before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

   Other types of synthetic foreign equity securities in which a Portfolio may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrants usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which it can obtain the underlying securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

   A Portfolio will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign (non-U.S.) risk and currency risk.

 - Eurodollar Instruments. Eurodollar instruments are essentially
   U.S. Dollar-denominated futures contracts or options that are linked to the London Interbank Offered Rate (LIBOR). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.

CONVERTIBLE SECURITIES

Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's Investors Service, Inc. or BBB- or lower by S&P Global Ratings or Fitch Ratings and comparable unrated securities may share some or all of the risks of debt securities with those ratings.


DEPOSITARY RECEIPTS AND SECURITIES OF SUPRANATIONAL ENTITIES
A Portfolio may invest in depositary receipts. American Depositary Receipts, or ADRs, are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depositary Receipts, or GDRs, European Depositary Receipts, or EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock underlying unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

FORWARD COMMITMENTS
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a

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subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

A Portfolio may invest in TBA-mortgage-backed securities. A TBA or "To Be Announced" trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is a risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices.

ILLIQUID SECURITIES

Each Portfolio limits its investments in illiquid securities to 15% of its net assets. Until the Portfolios' compliance date of December 1, 2018 for new Rule 22e-4 under the Investment Company Act of 1940 (the "1940 Act"), the term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Portfolio has valued the securities. After such date, the term shall mean any security or investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.


INDEXED COMMERCIAL PAPER
Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. A Portfolio will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Portfolio to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Portfolio will purchase such commercial paper for hedging purposes only, not for speculation.

INFLATION-INDEXED SECURITIES
Inflation-indexed securities are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

The value of inflation-indexed securities tends to react to changes in real interest rates. In general, the price of these securities can fall when real interest rates rise, and can rise when real interest rates fall. In addition, the value of these securities can fluctuate based on fluctuations in expectations of inflation. Interest payments on these securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

INVESTMENT IN EXCHANGE-TRADED FUNDS AND OTHER INVESTMENT COMPANIES

A Portfolio may invest in shares of ETFs, subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance thereunder. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for varying reasons. A Portfolio will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF's shares, which is based on supply and demand in the market for the ETF's shares, may differ from its NAV. Accordingly, there may be times when an ETF's shares trade at a discount to its NAV.

The Portfolios may also invest in investment companies other than ETFs, as permitted by the 1940 Act, and the rules and regulations or exemptive orders thereunder. The AB VPS MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO is a fund of funds and invests substantially in investment companies other than ETFs. The Adviser has received exemptive relief from the Securities and Exchange Commission (the


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"Commission") that permits the AB VPS MULTI-MANAGER ALTERNATIVE STRATEGIES
PORTFOLIO to invest in other investment companies in excess of limits imposed by Section 12(d)(1) of the 1940 Act, subject to certain conditions. As with ETF investments, if a Portfolio acquires shares in other investment companies, Contractholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Portfolio's expenses. The Portfolios intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.


LOANS OF PORTFOLIO SECURITIES
For the purposes of achieving income, a Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions ("borrowers") to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of or exemptive orders under the 1940 Act. Under a Portfolio's securities lending program, all securities loans will be secured continually by cash collateral. The loans will be made only to borrowers deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans justifies the attendant risk. The Portfolio will be compensated for the loan from a portion of the net return from the interest earned on cash collateral after a rebate paid to the borrower (in some cases this rebate may be a "negative rebate", or fee paid by the borrower to the Portfolio in connection with the loan) and payments for fees of the securities lending agent and for certain other administrative expenses.

A Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned.

A Portfolio will invest cash collateral in a money market fund approved by the Portfolio's Board of Directors (the "Board") and expected to be managed by the Adviser. Any such investment will be at the Portfolio's risk. A Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

LOAN PARTICIPATIONS
A Portfolio may invest in corporate loans either by participating as co-lender at the time the loan is originated or by buying an interest in the loan in the secondary market from a financial institution or institutional investor. The financial status of an institution interposed between a Portfolio and a borrower may affect the ability of the Portfolio to receive principal and interest payments.

The success of a Portfolio may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing loan agreements.

MORTGAGE-BACKED SECURITIES, OTHER ASSET-BACKED SECURITIES AND STRUCTURED SECURITIES
Mortgage-backed securities may be issued by the U.S. Government or one of its sponsored entities or may be issued by private organizations. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Portfolio that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-backed securities include mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduit certificates, or REMICs, collateralized mortgage obligations, or CMOs, and stripped mortgage-backed securities, and other types of mortgage-backed securities that may be available in the future.


Guaranteed Mortgage Pass-Through Securities. The AB VPS REAL ESTATE INVESTMENT PORTFOLIO may invest in guaranteed mortgage pass-through securities, which represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders, including but not limited to GNMA, FNMA and FHLMC.


Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-backed securities also include CMOs and REMIC pass-through or participation certificates that may be issued by, among others, U.S. Government agencies and

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instrumentalities as well as private lenders. CMOs and REMICs are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMICs in various ways. Each class of CMOs or REMICs, often referred to as a "tranche", is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrued on all classes of CMOs or REMICs on a monthly basis. The AB VPS REAL ESTATE INVESTMENT PORTFOLIO will not invest in the lowest rated tranche of CMOs and REMICs.

Typically, CMOs are collateralized by GNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgage assets and any reinvestment income.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, or the Code, and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although the AB VPS REAL ESTATE INVESTMENT PORTFOLIO does not intend to invest in residual interests.

Other Asset-Backed Securities. A Portfolio may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are securitized in structures similar to the structures used in mortgage securitizations.

Structured Securities. A Portfolio may invest in securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include securities described elsewhere in this Prospectus, such as mortgage-related and other asset-backed securities. These investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of particular debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or high-yield bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. Because these types of structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

PREFERRED STOCK
A Portfolio may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer. These investments include convertible preferred stock, which includes an option for the holder to convert the preferred stock into the issuer's common stock under certain conditions, among which may be the specification of a future date when the conversion may begin, a certain number of common shares per preferred share, or a certain price per share for the common stock. Convertible preferred stock tends to be more volatile than non-convertible preferred stock, because its value is related to the price of the issuer's common stock as well as the dividends payable on the preferred stock.

REAL ESTATE INVESTMENT TRUSTS (REITS)
REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments and principal. Similar to investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS
A Portfolio may enter into repurchase agreements in which a Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Portfolio at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase transactions are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

A Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

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REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS
A Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to the Portfolio's limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leverage risk for a Portfolio. In addition, reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase may decline below the purchase price.

Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Portfolio forgoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

RIGHTS AND WARRANTS
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES
A Portfolio may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. When the Portfolio makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited because there is a theoretically unlimited potential for the price of a security sold short to increase.

STANDBY COMMITMENT AGREEMENTS
Standby commitment agreements are similar to put options that commit a Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee regardless of whether the security ultimately is issued. The Portfolios will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Portfolio and unavailable on a firm commitment basis.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Portfolio will bear the risk of capital loss in the event that the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

STRUCTURED PRODUCTS
A Portfolio may invest in certain hybrid derivatives-type investments that combine features of a traditional stock or bond with those of, for example, a futures contract or an option. These investments include structured notes and indexed securities, commodity-linked notes and commodity index-linked notes and credit-linked securities. The performance of the structured product, which is generally a fixed-income security, is tied (positively or negatively) to the price or prices of an unrelated reference indicator such as a security or basket of securities, currencies, commodities, a securities or commodities index or a credit default swap or other kinds of swaps. The structured product may not pay interest or protect the principal invested. The structured product or its interest rate may be a multiple of the reference indicator and, as a result, may be leveraged and move (up or down) more rapidly than the reference indicator. Investments in structured products may provide a more efficient and less expensive means of investing in underlying securities, commodities or other derivatives, but may potentially be more volatile, less liquid and carry greater market risk than investments in traditional securities. The purchase of a structured product also exposes a Portfolio to the credit risk of the structured product.

Structured notes are derivative debt instruments. The interest rate or principal of these notes is determined by reference to an unrelated indicator (for example, a currency, security, or indices thereof) unlike a typical note where the borrower agrees to make fixed or floating interest payments and to pay a fixed sum

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at maturity. Indexed securities may include structured notes as well as securities other than debt securities, the interest or principal of which is determined by an unrelated indicator.

Commodity-linked notes and commodity index-linked notes provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, commodity indices or similar instruments. Commodity-linked products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

A Portfolio may also invest in certain hybrid derivatives-type investments that combine features of a traditional bond with those of certain derivatives such as a credit default swap, an interest rate swap or other securities. These investments include credit-linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that invest in a derivative instrument or basket of derivative instruments in order to provide exposure to certain fixed-income markets. For instance, a Portfolio may invest in credit-linked securities as a cash management tool to gain exposure to a certain market or to remain fully invested when more traditional income-producing securities are not available. The performance of the structured product, which is generally a fixed-income security, is linked to the receipt of payments from the counterparties to the derivative instruments or other securities. A Portfolio's investments in credit-linked securities are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default risk, counterparty risk, interest rate risk and leverage risk. These securities are generally structured as Rule 144A Securities so that they may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in the securities becoming illiquid.

VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS
Variable and floating-rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Portfolio may also invest in inverse floating-rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed-rate securities.

ZERO-COUPON AND PRINCIPAL-ONLY SECURITIES
Zero-coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

ADDITIONAL RISK AND OTHER CONSIDERATIONS

Investments in the Portfolios involve the risk considerations described below.


BORROWINGS AND LEVERAGE

Certain of the Portfolios may use borrowings for investment purposes subject to applicable statutory or regulatory requirements. Borrowings by a Portfolio result in leveraging of the Portfolio's shares. The Portfolios may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts, dollar rolls or certain derivatives. This means that a Portfolio uses cash made available during the term of these transactions to make investments in other securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to a Portfolio's Contractholders. These include a higher volatility of the NAV of a Portfolio's shares and the relatively greater effect on the NAV of the shares. In the case of borrowings for investment purposes, so long as a Portfolio is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of such leverage will be to cause the Portfolio's Contractholders to realize a higher net return than if the Portfolio were not leveraged. With respect to certain investments in derivatives that result in leverage of the Portfolio's shares, if the Portfolio is able to realize a net return on its investments that is higher than the costs of the leveraged transaction, the effect of such leverage will be to cause the Portfolio to realize a higher return than if the Portfolio were not leveraged. If the interest expense on borrowings or the costs of leveraged transactions approach the return on a Portfolio's investment portfolio or investments made through leverage, as applicable, the benefit of leverage to the Portfolio's Contractholders will be reduced. If the interest expense on borrowings or the costs of leveraged transactions were to exceed the net return to Contractholders, a Portfolio's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market would normally be a greater decrease in NAV per share.


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FOREIGN (NON-U.S.) SECURITIES
Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Portfolio that invests in securities of foreign issuers may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Portfolio's investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in securities of foreign issuers than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolios than that provided by U.S. laws.


In June 2016, the United Kingdom ("UK") voted in a referendum to leave the European Union ("EU"). On March 29, 2017, the UK notified the European Council of its intention to withdraw from the EU. It is expected that the UK's withdrawal will be completed within two years of such notification. There is still considerable uncertainty relating to the potential consequences of the withdrawal. During this period and beyond, the impact on the UK and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, Europe and globally, which could have an adverse effect on the value of a Portfolio's investments.


Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as emerging markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.

 Argentina                 Hungary                   Peru
 Belarus                   India                     Philippines
 Belize                    Indonesia                 Poland
 Brazil                    Iraq                      Russia
 Bulgaria                  Ivory Coast               Senegal
 Chile                     Jamaica                   Serbia
 China                     Jordan                    South Africa
 Colombia                  Kazakhstan                South Korea
 Croatia                   Lebanon                   Sri Lanka
 Dominican Republic        Lithuania                 Taiwan
 Ecuador                   Malaysia                  Thailand
 Egypt                     Mexico                    Turkey
 El Salvador               Mongolia                  Ukraine
 Gabon                     Nigeria                   Uruguay
 Georgia                   Pakistan                  Venezuela
 Ghana                     Panama                    Vietnam

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure,

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nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

FOREIGN (NON-U.S.) CURRENCIES
A Portfolio that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or non-U.S. governments or central banks or by currency controls or political developments. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks. A Portfolio may also invest directly in foreign currencies for non-hedging purposes directly on a spot basis (i.e., cash) or through derivatives transactions, such as forward currency exchange contracts, futures contracts and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Portfolio's NAV to fluctuate.

INVESTMENT IN BELOW INVESTMENT GRADE FIXED-INCOME SECURITIES
Investments in securities rated below investment grade (commonly referred to as "junk bonds") may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

INVESTMENT IN SMALLER, LESS-SEASONED COMPANIES
Investment in smaller, less-seasoned companies involves greater risks than are customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel that have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller, less-seasoned companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operation may fluctuate widely and may also contribute to stock price volatility.

REAL ESTATE INVESTMENTS
Although the Portfolios do not invest directly in real estate, they invest in securities of real estate companies, including, in particular, AB VPS REAL ESTATE INVESTMENT PORTFOLIO. Therefore, an investment in a Portfolio that makes such investments is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying such investments are concentrated geographically, by property type or in certain other respects, a Portfolio may be subject to certain of the foregoing risks to a greater extent. These risks may be greater for investments in non-U.S. real estate companies.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

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Investing in REITs involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small-capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

UNRATED SECURITIES
A Portfolio may invest in unrated fixed-income securities when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities that are consistent with the Portfolio's objective and policies.

FUTURE DEVELOPMENTS
A Portfolio may take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

CHANGES IN INVESTMENT OBJECTIVES AND POLICIES
The AB VARIABLE PRODUCTS SERIES (VPS) FUND'S (the "Fund") Board may change a Portfolio's investment objective without shareholder approval. A Portfolio will provide shareholders with 60 days' prior written notice of any change to the Portfolio's investment objective. Portfolios that have a policy to invest at least 80% of their net assets in securities indicated by their name, such as the AB VPS INTERMEDIATE BOND PORTFOLIO, AB VPS LARGE CAP GROWTH PORTFOLIO, AB VPS SMALL CAP GROWTH PORTFOLIO, AB VPS REAL ESTATE INVESTMENT PORTFOLIO, AB VPS SMALL/MID CAP VALUE PORTFOLIO, and AB VPS GLOBAL BOND PORTFOLIO, will not change such policy without 60 days' prior written notice to shareholders. Unless otherwise noted, all other investment policies of a Portfolio may be changed without shareholder approval.

TEMPORARY DEFENSIVE POSITION
For temporary defensive purposes to attempt to respond to adverse market, economic, political or other conditions, each Portfolio may invest in certain types of short-term, liquid, investment grade or high-quality (depending on the Portfolio) debt securities. While a Portfolio is investing for temporary defensive purposes, it may not meet its investment objectives.

PORTFOLIO HOLDINGS
The Portfolios' SAI includes a description of the policies and procedures that apply to disclosure of each Portfolio's portfolio holdings.

CYBER SECURITY RISK
Mutual funds, including the Portfolios, are susceptible to cyber security risk. Cyber security breaches may allow an unauthorized party to gain access to Portfolio assets, customer data, or proprietary information, or cause a Portfolio and/or its service providers to suffer data corruption or lose operational functionality. In addition, cyber security breaches in companies in which the Portfolios invest may affect the value of your investment in a Portfolio.

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INVESTING IN THE PORTFOLIOS
--------------------------------------------------------------------------------

HOW TO BUY AND SELL SHARES
The Portfolios offer their shares through the separate accounts of the Insurers. You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the Insurer for information on the purchase and sale of the Portfolios' shares. AllianceBernstein Investments, Inc. ("ABI") may, from time to time, receive payments from Insurers in connection with the sale of the Portfolios' shares through the Insurers' separate accounts.


The NAV of each of the AB VPS DYNAMIC ASSET ALLOCATION PORTFOLIO, AB VPS GLOBAL BOND PORTFOLIO, AB VPS GLOBAL RISK ALLOCATION--MODERATE PORTFOLIO and AB VPS MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO is disclosed daily on the Fund's website or through the investor's online account information at abfunds.com and/or by calling (800) 221-5672.


The purchase or sale of a Portfolio's shares is priced at the next-determined NAV after the order is received in proper form.

The Insurers maintain omnibus account arrangements with the Fund in respect of one or more Portfolios and place aggregate purchase, redemption and exchange orders for shares of a Portfolio corresponding to orders placed by the Insurers' customers, or Contractholders, who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Policy Regarding Short-Term Trading".

ABI may refuse any order to purchase shares. Each Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

DISTRIBUTION ARRANGEMENTS
The Portfolios have adopted a plan under Commission Rule 12b-1 that allows the Portfolios to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of their shares. The amount of this fee for the Class B shares of the Portfolios is .25% of the aggregate average daily net assets. Because these fees are paid out of the Portfolios' assets on an ongoing basis, over time these fees will increase the costs of your investment and may cost you more than paying other types of sales charges.

PAYMENTS TO FINANCIAL INTERMEDIARIES
Financial intermediaries, such as the Insurers, market and sell shares of the Portfolios and typically receive compensation for selling shares of the Portfolios. This compensation is paid from various sources.

  Insurers or your financial intermediary receive compensation from ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - Rule 12b-1 fees;
  - defrayal of costs for educational seminars and training;
  - additional distribution support; and
  - payments related to providing Contractholder recordkeeping and/or administrative services.

In the case of Class B shares, up to 100% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to the financial intermediary that sells Class B shares.

ABI and/or the Adviser may pay Insurers or other financial intermediaries to perform recordkeeping and administrative services in connection with the Portfolios. Such payments will generally not exceed 0.35% of the average daily net assets of each Portfolio attributable to the Insurer.

OTHER PAYMENTS FOR EDUCATIONAL SUPPORT AND DISTRIBUTION ASSISTANCE
In addition to the fees described above, ABI, at its expense, currently provides additional payments to the Insurers that sell shares of the Portfolios. These sums include payments to reimburse directly or indirectly the costs incurred by the Insurers and their employees in connection with educational seminars and training efforts about the Portfolios for the Insurers' employees and/or their clients and potential clients and may include payments for distribution analytical data regarding Portfolio sales by the Insurer. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.


For 2017, ABI's additional payments to these firms for educational support and distribution assistance related to the Fund's Portfolios are expected to be approximately $400,000. In 2016, ABI paid additional payments of approximately $400,000 for the Fund's Portfolios.


  IF ONE MUTUAL FUND SPONSOR THAT OFFERS SHARES TO SEPARATE ACCOUNTS OF AN INSURER MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, THE INSURER MAY HAVE AN INCENTIVE TO RECOMMEND OR OFFER THE SHARES OF FUNDS OF ONE FUND SPONSOR OVER ANOTHER.

  PLEASE SPEAK WITH YOUR FINANCIAL INTERMEDIARY TO LEARN MORE ABOUT THE TOTAL AMOUNTS PAID TO YOUR FINANCIAL INTERMEDIARY BY THE ADVISER, ABI AND BY OTHER MUTUAL FUND SPONSORS THAT OFFER SHARES TO INSURERS THAT MAY BE RECOMMENDED TO YOU. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR FINANCIAL INTERMEDIARY AT THE TIME OF PURCHASE.

As of the date of this Prospectus, ABI anticipates that the Insurers or their affiliates that will receive additional payments for educational support include:


  AXA Advisors
  Global Atlantic Financial Company
  Jackson National Life
  Lincoln Financial Distributors
  MetLife Inc.
  Minnesota Life Insurance Company
  Ohio National Financial Services
  Pacific Life Insurance Company
  Prudential Financial
  SunAmerica Retirement Markets
  Transamerica Capital, Inc.
  Variable Annuity Life Insurance Company


Although the Portfolios may use brokers and dealers who sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES
The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Contractholders. These policies are described below. There is no guarantee that a Portfolio will be able to detect excessive or short-term trading or to identify Contractholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Contractholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Portfolio shares through purchases, sales and exchanges of shares. Each Portfolio reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any Insurer or a Contractholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, Contractholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term Contractholders. Volatility resulting from excessive purchases and sales or exchanges of shares of a Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Portfolio may incur increased administrative and other expenses due to excessive or short-term trading and increased brokerage costs.

Investments in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Portfolio ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a Contractholder engaging in a short-term trading strategy to exploit differences in share prices that are based on closing prices of securities of foreign issuers established some time before a Portfolio calculates its own share price (referred to as "time zone arbitrage"). Each of the Portfolios has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be fair value of those securities at the time the Portfolio calculates its NAV. While there is no assurance, each of the Portfolios expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a Contractholder's ability to engage in time zone arbitrage to the detriment of other Contractholders.

Contractholders engaging in a short-term trading strategy may also target a Portfolio irrespective of its investments in securities of foreign issuers. Any Portfolio that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, has the risk that the current market price for the securities may not accurately reflect current market values. Contractholders may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Portfolios may be adversely affected by price arbitrage.

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of shares of the Portfolios to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABI or AllianceBernstein Investor Services, Inc. ("ABIS") Contractholders' transaction activity relating to shares of a particular Portfolio on an individual basis. Consequently, the Fund, ABI and ABIS may not be able to detect excessive or short-term trading in shares of a Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short-term trading in shares of the Portfolios, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABI and ABIS consider the information actually available to them at the time. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  TRANSACTION SURVEILLANCE PROCEDURES. The Portfolios, through their agents,
   ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing each individual Insurer's omnibus transaction activity in Portfolio shares in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute excessive or short-term trading. Insurers' omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short-term trading activity attributable to one or more Contractholders. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

.. ACCOUNT BLOCKING PROCEDURES. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Insurer's omnibus account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted, except to the extent the Fund, ABI or ABIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its short-term trading policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of one or more Portfolios under a particular contract will be prevented from doing so. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. As a result, unless the Contractholder redeems his or her shares, the Contractholder effectively may be "locked" into an investment in shares of one or more of the Portfolios that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile. To rectify this situation, a Contractholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value. To avoid this risk, a Contractholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and should avoid frequent trading in Portfolio shares.
   An Insurer's omnibus account that is blocked will generally remain blocked unless and until the Insurer provides evidence or assurance acceptable to the Fund that one or more Contractholders did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. The Portfolios apply their surveillance procedures to Insurers. As required by Commission rules, the Portfolios have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Portfolios, upon the request of the Portfolios or their agents, with individual account level information about their transactions. If the Portfolios detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, Insurers will also execute instructions from the Portfolios to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares.

HOW THE PORTFOLIOS VALUE THEIR SHARES
Each Portfolio's NAV is calculated on any day the New York Stock Exchange (the "Exchange") is open at the close of regular trading (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when Contractholders will not be able to purchase or redeem their shares in the Portfolio.

The Portfolios value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. The market value of an Underlying Fund is its NAV. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Portfolios may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Portfolios ordinarily value their securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolios believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolios may frequently value many of their foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

Subject to its oversight, the Board has delegated responsibility for valuing a Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value a Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above. More information about the valuation of the Portfolios' assets is available in the Portfolios' SAI.

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Each Portfolio's adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading global investment adviser managing client accounts with assets as of December 31, 2016, totaling more than $480 billion (of which approximately $94 billion represented assets of registered investment companies sponsored by the Adviser). As of December 31, 2016, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 17 of the nation's FORTUNE 100 companies), for public employee retirement funds in 29 states and the District of Columbia, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 31 registered investment companies managed by the Adviser, comprising 129 separate investment portfolios, had as of December 31, 2016 approximately 2.4 million retail accounts.


The Adviser serves as the "manager of managers" for the AB VPS MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO and, subject to oversight by the Board, has ultimate responsibility for monitoring and coordinating the management of the Portfolio, including monitoring the Underlying Funds and sub-advisers for the Portfolio and ensuring that asset allocations are consistent with the Portfolio's investment guidelines. The Adviser is also responsible for the management of the portfolio investments of the AB Mutual Funds used as Underlying Funds.


The Adviser provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each of the Portfolios paid the Adviser for the fiscal year ended December 31, 2016 as a percentage of average daily net assets:



                                                        FEE AS A PERCENTAGE OF
PORTFOLIO                                              AVERAGE DAILY NET ASSETS
-------------------------------------------------------------------------------
AB VPS Intermediate Bond Portfolio                                .45%
AB VPS Large Cap Growth Portfolio                                 .75%
AB VPS Growth and Income Portfolio                                .55%
AB VPS Growth Portfolio                                           .75%
AB VPS International Growth Portfolio                             .75%
AB VPS Global Thematic Growth Portfolio                           .75%
AB VPS Small Cap Growth Portfolio                                 .75%
AB VPS Real Estate Investment Portfolio                           .55%
AB VPS International Value Portfolio                              .75%
AB VPS Small/Mid Cap Value Portfolio                              .75%
AB VPS Value Portfolio                                            .55%
AB VPS Balanced Wealth Strategy Portfolio                         .55%
AB VPS Dynamic Asset Allocation Portfolio                         .68%*
AB VPS Global Bond Portfolio                                     0.00%*
AB VPS Global Risk Allocation--Moderate Portfolio                 .15%*
AB VPS Multi-Manager Alternative Strategies Portfolio            0.00%*


*Net of fee waiver and/or reimbursement.


A discussion regarding the basis for the Board's most recent approval of each Portfolio's investment advisory agreement will be available in the Portfolio's semi-annual report for the fiscal period ending June 30, 2017. A discussion regarding the basis for the Board's earlier approval of each Portfolio's investment advisory agreement is available in the Portfolio's annual report to shareholders for the fiscal year ended December 31, 2016.


The Adviser may act as an investment adviser to other persons, firms, or corporations, including investment companies, hedge funds, pension funds, and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from a Portfolio. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Portfolio. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including a Portfolio. When two or more of the clients of the Adviser (including a Portfolio) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

MANAGER OF MANAGERS STRUCTURE
Subject to the ultimate responsibility of the Board, the Adviser has the responsibility to oversee the AB VPS MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO'S sub-advisers (when and if retained) and to recommend their hiring, termination and replacement. The Adviser received exemptive relief from the Commission that permits the Adviser, with respect to the Portfolio, to appoint and replace non-affiliated sub-advisers, and enter into, amend and terminate sub-advisory agreements with non-affiliated sub-advisers, subject to Board approval but without shareholder approval (the "Manager of Managers Structure"). The use of the Manager of Managers Structure with respect to the Portfolio is subject to certain conditions set forth in the Commission exemptive order.

The Manager of Managers Structure enables the Portfolio to operate with greater efficiency and without incurring the expense and delays associated with obtaining approvals of a new subadvisory (or trading) agreement. The Manager of Managers Structure does not permit the Adviser's investment management fees to increase without shareholder approval.

PORTFOLIO MANAGERS
The day-to-day management of, and investment decisions for, the AB VPS GROWTH AND INCOME PORTFOLIO are made by the Adviser's Relative Value Investment Team. The Relative Value Investment Team relies heavily on the fundamental analysis and research of the Adviser's internal research staff. While the members of the team work jointly to determine the investment strategy, including security selection, for the Portfolio, Mr. Frank V. Caruso, CFA, who is Chief Investment Officer of the Adviser's Relative Value Investment Team, is primarily responsible for the day-to-day management of the Portfolio's portfolio (since 2001). Mr. Caruso is a Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2012.


The day-to-day management of, and investment decisions for, the AB VPS INTERMEDIATE BOND PORTFOLIO are made by the Adviser's U.S. Core Fixed Income Investment Team. The U.S. Core Fixed Income Investment Team relies heavily on the fundamental analysis and research of the Adviser's internal research staff.

The following table lists the persons within the U.S. Core Fixed Income Investment Team with the most significant responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:


                                                  PRINCIPAL OCCUPATION DURING
EMPLOYEE; YEAR; TITLE                               THE PAST FIVE (5) YEARS
------------------------------------------------------------------------------------
Michael Canter; since 2016; Senior Vice      Senior Vice President of the Adviser,
President of the Adviser                     with which he has been associated in a
                                             substantially similar capacity to his
                                             current position since prior to 2012.

Shawn E. Keegan; since 2007; Senior Vice     Senior Vice President of the Adviser,
President of the Adviser                     with which he has been associated in a
                                             substantially similar capacity to his
                                             current position since prior to 2012.

Douglas J. Peebles; since 2007; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                     with which he has been associated in a
                                             substantially similar capacity to his
                                             current position since prior to 2012.

Greg J. Wilensky; since 2005; Senior Vice    Senior Vice President of the Adviser,
President of the Adviser                     with which he has been associated in a
                                             substantially similar capacity to his
                                             current position since prior to 2012.


The day-to-day management of, and investment decisions for, the AB VPS GLOBAL THEMATIC GROWTH PORTFOLIO are made by the Adviser's Global Growth and Thematic Investment Team.

The following table lists the person within the Global Growth and Thematic Investment Team with the most significant responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that person has been jointly or primarily responsible for the Portfolio, and that person's principal occupation during the past five years:


                                                PRINCIPAL OCCUPATION DURING
EMPLOYEE; YEAR; TITLE                             THE PAST FIVE (5) YEARS
----------------------------------------------------------------------------------
Daniel C. Roarty; since 2013; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                   with which he has been associated in a
                                           substantially similar capacity to his
                                           current position since prior to 2012.


The day-to-day management of, and investment decisions for, the AB VPS INTERNATIONAL GROWTH PORTFOLIO are made by the Adviser's Global Growth and Thematic Investment Team.

The following table lists the person within the Global Growth and Thematic Investment Team with the responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that person has been jointly or primarily responsible for the Portfolio and that person's principal occupation during the past five years:

                                           PRINCIPAL OCCUPATION(S) DURING
EMPLOYEE; YEAR; TITLE                         THE PAST FIVE (5) YEARS
--------------------------------------------------------------------------
Daniel C. Roarty; since 2012; Senior Vice           See above.
President of the Adviser


The day-to-day management of, and investment decisions for, the AB VPS MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO in respect of allocating Portfolio assets among different strategies, Underlying Funds and Sub-Advisers are made by Messrs. Marc Gamsin and Greg Outcalt (since 2015). Mr. Gamsin is Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2012. Mr. Outcalt is Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2012.


The day-to-day management of, and investment decisions for, each of the other Portfolios' portfolios are made by certain Senior Investment Management Teams or Investment Teams. Each Senior Investment Management Team or Investment Team relies heavily on the fundamental analysis and research of the Adviser's internal research staff. No one person is principally responsible for making recommendations for each Portfolio's portfolio.

The following table lists the Senior Investment Management Teams or Investment Teams, as applicable, the persons within each Senior Investment Management Team or Investment Team with the most significant responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:


                                                            PRINCIPAL
        PORTFOLIO                                     OCCUPATION DURING THE
  AND RESPONSIBLE GROUP     EMPLOYEE; YEAR; TITLE      PAST FIVE (5) YEARS
 -----------------------------------------------------------------------------
 AB VPS Growth Portfolio   Bruce K. Aronow; since    Senior Vice President of
 Growth Investment Team    2013; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

                           Frank V. Caruso; since    Senior Vice President of
                           2008; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

                           John H. Fogarty; since    Senior Vice President of
                           2013; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

 AB VPS Small Cap Growth   Bruce K. Aronow; since    See above.
 Portfolio                 2000; Senior Vice
 Small Cap Growth          President of the Adviser
 Investment Team

                           N. Kumar Kirpalani;       Senior Vice President of
                           since 2005; Senior Vice   the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

                           Samantha S. Lau; since    Senior Vice President of
                           2005; Senior Vice         the Adviser, with which
                           President of the Adviser  she has been associated
                                                     in a substantially
                                                     similar capacity to her
                                                     current position since
                                                     prior to 2012.

                           Wen-Tse Tseng; since      Senior Vice President of
                           2006; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

 AB VPS Real               Eric J. Franco; since     Senior Vice President of
 Estate Investment         2012; Senior Vice         the Adviser, with which
 Portfolio                 President of the Adviser  he has been associated
 REIT Senior Investment                              in a substantially
 Management Team                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

                           Ajit D. Ketkar; since     Senior Vice President of
                           May 2017; Senior Vice     the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2012. He is
                                                     also Portfolio Manager
                                                     for Global Real Estate
                                                     Securities.

 AB VPS International      Tawhid Ali; since June    Senior Vice President of
 Value Portfolio           2016; Senior Vice         the Adviser, with which
 International Value       President of the Adviser  he has been associated
 Senior Investment                                   in a substantially
 Management Team                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

                           Takeo Aso; since 2012;    Senior Vice President of
                           Senior Vice President of  the Adviser, with which
                           the Adviser               he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

                           Avi Lavi; since 2012;     Senior Vice President of
                           Senior Vice President of  the Adviser, with which
                           the Adviser               he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

 AB VPS Small/Mid Cap      James W. MacGregor;       Senior Vice President of
 Value Portfolio           since 2005; Senior Vice   the Adviser, with which
 Small/Mid Cap Value       President of the Adviser  he has been associated
 Senior Investment                                   in a substantially
 Management Team                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

                           Joseph G. Paul; since     Senior Vice President of
                           2002; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

                           Shri Singhvi; since       Senior Vice President of
                           2014; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

 AB VPS Value Portfolio    Cem Inal; since 2016;     Senior Vice President of
 U.S. Value Senior         Senior Vice President of  the Adviser, with which
 Investment Management     the Adviser               he has been associated
 Team                                                in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

                           Joseph G. Paul; since     See above.
                           2009; Senior Vice
                           President of the Adviser

                                                            PRINCIPAL
        PORTFOLIO                                     OCCUPATION DURING THE
  AND RESPONSIBLE GROUP     EMPLOYEE; YEAR; TITLE      PAST FIVE (5) YEARS
 -----------------------------------------------------------------------------
 AB VPS Large Cap Growth   Frank V. Caruso; since    See above.
 Portfolio                 2012; Senior Vice
 U.S. Large Cap Growth     President of the Adviser
 Investment Team

                           Vincent C. Dupont; since  Senior Vice President of
                           2012; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

                           John H. Fogarty; since    See above.
                           2012; Senior Vice
                           President of the Adviser

                           Karen A. Sesin; since     Senior Vice President of
                           May 2017; Senior Vice     the Adviser, with which
                           President of the Adviser  she has been associated
                                                     in a substantially
                                                     similar capacity to her
                                                     current position since
                                                     prior to 2012.

 AB VPS Balanced Wealth    Daniel J. Loewy; since    Senior Vice President of
 Strategy Portfolio        2013; Senior Vice         the Adviser, with which
 Multi-Asset Solutions     President of the Adviser  he has been associated
 Team                                                in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

                           Christopher H. Nikolich;  Senior Vice President of
                           since 2004; Senior Vice   the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

                           Vadim Zlotnikov; since    Senior Vice President of
                           2013; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

 AB VPS Dynamic Asset      Brian T. Brugman; since   Senior Vice President of
 Allocation Portfolio      2016; Senior Vice         the Adviser, with which
 Dynamic Asset Allocation  President of the Adviser  he has been associated
 Team                                                in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

                           Daniel J. Loewy; since    See above.
                           2011; Senior Vice
                           President of the Adviser

                           Vadim Zlotnikov; since    See above.
                           2013; Senior Vice
                           President of the Adviser

 AB VPS Global Bond        Paul J. DeNoon; since     Senior Vice President of
 Portfolio                 2015; Senior Vice         the Adviser, with which
 Global Fixed Income       President of the Adviser  he has been associated
 Investment Team                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

                           Scott A. DiMaggio; since  Senior Vice President of
                           2015; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

                           Douglas J. Peebles;       See above.
                           since 2015; Senior Vice
                           President of the Adviser

                           Matthew S. Sheridan;      Senior Vice President of
                           since 2015; Senior Vice   the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.

 AB VPS Global Risk        Daniel J. Loewy; since    See above.
 Allocation--Moderate      2016; Senior Vice
 Portfolio                 President of the Adviser
 Quantitative Investment
 Team

                           Leon Zhu; since 2015;     Senior Vice President of
                           Senior Vice President of  the Adviser, with which
                           the Adviser               he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2012.




The Portfolios' SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Portfolios.

PERFORMANCE OF SIMILARLY MANAGED ACCOUNTS
PERFORMANCE OF EQUITY AND FIXED-INCOME INVESTMENT TEAMS
Certain of the investment teams employed by the Adviser in managing the AB VPS BALANCED WEALTH STRATEGY PORTFOLIO have experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Equity and Fixed-Income Historical Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies as those applicable to the portions of the AB VPS BALANCED WEALTH STRATEGY PORTFOLIO they manage. The Equity and Fixed-Income Historical Accounts that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which the AB VPS BALANCED WEALTH STRATEGY PORTFOLIO, as a registered investment company, is subject and which, if applicable to the Equity and Fixed-Income Historical Accounts, may have adversely affected the performance of the Equity and Fixed-Income Historical Accounts.


Set forth below is performance data provided by the Adviser relating to the Equity and Fixed-Income Historical Accounts managed by investment teams that manage the AB VPS BALANCED WEALTH STRATEGY PORTFOLIO'S assets. Performance data is shown for the period during which the relevant investment team of the Adviser managed the Equity and Fixed-Income Historical Accounts through December 31, 2016. The aggregate assets for the Equity and Fixed-Income Historical Accounts managed by each investment team as of December 31, 2016 are also shown. Each of an investment team's Equity and Fixed-Income Historical Accounts has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions) charged to the Equity and Fixed-Income Historical Accounts, calculated on a monthly basis. The data has not been adjusted to reflect any fees that will be payable by the AB VPS BALANCED WEALTH STRATEGY PORTFOLIO, which may be higher than the fees imposed on the Equity and Fixed-Income Historical Accounts, and will reduce the returns of the AB VPS BALANCED WEALTH STRATEGY PORTFOLIO. The data has not been adjusted to reflect the fees imposed by insurance company separate accounts in connection with variable products that invest in the AB VPS BALANCED WEALTH STRATEGY PORTFOLIO. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Adviser has calculated the investment performance of the Equity and Fixed-Income Historical Accounts on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for US Large Cap Value, International Large Cap Value and International Large Cap Growth accounts has been determined on an equal-weighted basis for periods prior to January 1, 2003 and on an asset-weighted basis for periods subsequent thereto. Composite investment performance for all other accounts has been determined on an asset-weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Equity and Fixed-Income Historical Accounts may produce different results, and the results for different periods may vary.

To the extent an investment team utilizes investment techniques such as futures contracts or options, the indices shown may not be substantially comparable to the performance of the investment team's Equity and Fixed-Income Historical Accounts. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees. If an investment team were to purchase a portfolio of securities substantially identical to the securities comprising the relevant index, the performance of the portion of the AB VPS BALANCED WEALTH STRATEGY PORTFOLIO managed by that investment team relative to the index would be reduced by the AB VPS BALANCED WEALTH STRATEGY PORTFOLIO'S expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on the AB VPS BALANCED WEALTH STRATEGY PORTFOLIO'S Contractholders of income taxes.

The following performance data is provided solely to illustrate each investment team's performance in managing the Equity and Fixed-Income Historical Accounts as measured against certain broad-based market indices.

These indices are described in the "Glossary" below except for the FTSE EPRA/NAREIT Developed Global Real Estate Index ("FTSE EPRA/NAREIT Developed Index"). FTSE EPRA/NAREIT Developed Index is a free-floating, market capitalization weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks worldwide. The index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets.

The performance of the AB VPS BALANCED WEALTH STRATEGY PORTFOLIO will be affected both by the performance of each investment team managing a portion of the AB VPS BALANCED WEALTH STRATEGY PORTFOLIO'S assets and by the Adviser's allocation of the AB VPS BALANCED WEALTH STRATEGY PORTFOLIO'S portfolio among its various investment teams. If some or all of the investment teams employed by the Adviser in managing the AB VPS BALANCED WEALTH STRATEGY PORTFOLIO were to perform relatively poorly, and/or if the Adviser were to allocate more of the AB VPS BALANCED WEALTH STRATEGY PORTFOLIO'S portfolio to relatively poorly performing investment teams, the performance of the AB VPS BALANCED WEALTH STRATEGY PORTFOLIO would suffer. Investors should not rely on the performance data of the Equity and Fixed-Income Historical Accounts as an indication of future performance of all or any portion of the AB VPS BALANCED WEALTH STRATEGY PORTFOLIO.

The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the Commission that will be used to calculate the AB VPS BALANCED WEALTH STRATEGY PORTFOLIO'S performance. The use of methodology different from that used to calculate performance could result in different performance data.

EQUITY AND FIXED-INCOME HISTORICAL ACCOUNTS
--------------------------------------------------------------------------------

NET OF FEES PERFORMANCE

For periods ended December 31, 2016, with their Aggregate Assets as of December 31, 2016:



INVESTMENT TEAMS AND                             ASSETS                                       SINCE   INCEPTION
BENCHMARKS                                    (IN MILLIONS) 1 YEAR 3 YEARS 5 YEARS 10 YEARS INCEPTION   DATES
----------------------------------------------------------------------------------------------------------------
EQUITY
----------------------------------------------------------------------------------------------------------------
US Large Cap Growth                             $7,395.79    2.85%  9.23%  15.74%    7.66%   12.77%*  12/31/1977
Russell 1000 Growth Index                                    7.08%  8.55%  14.50%    8.33%      N/A
----------------------------------------------------------------------------------------------------------------
US Large Cap Value                              $  585.74   13.80%  6.32%  13.67%    3.60%    6.20%    3/31/1999
Russell 1000 Value Index                                    17.34%  8.59%  14.80%    5.72%    6.63%
----------------------------------------------------------------------------------------------------------------
International Large Cap Growth                  $  546.07   -5.51% -2.68%   4.23%   -2.53%    4.00%   12/31/1990
MSCI EAFE Index                                              1.00% -1.60%   6.53%    0.75%    5.22%
----------------------------------------------------------------------------------------------------------------
International Large Cap Value                   $1,775.33   -0.11% -0.71%   6.38%   -2.71%    4.87%    3/31/2001
MSCI EAFE Index                                              1.00% -1.60%   6.53%    0.75%    4.40%
----------------------------------------------------------------------------------------------------------------
Global Real Estate                              $1,069.28    3.62%  5.99%  10.41%    2.62%    9.20%    9/30/2003
FTSE EPRA/NAREIT Developed Index#                            4.06%  5.90%   9.48%    1.48%    8.40%
----------------------------------------------------------------------------------------------------------------
FIXED INCOME
----------------------------------------------------------------------------------------------------------------
Intermediate Duration Bonds                     $  149.91    2.88%  2.98%   2.39%    4.36%    6.16%   12/31/1986
Bloomberg Barclays U.S. Aggregate Bond Index                 2.65%  3.03%   2.23%    4.34%    6.34%
----------------------------------------------------------------------------------------------------------------



*The inception date for the Russell 1000 Growth Index was December 31, 1978;
 the total returns for the US Large Cap Growth Strategy and that benchmark for that date through December 31, 2016 were 12.75% and 10.94%, respectively.

#FTSE EPRA/NAREIT Dev. Real Estate NET (3/1/2005-P)/FTSE EPRA/NAREIT Dev. Real
 Estate Gross (I-2/28/2005) Unhedged to USD.


PERFORMANCE OF SIMILARLY MANAGED FUND
The investment team employed by the Adviser to manage the AB VPS GLOBAL BOND PORTFOLIO has substantial experience in managing another registered investment company (the "Similarly Managed Fund") that has substantially the same investment objective and policies and is managed in accordance with substantially similar investment strategies as the Portfolio.


Set forth below is performance data provided by the Adviser relating to the Similarly Managed Fund. Performance data is shown for the period during which the Similarly Managed Fund was managed in a substantially similar manner as the Portfolio through December 31, 2016. The net assets of the Similarly Managed Fund as of December 31, 2016 were approximately $6.01 billion. While the Portfolio and the Similarly Managed Fund have substantially the same investment objectives and substantially similar investment strategies, the actual investments of the Portfolio and Similarly Managed Account may differ, especially for a period of time after the Portfolio's inception. During this initial period, the Portfolio may gain up to approximately 50% of its exposure to fixed-income securities through investment in the Similarly Managed Fund, and the remainder of the Portfolio's assets may be invested in securities and derivatives different from those held by the Similarly Managed Fund.


The performance data is net of all fees and expenses borne by the Advisor Class shares of the Similarly Managed Fund, including investment advisory fees and portfolio transaction costs. Advisor Class shares do not bear any distribution fees under a plan under Commission Rule 12b-1, and the performance data for a class of shares that does bear such distribution fees would be lower than that shown below. The data also has not been adjusted to reflect the fees and expenses that will be payable by the Portfolio, which may be higher than the fees and expenses of the Advisor Class shares of the Similarly Managed Fund. Therefore, the deduction of the fees imposed on the Similarly Managed Fund may result in higher performance returns that would be shown if the fees and expenses of the Portfolio had been deducted. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.


The Bloomberg Barclays Global Aggregate Bond Index (U.S. hedged) is used by the Portfolio and its Similarly Managed Fund for purposes of this example as a benchmark to measure its relative performance. The Bloomberg Barclays Global Aggregate Bond Index is a broad-based index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

To the extent the investment team utilizes investment techniques such as swaps, futures contracts, forwards or options, the performance of the Bloomberg Barclays Global Aggregate Bond Index may not be substantially comparable to the performance of the Similarly Managed Fund.


The performance data below is provided solely to illustrate the investment team's performance in managing the Similarly Managed Fund as measured against a broad-based market index. The performance of the Portfolio will be affected by the performance of the investment team managing the Portfolio's assets. If the investment team were to perform relatively poorly, the performance of the Portfolio would suffer. Investors should not rely on the performance data of the Similarly Managed Fund as an indication of future performance of the Portfolio.

The investment performance for the periods presented may not be indicative of future rates of return. While the performance was calculated pursuant to the methodology established by the Commission that will be used to calculate the Portfolio's performance, the use of a different methodology could result in different performance data.

SIMILARLY MANAGED FUND - SCHEDULE OF HISTORICAL PERFORMANCE*


                                                BLOOMBERG
                         AB VPS GLOBAL BOND  BARCLAYS GLOBAL
                         PORTFOLIO SIMILARLY    AGGREGATE
                            MANAGED FUND       BOND INDEX
                           TOTAL RETURN**     (U.S. HEDGED)
------------------------------------------------------------
Year Ended December 31:
2016                             5.77%             3.95%
2015                             0.66%             1.02%
2014                             7.37%             7.59%
2013                            -1.87%            -0.14%
2012                             7.35%             5.72%
2011                             4.75%             5.40%
2010                             9.72%             4.61%
2009                            24.49%             5.09%
2008                           -10.57%             5.58%


                                                               BLOOMBERG
                                        AB VPS GLOBAL BOND  BARCLAYS GLOBAL
                                        PORTFOLIO SIMILARLY    AGGREGATE
                                           MANAGED FUND       BOND INDEX
                                          TOTAL RETURN**     (U.S. HEDGED)
---------------------------------------------------------------------------
Period from November 5, 2007 until
 December 31, 2007                              0.54%             1.00%
Cumulative total return for the period
 from November 5, 2007 (inception
 of Similarly Managed Fund) to
 December 31, 2016***                          54.90%            47.37%



AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016*



                                                               SINCE
                                     1 YEAR 3 YEARS 5 YEARS INCEPTION***
------------------------------------------------------------------------
AB VPS GLOBAL BOND PORTFOLIO
Similarly Managed Fund**              5.77%  4.56%   3.79%      4.90%
Bloomberg Barclays Global Aggregate
 Bond Index (U.S. hedged)             3.95%  4.15%   3.59%      4.32%




* Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of presentation of this data is described in the preceding discussion.

** Net of fees and expenses of Advisor Class shares of Similarly Managed Fund.

***Inception date of similar management of the Similarly Managed Fund is November 5, 2007.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

The Portfolios declare dividends on their shares at least annually. The income and capital gains distributions are expected to be made in shares of each Portfolio.

See the prospectus of the separate account of the Insurer for federal income tax information.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain requirements are met, a Portfolio may "pass-through" to its Contractholders credits or deductions to foreign income taxes paid. Non-U.S. investors may not be able to credit or deduct such foreign taxes.

GLOSSARY
--------------------------------------------------------------------------------

BONDS are interest-bearing or discounted government or corporate securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specified intervals, and to repay the principal amount of the loan at maturity.

FIXED-INCOME SECURITIES are investments, such as bonds or other debt securities or preferred stocks, that pay a fixed rate of return.


The BOFA MERRILL LYNCH 3-MONTH T-BILL INDEX is an unmanaged index that measures returns of three-month Treasury bills.

BLOOMBERG BARCLAYS GLOBAL AGGREGATE BOND INDEX is a broad-based index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

The BLOOMBERG BARCLAYS GLOBAL G7 TREASURY INDEX tracks fixed-rate local currency government debt of investment-grade G7 countries.

BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX provides a measure of the performance of the U.S. Dollar-denominated, investment grade bond market, which includes U.S. Government bonds, corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly for sale in the United States.

The BLOOMBERG BARCLAYS U.S. TREASURY INDEX represents the performance of U.S. Treasuries within the U.S. Government fixed-income market.


FTSE NAREIT EQUITY REIT INDEX is an index of publicly traded REITs that own commercial property.


HEDGE FUND RESEARCH, INC. GLOBAL HEDGE FUND INDEX is comprised of funds representing all main hedge fund strategies and designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies including, but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.


MSCI AC WORLD INDEX is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

MSCI EAFE (EUROPE, AUSTRALASIA, FAR EAST) INDEX is a free float-adjusted market capitalization index that is designed to measure the equity performance of developed markets excluding the United States and Canada.

MSCI WORLD INDEX is a free float-adjusted market capitalization weighted index that is designed to measure developed-market equity performance throughout the world.

RUSSELL 1000(R) GROWTH INDEX measures the performance of the large-capitalization growth segment of the U.S. equity universe. It includes those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000(R) VALUE INDEX measures the performance of the large-capitalization value segment of the U.S. equity universe. It includes those Russell 1000(R) companies with lower price-to-book ratios and lower expected growth values.

RUSSELL 2000(R) GROWTH INDEX measures the performance of the small-capitalization growth segment of the U.S. equity universe. It includes those Russell 2000(R) companies with higher price-to-value ratios and higher forecasted growth values.

RUSSELL 2500/TM/ INDEX measures the performance of the small- to mid-capitalization segment of the U.S. equity universe, commonly referred to as "smid" capitalization. The Russell 2500/TM/ Index is a subset of the Russell 3000(R) Index. It includes approximately 2,500 of the smallest securities based on a combination of their market capitalization and current index membership.

RUSSELL 2500(R) VALUE INDEX measures the performance of the small- to mid-capitalization value segment of the U.S. equity universe. It includes those Russell 2500(R) companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 3000(R) GROWTH INDEX measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000(R) companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500 INDEX is a stock market index containing the stocks of 500 large-capitalization corporations. Widely regarded as the best single gauge of the U.S. equities market, the S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single share of a class of each Portfolio. The total returns in the table represent the rate that a Contractholder would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total returns in the table do not take into account separate account charges. If separate account charges were included, a Contractholder's return would have been lower. This information has been audited by Ernst & Young LLP, the independent registered public accounting firm for all Portfolios, whose report, along with each Portfolio's financial statements, are included in each Portfolio's annual report to Contractholders, which is available upon request.


AB VPS INTERMEDIATE BOND PORTFOLIO


----------------------------------------------------------------------------------------------------------------
                                                                                   CLASS B
                                                                           YEAR ENDED DECEMBER 31,
                                                                2016       2015      2014      2013      2012
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 10.53    $ 11.26    $ 11.11  $ 12.17    $ 12.41
                                                             -------    -------    -------  -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .25+       .24        .25      .29        .30
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                   .22       (.26)       .43     (.58)       .35#
Contributions from Affiliates                                    -0-        -0-        -0-      -0-        .05#
                                                             -------    -------    -------  -------    -------
Net increase (decrease) in net asset value from operations       .47       (.02)       .68     (.29)       .70
                                                             -------    -------    -------  -------    -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.32)      (.37)      (.37)    (.41)      (.55)
Distributions from net realized gain on investment
 transactions                                                   (.14)      (.34)      (.16)    (.36)      (.39)
                                                             -------    -------    -------  -------    -------
Total dividends and distributions                               (.46)      (.71)      (.53)    (.77)      (.94)
                                                             -------    -------    -------  -------    -------
Net asset value, end of period                               $ 10.54    $ 10.53    $ 11.26  $ 11.11    $ 12.17
                                                             =======    =======    =======  =======    =======
TOTAL RETURN
Total investment return based on net asset value(b)             4.36%*+    (.18)%*    6.22%   (2.34)%*    5.79%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $16,029    $17,681    $19,891  $22,450    $29,363
Ratio to average net assets of:
 Expenses                                                       1.32%      1.21%      1.13%    1.02%       .96%
 Net investment income                                          2.36%+     2.19%      2.21%    2.49%      2.43%
Portfolio turnover rate**                                        156%       230%       262%     217%       116%
----------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

 + For the year ended December 31, 2016 the amount includes a non-recurring refund for overbilling of prior years' custody out of pocket fees as follows:



    NET INVESTMENT INCOME PER SHARE   NET INVESTMENT INCOME RATIO   TOTAL RETURN
    -------------------------------   ---------------------------   ------------
                 $.03                             .28%                  .29%



 # Amount reclassified from realized gain (loss) on investment transactions.

 * Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended December 31, 2016, December 31, 2015, December 31, 2013, and December 31, 2012 by 0.03%, 0.03%, 0.02% and 0.05%,
   respectively.

** The Portfolio accounts for dollar roll transactions as purchases and sales.

AB VPS LARGE CAP GROWTH PORTFOLIO


-----------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS B
                                                                              YEAR ENDED DECEMBER 31,
                                                                  2016         2015       2014       2013       2012
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  47.77       $  47.38   $  41.62   $  30.38   $  26.17
                                                             --------       --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                           (.14)(b)+      (.10)      (.09)      (.13)      (.02)
Net realized and unrealized gain on investment transactions      1.38           5.17       5.85      11.37       4.24
Contributions from Affiliates                                     .00(c)         -0-        -0-        -0-        -0-
                                                             --------       --------   --------   --------   --------
Net increase in net asset value from operations                  1.24           5.07       5.76      11.24       4.22
                                                             --------       --------   --------   --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                              -0-            -0-        -0-        -0-       (.01)
Distributions from net realized gain on investment
 transactions                                                   (5.69)         (4.68)       -0-        -0-        -0-
                                                             --------       --------   --------   --------   --------
Total dividends and distributions                               (5.69)         (4.68)       -0-        -0-       (.01)
                                                             --------       --------   --------   --------   --------
Net asset value, end of period                               $  43.32       $  47.77   $  47.38   $  41.62   $  30.38
                                                             ========       ========   ========   ========   ========
TOTAL RETURN
Total investment return based on net asset value(d)*             2.36%+        10.86%     13.84%     37.00%     16.12%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $202,903       $267,171   $237,452   $230,350   $190,896
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                         1.10%          1.07%      1.08%      1.10%      1.11%
 Expenses, before waivers/reimbursements                         1.10%          1.07%      1.08%      1.10%      1.11%
 Net investment loss                                             (.32)%(b)+     (.21)%     (.21)%     (.36)%     (.07)%
Portfolio turnover rate                                            59%            65%        65%        60%        94%
-----------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Net of expenses waived and reimbursed by the Adviser.

(c)Amount is less than $.005.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

 + For the year ended December 31, 2016 the amount includes a non-recurring refund for overbilling of prior years' custody out of pocket fees as follows:



    NET INVESTMENT INCOME PER SHARE   NET INVESTMENT INCOME RATIO   TOTAL RETURN
    -------------------------------   ---------------------------   ------------
                 $.005                            .01%                  .01%



 * Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended December 31, 2016, December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2012 by 0.01%, 0.09%,
   0.02%, 0.10% and 0.95%, respectively.

AB VPS GROWTH AND INCOME PORTFOLIO


------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS B
                                                                            YEAR ENDED DECEMBER 31,
                                                                 2016        2015      2014      2013      2012
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  29.78      $  29.71  $  27.49  $  20.66  $  17.86
                                                             --------      --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                          .36(b)+       .29       .32       .27       .24
Net realized and unrealized gain on investment transactions      2.79           .14      2.22      6.83      2.83
                                                             --------      --------  --------  --------  --------
Net increase in net asset value from operations                  3.15           .43      2.54      7.10      3.07
                                                             --------      --------  --------  --------  --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.25)         (.36)     (.32)     (.27)     (.27)
Distributions from net realized gain on investment
 transactions                                                   (1.86)          -0-       -0-       -0-       -0-
                                                             --------      --------  --------  --------  --------
Total dividends and distributions                               (2.11)         (.36)     (.32)     (.27)     (.27)
                                                             --------      --------  --------  --------  --------
Net asset value, end of period                               $  30.82      $  29.78  $  29.71  $  27.49  $  20.66
                                                             ========      ========  ========  ========  ========
TOTAL RETURN
Total investment return based on net asset value(c)*            11.07%+        1.43%     9.29%    34.59%    17.24%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $886,666      $646,424  $701,442  $709,257  $764,198
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                          .86%          .85%      .85%      .85%      .85%
 Expenses, before waivers/reimbursements                          .86%          .85%      .85%      .85%      .85%
 Net investment income                                           1.21%(b)+      .96%     1.14%     1.11%     1.23%
Portfolio turnover rate                                           101%           73%       51%       63%       80%
------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Net of expenses waived and reimbursed by the Adviser.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

 + For the year ended December 31, 2016 the amount includes a non-recurring refund for overbilling of prior years' custody out of pocket fees as follows:



    NET INVESTMENT INCOME PER SHARE   NET INVESTMENT INCOME RATIO   TOTAL RETURN
    -------------------------------   ---------------------------   ------------
                 $.002                            .01%                  .01%



 * Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended December 31, 2016, December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2012 by 0.03%, 0.14%,
   0.11%, 0.08% and 0.19%, respectively.

AB VPS GROWTH PORTFOLIO


-----------------------------------------------------------------------------------------------------------------
                                                                                   CLASS B
                                                                           YEAR ENDED DECEMBER 31,
                                                                 2016        2015      2014      2013      2012
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 29.70       $ 33.30   $ 30.08   $ 22.50   $ 19.81
                                                             -------       -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                 (.13)(b)+     (.16)     (.16)     (.09)      .01
Net realized and unrealized gain on investment and foreign
 currency transactions                                           .51          3.08      4.00      7.68      2.68
                                                             -------       -------   -------   -------   -------
Net increase in net asset value from operations                  .38          2.92      3.84      7.59      2.69
                                                             -------       -------   -------   -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             -0-           -0-       -0-      (.01)      -0-
Distributions from net realized gain on investment
 transactions                                                  (3.57)        (6.52)     (.62)      -0-       -0-
                                                             -------       -------   -------   -------   -------
Total dividends and distributions                              (3.57)        (6.52)     (.62)     (.01)      -0-
                                                             -------       -------   -------   -------   -------
Net asset value, end of period                               $ 26.51       $ 29.70   $ 33.30   $ 30.08   $ 22.50
                                                             =======       =======   =======   =======   =======
TOTAL RETURN
Total investment return based on net asset value(c)*             .85%+        8.82%    12.96%    33.72%    13.58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $37,026       $43,383   $46,330   $51,993   $46,948
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                        1.40%         1.34%     1.33%     1.31%     1.31%
 Expenses, before waivers/reimbursements                        1.40%         1.34%     1.33%     1.31%     1.31%
 Net investment income (loss)                                   (.48)%(b)+    (.49)%    (.52)%    (.35)%     .03%
Portfolio turnover rate                                           57%           51%       66%       63%       83%
-----------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Net of expenses waived and reimbursed by the Adviser.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

 + For the year ended December 31, 2016 the amount includes a non-recurring refund for overbilling of prior years' custody out of pocket fees as follows:



    NET INVESTMENT INCOME PER SHARE   NET INVESTMENT INCOME RATIO   TOTAL RETURN
    -------------------------------   ---------------------------   ------------
                 $.015                            .05%                  .05%



 * Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended December 31, 2016, December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2012 by 0.01%,
   0.06%, 0.03%, 0.06% and 0.28%, respectively.

AB VPS INTERNATIONAL GROWTH PORTFOLIO


----------------------------------------------------------------------------------------------------------------
                                                                                   CLASS B
                                                                           YEAR ENDED DECEMBER 31,
                                                                 2016       2015       2014      2013     2012
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 18.39      $ 18.81   $ 19.08    $ 16.96  $ 14.93
                                                             -------      -------   -------    -------  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .07(b)+      .10       .20        .16      .18
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                 (1.37)        (.51)     (.47)      2.09     2.08
Contributions from Affiliates                                    -0-          -0-       .00(c)     -0-      -0-
                                                             -------      -------   -------    -------  -------
Net increase (decrease) in net asset value from operations     (1.30)        (.41)     (.27)      2.25     2.26
                                                             -------      -------   -------    -------  -------
LESS: DIVIDENDS
Dividends from net investment income                             -0-         (.01)      -0-       (.13)    (.23)
                                                             -------      -------   -------    -------  -------
Net asset value, end of period                               $ 17.09      $ 18.39   $ 18.81    $ 19.08  $ 16.96
                                                             =======      =======   =======    =======  =======
TOTAL RETURN
Total investment return based on net asset value(d)            (7.07)%+*    (2.17)%   (1.41)%    13.32%   15.23%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $32,843      $40,566   $47,884    $54,643  $58,694
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                        1.52%        1.36%     1.36%      1.19%    1.22%
 Expenses, before waivers/reimbursements                        1.52%        1.36%     1.36%      1.19%    1.22%
 Net investment income                                           .37%(b)+     .52%     1.02%       .92%    1.11%
Portfolio turnover rate                                           52%          17%       29%        31%      52%
----------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Net of expenses waived and reimbursed by the Adviser.

(c)Amount is less than $.005.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

 + For the year ended December 31, 2016 the amount includes a non-recurring refund for overbilling of prior years' custody out of pocket fees as follows:



    NET INVESTMENT INCOME PER SHARE   NET INVESTMENT INCOME RATIO   TOTAL RETURN
    -------------------------------   ---------------------------   ------------
                 $.04                            0.22%                  0.23%



 * Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the year ended December 31, 2016 by 0.09% respectively.

AB VPS GLOBAL THEMATIC GROWTH PORTFOLIO


---------------------------------------------------------------------------------------------------------------------
                                                                                     CLASS B
                                                                             YEAR ENDED DECEMBER 31,
                                                                 2016        2015       2014        2013       2012
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 21.71       $ 21.15   $ 20.18    $  16.42     $ 14.50
                                                             -------       -------   -------    --------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                 (.02)(b)+     (.04)      .00(c)     (.01)        .09
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                  (.17)          .59       .97        3.77        1.83
Contributions from Affiliates                                    -0-           .01       -0-         -0-         -0-
                                                             -------       -------   -------    --------     -------
Net increase (decrease) in net asset value from operations      (.19)          .56       .97        3.76        1.92
                                                             -------       -------   -------    --------     -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             -0-           -0-       -0-        (.00)(c)     -0-
Tax return of capital                                            -0-           -0-       -0-        (.00)(c)     -0-
                                                             -------       -------   -------    --------     -------
Total dividends and distributions                                -0-           -0-       -0-        (.00)        -0-
                                                             -------       -------   -------    --------     -------
Net asset value, end of period                               $ 21.52       $ 21.71   $ 21.15    $  20.18     $ 16.42
                                                             =======       =======   =======    ========     =======
TOTAL RETURN
Total investment return based on net asset value(d)*            (.87)%+       2.65%     4.81%      22.93%      13.24%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $78,625       $92,298   $96,728    $101,388     $91,864
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                        1.31%         1.26%     1.26%       1.23%       1.24%
 Expenses, before waivers/reimbursements                        1.31%         1.26%     1.26%       1.23%       1.24%
 Net investment income (loss)                                   (.07)%(b)+    (.17)%     .01%       (.06)%       .58%
Portfolio turnover rate                                           54%           47%       48%         96%        152%
---------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Net of fees waived and expenses reimbursed by the Adviser.

(c)Amount is less than $.005.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

 + For the year ended December 31, 2016 the amount includes a non-recurring refund for overbilling of prior years' custody out of pocket fees as follows:



    NET INVESTMENT INCOME PER SHARE   NET INVESTMENT INCOME RATIO   TOTAL RETURN
    -------------------------------   ---------------------------   ------------
                 $.004                           0.02%                  0.02%



 * Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended December 31, 2016, December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2012 by 0.28%, 0.01%,
   0.02%, 0.05% and 0.07%, respectively.

AB VPS SMALL CAP GROWTH PORTFOLIO


--------------------------------------------------------------------------------------------------------------------
                                                                                     CLASS B
                                                                             YEAR ENDED DECEMBER 31,
                                                                 2016         2015       2014      2013      2012
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 16.30       $ 20.00    $ 22.54    $ 18.36   $ 16.61
                                                             -------       -------    -------    -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                          (.15)(b)+     (.22)      (.19)      (.25)     (.16)
Net realized and unrealized gain (loss) on investment
 transactions                                                    .98           .17       (.30)      8.01      2.61
                                                             -------       -------    -------    -------   -------
Net increase (decrease) in net asset value from operations       .83          (.05)      (.49)      7.76      2.45
                                                             -------       -------    -------    -------   -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                  (5.17)        (3.65)     (2.05)     (3.58)     (.70)
                                                             -------       -------    -------    -------   -------
Net asset value, end of period                               $ 11.96       $ 16.30    $ 20.00    $ 22.54   $ 18.36
                                                             =======       =======    =======    =======   =======
TOTAL RETURN
Total investment return based on net asset value(c)             6.22%*+      (1.53)%*   (2.08)%*   45.33%*   14.73%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $15,094       $19,857    $59,763    $38,128   $26,450
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                     1.73%         1.48%      1.34%      1.43%     1.43%
 Expenses, before waivers/reimbursements(d)                     1.74%         1.48%      1.34%      1.43%     1.43%
 Net investment loss                                           (1.08)%(b)+   (1.10)%     (.89)%    (1.21)%    (.89)%
Portfolio turnover rate                                           60%           72%        84%        81%      105%
--------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Net of expenses waived and reimbursed by the Adviser.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)The Portfolio's investments in affiliated underlying portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated underlying portfolios. The Adviser has voluntarily agreed to waive certain acquired fund fees and for the year ended December 31, 2016, such waiver amounted to .01% for the Portfolio.

 * Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended December 31, 2016, December 31, 2015, December 31, 2014 and December 31, 2013 by 0.08%, 0.02%, 0.01% and 0.23%,
   respectively.

 + For the year ended December 31, 2016 the amount includes a non-recurring refund for overbilling of prior years' custody out of pocket fees as follows:



    NET INVESTMENT INCOME PER SHARE   NET INVESTMENT INCOME RATIO   TOTAL RETURN
    -------------------------------   ---------------------------   ------------
                 $.004                           0.03%                  0.03%

AB VPS REAL ESTATE INVESTMENT PORTFOLIO


-------------------------------------------------------------------------------------------------------------
                                                                                 CLASS B
                                                                         YEAR ENDED DECEMBER 31,
                                                                 2016       2015     2014     2013     2012
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  9.14      $ 10.05  $ 11.22  $ 12.28  $ 11.61
                                                             -------      -------  -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .15(b)+      .16      .11      .27      .15
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                   .56         (.11)    2.40      .18     2.20
                                                             -------      -------  -------  -------  -------
Net increase in net asset value from operations                  .71          .05     2.51      .45     2.35
                                                             -------      -------  -------  -------  -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.13)        (.13)    (.34)    (.16)    (.11)
Distributions from net realized gain on investment
 transactions                                                   (.45)        (.83)   (3.34)   (1.35)   (1.57)
                                                             -------      -------  -------  -------  -------
Total dividends and distributions                               (.58)        (.96)   (3.68)   (1.51)   (1.68)
                                                             -------      -------  -------  -------  -------
Net asset value, end of period                               $  9.27      $  9.14  $ 10.05  $ 11.22  $ 12.28
                                                             =======      =======  =======  =======  =======
TOTAL RETURN
Total investment return based on net asset value(c)             7.38%+        .66%   24.96%    3.97%   20.83%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $17,617      $13,888  $13,301  $12,394  $13,568
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                        1.34%        1.33%    1.33%    1.15%    1.10%
 Expenses, before waivers/reimbursements                        1.34%        1.33%    1.33%    1.15%    1.10%
 Net investment income                                          1.56%(b)+    1.67%    1.03%    2.13%    1.19%
Portfolio turnover rate                                           77%          67%      67%      98%     110%
-------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Net of expenses waived and reimbursed by the Adviser.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

 + For the year ended December 31, 2016 the amount includes a non-recurring refund for overbilling of prior years' custody out of pocket fees as follows:



    NET INVESTMENT INCOME PER SHARE   NET INVESTMENT INCOME RATIO   TOTAL RETURN
    -------------------------------   ---------------------------   ------------
                 $.002                            .02%                  .02%

AB VPS INTERNATIONAL VALUE PORTFOLIO


---------------------------------------------------------------------------------------------------------
                                                                               CLASS B
                                                                       YEAR ENDED DECEMBER 31,
                                                                2016      2015     2014    2013    2012
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $13.41      $13.41  $14.86   $12.84  $11.40
                                                             ------      ------  ------   ------  ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                        .27(b)+     .26     .45      .30     .32
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                 (.38)        .06   (1.40)    2.56    1.29
                                                             ------      ------  ------   ------  ------
Net increase (decrease) in net asset value from operations     (.11)        .32    (.95)    2.86    1.61
                                                             ------      ------  ------   ------  ------
LESS: DIVIDENDS
Dividends from net investment income                           (.14)       (.32)   (.50)    (.84)   (.17)
                                                             ------      ------  ------   ------  ------
Total dividends                                                (.14)       (.32)   (.50)    (.84)   (.17)
                                                             ------      ------  ------   ------  ------
Net asset value, end of period                               $13.16      $13.41  $13.41   $14.86  $12.84
                                                             ======      ======  ======   ======  ======
TOTAL RETURN
Total investment return based on net asset value(c)            (.80)%+*    2.40%  (6.46)%  22.73%  14.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000,000's omitted)                $  460      $  551  $  616   $  744  $1,058
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                       1.11%       1.10%   1.10%    1.07%   1.06%
 Expenses, before waivers/reimbursements                       1.11%       1.10%   1.10%    1.07%   1.06%
 Net investment income                                         2.04%(b)+   1.85%   3.06%    2.20%   2.70%
Portfolio turnover rate                                          64%         74%     64%      59%     41%
---------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Net of expenses waived and reimbursed by the Adviser.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

 + For the year ended December 31, 2016 the amount includes a non-recurring refund for overbilling of prior years' custody out of pocket fees as follows:



    NET INVESTMENT INCOME PER SHARE   NET INVESTMENT INCOME RATIO   TOTAL RETURN
    -------------------------------   ---------------------------   ------------
                 $.002                           0.01%                  0.01%



 * Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the year ended December 31, 2016 by 0.07% respectively.

AB VPS SMALL/MID CAP VALUE PORTFOLIO


--------------------------------------------------------------------------------------------------------------------
                                                                                     CLASS B
                                                                             YEAR ENDED DECEMBER 31,
                                                                 2016         2015      2014       2013      2012
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  17.15      $  21.79   $  22.74  $  17.58   $  15.38
                                                             --------      --------   --------  --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                          .05(b)+       .06        .11       .11        .08
Net realized and unrealized gain (loss) on
 investment transactions                                         4.06         (1.09)      1.81      6.36       2.71
                                                             --------      --------   --------  --------   --------
Net increase (decrease) in net asset value from operations       4.11         (1.03)      1.92      6.47       2.79
                                                             --------      --------   --------  --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.06)         (.12)      (.11)     (.09)      (.05)
Distributions from net realized gain on investment
 transactions                                                   (1.08)        (3.49)     (2.76)    (1.22)      (.54)
                                                             --------      --------   --------  --------   --------
Total dividends and distributions                               (1.14)        (3.61)     (2.87)    (1.31)      (.59)
                                                             --------      --------   --------  --------   --------
Net asset value, end of period                               $  20.12      $  17.15   $  21.79  $  22.74   $  17.58
                                                             ========      ========   ========  ========   ========
TOTAL RETURN
Total investment return based on net asset value(c)             24.79%+       (5.69)%     8.95%    37.63%*    18.47%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $455,422      $386,875   $447,378  $472,677   $347,784
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                      1.07%         1.07%      1.07%     1.06%      1.07%
 Expenses, before waivers/reimbursements(d)                      1.08%         1.07%      1.07%     1.06%      1.07%
 Net investment income                                            .28%(b)+      .31%       .49%      .51%       .51%
Portfolio turnover rate                                            57%           42%        45%       56%        50%
--------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Net of expenses waived and reimbursed by the Adviser.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)The Portfolio's investments in affiliated underlying portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated underlying portfolios. The Adviser has voluntarily agreed to waive certain acquired fund fees and for the year ended December 31, 2016, such waiver amounted to less than .005% for the Portfolio.

 + For the year ended December 31, 2016 the amount includes a non-recurring refund for overbilling of prior years' custody out of pocket fees as follows:



    NET INVESTMENT INCOME PER SHARE   NET INVESTMENT INCOME RATIO   TOTAL RETURN
    -------------------------------   ---------------------------   ------------
                 $.001                           .003%                  .003%



 * Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the year ended December 31, 2013 by 0.01%.

AB VPS VALUE PORTFOLIO


--------------------------------------------------------------------------------------------------------------------
                                                                                     CLASS B
                                                                             YEAR ENDED DECEMBER 31,
                                                                 2016        2015       2014       2013      2012
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 14.00      $ 15.37    $  14.10   $  10.54   $   9.28
                                                             -------      -------    --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .15(b)+      .17         .22        .16        .17
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                  1.42        (1.25)       1.29       3.66       1.26
                                                             -------      -------    --------   --------   --------
Net increase (decrease) in net asset value from operations      1.57        (1.08)       1.51       3.82       1.43
                                                             -------      -------    --------   --------   --------
LESS: DIVIDENDS
Dividends from net investment income                            (.21)        (.29)       (.24)      (.26)      (.17)
                                                             -------      -------    --------   --------   --------
Net asset value, end of period                               $ 15.36      $ 14.00    $  15.37   $  14.10   $  10.54
                                                             =======      =======    ========   ========   ========
TOTAL RETURN
Total investment return based on net asset value(c)            11.29%*+     (7.17)%*    10.77%*    36.49%*    15.54%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $79,746      $85,064    $112,143   $132,271   $157,920
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                     1.13%        1.06%       1.04%       .98%       .97%
 Expenses, before waivers/reimbursements(d)                     1.14%        1.06%       1.04%       .98%       .97%
 Net investment income                                          1.06%(b)+    1.14%       1.51%      1.28%      1.72%
Portfolio turnover rate                                           68%          83%         42%        44%        40%
--------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Net of expenses waived and reimbursed by the Adviser.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)The Portfolio's investments in affiliated underlying portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated underlying portfolios. The Adviser has voluntarily agreed to waive certain acquired fund fees and for the year ended December 31, 2016, such waiver amounted to less than .005% for the Portfolio.

 + For the year ended December 31, 2016 the amount includes a non-recurring refund for overbilling of prior years' custody out of pocket fees as follows:



    NET INVESTMENT INCOME PER SHARE   NET INVESTMENT INCOME RATIO   TOTAL RETURN
    -------------------------------   ---------------------------   ------------
                 $.003                           0.02%                  0.02%



 * Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended December 31, 2016, December 31, 2015, December 31, 2014 and December 31, 2013 by 0.02%, 0.17%, 0.04% and 0.07%,
   respectively.

AB VPS BALANCED WEALTH STRATEGY PORTFOLIO


----------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS B
                                                                              YEAR ENDED DECEMBER 31,
                                                                  2016         2015       2014       2013      2012
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  10.87       $  12.05   $  13.65    $  12.01  $  10.80
                                                             --------       --------   --------    --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                          .16(b)++       .17        .22         .19       .19
Net realized and unrealized gain on investment and foreign
 currency transactions                                            .33            .01+       .71        1.74      1.24
Contributions from Affiliates                                     .00(c)         -0-        .00(c)      -0-       -0-
                                                             --------       --------   --------    --------  --------
Net increase in net asset value from operations                   .49            .18        .93        1.93      1.43
                                                             --------       --------   --------    --------  --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.20)          (.24)      (.34)       (.29)     (.22)
Distributions from net realized gain on investment and
 foreign currency transactions                                   (.74)         (1.12)     (2.19)        -0-       -0-
                                                             --------       --------   --------    --------  --------
Total dividends and distributions                                (.94)         (1.36)     (2.53)       (.29)     (.22)
                                                             --------       --------   --------    --------  --------
Net asset value, end of period                               $  10.42       $  10.87   $  12.05    $  13.65  $  12.01
                                                             ========       ========   ========    ========  ========
TOTAL RETURN
Total investment return based on net asset value(d)              4.44%++        1.29%*     7.11%*     16.27%    13.38%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $272,733       $298,233   $328,363    $351,355  $508,141
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                          .98%           .95%       .96%        .90%      .90%
 Expenses, before waivers/reimbursements                          .98%           .95%       .96%        .90%      .90%
 Net investment income                                           1.49%(b)++     1.46%      1.71%       1.49%     1.67%
Portfolio turnover rate**                                         106%           132%       114%        117%       90%
----------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Net of expenses waived and reimbursed by the Adviser.

(c)Amount is less than $.005.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

+ Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio's change in net realized and unrealized gain (loss) on investment transactions for the period.

++For the year ended December 31, 2016 the amount includes a non-recurring refund for overbilling of prior years' custody out of pocket fees as follows:



    NET INVESTMENT INCOME PER SHARE   NET INVESTMENT INCOME RATIO   TOTAL RETURN
    -------------------------------   ---------------------------   ------------
                 $.001                            .01%                  .01%



 * Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended December 31, 2015 and December 31, 2014 by 0.03% and 0.01%, respectively.

** The Portfolio accounts for dollar roll transactions as purchases and sales.

AB VPS DYNAMIC ASSET ALLOCATION PORTFOLIO


----------------------------------------------------------------------------------------------------------------------------
                                                                                         CLASS B
                                                                                 YEAR ENDED DECEMBER 31,
                                                                 2016         2015        2014         2013         2012
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  11.26      $  11.68   $  11.68     $  10.49     $   9.74
                                                             --------      --------   --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                          .10(b)+       .05        .05(b)       .01(b)       .01(b)
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                    .27          (.19)       .45         1.25          .76
                                                             --------      --------   --------     --------     --------
Net increase (decrease) in net asset value from operations        .37          (.14)       .50         1.26          .77
                                                             --------      --------   --------     --------     --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.07)         (.08)      (.05)        (.03)        (.01)
Distributions from net realized gain on investment
 transactions                                                    (.00)(c)      (.20)      (.45)        (.04)        (.01)
                                                             --------      --------   --------     --------     --------
Total dividends and distributions                                (.07)         (.28)      (.50)        (.07)        (.02)
                                                             --------      --------   --------     --------     --------
Net asset value, end of period                               $  11.56      $  11.26   $  11.68     $  11.68     $  10.49
                                                             ========      ========   ========     ========     ========
TOTAL RETURN
Total investment return based on net asset value(d)              3.37%+       (1.30)%     4.21%       12.04%        7.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $558,725      $511,164   $481,600     $387,519     $220,663
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                      1.05%         1.08%      1.10%        1.10%        1.10%
 Expenses, before waivers/reimbursements(e)                      1.07%         1.08%      1.10%        1.14%        1.29%
 Net investment income                                            .89%(b)+      .43%       .44%(b)      .05%(b)      .12%(b)
Portfolio turnover rate                                            64%           93%        53%          52%          51%
----------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Net of fees waived and expenses reimbursed by the Adviser.

(c)Amount is less than $.005.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)The Portfolio's investments in affiliated underlying portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated underlying portfolios. The Adviser has voluntarily agreed to waive certain acquired fund fees and for the year ended December 31, 2016, such waiver amounted to .02% annualized for the Portfolio.

 + For the year ended December 31, 2016 the amount includes a non-recurring refund for overbilling of prior years' custody out of pocket fees as follows:



    NET INVESTMENT INCOME PER SHARE   NET INVESTMENT INCOME RATIO   TOTAL RETURN
    -------------------------------   ---------------------------   ------------
                $.00005                          .0004%                .0004%

AB VPS GLOBAL BOND PORTFOLIO


------------------------------------------------------------------------------------------------
                                                                                CLASS B
                                                                                     APRIL 29,
                                                                        YEAR ENDED   2015(a) TO
                                                                       DECEMBER 31, DECEMBER 31,
                                                                           2016         2015
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $ 9.94       $10.00
                                                                          ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                  .20          .17
Net realized and unrealized gain (loss) on investment transactions
 and foreign currency transactions                                           .32         (.23)
                                                                          ------       ------
Net increase (decrease) in net asset value from operations                   .52         (.06)
                                                                          ------       ------
LESS: DIVIDENDS
Dividends from net investment income                                        (.28)         -0-
                                                                          ------       ------
Net asset value, end of period                                            $10.18       $ 9.94
                                                                          ======       ======
TOTAL RETURN
Total investment return based on net asset value(d)                         5.17%        (.60)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                 $   14       $   11
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                                  .63%         .64%^
 Expenses, before waivers/reimbursements(e)                                 3.38%        3.90%^
 Net investment income(c)                                                   1.94%        2.55%^
Portfolio turnover rate                                                       38%          62%
------------------------------------------------------------------------------------------------



(a)Commencement of operations.

(b)Based on average shares outstanding.

(c)Net of fees and expenses waived/reimbursed by the Adviser.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)The Portfolio's investments in affiliated underlying portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated underlying portfolios. The Adviser has agreed to waive certain acquired fund fees and for the years ended December 31, 2016 and December 31, 2015, such waivers amounted to .26% and .26%, respectively for the Portfolio.

 ^ Annualized.

AB VPS GLOBAL RISK ALLOCATION--MODERATE PORTFOLIO


------------------------------------------------------------------------------------------------
                                                                                CLASS B
                                                                                     APRIL 28,
                                                                        YEAR ENDED   2015(a) TO
                                                                       DECEMBER 31, DECEMBER 31,
                                                                           2016         2015
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $  9.39      $ 10.00
                                                                         -------      -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                  .02          .01
Net realized and unrealized gain (loss) on investment transactions
 and foreign currency transactions                                           .37         (.62)
                                                                         -------      -------
Net increase (decrease) in net asset value from operations                   .39         (.61)
                                                                         -------      -------
LESS: DIVIDENDS
Dividends from net investment income                                        (.03)         -0-
                                                                         -------      -------
Net asset value, end of period                                           $  9.75      $  9.39
                                                                         =======      =======
TOTAL RETURN
Total investment return based on net asset value(d)                         4.24%       (6.20)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                $79,298      $51,115
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                                  .88%         .94%^
 Expenses, before waivers/reimbursements(e)                                 1.33%        1.62%^
 Net investment income(c)                                                    .24%         .19%^
Portfolio turnover rate                                                       79%         111%
------------------------------------------------------------------------------------------------



(a)Commencement of operations.

(b)Based on average shares outstanding.

(c)Net of fees waived and expenses reimbursed by the Adviser.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)The Portfolio's investments in affiliated/unaffiliated underlying portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated/unaffiliated underlying portfolios. The Adviser has agreed to waive certain affiliated/unaffiliated acquired fund fees and for the year ended December 31, 2016 and the period ended December 31, 2015, such waivers amounted to .12% and .06%, respectively, for the Portfolio.

 ^ Annualized.

AB VPS MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO


------------------------------------------------------------------------------------------------
                                                                                CLASS B
                                                                                    DECEMBER 16,
                                                                        YEAR ENDED   2015(a) TO
                                                                       DECEMBER 31, DECEMBER 31,
                                                                           2016         2015
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $ 9.95       $10.00
                                                                          ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                  .04          .05
Net realized and unrealized gain (loss) on investment transactions           .12         (.10)
                                                                          ------       ------
Net increase (decrease) in net asset value from operations                   .16         (.05)
                                                                          ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                        (.04)         -0-
Distributions from net realized gain on investment transactions             (.02)         -0-
                                                                          ------       ------
Total dividends and distributions                                           (.06)         -0-
                                                                          ------       ------
Net asset value, end of period                                            $10.05       $ 9.95
                                                                          ======       ======
TOTAL RETURN
Total investment return based on net asset value(d)                         1.65%        (.50)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                 $   10       $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                                  .64%         .64%^
 Expenses, before waivers/reimbursements(e)                                27.86%       85.78%^
 Net investment income(c)                                                    .45%       11.32%^
Portfolio turnover rate                                                        0%           0%
------------------------------------------------------------------------------------------------



(a)Commencement of operations.

(b)Based on average shares outstanding.

(c)Net of fees and expenses waived/reimbursed by the Adviser.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)Expense ratios do not include expenses of the affiliated/unaffiliated Underlying Portfolios in which the Portfolio invests. For the year ended December 31, 2016 , and the period ended December 31, 2015 the estimated acquired fund fees (excluding interest expense, taxes, extraordinary expenses, expenses associated with securities sold short, and brokerage commissions and other transaction costs) of the affiliated/unaffiliated Underlying Portfolios in which the Portfolio invests were 1.76% and 1.76%, respectively, for the Portfolio.

 ^ Annualized.

APPENDIX A
--------------------------------------------------------------------------------

BOND RATINGS
MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")
Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


S&P GLOBAL RATINGS ("S&P")

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

FITCH RATINGS ("FITCH")
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.


Defaulted obligations are typically rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant considerations. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.


Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category or in categories below B.

APPENDIX B
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------


The following supplemental hypothetical investment information provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Portfolios" in this Prospectus about the effect of a Portfolio's expenses, including investment advisory fees and other Portfolio costs, on the Portfolio's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class B shares of the Portfolio assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Portfolio is the same as stated under "Fees and Expenses of the Portfolios". There are additional fees and expenses associated with variable products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly affect expenses. These fees and expenses are not reflected in the following expense information. Your actual expenses may be higher or lower.

AB VPS INTERMEDIATE BOND PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  138.60    $10,361.40
   2             10,361.40      518.07    10,879.47     143.61     10,735.86
   3             10,735.86      536.79    11,272.65     148.80     11,123.85
   4             11,123.85      556.19    11,680.04     154.18     11,525.86
   5             11,525.86      576.29    12,102.15     159.75     11,942.40
   6             11,942.40      597.12    12,539.52     165.52     12,374.00
   7             12,374.00      618.70    12,992.70     171.50     12,821.20
   8             12,821.20      641.06    13,462.26     177.70     13,284.56
   9             13,284.56      664.23    13,948.79     184.12     13,764.67
   10            13,764.67      688.23    14,452.90     190.78     14,262.12
   --------------------------------------------------------------------------
   Cumulative                $5,896.68               $1,634.56



AB VPS LARGE CAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $   99.75    $10,400.25
   2             10,400.25      520.01    10,920.26     103.74     10,816.52
   3             10,816.52      540.83    11,357.35     107.89     11,249.46
   4             11,249.46      562.47    11,811.93     112.21     11,699.72
   5             11,699.72      584.99    12,284.71     116.70     12,168.01
   6             12,168.01      608.40    12,776.41     121.38     12,655.03
   7             12,655.03      632.75    13,287.78     126.23     13,161.55
   8             13,161.55      658.08    13,819.63     131.29     13,688.34
   9             13,688.34      684.42    14,372.76     136.54     14,236.22
   10            14,236.22      711.81    14,948.03     142.01     14,806.02
   --------------------------------------------------------------------------
   Cumulative                $6,003.76               $1,197.74



AB VPS GROWTH AND INCOME PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $   90.30    $10,409.70
   2             10,409.70      520.49    10,930.19      94.00     10,836.19
   3             10,836.19      541.81    11,378.00      97.85     11,280.15
   4             11,280.15      564.01    11,844.16     101.86     11,742.30
   5             11,742.30      587.12    12,329.42     106.03     12,223.39
   6             12,223.39      611.17    12,834.56     110.38     12,724.18
   7             12,724.18      636.21    13,360.39     114.90     13,245.49
   8             13,245.49      662.27    13,907.76     119.61     13,788.15
   9             13,788.15      689.41    14,477.56     124.51     14,353.05
   10            14,353.05      717.65    15,070.70     129.61     14,941.09
   --------------------------------------------------------------------------
   Cumulative                $6,030.14               $1,089.05

AB VPS GROWTH PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  147.00    $10,353.00
   2             10,353.00      517.65    10,870.65     152.19     10,718.46
   3             10,718.46      535.92    11,254.38     157.56     11,096.82
   4             11,096.82      554.84    11,651.66     163.12     11,488.54
   5             11,488.54      574.43    12,062.97     168.88     11,894.09
   6             11,894.09      594.70    12,488.79     174.84     12,313.95
   7             12,313.95      615.70    12,929.65     181.02     12,748.63
   8             12,748.63      637.43    13,386.06     187.40     13,198.66
   9             13,198.66      659.93    13,858.59     194.02     13,664.57
   10            13,664.57      683.23    14,347.80     200.87     14,146.93
   --------------------------------------------------------------------------
   Cumulative                $5,873.83               $1,726.90



AB VPS INTERNATIONAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  159.60    $10,340.40
   2             10,340.40      517.02    10,857.42     165.03     10,692.39
   3             10,692.39      534.62    11,227.01     170.65     11,056.36
   4             11,056.36      552.82    11,609.18     176.46     11,432.72
   5             11,432.72      571.64    12,004.36     182.47     11,821.89
   6             11,821.89      591.09    12,412.98     188.68     12,224.30
   7             12,224.30      611.22    12,835.52     195.10     12,640.42
   8             12,640.42      632.02    13,272.44     201.74     13,070.70
   9             13,070.70      653.54    13,724.24     208.61     13,515.63
   10            13,515.63      675.78    14,191.41     215.71     13,975.70
   --------------------------------------------------------------------------
   Cumulative                $5,839.75               $1,864.05



AB VPS GLOBAL THEMATIC GROWTH PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  137.55    $10,362.45
   2             10,362.45      518.12    10,880.57     142.54     10,738.03
   3             10,738.03      536.90    11,274.93     147.70     11,127.23
   4             11,127.23      556.36    11,683.59     153.06     11,530.53
   5             11,530.53      576.53    12,107.06     158.60     11,948.46
   6             11,948.46      597.42    12,545.88     164.35     12,381.53
   7             12,381.53      619.08    13,000.61     170.31     12,830.30
   8             12,830.30      641.52    13,471.82     176.48     13,295.34
   9             13,295.34      664.77    13,960.11     182.88     13,777.23
   10            13,777.23      688.86    14,466.09     189.51     14,276.58
   --------------------------------------------------------------------------
   Cumulative                $5,899.56               $1,622.98



AB VPS SMALL CAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  182.70    $10,317.30
   2             10,317.30      515.87    10,833.17     188.50     10,644.67
   3             10,644.67      532.23    11,176.90     194.48     10,982.42
   4             10,982.42      549.12    11,531.54     200.65     11,330.89
   5             11,330.89      566.54    11,897.43     207.02     11,690.41
   6             11,690.41      584.52    12,274.93     213.58     12,061.35
   7             12,061.35      603.07    12,664.42     220.36     12,444.06
   8             12,444.06      622.20    13,066.26     227.35     12,838.91
   9             12,838.91      641.95    13,480.86     234.57     13,246.29
   10            13,246.29      662.31    13,908.60     242.01     13,666.59
   --------------------------------------------------------------------------
   Cumulative                $5,777.81               $2,111.22

AB VPS REAL ESTATE INVESTMENT PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  140.70    $10,359.30
   2             10,359.30      517.97    10,877.27     145.76     10,731.51
   3             10,731.51      536.58    11,268.09     150.99     11,117.10
   4             11,117.10      555.86    11,672.96     156.42     11,516.54
   5             11,516.54      575.83    12,092.37     162.04     11,930.33
   6             11,930.33      596.52    12,526.85     167.86     12,358.99
   7             12,358.99      617.95    12,976.94     173.89     12,803.05
   8             12,803.05      640.15    13,443.20     180.14     13,263.06
   9             13,263.06      663.15    13,926.21     186.61     13,739.60
   10            13,739.60      686.98    14,426.58     193.32     14,233.26
   --------------------------------------------------------------------------
   Cumulative                $5,890.99               $1,657.73



AB VPS INTERNATIONAL VALUE PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  116.55    $10,383.45
   2             10,383.45      519.17    10,902.62     121.02     10,781.60
   3             10,781.60      539.08    11,320.68     125.66     11,195.02
   4             11,195.02      559.75    11,754.77     130.48     11,624.29
   5             11,624.29      581.21    12,205.50     135.48     12,070.02
   6             12,070.02      603.50    12,673.52     140.68     12,532.84
   7             12,532.84      626.64    13,159.48     146.07     13,013.41
   8             13,013.41      650.67    13,664.08     151.67     13,512.41
   9             13,512.41      675.62    14,188.03     157.49     14,030.54
   10            14,030.54      701.53    14,732.07     163.53     14,568.54
   --------------------------------------------------------------------------
   Cumulative                $5,957.17               $1,388.63



AB VPS SMALL/MID CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  113.40    $10,386.60
   2             10,386.60      519.33    10,905.93     117.78     10,788.15
   3             10,788.15      539.41    11,327.56     122.34     11,205.22
   4             11,205.22      560.26    11,765.48     127.07     11,638.41
   5             11,638.41      581.92    12,220.33     131.98     12,088.35
   6             12,088.35      604.42    12,692.77     137.08     12,555.69
   7             12,555.69      627.78    13,183.47     142.38     13,041.09
   8             13,041.09      652.05    13,693.14     147.89     13,545.25
   9             13,545.25      677.26    14,222.51     153.60     14,068.91
   10            14,068.91      703.45    14,772.36     159.54     14,612.82
   --------------------------------------------------------------------------
   Cumulative                $5,965.88               $1,353.06



AB VPS VALUE PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  119.70    $10,380.30
   2             10,380.30      519.02    10,899.32     124.25     10,775.07
   3             10,775.07      538.75    11,313.82     128.98     11,184.84
   4             11,184.84      559.24    11,744.08     133.88     11,610.20
   5             11,610.20      580.51    12,190.71     138.97     12,051.74
   6             12,051.74      602.59    12,654.33     144.26     12,510.07
   7             12,510.07      625.50    13,135.57     149.75     12,985.82
   8             12,985.82      649.29    13,635.11     155.44     13,479.67
   9             13,479.67      673.98    14,153.65     161.35     13,992.30
   10            13,992.30      699.62    14,691.92     167.49     14,524.43
   --------------------------------------------------------------------------
   Cumulative                $5,948.50               $1,424.07

AB VPS BALANCED WEALTH STRATEGY PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  102.90    $10,397.10
   2             10,397.10      519.86    10,916.96     106.99     10,809.97
   3             10,809.97      540.50    11,350.47     111.23     11,239.24
   4             11,239.24      561.96    11,801.20     115.65     11,685.55
   5             11,685.55      584.28    12,269.83     120.24     12,149.59
   6             12,149.59      607.48    12,757.07     125.02     12,632.05
   7             12,632.05      631.60    13,263.65     129.98     13,133.67
   8             13,133.67      656.68    13,790.35     135.15     13,655.20
   9             13,655.20      682.76    14,337.96     140.51     14,197.45
   10            14,197.45      709.87    14,907.32     146.09     14,761.23
   --------------------------------------------------------------------------
   Cumulative                $5,994.99               $1,233.76



AB VPS DYNAMIC ASSET ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  112.35    $10,387.65
   2             10,387.65      519.38    10,907.03     118.89     10,788.14
   3             10,788.14      539.41    11,327.55     123.47     11,204.08
   4             11,204.08      560.20    11,764.28     128.23     11,636.05
   5             11,636.05      581.80    12,217.85     133.17     12,084.68
   6             12,084.68      604.23    12,688.91     138.31     12,550.60
   7             12,550.60      627.53    13,178.13     143.64     13,034.49
   8             13,034.49      651.72    13,686.21     149.18     13,537.03
   9             13,537.03      676.85    14,213.88     154.93     14,058.95
   10            14,058.95      702.95    14,761.90     160.90     14,601.00
   --------------------------------------------------------------------------
   Cumulative                $5,964.07               $1,363.07



AB VPS GLOBAL BOND PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $   93.45    $10,406.55
   2             10,406.55      520.33    10,926.88     387.90     10,538.98
   3             10,538.98      526.95    11,065.93     392.84     10,673.09
   4             10,673.09      533.65    11,206.74     397.84     10,808.90
   5             10,808.90      540.45    11,349.35     402.90     10,946.45
   6             10,946.45      547.32    11,493.77     408.03     11,085.74
   7             11,085.74      554.29    11,640.03     413.22     11,226.81
   8             11,226.81      561.34    11,788.15     418.48     11,369.67
   9             11,369.67      568.48    11,938.15     423.80     11,514.35
   10            11,514.35      575.72    12,090.07     429.20     11,660.87
   --------------------------------------------------------------------------
   Cumulative                $5,428.53               $3,767.66



AB VPS GLOBAL RISK ALLOCATION--MODERATE PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  105.00    $10,395.00
   2             10,395.00      519.75    10,914.75     157.17     10,757.58
   3             10,757.58      537.88    11,295.46     162.65     11,132.81
   4             11,132.81      556.64    11,689.45     168.33     11,521.12
   5             11,521.12      576.06    12,097.18     174.20     11,922.98
   6             11,922.98      596.15    12,519.13     180.28     12,338.85
   7             12,338.85      616.94    12,955.79     186.56     12,769.23
   8             12,769.23      638.46    13,407.69     193.07     13,214.62
   9             13,214.62      660.73    13,875.35     199.81     13,675.54
   10            13,675.54      683.78    14,359.32     206.77     14,152.55
   --------------------------------------------------------------------------
   Cumulative                $5,886.39               $1,733.84

AB VPS MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $   252.00   $10,248.00
   2             10,248.00      512.40    10,760.40    2,564.20     8,196.20
   3              8,196.20      409.81     8,606.01    2,050.81     6,555.20
   4              6,555.20      327.76     6,882.96    1,640.21     5,242.75
   5              5,242.75      262.14     5,504.89    1,311.82     4,193.07
   6              4,193.07      209.65     4,402.72    1,049.17     3,353.55
   7              3,353.55      167.68     3,521.23      839.11     2,682.12
   8              2,682.12      134.11     2,816.23      671.11     2,145.12
   9              2,145.12      107.26     2,252.38      536.74     1,715.64
   10             1,715.64       85.78     1,801.42      429.28     1,372.14
   --------------------------------------------------------------------------
   Cumulative                $2,716.59               $11,344.45

--------

* Expenses are net of any applicable fee waivers and expense reimbursements by the Adviser in the first year, or such longer term, as provided. Thereafter, the expense ratio reflects the Portfolio's operating expenses as reflected under "Fee and Expenses of the Portfolio" before the waiver and expense reimbursement in the Summary information at the beginning of this Prospectus.

For more information about the Portfolios, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO CONTRACTHOLDERS
The Portfolios' annual and semi-annual reports to Contractholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI and the independent registered public accounting firm's report and financial statements in each Portfolio's most recent annual report to Contractholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios, by contacting your broker or other financial intermediary, or by contacting the Adviser:

BY MAIL:   AllianceBernstein Investor Services, Inc.
           P.O. Box 786003
           San Antonio, TX 78278-6003

BY PHONE:  For Information: (800) 221-5672
           For Literature: (800) 227-4618

Or you may view or obtain these documents from the Securities and Exchange
Commission:

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Fund are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, DC 20549-1520.


You also may find these documents and more information about the Adviser and the Portfolios on the Internet at: www.abfunds.com.


The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein(R) is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SEC File No. 811-05398

                                    [GRAPHIC]

[A/B]
[LOGO]
                     AB VARIABLE PRODUCTS SERIES FUND, INC.


                          INTERMEDIATE BOND PORTFOLIO
                           LARGE CAP GROWTH PORTFOLIO
                          GROWTH AND INCOME PORTFOLIO
                                GROWTH PORTFOLIO
                         INTERNATIONAL GROWTH PORTFOLIO
                        GLOBAL THEMATIC GROWTH PORTFOLIO
                           SMALL CAP GROWTH PORTFOLIO
                        REAL ESTATE INVESTMENT PORTFOLIO
                         INTERNATIONAL VALUE PORTFOLIO
                         SMALL/MID CAP VALUE PORTFOLIO
                                VALUE PORTFOLIO
                       BALANCED WEALTH STRATEGY PORTFOLIO
                       DYNAMIC ASSET ALLOCATION PORTFOLIO
                             GLOBAL BOND PORTFOLIO
                   GLOBAL RISK ALLOCATION--MODERATE PORTFOLIO
                 MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
            (each a "Portfolio" and collectively, the "Portfolios")

--------------------------------------------------------------------------------

                 c/o AllianceBernstein Investor Services, Inc.
                P. O. Box 786003, San Antonio, Texas 78278-6003
                    For Literature: Toll Free (800) 221-5672

--------------------------------------------------------------------------------


                      STATEMENT OF ADDITIONAL INFORMATION
                                  May 1, 2017


--------------------------------------------------------------------------------


            This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the prospectuses dated May 1, 2017 for AB Variable Products Series (VPS) Fund, Inc. (the "Fund") that offer Class A shares and Class B shares of the Fund's Portfolios (each a "Prospectus", and together, the "Prospectuses"). Financial statements for each Portfolio of the Fund for the year ended December 31, 2016 are incorporated into this SAI by reference. Copies of the Prospectuses and annual reports may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above or on the Internet at www.abfunds.com.

                               TABLE OF CONTENTS
                                                                            PAGE


INFORMATION ABOUT THE PORTFOLIOS AND THEIR INVESTMENTS.........................3

INVESTMENT RESTRICTIONS.......................................................49

MANAGEMENT OF THE PORTFOLIOS..................................................51

EXPENSES OF THE PORTFOLIOS...................................................102

PURCHASE AND REDEMPTION OF SHARES............................................108

NET ASSET VALUE..............................................................113

PORTFOLIO TRANSACTIONS.......................................................117

DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................124

GENERAL INFORMATION..........................................................125

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC
      ACCOUNTING FIRM........................................................142

APPENDIX A: PROXY VOTING POLICY STATEMENT....................................A-1

--------
The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein(R) is a registered trademark used by permission of the owner, AllianceBernstein L.P.

--------------------------------------------------------------------------------

             INFORMATION ABOUT THE PORTFOLIOS AND THEIR INVESTMENTS

--------------------------------------------------------------------------------

Introduction to the Portfolios
------------------------------

            The Fund is an open-end series investment company designed to fund variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies (the "Insurers"). The Fund currently offers an opportunity to choose among the separately managed pools of assets (the "Portfolios") described in the Portfolios' Prospectuses, each of which has differing investment objectives and policies. The Fund currently has sixteen Portfolios, all of which are described in this SAI.

            Except as noted, the investment objectives and policies described below are not "fundamental policies" within the meaning of the Investment Company Act of 1940 (the "1940 Act"), and may, therefore, be changed by the Board of Directors of the Fund (the "Board" or the "Directors") without shareholder approval. However, no Portfolio will change its investment objective without at least 60 days' prior written notice to shareholders. There is no guarantee that a Portfolio will achieve its investment objective. Whenever any investment policy or restriction states a minimum or maximum percentage of a Portfolio's assets that may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of such Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in value or net assets will not be considered a violation of this percentage limitation.

Additional Investment Policies and Practices
--------------------------------------------

            The following information about the Portfolios' investment policies and practices supplements the information set forth in the Prospectuses.

Investments in Investment Companies
-----------------------------------

            The Multi-Manager Alternative Strategies Portfolio and Global Risk Allocation--Moderate Portfolio invest in shares of one or more underlying funds that, in turn, invest directly in portfolio securities ("Underlying Funds"). Investing in shares of the Underlying Funds involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses similar to those borne directly by the Portfolios, including other operating expenses. Certain investments, techniques and risks will only apply to the Multi-Manager Alternative Strategies Portfolio and Global Risk Allocation--Moderate Portfolio to the extent those Portfolios are invested in an Underlying Fund that invests in or engages in those investments, techniques, or strategies or directly invests in or engages in such investments, techniques, or strategies. For the purposes of this discussion, references to the Fund or a Portfolio include an Underlying Fund unless the context otherwise requires.

Convertible Securities
----------------------

            Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into shares of the underlying common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. As with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

            When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Depositary Receipts
-------------------

            A Portfolio may invest in depositary receipts. American Depositary Receipts ("ADRs") are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or non-U.S. company. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. In addition, the issuers of the securities of unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets; EDRs, in bearer form, are designed for use in European securities markets; and GDRs, in bearer form, are designed for use in two or more securities markets, such as those of Europe and Asia.

Derivatives
-----------

            A Portfolio may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.

            There are four principal types of derivatives: options, futures contracts, forwards and swaps. These principal types of derivative instruments, as well as the methods in which they may be used by a Portfolio, are described below. Derivatives include listed and cleared transactions where the Portfolio's derivative trade counterparty is an exchange or clearinghouse, and non-cleared bilateral "over-the-counter" ("OTC") transactions where the Portfolio's derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be more liquid and subject to less counterparty credit risk than those that are privately negotiated. The Portfolios may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

            Forward Contracts. A forward contract, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement for one party to buy, and the other party to sell, a specific quantity of an underlying security, commodity or other asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the security, commodity or other tangible asset underlying the forward contract to an agreed-upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity.

            Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or canceled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

            Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call") or sell (a "put") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

            Swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Generally, the notional principal amount is used solely to calculate the payment streams but is not exchanged. Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants ("FCMs") that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is expected to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on Commodity Futures Trading Commission ("CFTC") approval of contracts for central clearing. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party.

            Risks of Derivatives and other Regulatory Issues. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

            - Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Portfolio's interest.

            - Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

            - Credit Risk. This is the risk that a loss may be sustained by a Portfolio as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for derivatives traded on an exchange or through a clearinghouse is generally less than for uncleared OTC derivatives, since the exchange or clearinghouse, which is the issuer or counterparty to each derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For uncleared OTC derivatives, there is no similar clearing agency guarantee. Therefore, a Portfolio considers the creditworthiness of each counterparty to an uncleared OTC derivative in evaluating potential credit risk.

            - Counterparty Risk. The value of an OTC derivative will depend on the ability and willingness of a Portfolio's counterparty to perform its obligations under the transaction. If the counterparty defaults, a Portfolio will have contractual remedies but may choose not to enforce them to avoid the cost and unpredictability of legal proceedings. In addition, if a counterparty fails to meet its contractual obligations, a Portfolio could miss investment opportunities or otherwise be required to retain investments it would prefer to sell, resulting in losses for the Portfolio. Participants in OTC derivatives markets generally are not subject to the same level of credit evaluation and regulatory oversight as are exchanges or clearinghouses. As a result, OTC derivatives generally expose a Portfolio to greater counterparty risk than derivatives traded on an exchange or through a clearinghouse.

            New regulations affecting derivatives transactions require certain standardized derivatives, including many types of swaps, to be subject to mandatory central clearing. Under these new requirements, a central clearing organization is substituted as the counterparty to each side of the derivatives transaction. Each party to derivatives transactions is required to maintain its positions with a clearing organization through one or more clearing brokers. Central clearing is intended to reduce, but not eliminate, counterparty risk. A Portfolio is subject to the risk that its clearing member or clearing organization will itself be unable to perform its obligations.

            - Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately-negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

            - Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.


            - Regulatory Risk. Various U.S. Government entities, including the CFTC and the Securities and Exchange Commission ("SEC"), are in the process of adopting and implementing additional regulations governing derivatives markets required by, among other things, the Dodd-Frank Act, including clearing as discussed above, margin, reporting and registration requirements. In December 2015, the SEC proposed a new rule regarding derivatives imposing, among other things, limits on the amount of leverage a fund could be exposed to through derivatives and other senior securities transactions. While the full extent and cost of these regulations is currently unclear, these regulations could, among other things, restrict a Portfolio's ability to engage in derivatives transactions and/or increase the cost of such derivatives transactions, which could adversely affect investors. In addition, Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of futures, options and swaps markets in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent daily price fluctuation limits, and increased margin requirements for various types of futures and swaps transactions. These regulations and actions may adversely affect the instruments in which a Portfolio invests and its ability to execute its investment strategy.


            - Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately-negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

            - Other. A Portfolio may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act ("CEA") and the rules adopted by the CFTC thereunder. Under CFTC rules, a registered investment company that conducts more than a certain amount of trading in futures contracts, commodity options, certain swaps and other commodity interests is a commodity pool and its adviser must register as a commodity pool operator, or CPO. Under such rules, registered investment companies that are commodity pools are subject to additional registration, recordkeeping, reporting and disclosure requirements. AllianceBernstein L.P., the Portfolios' adviser (the "Adviser"), and the Portfolios, except for the Dynamic Asset Allocation Portfolio, Global Bond Portfolio, Global Risk Allocation--Moderate Portfolio and Multi-Manager Alternative Strategies Portfolio, have claimed an exclusion from the definition of CPO under CFTC Rule
4.5 under the CEA with respect to the Portfolios and are not currently subject to these recordkeeping, reporting and disclosure requirements. The trading exemption in Rule 4.5 is not available to the Dynamic Asset Allocation Portfolio, Global Bond Portfolio, Global Risk Allocation--Moderate Portfolio or Multi-Manager Alternative Strategies Portfolio, and the Adviser has registered as a CPO with respect to these Portfolios. This registration subjects the Dynamic Asset Allocation Portfolio, Global Bond Portfolio, Global Risk Allocation--Moderate Portfolio and Multi-Manager Alternative Strategies Portfolio to certain recordkeeping, reporting and disclosure requirements but, under rules adopted by the CFTC, compliance with SEC disclosure and filing requirements, for the most part, constitutes compliance with comparable CFTC requirements.

Use of Options, Futures Contracts, Forwards and Swaps by the Portfolios
-----------------------------------------------------------------------

            - Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed-upon price at a future date. A forward currency exchange contract may result in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

            A Portfolio may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. Dollar and other currencies. A Portfolio may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with its transactions in foreign currency futures contracts. A Portfolio may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

            If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Portfolio may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

            A Portfolio may also use forward currency exchange contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. For example, a Portfolio may enter into a foreign currency exchange contract to purchase a currency if the Adviser expects the currency to increase in value. The Portfolio would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, a Portfolio may enter into a foreign currency exchange contract to sell a currency if the Adviser expects the currency to decrease in value. The Portfolio would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

            The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved.

            - Options on Securities. A Portfolio may write and purchase call and put options on securities. In purchasing an option on securities, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

            A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. A Portfolio may write covered options or uncovered options. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than the exercise price of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than the exercise price of the put option it has written. Uncovered options or "naked options" are riskier than covered options. For example, if a Portfolio wrote a naked call option and the price of the underlying security increased, the Portfolio would have to purchase the underlying security for delivery to the call buyer and sustain a loss, which could be substantial, equal to the difference between the option price and the market price of the security.

            A Portfolio may also purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the option at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio and the Portfolio will suffer a loss on the transaction to the extent of the premium paid.

            A Portfolio may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Portfolio to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

            A Portfolio also may, as an example, write combinations of put and call options on the same security, known as "straddles", with the same exercise and expiration date. By writing a straddle, a Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and a Portfolio will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

            A Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately-negotiated (i.e., OTC) transactions. By writing a call option, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

            A Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Portfolios to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.

            - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

            A Portfolio may write (sell) call and put options and purchase call and put options on securities indices. If a Portfolio purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a Portfolio's security holdings.

            A Portfolio may also write put or call options on securities indices to, among other things, earn income. If the value of the chosen index declines below the exercise price of the put option, the Portfolio has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which it would be required to pay to the buyer of the put option and which may not be offset by the premium it received upon sale of the put option. Similarly, if the value of the index is higher than the exercise price of the call option, the Portfolio has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which may not be offset by the premium it received upon sale of the call option. If the decline or increase in the value of the index is significantly below or above the exercise price of the written option, the Portfolio could experience a substantial loss.

            The purchase of call options on securities indices may be used by a Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Portfolio owns.

            - Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Portfolio that invests in equity securities may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indices, futures contracts (including on individual securities and stock indices) or shares of exchange-traded funds ("ETFs") at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or for the put options the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option or increases in the case of the put option, the Portfolio has the risk of losing the entire amount paid for the call or put options.

            - Options on Foreign Currencies. A Portfolio may purchase and write options on foreign currencies for hedging and non-hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

            Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

            A Portfolio may write options on foreign currencies for hedging purposes or to increase return. For example, where a Portfolio anticipates a decline in the dollar value of non-U.S. Dollar-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

            Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a Portfolio will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

            In addition to using options for the hedging purposes described above, a Portfolio may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. A Portfolio may use options on currency to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. For example, a Portfolio may purchase call options in anticipation of an increase in the market value of a currency. The Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, the Portfolio would realize no gain or a loss on the purchase of the call option. Put options may be purchased by a Portfolio for the purpose of benefiting from a decline in the value of a currency that the Portfolio does not own. The Portfolio would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Portfolio would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

            Special Risks Associated with Options on Currencies. An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Portfolio will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Portfolio would have to exercise its options in order to realize any profit and would incur transaction costs on the purchase or sale of the underlying currency.

            - Futures Contracts and Options on Futures Contracts. Futures contracts that a Portfolio may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities. A Portfolio may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

            Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value ("NAV") of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

            A Portfolio may purchase and sell foreign currency futures contracts for hedging or risk management purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of non-U.S. Dollar-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of non-U.S. Dollar-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

            Conversely, a Portfolio could protect against a rise in the dollar cost of non-U.S. Dollar-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

            A Portfolio may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Portfolio may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

            A Portfolio may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, a Portfolio may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Underlying Portfolio and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures contracts are similar to those associated with options on foreign currencies, as described above. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

            Purchases or sales of stock or bond index futures contracts are used for hedging or risk management purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

            Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges.

            The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Portfolio's portfolio. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Portfolio's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

            A Portfolio may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease was to occur, it may be offset, in whole or in part, by a profit on the option. If the anticipated market decline were not to occur, the Portfolio would suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call, but the securities that the Portfolio intends to purchase may be less expensive.

            - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer. The contingent payment will be either (i) the "par value" (face amount) of the reference obligation in which case the Portfolio will receive the reference obligation in return, or (ii) an amount equal to the difference between the par value and the current market value of the obligation. The value of the reference obligation received by a Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. If a Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

            Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

            - Currency Swaps. A Portfolio may enter into currency swaps for hedging purposes in an attempt to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the exchange by a Portfolio with another party of a series of payments in specified currencies. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation, and again upon termination of the transaction. Currency swaps may be bilateral and privately negotiated, with the Portfolio expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. A Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty thereto is rated in the highest short-term rating category of at least one nationally recognized statistical rating organization ("NRSRO") at the time of entering into the transaction.

            - Swaps: Interest Rate Transactions. A Portfolio may enter into interest rate swap, swaption and cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive.

            Interest rate swaps involve the exchange by a Portfolio with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments) computed based on a contractually-based principal (or "notional") amount.

            An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

            Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

            Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. A Portfolio will enter into bilateral swap agreements, including interest rate swap, swaptions, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating. For cleared interest rate swaps, the Adviser will monitor the creditworthiness of each of the central clearing counterparty, clearing broker and executing broker but there will be no prescribed NRSRO rating requirements for these entities.

            --Total Return Swaps. A Portfolio may enter into total return swaps in order to take a "long" or "short" position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the referenced asset. A total return swap involves commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment or make a payment to the counterparty.


            --Special Risks Associated with Swaps. Risks may arise as a result of the failure of the counterparty to a bilateral swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by a Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of the counterparty to a bilateral swap contract. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio's exposure to the counterparty. Certain standardized swaps, including interest rate swaps and credit default swaps, are subject to mandatory central clearing. Central clearing is expected, among other things, to reduce counterparty credit risk, but does not eliminate it completely.


            Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the changes in value on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

            - Synthetic Foreign Equity Securities. A Portfolio may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Portfolio. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

            Other types of synthetic foreign equity securities in which a Portfolio may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrant usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which they can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

            A Portfolio's investments in synthetic foreign equity securities will be those issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

            International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in OTC markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

            A Portfolio also may invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long-term options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations.

            - Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.

            - Currency Transactions. A Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage a Portfolio's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures contracts and options on futures contracts, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

Event-linked Securities
-----------------------

            Event-linked securities are variable rate or fixed rate fixed-income securities or types of equity securities for which the return of principal and payment of interest are contingent on the non-occurrence of various catastrophe exposures, which may be specific trigger events or a diversified group of events, such as hurricanes, typhoons, wind events or earthquakes. The most common type of fixed-income securities are known as "catastrophe" or "CAT" bonds. In some cases, the trigger event(s) will not be deemed to have occurred unless the event(s) happened in a particular geographic area and was of a certain magnitude (based on independent scientific readings) or caused a certain amount of actual or modeled loss. If the trigger event(s) occurs prior to the securities' maturity, a Portfolio may lose all or a portion of its principal and forgo additional interest.

            These securities may have a special condition that states that if the issuer (i.e., an insurance or reinsurance company) suffers a loss from a particular pre-defined catastrophe, then the issuer's obligation to pay interest and/or repay the principal is either deferred or completely forgiven. For example, if a Portfolio holds a fixed-income security that covers an insurer's losses due to a hurricane with a "trigger" at $1 billion and a hurricane hits causing $1 billion or more in losses to such insurer, then the Portfolio will lose all or a portion of its principal invested in the security and forgo any future interest payments. If the trigger event(s) does not occur, the Portfolio will recover its principal plus interest. Interest typically accrues and is paid on a quarterly basis. Although principal typically is repaid only on the maturity date, it may be repaid in installments, depending on the terms of the securities.

            Event-linked securities may be issued by government agencies, insurance companies, reinsurers, special purpose companies or other on-shore or off-shore entities. Event-linked securities are a relatively new type of financial instrument. As a result, there is no significant trading history of these securities and these securities may be illiquid or the markets for these instruments may not be liquid at all times. These securities may be rated, generally below investment grade or the unrated equivalent, and have the same or equivalent risks as higher yield debt securities ("junk bonds"). The rating primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur as well as the overall expected loss to the principal of the security.

Forward Commitments and When-Issued and Delayed Delivery Securities
-------------------------------------------------------------------

            Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made. A Portfolio assumes the rights and risks of ownership of the security, but does not pay for the securities until they are received. If a Portfolio is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner may increase the Portfolio's volatility of returns.

            The use of forward commitments enables a Portfolio to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, a Portfolio may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). In addition, when a Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Portfolio's securities denominated in such foreign currency, or when a Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). If the Adviser were to forecast incorrectly the direction of exchange rate movements, a Portfolio might be required to complete such when-issued or forward transactions at prices inferior to the then current market values.

            When-issued securities and forward commitments may be sold prior to the settlement date, but a Portfolio generally enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of a Portfolio's assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Portfolio's NAV.

            At the time a Portfolio intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

            Purchases of securities on a forward commitment or when-issued basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, a Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than the Portfolio's payment obligation). No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, a Portfolio may be adversely affected.

Illiquid Securities
-------------------


            A Portfolio will not invest in illiquid securities if immediately after such investment, more than 15% of the Portfolio's net assets would be invested in such securities. For this purpose, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by a Portfolio OTC and the cover for options written by the Portfolio OTC, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.


            Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

            Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers ("Rule 144A Securities"). To the extent permitted by applicable law, Rule 144A Securities will not be treated as illiquid for purposes of the foregoing restriction so long as such securities meet the liquidity guidelines established by the Board. Pursuant to these guidelines, the Adviser will monitor the liquidity of a Portfolio's investment in Rule 144A Securities. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices.

            The Adviser, acting under the oversight of the Board, will monitor the liquidity of restricted securities in the Portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable interpretation or position of the SEC with respect to such type of securities.

Investments in Pre-IPO Securities
---------------------------------

            The Portfolios may invest in pre-IPO (initial public offering) securities. Pre-IPO securities, or venture capital investments, are investments in new and early stage companies, often funded by venture capital and referred to as "venture capital companies", whose securities have not been offered to the public and that are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. Venture capital companies may not have established products, experienced management or earnings history. The Portfolios may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company's public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Portfolios from selling their shares of these companies for a period of time. Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a venture capital company and delay or prevent a venture capital company from ultimately offering its securities to the public.

Investment in Exchange-Traded Funds and Other Investment Companies
------------------------------------------------------------------

            The Portfolios may invest in shares of ETFs, subject to the restrictions and limitations of the 1940 Act or any applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the underlying indices for various reasons. The Portfolios will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF's shares, which is based on supply and demand in the market for the ETF's shares, may differ from its NAV. Accordingly, there may be times when an ETF's shares trade at a discount to its NAV.

           The Portfolios may also invest in investment companies other than ETFs as permitted by the 1940 Act or the rules and regulations or exemptive orders thereunder. As with ETF investments, if the Portfolios acquire shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Portfolios' expenses. The Portfolios intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

Loans of Portfolio Securities
-----------------------------

            A Portfolio may seek to increase income by lending portfolio securities to brokers, dealers, and financial institutions ("borrowers") to the extent permitted under the 1940 Act or the rules or regulations thereunder (as such statute, rules, or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act. Under the securities lending program, all securities loans will be secured continually by cash collateral. A principal risk in lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan, and that the collateral will not be sufficient to replace the loaned securities upon the borrower's default.

            In determining whether to lend securities to a particular borrower, the Adviser (subject to oversight by the Board) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. A Portfolio will be compensated for the loan from a portion of the net return from the interest earned on the cash collateral after a rebate paid to the borrower (which may be a negative amount - i.e., the borrower may pay a fee to the Portfolio in connection with the loan) and payments for fees paid to the securities lending agent and for certain other administrative expenses.

            A Portfolio will have the right to call a loan and obtain the securities loaned on notice to the borrower within the normal and customary settlement time for the securities. While securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distribution from the securities.


            A Portfolio will invest any cash collateral from its securities lending activities in shares of an affiliated money market fund managed by the Adviser and approved by the Board. Any such investment of cash collateral will be subject to the money market fund's investment risk. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.


            A Portfolio will not have the right to vote any securities having voting rights during the existence of the loan. The Portfolio will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise voting or ownership rights. When the Portfolio lends its securities, its investment performance will continue to reflect the value of securities on loan.

Mortgage-Related Securities, Other Asset-Backed Securities and Structured Securities
-------------------------------------------------------------------------

            The mortgage-related securities in which a Portfolio may invest typically are securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks and are assembled for sale to investors (such as a Portfolio) by governmental, government-related or private organizations. Private organizations include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies, special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package loans for resales as mortgage-related securities. Specifically, these securities may include pass-through mortgage-related securities, collateralized mortgage obligations ("CMOs"), CMO residuals, adjustable-rate mortgage securities ("ARMS"), stripped mortgage-backed securities ("SMBSs"), commercial mortgage-backed securities, TBA mortgage-backed securities, mortgage dollar rolls, collateralized obligations, Canadian Government Guaranteed Mortgage Related Securities and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets.

            Pass-Through Mortgage-Related Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by Government National Mortgage Association ("GNMA"), are described as "modified pass-through". These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

            The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions. The assumed average life of pools of mortgages having terms of less than 30 years, is less than 12 years, but typically not less than 5 years.

            Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Portfolio. The compounding effect from reinvestment of monthly payments received by a Portfolio will increase the yield to shareholders compared with bonds that pay interest semi-annually.

            The principal governmental (i.e., backed by the full faith and credit of the U.S. Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration-insured or U.S. Department of Veterans Affairs-guaranteed mortgages.


            Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA and FHLMC are a government-sponsored corporation and corporate instrumentality of the U.S. Government, respectively, (government-sponsored entities or "GSEs"), which were owned entirely by private stockholders until 2008 when they were placed in conservatorship by the U.S. Government. After being placed in conservatorship, the GSEs issued senior preferred stock and common stock to the U.S. Department of the Treasury ("U.S. Treasury") in an amount equal to 79.9% of each GSE in return for certain funding and liquidity arrangements. The GSEs continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations associated with its mortgage-backed securities. The U.S. Treasury provided additional funding to the GSEs, but recently the GSEs have been paying dividends to the U.S. Treasury in a cumulative amount almost equal to the payments made to the GSEs by the U.S. Treasury since 2008. The future of the GSEs is unclear as Congress is considering whether to adopt legislation that would severely restrict or even terminate their operations. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC's national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal.


            Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans. Securities representing interests in pools created by non-governmental private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.

            The structuring of the pass-through pool may also provide credit enhancement. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a SPV in multiple classes or "tranches", with one or more classes being senior to other subordinated classes as to payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). There can be no guarantee the credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

            In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guaranteed. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms, including interest rate, term, size, purposes and borrower characteristics. Privately-issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

            Collateralized Mortgage Obligations. Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche", is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

            Adjustable-Rate Mortgage Securities. ARMS bear interest at a rate determined by reference to a predetermined interest rate or index. ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

            Stripped Mortgage-Related Securities. Stripped mortgage-related securities ("SMRS") are mortgage-related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (IOs) receiving all of the interest payments from the underlying assets and one class of principal-only securities (POs) receiving all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.

            A Portfolio will only invest in SMRS that are issued by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the U.S. Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lend to illiquid markets in the sector.

            Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities are securities that represent an interest in, or are secured by, mortgage loans secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multi-class structures featuring senior and subordinated classes. Commercial mortgage-backed securities may pay fixed or floating rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

            Certain Risks. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, a Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

            As with other fixed-income securities, there is also the risk of nonpayment of mortgage-related securities, particularly for those securities that are backed by mortgage pools that contain subprime loans. Market factors adversely affecting mortgage loan repayments include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or higher mortgage payments required to be made by holders of adjustable rate mortgages due to scheduled increases or increases due to higher interest rates.

            Subordinated mortgage-related securities may have additional risks. The subordinated mortgage-related security may serve as credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the subordinated securities. Therefore, if there are defaults on the underlying mortgage loans, the holders of subordinated mortgage-related securities will be less likely to receive payments of principal and interest and will be more likely to suffer a loss.

            Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise. Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities. The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.

            Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. There may be a limited market for these securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Portfolio's ability to buy or sell those securities at any particular time. Without an active trading market, mortgage-related securities held in the Portfolio's portfolio may be particularly difficult to value because of the complexities involved in the value of the underlying mortgages. In addition, the rating agencies may have difficulties in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.

            As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.

            Other Asset-Backed Securities. A Portfolio may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. For example, a Portfolio may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. These asset-backed securities are subject to risks associated with changes in interest rates, prepayment of underlying obligations and defaults similar to the risks of investment in mortgage-related securities discussed above.

            Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

            Structured Securities. A Portfolio may invest in securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include, for example, mortgage-related and other asset-backed securities. A Portfolio's investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which a Portfolio anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

            A Portfolio is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.

            Under the terms of subordinated securities, payments that would be made to their holders may be required to be made to the holders of more senior securities and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to holders of more senior securities). As a result, subordinated or junior securities will be disproportionately affected by a default or even a perceived decline in the creditworthiness of the issuer.

Preferred Stock
---------------

            A Portfolio may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Real Estate Investment Trusts
-----------------------------

            Real Estate Investment Trusts ("REITs") are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of principal and interest and payments. Similar to investment companies, such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the United States Internal Revenue Code of 1986, as amended (the "Code"). A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

            Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

            Investing in REITs involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small-capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

            REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Repurchase Agreements and Buy/Sell Back Transactions
----------------------------------------------------

            A repurchase agreement is an agreement by which a Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date, normally one day or a week later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate" that is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of a repurchase agreement, a Portfolio monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities or cash equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits a Portfolio to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Portfolio to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by a Portfolio.

            The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, a Portfolio would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. A Portfolio may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Portfolio's rights. The Board has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Portfolio enters into repurchase agreement transactions.

            A Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction, though done simultaneously, constitutes two separate legal agreements. A buy/sell back transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction constitutes two separate transactions. A Portfolio has the risk of changes in the value of the purchased security during the term of the buy/sell back agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.

Reverse Repurchase Agreements
-----------------------------

            Reverse repurchase agreements are identical to repurchase agreements except that rather than buying securities for cash subject to their repurchase by the seller, a Portfolio sells portfolio assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price slightly higher than the sale price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. Generally, the effect of a reverse repurchase agreement is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the "interest cost" to the Portfolio of the reverse repurchase transaction, i.e., the difference between the sale and repurchase price for the securities, is less than the cost of otherwise obtaining the cash.

            Reverse repurchase agreements involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. In addition, the use of these investments results in leveraging the Portfolio's common stocks because the Portfolio uses the proceeds to make investments in other securities. See "Borrowing and Use of Leverage" below.

Rights and Warrants
-------------------

            A Portfolio may invest in rights and warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Portfolio's portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Securities Acquired in Restructurings and Workouts
--------------------------------------------------

            A Portfolio's investments may include fixed-income securities (particularly lower-rated fixed-income securities) or loan participations that default or are in risk of default ("Distressed Securities"). A Portfolio's investments may also include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as "debtor-in-possession" or "DIP" financings). Distressed Securities may be the subject of restructurings outside of bankruptcy court in a negotiated workout or in the context of bankruptcy proceedings. In connection with these investments or an exchange or workout of such securities, a Portfolio may determine or be required to accept various instruments. These instruments may include, but are not limited to, equity securities, warrants, rights, participation interests in sales of assets and contingent-interest obligations. Depending upon, among other things, the Adviser's evaluation of the potential value of such securities in relation to the price that could be obtained at any given time if they were sold, a Portfolio may determine to hold the securities in its portfolio.

Securities Ratings
------------------


            The ratings of fixed-income securities by Moody's Investors Service, Inc. ("Moody's"), S&P Global Ratings ("S&P") Fitch Ratings ("Fitch") and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.


            Securities rated Baa, BBB+, BBB, or BBB- by S&P or Baa1, Baa2 or Baa3 by Moody's are considered by Moody's to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

            Non-rated securities will also be considered for investment by a Portfolio when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to a Portfolio to a degree comparable to that of rated securities which are consistent with a Portfolio's objectives and policies.


            The Adviser generally uses ratings issued by S&P, Moody's and Fitch. Some securities are rated by more than one of these ratings agencies, and the ratings assigned to the security by the rating agencies may differ. In such an event and for purposes of determining compliance with restrictions on investments for the Portfolios, if a security is rated by two or more rating agencies, the Adviser will deem the security to be rated at the highest rating. For example, if a security is rated by Moody's and S&P only, with Moody's rating the security as Ba and S&P as BBB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Baa by Moody's and BBB by S&P). Or, if a security is rated by Moody's, S&P and Fitch, with Moody's rating the security as Ba, S&P as BBB and Fitch as BB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Ba1 by Moody's, BBB by S&P and BBB by Fitch).


            The Adviser will try to reduce the risk inherent in a Portfolio's investment in fixed-income securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. In considering high-yielding investments for a Portfolio, the Adviser will attempt to identify those fixed-income securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage earnings prospects and the experience and managerial strength of the issuer.

            Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

Short Sales
-----------

            A Portfolio may make short sales of securities or maintain a short position. A short sale is effected by selling a security that a Portfolio does not own, or if the Portfolio does own such security, it is not to be delivered upon consummation of sale. A short sale is against the box to the extent that a Portfolio contemporaneously owns or has the right to obtain securities identical to those sold. A short sale of a security involves the risk that, instead of declining, the price of the security sold short will rise. If the price of the securities sold short increases between the time of a short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a gain. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative or absolute terms, or which is denominated in a currency other than the U.S. Dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.

Special Situations
------------------

            A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Standby Commitment Agreements
-----------------------------

            A Portfolio may, from time to time, enter into standby commitment agreements. Such agreements commit a Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement a Portfolio is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Portfolio will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Portfolio and which are unavailable on a firm commitment basis.

            There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

            The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of a Portfolio's NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Structured Products
-------------------

            A Portfolio may invest in structured products. Structured products, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (either positively or negatively) to prices, changes in prices, or differences between prices, of underlying assets, such as securities, currencies, intangibles, goods, articles or commodities or by reference to an unrelated benchmark related to an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices. The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased depending on changes in the value of the underlying asset or benchmark.

            Structured products may take a variety of forms. Most commonly, they are in the form of debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, but may also be issued as preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

            Investing in structured products may be more efficient and less expensive for a Portfolio than investing in the underlying assets or benchmarks and the related derivative. These investments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. In addition, structured products may be a tax-advantaged investment in that they generate income that may be distributed to shareholders as income rather than short-term capital gains that may otherwise result from a derivatives transaction.

            Structured products, however, have more risk than traditional types of debt or other securities. These products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. Under certain conditions, the redemption value of a structured product could be zero. Structured products are potentially more volatile and carry greater market risks than traditional debt instruments. The prices of the structured instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Structured products may be less liquid and more difficult to price than less complex securities or instruments or more traditional debt securities. The risk of these investments can be substantial with the possibility that the entire principal amount is at risk. The purchase of structured products also exposes a Portfolio to the credit risk of the issuer of the structured product.

            Structured Notes and Indexed Securities: A Portfolio may invest in a particular type of structured instrument sometimes referred to as a "structured note". The terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a total loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

            Commodity Index-Linked Notes and Commodity-Linked Notes: Structured products may provide exposure to the commodities markets. These structured notes may include leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. They also include commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodities futures contracts, or a subset of commodities and commodities future contracts. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities or commodities futures contracts or commodity index. These notes expose a Portfolio economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, a Portfolio might receive interest or principal payments on the note that are determined based upon a specified multiple of the change in value of the underlying commodity, commodity futures contract or index.

            Credit-Linked Securities: Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high-yield or other fixed-income markets. For example, a Portfolio may invest in credit-linked securities as a cash management tool in order to gain exposure to certain high-yield markets and/or to remain fully invested when more traditional income-producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust's receipt of payments from, and the trust's potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par value (or other agreed-upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Portfolio would receive as an investor in the trust. A Portfolio's investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, and leverage risk and management risk. These securities are generally structured as Rule 144A Securities so that they may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in the securities becoming illiquid.

Trust Preferred Securities
--------------------------

            Trust preferred securities are preferred securities typically issued by a special purpose trust subsidiary and backed by subordinated debt of that subsidiary's parent corporation. Unlike typical asset-backed securities, which have many underlying payors and usually are overcollateralized, trust preferred securities have only one underlying payor and are not overcollateralized. Trust preferred securities may have varying maturity dates, at times in excess of 30 years, or may have no specified maturity date with an onerous interest rate adjustment if not called on the first call date. Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying subordinated debt. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, resulting in a loss to a Portfolio. Trust preferred securities are subject to special risks. Dividend payments only will be paid if interest payments on the underlying obligations are made. These interest payments are dependent on the financial condition of the parent corporation and may be deferred for up to 20 consecutive quarters. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

U.S. Government Securities
--------------------------


            U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include: (i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months); (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by GNMA, the Farmers Home Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration, including obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; and (iii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are not supported by the full faith and credit of the U.S. Government or a right to borrow from the U.S. Treasury, such as securities issued by the FNMA and FHLMC, and governmental CMOs. The maturities of the U.S. Government securities listed in paragraphs (i) and (ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amount with principal payments at maturity or specified call dates.


            U.S. Government securities also include zero-coupon securities and principal-only securities and certain stripped mortgage-related securities. Zero-coupon securities are described in more detail in "Zero-Coupon Treasury Securities" below, and stripped mortgage-related securities and principal-only securities are described in more detail in "Mortgage-Related Securities and Other Asset-Backed Securities-Stripped Mortgage-Related Securities" above. In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS.

            Inflation-protected securities, or IPS, such as Treasury Inflation-Protected Securities, or TIPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

            IPS tend to react to changes in real interest rates. In general, the price of these securities can fall when real interest rates rise, and can rise when real interest rates fall. In addition, the value of these securities may be vulnerable to changes in expectations of inflation. Interest payments on these securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

            TIPS, which are issued by the U.S Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of TIPS increases with inflation and decreases with deflation, as measured by the CPI. When TIPS mature, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 30 years.

            Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of the Portfolio that holds the securities.

            U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

            Zero-Coupon Treasury Securities. Zero-coupon Treasury securities are U.S. Treasury bills, notes and bonds which have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero-coupon security is a debt obligation that does not entitle the holder to any periodic payments prior to maturity but, instead, is issued and traded at a discount from its face amount. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero-coupon securities are generally more volatile than those of interest-bearing securities, and are likely to respond to changes in interest rates to a greater degree than otherwise comparable securities that do pay periodic interest. Current federal tax law requires that a holder (such as a Portfolio) of a zero-coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. As a result, in order to make the distributions necessary for a Portfolio not to be subject to federal income or excise taxes, the Portfolio might be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities if necessary, greater than the total amount of cash that the Portfolio has actually received as interest during the year. The Adviser believes, however, that it is highly unlikely that it would be necessary to liquidate any portfolio securities for this purpose.

            Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal on certain long term treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. However, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).

Variable, Floating and Inverse Floating-Rate Securities
-------------------------------------------------------

            These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Variable Notes
--------------

            Variable amount master demand notes and variable amount floating-rate notes are obligations that permit the investment of fluctuating amounts by a Portfolio at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuate on a weekly basis. These notes permit daily changes in the amounts borrowed. A Portfolio has the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the notes without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value plus accrued interest at any time. Variable amount floating-rate notes are subject to next-day redemption for 14 days after the initial investment therein. With both types of notes, therefore, a Portfolio's right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Portfolio considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Portfolio may invest in them only if, at the time of an investment, the issuer has an outstanding issue of unsecured debt rated Aa3 or better by Moody's or AA- or better by S&P or Fitch.

General
-------

            The Fund has voluntarily agreed that each Portfolio with the ability to invest in foreign issuers will adhere to the foreign security diversification guidelines promulgated by certain State Insurance Departments. Pursuant to these guidelines, each such Portfolio will invest in issuers from a minimum of five different foreign countries. This minimum will be reduced to four different foreign countries when securities of foreign issuers comprise less than 80% of the Portfolio's NAV, three different foreign countries when securities of foreign issuers comprise less than 60% of the Portfolio's NAV, two different foreign countries when securities of foreign issuers comprise less than 40% of the Portfolio's NAV and one foreign country when securities of foreign issuers comprise less than 20% of the Portfolio's NAV. The Fund has also voluntarily agreed that each Portfolio that may invest in securities of foreign issuers will limit its investment in the securities of issuers located in any one country to 20% of the Portfolio's NAV, except that the Portfolio may have an additional 15% of its NAV invested in securities of issuers located in Australia, Canada, France, Japan, the United Kingdom or Germany.

            In addition, the Fund has adopted an investment policy, which is not designated a "fundamental policy" within the meaning of the 1940 Act, of intending to have each Portfolio comply at all times with the diversification requirements prescribed in Section 817(h) of the Code or any successor thereto and the applicable Treasury Regulations thereunder. This policy may be changed upon notice to shareholders of the Fund, but without their approval. For more information, see "Dividends, Distributions and Taxes" below.

Certain Risk and Other Considerations
-------------------------------------

            Borrowing and Use of Leverage. A Portfolio may use borrowings for investment purposes, subject to the restrictions of the 1940 Act. Borrowings by a Portfolio result in leveraging of the Portfolio's shares of common stock. The proceeds of such borrowings will be invested in accordance with the Portfolio's investment objective and policies. A Portfolio may also create leverage through the use of derivatives or use leverage for investment purposes by entering into transactions such as reverse repurchase agreements and forward contracts. This means that the Portfolio uses the cash proceeds made available during the term of these transactions to make investments in other securities.

            Utilization of leverage, which is usually considered speculative, however, involves certain risks to a Portfolio's shareholders. These include a higher volatility of the NAV of a Portfolio's shares of common stock and the relatively greater effect on the NAV of the shares caused by favorable or adverse changes in market conditions or interest rates. So long as a Portfolio is able to realize a net return on the leveraged portion of its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause a Portfolio's shareholders to realize a higher net return than if the Portfolio were not leveraged. However, to the extent that the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on the leveraged portion of a Portfolio's investment portfolio, the benefit of leverage to a Portfolio's shareholders will be reduced, and if the interest expense on borrowings or carrying costs of leveraged transactions were to exceed the net return to shareholders, a Portfolio's use of leverage would result in a lower rate of return than if the Portfolio were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in NAV per share than if a Portfolio were not leveraged. In an extreme case, if a Portfolio's current investment income were not sufficient to meet the interest expense on borrowings or the carrying costs of leveraged transactions, it could be necessary for the Portfolio to liquidate certain of its investments in adverse circumstances, potentially significantly reducing its NAV.

            Certain transactions, such as derivatives transactions, forward commitments, reverse repurchase agreements and short sales involve leverage and may expose a Portfolio to potential losses that, in some cases, may exceed the amount originally invested by the Portfolio. When a Portfolio engages in such transactions, it will, in accordance with guidance provided by the SEC or its staff in, among other things, regulations, interpretative releases and no-action letters, deposit in a segregated account certain liquid assets with a value at least equal to the Portfolio's exposure, on a marked-to-market or on another relevant basis, to the transaction. Transactions for which assets have been segregated will not be considered "senior securities" for purposes of the Portfolio's investment restriction concerning senior securities. The segregation of assets is intended to enable the Portfolio to have assets available to satisfy its obligations with respect to these transactions, but will not limit the Portfolio's exposure to loss. As noted above under "Risks of Derivatives and Other Regulatory Issues - Regulatory Risk", the SEC has recently proposed a rule regarding derivatives and similar transactions. The proposed rule would replace the SEC's guidance on asset segregation with new standardized requirements that may, if adopted, limit the Portfolio's flexibility to enter into these transactions by increasing asset segregation amounts.

            Cyber Security Risk. As the use of the Internet and other technologies has become more prevalent in the course of business, the Portfolios and their service providers, including the Adviser, have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Portfolios or their service providers or the issuers of securities in which the Portfolios invest have the ability to cause disruptions and affect business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed that are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Portfolios do not control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Real Estate Investments
-----------------------

            If a Portfolio, including, in particular, the Real Estate Investment Portfolio, receives rental income or income from the disposition of real property acquired as a result of a default on securities the Portfolio owns, the receipt of such income may adversely affect the Portfolio's ability to retain its tax status as a regulated investment company. Investments by the Real Estate Investment Portfolio in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

Risks of Investments in Foreign Securities
------------------------------------------

            Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments. Investing in securities of non-U.S. companies, which are generally denominated in foreign currencies, and utilization of derivative investment products denominated in, or the value of which is dependent upon movements in the relative value of, a foreign currency, involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. companies. These considerations include changes in exchange rates and exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than are generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

            There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which a Portfolio may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

            It is contemplated that foreign securities will be purchased in OTC markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

            Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which a Portfolio may invest and could adversely affect a Portfolio's assets should these conditions or events recur.


            In June 2016, the United Kingdom ("UK") voted in a referendum to leave the European Union ("EU"). On March 29, 2017, the UK notified the European Council of its intention to withdraw from the EU. It is expected that the UK's withdrawal will be completed within two years of such notification. There is still considerable uncertainty relating to the potential consequences of the withdrawal. During this period and beyond, the impact on the UK and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, Europe and globally, which could have an adverse effect on the value of a Portfolio's investments.


            Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of a Portfolio. Certain countries in which a Portfolio may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

            Certain countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

            Income from certain investments held by a Portfolio could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. A Portfolio's NAV may also be affected by changes in the rates or methods of taxation applicable to that Portfolio or to entities in which that Portfolio has invested. The Adviser generally will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by the Portfolio will not be subject to change. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Portfolio. See "Dividends, Distributions and Taxes".

            Investors should understand that the expense ratio of a fund investing in securities of foreign issuers may be higher than investment companies investing only in domestic securities since, among other things, the cost of maintaining the custody of securities of foreign issuers is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

            For many foreign securities, there are U.S. Dollar-denominated ADRs that are traded in the United States on exchanges or OTC. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, a Portfolio can avoid currency risks which might occur during the settlement period for either purchases or sales.

            Foreign Currency Transactions. A Portfolio may invest in securities denominated in foreign currencies and a corresponding portion of the Portfolio's revenues will be received in such currencies. In addition, a Portfolio may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The dollar equivalent of a Portfolio's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect a Portfolio's income. A Portfolio will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While a Portfolio has this ability, there is no certainty as to whether and to what extent the Portfolio will engage in these practices.

            Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Portfolio's NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent a Portfolio's total assets adjusted to reflect the Portfolio's net position after giving effect to currency transactions is denominated or quoted in the currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.

            A Portfolio will incur costs in connection with conversions between various currencies. A Portfolio may hold foreign currency received in connection with investments when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate.

            If the value of the foreign currencies in which a Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, a Portfolio may be required to liquidate securities in order to make distributions if a Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Portfolio may engage in certain currency hedging transactions, which themselves, involve certain special risks.

            Risks of Forward Currency Exchange Contracts, Foreign Currency Futures Contracts and Options thereon, Options on Foreign Currencies, Over-the-Counter Options on Securities. Transactions in forward currency exchange contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Portfolio. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

            Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which a Portfolio makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur in that market but will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Portfolio from responding to such events in a timely manner.

            Settlements of exercises of OTC forward currency exchange contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

            Unlike transactions entered into by a Portfolio in futures contracts and exchange-traded options, options on foreign currencies, forward currency exchange contracts and OTC options on securities and securities indices may not be traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. Such instruments are instead traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, that are subject to SEC regulation. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment due to the margin and collateral requirements associated with such positions.

            In addition, OTC transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of a Portfolio's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Portfolio. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of OTC contracts, and the Portfolio could be required to retain options purchased or written, or forward currency exchange contracts, until exercise, expiration or maturity. This in turn could limit the Portfolio's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

            Further, OTC transactions are not subject to the guarantee of an exchange clearinghouse, and a Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. The Portfolio will enter into an OTC transaction only with parties whose creditworthiness has been reviewed and found to be satisfactory by the Adviser.

            Transactions in OTC options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. A Portfolio is not able to determine at this time whether or to what extent additional restrictions on the trading of OTC options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by the Portfolio.

            Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

            The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if the OCC determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

--------------------------------------------------------------------------------

                            INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

            Fundamental Investment Policies. The following investment restrictions may not be changed without approval by the vote of (1) 67% or more of the shares of that Portfolio represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares of that Portfolio, whichever is less.

            As a fundamental policy, a Portfolio:

            (a) may not concentrate investments in an industry as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;(1)

--------
(1) The Real Estate Investment Portfolio has not adopted a policy to concentrate investments in any one industry. Although it invests generally in the real estate industry sector, the primary economic characteristics of companies in this sector are materially different. For example, the Real Estate Investment Portfolio invests in equity and mortgage REITs, each of which seeks different types of investments. Equity REITs invest directly in real estate properties, and mortgage REITs make loans to real estate owners and purchase mortgages on real estate. In addition, there are many different types of REITs in which the Real Estate Investment Portfolio may invest, including, for example, those that invest in shopping malls, industrial and office buildings, apartments, warehouses, lodging and hotels, and health care facilities. REITs may also invest in specific regions, states, or countries. Foreign REITs or other non-U.S. real estate investments may have significantly different characteristics than those in the United States.


            (b) may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

            (c) may not make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

            (d) may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

            (e) may purchase or sell commodities or options thereon to the extent permitted by applicable law; and

            (f) may not act as an underwriter of securities, except that a Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

            As a fundamental policy, each Portfolio, other than Global Bond Portfolio, Global Risk Allocation--Moderate Portfolio and Multi-Manager Alternative Strategies Portfolio, is diversified (as that term is defined in the 1940 Act). This means that at least 75% of the Portfolio's assets consist of:

            o     Cash or cash items;

            o     Government securities;

            o     Securities of other investment companies; and

            o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Portfolio.

Non-Fundamental Investment Policies
-----------------------------------

            As a matter of non-fundamental policy, Global Bond Portfolio, Global Risk Allocation--Moderate Portfolio and Multi-Manager Alternative Strategies Portfolio are "non-diversified" investment companies, which means the Portfolios are not limited in the proportion of their assets that may be invested in the securities of a single issuer. This policy may be changed without a shareholder vote. Because Global Bond Portfolio, Global Risk Allocation--Moderate Portfolio and Multi-Manager Alternative Strategies Portfolio are non-diversified investment companies, they may invest in a smaller number of individual issuers than a diversified investment company, and an investment in the Portfolios may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

            As a matter of non-fundamental policy, each Portfolio has adopted a policy that provides that the Portfolio may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Portfolio may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Portfolio may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

--------------------------------------------------------------------------------

                          MANAGEMENT OF THE PORTFOLIOS

--------------------------------------------------------------------------------

The Adviser
-----------

            The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under investment advisory agreements (the "Advisory Agreements") to provide investment advice and, in general, to conduct the management and investment program of each Portfolio under the supervision of the Board, and to serve as the "manager of managers" of the Multi-Manager Alternative Strategies Portfolio. As manager of managers, the Adviser determines the allocations to the Multi-Manager Alternative Strategies Portfolio's sub-advisers, if any, and may also manage a portion of the Portfolio's assets directly. Subject to oversight by the Board, the Adviser has ultimate responsibility for monitoring and coordinating the management of the Multi-Manager Alternative Strategies Portfolio, including monitoring sub-advisers for the Portfolio and ensuring that asset allocations are consistent with the guidelines that have been approved by the Board. The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.


            The Adviser is a leading global investment management firm supervising client accounts with assets as of December 31, 2016, totaling over $480 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide.

            As of December 31, 2016, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:



               AXA and its subsidiaries              63.2%
               AllianceBernstein Holding L.P.        35.6
               Unaffiliated holders                   1.2
                                              ---------------
                                                    100.0%
                                              ================



            AXA is a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries"). AllianceBernstein Holding L.P. ("Holding") is a Delaware limited partnership the units of which ("Holding Units"), are traded publicly on the Exchange under the ticker symbol "AB". As of December 31, 2016, AXA owned approximately 1.5% of the issued and outstanding assignments of beneficial ownership of Holding Units.

            AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Adviser. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. Including both the general partnership and limited partnership interests in Holding and the Adviser, AXA and its subsidiaries had an approximate 63.7% economic interest in the Adviser as of December 31, 2016.


Advisory Agreements and Expenses
--------------------------------

            The Adviser serves as investment manager and adviser of each of the Portfolios, continuously furnishes an investment program for each Portfolio, and manages, supervises and conducts the affairs of each Portfolio, subject to the oversight of the Board.

            Under the Advisory Agreements, the Adviser furnishes advice and recommendations with respect to the Portfolios' portfolios of securities and investments, and provides persons satisfactory to the Board to act as officers of the Fund. Such officers or employees may be employees of the Adviser or of its affiliates.

            The Adviser is, under each Portfolio's Advisory Agreement, responsible for certain expenses incurred by the Portfolios, including, for example, office facilities, and any expenses incurred in promoting the sale of shares of the Portfolios (other than the portion of the promotional expenses borne by the Portfolios in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing prospectuses of the Fund and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities). With respect to Multi-Manager Alternative Strategies Portfolio, the Adviser is also responsible, under that Portfolio's Advisory Agreement, for providing administrative and accounting services to the Portfolio.


            The Fund has under the Advisory Agreements assumed the obligation for payment of all other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. The Advisory Agreements, except the Advisory Agreement for Multi-Manager Alternative Strategies Portfolio, provide for reimbursement to the Adviser of the costs of certain non-advisory services provided to the Fund. Costs currently reimbursed include the costs of the Adviser's personnel performing certain administrative services for the Fund, including clerical, accounting, legal and other services ("administrative services"), and associated overhead costs, such as office space, supplies and information technology. The administrative services are provided to the Fund on a fully-costed basis (i.e., includes each person's total compensation and a factor reflecting the Adviser's total cost relating to that person, including all related overhead expenses). The reimbursement of these costs to the Adviser will be specifically approved by the Board. The following table shows, for the Portfolios listed, the amounts the Adviser received for such services during the fiscal year ended December 31, 2016.


PORTFOLIO                                                  AMOUNT RECEIVED
---------                                                  ---------------

Intermediate Bond Portfolio                                    $49,317
Large Cap Growth Portfolio                                     $49,317
Growth and Income Portfolio                                    $49,319
Growth Portfolio                                               $49,317
International Growth Portfolio                                 $49,317
Global Thematic Growth Portfolio                               $49,317
Small Cap Growth Portfolio                                     $49,399
Real Estate Investment Portfolio                               $49,399
International Value Portfolio                                  $49,399
Small/Mid Cap Value Portfolio                                  $49,399
Value Portfolio                                                $49,399
Balanced Wealth Strategy Portfolio                             $49,399
Dynamic Asset Allocation Portfolio                             $49,317
Global Bond Portfolio*                                         $49,782
Global Risk Allocation--Moderate Portfolio                     $50,449


* Waived by the Adviser.


            The Advisory Agreement, with respect to all Portfolios except Multi-Manager Alternative Strategies Portfolio, continues in effect with respect to each Portfolio, provided that such continuance is specifically approved at least annually by a vote of a majority of each Portfolio's outstanding voting securities or by the Board, including in either case approval by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of such parties, as defined by the 1940 Act. Most recently, continuance of the Advisory Agreement, with respect to all Portfolios except Multi-Manager Alternative Strategies Portfolio, was approved for an additional annual term by the Board, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at meetings held on May 3-5, 2016, August 2-3, 2016 and November 1-3, 2016.

            The Advisory Agreement for Multi-Manager Alternative Strategies Portfolio became effective on December 16, 2015. The Advisory Agreement will continue in effect for two years from its effective date and thereafter from year to year provided that such continuance is specifically approved at least annually by majority vote of the holders of the outstanding voting securities of the Portfolio or by the Directors, and, in either case, by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of any such party at a meeting in person called for the purpose of voting on such matter.


            Any material amendment to the Advisory Agreements must be approved by the vote of a majority of the outstanding securities of the relevant Portfolio and by the vote of a majority of the Directors who are not interested persons of the Fund or the Adviser. The Advisory Agreements are terminable without penalty on 60 days' written notice by a vote of a majority of the outstanding voting securities of each Portfolio, by a vote of a majority of the Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of their assignment. The Advisory Agreements provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

            Certain other clients of the Adviser may have investment objectives and policies similar to those of the Portfolios. The Adviser may, from time to time, make recommendations that result in the purchase or sale of the particular security by its other clients simultaneously with the purchase or sale thereof by one or more Portfolios. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Portfolios. When two or more of the clients of the Adviser (including the Portfolios) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions may be averaged as to price.

            For services rendered by the Adviser under the Advisory Agreement, the Portfolios listed below pay the Adviser the annual percentage rates of the aggregate daily NAV as listed below.

                                        CONTRACTUAL FEE, AS A PERCENTAGE OF THE
PORTFOLIO                               PORTFOLIO'S AGGREGATE NET ASSETS
---------                               ---------------------------------------



Intermediate Bond Portfolio             .45 of 1% of the first $2.5 billion,
                                        .40 of 1% of the excess over $2.5
                                        billion up to $5 billion and .35 of 1%
                                        of the excess over $5 billion

Large Cap Growth Portfolio*             .60 of 1% of the first $2.5 billion,
                                        .50 of 1% of the excess over $2.5
                                        billion up to $5 billion and .45 of 1%
                                        of the excess over $5 billion

Growth and Income Portfolio             .55 of 1% of the first $2.5 billion,
                                        .45 of 1% of the excess over $2.5
                                        billion up to $5 billion and .40 of 1%
                                        of the excess over $5 billion

International Growth Portfolio          .75 of 1% of the first $2.5 billion,
                                        .65 of 1% of the excess over $2.5
                                        billion up to $5 billion and .60 of 1%
                                        of the excess over $5 billion

Growth Portfolio                        .75 of 1% of the first $2.5 billion,
                                        .65 of 1% of the excess over $2.5
                                        billion up to $5 billion and .60 of 1%
                                        of the excess over $5 billion

Global Thematic Growth Portfolio        .75 of 1% of the first $2.5 billion,
                                        .65 of 1% of the excess over $2.5
                                        billion up to $5 billion and .60 of 1%
                                        of the excess over $5 billion

Small Cap Growth Portfolio              .75 of 1% of the first $2.5 billion,
                                        .65 of 1% of the excess over $2.5
                                        billion up to $5 billion and .60 of 1%
                                        of the excess over $5 billion



* Effective February 3, 2017. Prior to February 3, 2017, the Adviser was compensated at an annual rate of .75 of 1% of the first $2.5 billion, .65 of 1% of the excess over $2.5 billion up to $5 billion and .60 of 1% of the excess over $5 billion.


            For services rendered by the Adviser under the Advisory Agreement, the Portfolios listed below pay the Adviser the annual percentage rates of the average daily NAV as listed below.

                                        CONTRACTUAL FEE, AS A PERCENTAGE OF THE
PORTFOLIO                               PORTFOLIO'S AVERAGE NET ASSETS
---------                               ---------------------------------------



Real Estate Investment Portfolio        .55 of 1% of the first $2.5 billion,
                                        .45 of 1% of the excess over $2.5
                                        billion up to $5 billion and .40 of 1%
                                        of the excess over $5 billion

International Value Portfolio           .75 of 1% of the first $2.5 billion,
                                        .65 of 1% of the excess over $2.5
                                        billion up to $5 billion and .60 of 1%
                                        of the excess over $5 billion

Small/Mid Cap Value Portfolio           .75 of 1% of the first $2.5 billion,
                                        .65 of 1% of the excess over $2.5
                                        billion up to $5 billion and .60 of 1%
                                        of the excess over $5 billion

Value Portfolio                         .55 of 1% of the first $2.5 billion,
                                        .45 of 1% of the excess over $2.5
                                        billion up to $5 billion and .40 of 1%
                                        of the excess over $5 billion

Balanced Wealth Strategy Portfolio      .55 of 1% of the first $2.5 billion,
                                        .45 of 1% of the excess over $2.5
                                        billion up to $5 billion and .40 of 1%
                                        of the excess over $5 billion

Dynamic Asset Allocation Portfolio      .70 of 1%

Global Risk Allocation--Moderate        .60 of 1%
  Portfolio

Global Bond Portfolio                   .50 of 1% of the first $2.5 billion,
                                        .45 of 1% of the excess over $2.5
                                        billion up to $5 billion and .40 of 1%
                                        of the excess over $5 billion

Multi-Manager Alternative Strategies    1.90%
  Portfolio


            These fees are accrued daily and paid monthly. The Adviser has contractually agreed for the period from the effective date of the Portfolios' Prospectuses to the effective date of the subsequent Prospectuses incorporating the Portfolios' annual financial statements (the "Period") to waive its fee and bear certain expenses so that total expenses do not exceed, on an annual basis, the percentages of average daily net assets for the share classes of the Portfolios listed below. This fee waiver and/or expense reimbursement agreement automatically extends each year unless the Adviser provides notice to the Portfolios at least 60 days prior to the end of the Period.


                     Portfolio                          Expense Caps
                     ---------                          ------------

International Value Portfolio                       Class A     1.20%
                                                    Class B     1.45%

Small/Mid Cap Value Portfolio                       Class A     1.20%
                                                    Class B     1.45%

Value Portfolio                                     Class A     1.20%
                                                    Class B     1.45%

Balanced Wealth Strategy Portfolio                  Class A      .75%
                                                    Class B     1.00%

Dynamic Asset Allocation Portfolio                  Class A      .85%
                                                    Class B     1.10%


            The following table shows, for the Portfolios listed, the amounts the Adviser received for such services for the last three fiscal years.


                                 FISCAL YEAR END
PORTFOLIO                          DECEMBER 31         AMOUNT RECEIVED
---------                        ---------------       ---------------


Intermediate Bond Portfolio           2014             $     362,166
                                      2015             $     322,798
                                      2016             $     282,594

Large Cap Growth Portfolio            2014             $   3,096,216
                                      2015             $   3,357,846
                                      2016             $   3,094,014

Growth and Income Portfolio           2014             $   4,707,511
                                      2015             $   4,609,822
                                      2016             $   5,073,025

Growth Portfolio                      2014             $     559,706
                                      2015             $     549,437
                                      2016             $     493,849

International Growth Portfolio        2014             $     760,928
                                      2015             $     624,965
                                      2016             $     494,360

Global Thematic Growth                2014             $     995,970
  Portfolio
                                      2015             $     981,829
                                      2016             $     839,934

Small Cap Growth Portfolio            2014             $     588,638
                                      2015             $     480,909
                                      2016             $     286,841

Real Estate Investment                2014             $     264,976
  Portfolio
                                      2015             $     280,612
                                      2016             $     290,021

Small/Mid Cap Value Portfolio         2014             $   4,992,339
                                      2015             $   4,753,253
                                      2016             $   4,460,430

Value Portfolio                       2014             $     677,619
                                      2015             $     555,496
                                      2016             $     442,445

International Value Portfolio         2014             $   5,571,673
                                      2015             $   4,986,705
                                      2016             $   3,997,252

Balanced Wealth Strategy              2014             $   2,088,276
  Portfolio
                                      2015             $   1,956,957
                                      2016             $   1,751,783

Dynamic Asset Allocation
  Portfolio                           2014             $   3,027,986
                                      2015             $   3,609,273
                                      2016             $   3,589,364


            The amounts received in the table above are net of the amounts the Adviser waived under a contractual fee waiver or otherwise. Amounts waived were:

                                                AMOUNT WAIVED UNDER
                                                  CONTRACTUAL FEE
                                                WAIVER OR OTHERWISE
                                                -------------------


Intermediate Bond Portfolio                    2014        $        0
                                               2015        $        0
                                               2016        $        0

Large Cap Growth Portfolio                     2014        $        0
                                               2015        $        0
                                               2016        $    1,101

Growth and Income Portfolio                    2014        $        0
                                               2015        $        0
                                               2016        $    3,677

Growth Portfolio                               2014        $        0
                                               2015        $        0
                                               2016        $      294

International Growth Portfolio                 2014        $        0
                                               2015        $        0
                                               2016        $    1,236

Global Thematic Growth Portfolio               2014        $        0
                                               2015        $        0
                                               2016        $    3,957

Small Cap Growth Portfolio                     2014        $        0
                                               2015        $        0
                                               2016        $    3,038

Real Estate Investment Portfolio               2014        $        0
                                               2015        $        0
                                               2016        $      207

Small/Mid Cap Value Portfolio                  2014        $        0
                                               2015        $        0
                                               2016        $   19,117

Value Portfolio                                2014        $        0
                                               2015        $        0
                                               2016        $      904

International Value Portfolio                  2014        $        0
                                               2015        $        0
                                               2016        $    8,645

Balanced Wealth Strategy Portfolio             2014        $        0
                                               2015        $        0
                                               2016        $    1,194

Dynamic Asset Allocation Portfolio             2014        $    5,544
                                               2015        $        0
                                               2016        $  102,772



GLOBAL BOND PORTFOLIO


            Effective as of April 28, 2015, the Portfolio has contractually agreed to pay a monthly fee to the Adviser at an annualized rate of .50 of 1% of the first $2.5 billion, .45 of 1% of the excess over $2.5 billion up to $5 billion and .40 of 1% of the excess over $5 billion of the Portfolio's average daily net assets. The Adviser has contractually agreed to waive its fee and bear certain expenses so that total expenses (excluding Acquired Fund Fees and Expenses other than the fees and expenses of any AB Mutual Funds in which the Portfolio may invest, interest expense, expenses associated with securities sold short, brokerage commissions and other transaction costs, taxes and extraordinary expenses) do not exceed on an annual basis .64% and .89% of average daily net assets, respectively, for Class A and Class B shares. This fee waiver and/or expense reimbursement agreement may not be terminated before May 1, 2018. Fees waived and expenses borne by the Adviser through April 28, 2016 are subject to reimbursement until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne. No reimbursement payment will be made that would cause the Portfolio's total annualized operating expenses to exceed the amounts listed above. In addition, to the extent not effectively implemented as a result of the expense limitations, the Adviser has contractually agreed to waive its management fees and/or bear Portfolio expenses through May 1, 2018 in an amount equal to the Portfolio's share of all fees and expenses of any AB Mutual Funds in which the Portfolio invests. During the fiscal year or period ended December 31, 2016 and December 31, 2015, the Adviser received $0 and $0, respectively, in management fees from the Portfolio (net of $52,054 and $33,463, respectively, which was waived by the Adviser due to the expense limitation agreement).


GLOBAL RISK ALLOCATION--MODERATE PORTFOLIO


            Effective as of April 28, 2015, the Portfolio has contractually agreed to pay a monthly fee to the Adviser at an annualized rate of .60% of the Portfolio's average daily net assets. The Adviser has contractually agreed to waive its fee and bear certain expenses so that total expenses (excluding interest expense, expenses associated with securities sold short, brokerage commissions and other transaction costs, taxes and extraordinary expenses) do not exceed on an annual basis .75% and 1.00% of average daily net assets, respectively, for Class A and Class B shares. This fee waiver and/or expense reimbursement agreement may not be terminated before May 1, 2018. Fees waived and expenses borne by the Adviser are subject to reimbursement until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne. No reimbursement payment will be made that would cause the Portfolio's total annualized operating expenses to exceed the amounts listed above. During the fiscal year or period ended December 31, 2016 and December 31, 2015, the Adviser received $97,468 and $0, respectively, in management fees from the Portfolio (net of $287,955 and $105,505, respectively, which was waived by the Adviser due to the expense limitation agreement).


MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO


            Effective as of December 16, 2015, the Portfolio has contractually agreed to pay a monthly fee to the Adviser at an annualized rate of 1.90% of the Portfolio's average daily net assets. The Adviser has contractually agreed to waive its fee and bear certain expenses so that total expenses (excluding interest expense, expenses associated with securities sold short, brokerage commissions and other transaction costs, taxes and extraordinary expenses) do not exceed on an annual basis 2.15% and 2.40% of average daily net assets, respectively, for Class A and Class B shares. This fee waiver and/or expense reimbursement agreement may not be terminated before May 1, 2018. Fees waived and expenses borne by the Adviser are subject to reimbursement until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne. No reimbursement payment will be made that would cause the Portfolio's total annualized operating expenses to exceed the amounts listed above. In addition, to the extent not effectively implemented as a result of the expense limitations, the Adviser has contractually agreed through May 1, 2018 to waive its management fees and/or bear Portfolio expenses in an amount equal to the Portfolio's share of all fees and expenses of any AB Mutual Funds in which the Portfolio invests, and to waive its management fee so that the effective management fee payable with respect to Portfolio assets invested in Acquired Funds that are not AB Mutual Funds is 0.20%. During the fiscal year or period ended December 31, 2016 and December 31, 2015, the Adviser received $0 and $0, respectively, in management fees from the Portfolio (net of $18,884 and $779, respectively, which was waived by the Adviser due to the expense limitation agreement).

            In addition, to the extent that a Portfolio invests in AB Government Money Market Portfolio (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Portfolio in an amount equal to the Portfolio's pro rata share of the AB Government Money Market Portfolio's effective management fee. This agreement will remain in effect until May 1, 2018 and will continue thereafter from year to year unless the Adviser provides notice of termination to the Portfolio at least 60 days prior to the end of the period. To the extent that a Portfolio invests securities lending cash collateral in the AB Government Money Market Portfolio, the Adviser has also agreed to waive a portion of the Portfolio's share of the advisory fees of AB Government Money Market Portfolio. In connection with the investment by the Portfolios in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from Intermediate Bond Portfolio, Large Cap Growth Portfolio, Growth and Income Portfolio, Growth Portfolio, International Growth Portfolio, Global Thematic Growth Portfolio, Small Cap Growth Portfolio, Real Estate Investment Portfolio, Small/Mid Cap Value Portfolio, Value Portfolio, International Value Portfolio, Balanced Wealth Strategy Portfolio, Dynamic Asset Allocation Portfolio, Global Bond Portfolio, Global Risk Allocation--Moderate Portfolio and Multi-Manager Alternative Strategies Portfolio, in the amounts of $0, $1,101, $3,677, $294, $1,236, $3,957, $3,038, $207, $19,117, $904, $8,645, $1,194, $102,772, $456,
$40,096 and $0, respectively, for the fiscal year ended December 31, 2016.

            The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to AB Bond Fund, Inc., AB Cap Fund, Inc., AB Core Opportunities Fund, Inc., AB Corporate Shares, AB Discovery Growth Fund, Inc., AB Equity Income Fund, Inc., AB Fixed-Income Shares, Inc., AB Global Bond Fund, Inc., AB Global Real Estate Investment Fund, Inc., AB Global Risk Allocation Fund, Inc., AB Government Exchange Reserves, AB High Income Fund, Inc., AB Institutional Funds, Inc., AB International Growth Fund, Inc., AB Large Cap Growth Fund, Inc., AB Municipal Income Fund, Inc., AB Municipal Income Fund II, AB Relative Value Fund, Inc., AB Sustainable Global Thematic Fund, Inc., AB Trust, AB Unconstrained Bond Fund, Inc., Sanford C. Bernstein Fund, Inc., Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AB Pooling Portfolios and The AB Portfolios, all registered open-end investment companies; and to AB Multi-Manager Alternative Fund, AllianceBernstein Global High Income Fund, Inc., AllianceBernstein National Municipal Income Fund, Inc. and Alliance California Municipal Income Fund, Inc., all registered closed-end investment companies. The registered investment companies for which the Adviser serves as investment adviser are referred to collectively below as the "AB Fund Complex", while all of these investment companies, except the Bernstein Fund, Inc., Sanford C. Bernstein Fund, Inc. and the AB Multi-Manager Alternative Fund, are referred to collectively below as the "AB Funds".


MANAGER OF MANAGERS STRUCTURE

            Subject to the ultimate responsibility of the Board, the Adviser has the responsibility to oversee the Multi-Manager Alternative Strategies Portfolio's sub-advisers (when and if retained) and to recommend their hiring, termination and replacement. The Adviser received exemptive relief from the SEC that permits the Adviser, with respect to the Portfolio, to appoint and replace sub-advisers, and enter into, amend and terminate sub-advisory agreements with sub-advisers, subject to Board approval but without shareholder approval (the "Manager of Managers Structure"). The use of the Manager of Managers Structure with respect to the Portfolio is subject to certain conditions set forth in the SEC exemptive order.

            The Manager of Managers Structure enables the Portfolio to operate with greater efficiency and without incurring the expense and delays associated with obtaining approvals of a new sub-advisory (or trading) agreement. The Manager of Managers Structure does not permit the Adviser's investment management fees to increase without shareholder approval.

Board of Directors Information
------------------------------

            Certain information concerning the Directors is set forth below.


                                                                      PORTFOLIOS
                                                                      IN                     OTHER PUBLIC
                                  PRINCIPAL                           AB FUND                COMPANY
                                  OCCUPATION(S)                       COMPLEX                DIRECTORSHIPS
NAME, ADDRESS*, AGE AND           DURING PAST FIVE YEARS              OVERSEEN               CURRENTLY HELD
(YEAR FIRST ELECTED**)            AND OTHER INFORMATION               BY DIRECTOR            BY DIRECTOR
-----------------------           ---------------------               -----------            --------------
INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.,#         Private Investor since prior to              96            Xilinx, Inc.
Chairman of the Board             2012. Former Chairman and CEO of                           (programmable logic
75                                Dupont Photomasks, Inc.                                    semi-conductors) since
(2005)                            (components of semi-conductor                              2007
                                  manufacturing). He has extensive
                                  operating leadership and venture
                                  capital investing experience,
                                  including five interim or
                                  full-time CEO roles, and prior
                                  service as general partner of
                                  institutional venture capital
                                  partnerships. He also has
                                  extensive non-profit board
                                  leadership experience, and
                                  currently serves on the boards of
                                  two education and science-related
                                  non-profit organizations. He has
                                  served as a director of one AB
                                  Fund since 1992, and director or
                                  trustee of multiple AB Funds
                                  since 2005. He has been Chairman
                                  of the AB Funds since January
                                  2014, and the Chairman of the
                                  Independent Directors Committees
                                  of such AB Funds since February
                                  2014.

John H. Dobkin,#                  Independent Consultant since                 95            None
75                                prior to 2012. Formerly,
(1992)                            President of Save Venice, Inc.
                                  (preservation organization) from
                                  2001-2002; Senior Advisor from
                                  June 1999 - June 2000 and
                                  President of Historic Hudson
                                  Valley (historic preservation)
                                  from December 1989 - May 1999.
                                  Previously, Director of the
                                  National Academy of Design. He
                                  has served as a director or
                                  trustee of various AB Funds since
                                  1992 and as Chairman of the Audit
                                  Committees of a number of such AB
                                  Funds from 2001-2008.

Michael J. Downey,#               Private Investor since prior to              96            The Asia Pacific Fund,
73                                2012. Formerly, managing partner                           Inc. (registered
(2005)                            of Lexington Capital, LLC                                  investment company)
                                  (investment advisory firm) from                            since prior to 2012
                                  December 1997 until December
                                  2003. He served as a Director of
                                  Prospect Acquisition Corp.
                                  (financial services) from 2007
                                  until 2009. From 1987 until
                                  1993, Chairman and CEO of
                                  Prudential Mutual Fund
                                  Management, director of the
                                  Prudential mutual funds and
                                  member of the Executive Committee
                                  of Prudential Securities Inc. He
                                  has served as a director or
                                  trustee of the AB Funds since
                                  2005 and is a director and
                                  chairman of one other registered
                                  investment company.

William H. Foulk, Jr.,#           Investment Adviser and an                    96            None
84                                Independent Consultant since
(1990)                            prior to 2012. Previously, he
                                  was Senior Manager of Barrett
                                  Associates, Inc., a registered
                                  investment adviser. He was
                                  formerly Deputy Comptroller and
                                  Chief Investment Officer of the
                                  State of New York and, prior
                                  thereto, Chief Investment Officer
                                  of the New York Bank for Savings.
                                  He has served as a director or
                                  trustee of various AB Funds since
                                  1983, and was Chairman of the
                                  Independent Directors Committees
                                  of the AB Funds from 2003 until
                                  early February 2014. He served
                                  as Chairman of such AB Funds from
                                  2003 through December 2013. He
                                  is also active in a number of
                                  mutual fund related organizations
                                  and committees.

D. James Guzy,#                   Chairman of the Board of SRC                 93            None
81                                Computers, Inc.
(2005)                            (semi-conductors), with which he
                                  has been associated since prior
                                  to 2012. He served as Chairman of
                                  the Board of PLX Technology
                                  (semi-conductors) since prior to
                                  2012 until November 2013. He was
                                  a director of Intel Corporation
                                  (semi-conductors) from 1969 until
                                  2008, and served as Chairman of
                                  the Finance Committee of such
                                  company for several years until
                                  May 2008. He has served as a
                                  director or trustee of one or
                                  more of the AB Funds since 1982.

Nancy P. Jacklin,#                Private Investor since prior to              96            None
68                                2012. Professorial Lecturer at
(2006)                            the Johns Hopkins School of
                                  Advanced International Studies
                                  (2008-2015).  U.S. Executive
                                  Director of the International
                                  Monetary Fund (which is
                                  responsible for ensuring the
                                  stability of the international
                                  monetary system) (December
                                  2002-May 2006); Partner, Clifford
                                  Chance (1992-2002); Sector
                                  Counsel, International Banking
                                  and Finance, and Associate
                                  General Counsel, Citicorp
                                  (1985-1992); Assistant General
                                  Counsel (International), Federal
                                  Reserve Board of Governors
                                  (1982-1985); and Attorney
                                  Advisor, U.S. Department of the
                                  Treasury (1973-1982). Member of
                                  the Bar of the District of
                                  Columbia and of New York; and
                                  member of the Council on Foreign
                                  Relations. She has served as a
                                  director or trustee of the AB
                                  Funds since 2006 and has been
                                  Chairman of the Governance and
                                  Nominating Committees of the AB
                                  Funds since August 2014.

Carol C. McMullen,#               Managing Director of Slalom                  96            None
61                                Consulting (consulting) since
(2016)                            2014, private investor and member
                                  of the Partners Healthcare
                                  Investment Committee. Formerly,
                                  Director of Norfolk & Dedham
                                  Group (mutual property and
                                  casualty insurance) from 2011
                                  until November 2016; Director of
                                  Partners Community Physicians
                                  Organization (healthcare) from
                                  2014 until December 2016; and
                                  Managing Director of The
                                  Crossland Group (consulting) from
                                  2012 until 2013. She has held a
                                  number of senior positions in the
                                  asset and wealth management
                                  industries, including at Eastern
                                  Bank (where her roles included
                                  President of Eastern Wealth
                                  Management), Thomson Financial
                                  (Global Head of Sales for
                                  Investment Management), and
                                  Putnam Investments (where her
                                  roles included Head of Global
                                  Investment Research). She has
                                  served on a number of private
                                  company and nonprofit boards, and
                                  as a director or trustee of the
                                  AB Funds since June 2016.

Garry L. Moody,#                  Independent Consultant. Formerly,            96            None
65                                Partner, Deloitte & Touche LLP
(2008)                            (1995-2008) where he held a
                                  number of senior positions,
                                  including Vice Chairman, and U.S.
                                  and Global Investment Management
                                  Practice Managing Partner;
                                  President, Fidelity Accounting
                                  and Custody Services Company
                                  (1993-1995), where he was
                                  responsible for accounting,
                                  pricing, custody and reporting
                                  for the Fidelity mutual funds;
                                  and Partner, Ernst & Young LLP
                                  (1975-1993), where he served as
                                  the National Director of Mutual
                                  Fund Tax Services and Managing
                                  Partner of its Chicago Office Tax
                                  department. He is a member of
                                  the Trustee Advisory Board of
                                  BoardIQ, a biweekly publication
                                  focused on issues and news
                                  affecting directors of mutual
                                  funds. He has served as a
                                  director or trustee, and as
                                  Chairman of the Audit Committees,
                                  of the AB Funds since 2008.

Earl D. Weiner,#                  Of Counsel, and Partner prior to             96            None
77                                January 2007, of the law firm
(2007)                            Sullivan & Cromwell LLP, and is a
                                  former member of the ABA Federal
                                  Regulation of Securities
                                  Committee Task Force to draft
                                  editions of the Fund Director's
                                  Guidebook. He also serves as a
                                  director or trustee of various
                                  non-profit organizations and has
                                  served as Chairman or Vice
                                  Chairman of a number of them. He
                                  has served as a director or
                                  trustee of the AB Funds since
                                  2007 and served as Chairman of
                                  the Governance and Nominating
                                  Committees of the AB Funds from
                                  2007 until August 2014.

INTERESTED DIRECTOR

Robert M. Keith,+                 Senior Vice President of the                 96            None
57                                Adviser++ and the head of
(2010)                            AllianceBernstein Investments,
                                  Inc. ("ABI")++ since July 2008;
                                  Director of ABI and President of
                                  the AB Mutual Funds. Previously,
                                  he served as Executive Managing
                                  Director of ABI from December
                                  2006 to June 2008. Prior to
                                  joining ABI in 2006, Executive
                                  Managing Director of Bernstein
                                  Global Wealth Management, and
                                  prior thereto, Senior Managing
                                  Director and Global Head of
                                  Client Service and Sales of the
                                  Adviser's institutional
                                  investment management business
                                  since 2004. Prior thereto, he
                                  was Managing Director and Head of
                                  North American Client Service and
                                  Sales in the Adviser's
                                  institutional investment
                                  management business, with which
                                  he had been associated since
                                  prior to 2004.



--------
* The address for each of the Fund's Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
**    There is no stated term of office for the Fund's Directors.
# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.


+ Mr. Keith is an "interested person", as defined in Section 2(a)(19) of the 1940 Act, of the Fund because of his affiliation with the Adviser.


++    The Adviser and ABI are affiliates of the Fund.


            In addition to the public company directorships currently held by the Directors set forth in the table above, Mr. Turner was a director of SunEdison, Inc. (solar materials and power plants) since prior to 2012 until July 2014, Mr. Downey was a director of The Merger Fund (a registered investment company) since prior to 2012 until 2013, Mr. Guzy served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013, and Mr. Moody was a director of Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) from August 2013 until January 2014.


            The management of the business and affairs of the Fund are overseen by the direction of the Board. Directors who are not "interested persons" of the Fund as defined in the 1940 Act, are referred to as "Independent Directors", and Directors who are "interested persons" of the Fund are referred to as "Interested Directors". Certain information concerning the Fund's governance structure and each Director is set forth below.

            Experience, Skills, Attributes, and Qualifications of the Fund's Directors. The Governance and Nominating Committee of the Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by shareholders at any annual or special meeting of shareholders. In evaluating a candidate for nomination or election as a Director the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Fund. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

            The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. The Board has concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

            In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that the Director should serve (or continue to serve) as a trustee or director of the Fund, is provided in the table above and in the next paragraph.

            Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Fund's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Fund and other AB Funds as noted in the table above: Mr. Dobkin has experience as an executive of a number of organizations and served as Chairman of the Audit Committees of many of the AB Funds from 2001 to 2008; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AB funds and as Chairman of a non-AB closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Comptroller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement
Fund), served as Chairman of the Independent Directors Committees from 2003 until early February 2014, served as Chairman of the AB Funds from 2003 through December 2013, and is active in a number of mutual fund related organizations and committees; Mr. Guzy has experience as a corporate director including as Chairman of a public company and Chairman of the Finance Committee of a large public technology company; Ms. Jacklin has experience as a financial services regulator, as U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), and as a financial services lawyer in private practice, and has served as Chairman of the Governance and Nominating Committees of the AB Funds since August 2014; Mr. Keith has experience as an executive of the Adviser with responsibility for, among other things, the AB Funds; Ms. McMullen has experience as a management consultant and as a director of various private companies and non-profit organizations, as well as extensive asset management experience at a number of companies, including as an executive in the areas of portfolio management, research, and sales and marketing; Mr. Moody has experience as a certified public accountant including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of both the governing council of an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds, and has served as a director or trustee and Chairman of the Audit Committees of the AB Funds since 2008; Mr. Turner has experience as a director (including Chairman and Chief Executive Officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships, and has served as Chairman of the AB Funds since January 2014 and Chairman of the Independent Directors Committees of such AB Funds since February 2014; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies and as director or trustee of various non-profit organizations and Chairman or Vice Chairman of a number of them, and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014. The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.


            Board Structure and Oversight Function. The Board is responsible for oversight of the Fund. The Fund has engaged the Adviser to manage the Fund's Portfolios on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Fund's other service providers in the operations of the Fund in accordance with each Portfolio's investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Fund's charter and bylaws. The Board typically meets in-person at regularly scheduled meetings four times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established three standing committees - the Audit, Governance and Nominating and Independent Directors Committees - and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may, from time to time, engage consultants and other advisors, to assist them in performing their oversight responsibilities.


            An Independent Director serves as Chairman of the Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

            Risk Oversight. The Fund and its Portfolios are subject to a number of risks, including investment, compliance and operational risks, including cyber risks. Day-to-day risk management with respect to the Fund and its Portfolios resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrable and material adverse effects on the Fund or its Portfolios; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.


            Risk oversight forms part of the Board's general oversight of the Portfolios' investment programs and operations and is addressed as part of various regular Board and committee activities. The Fund's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Chief Risk Officer and the Global Heads of Investment Risk and Trading Risk of the Adviser), the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer), the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm, the Adviser's internal legal counsel, the Adviser's Chief Compliance Officer and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and its Portfolios and the Adviser's risk management programs. In addition, the Directors receive regular updates on cyber security matters from the Adviser.


            Not all risks that may affect the Fund and its Portfolios can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Portfolios' goals. As a result of the foregoing and other factors the Fund's and its Portfolios' ability to manage risk is subject to substantial limitations.

            Board Committees. The Board has three standing committees - an Audit Committee, a Governance and Nominating Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating and Independent Directors Committees are identified above.


            The function of the Audit Committee is to assist the Board in its oversight of the Portfolios' accounting and financial reporting policies and practices. The Audit Committee met three times during each Portfolio's most recently completed fiscal year.

            The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board. The Governance and Nominating Committee met three times during each Portfolios' most recently completed fiscal year.

            The Board has adopted a charter for its Governance and Nominating Committee. Pursuant to the charter, the Committee assists the Board in carrying out its responsibilities with respect to governance of the Fund and identifies, evaluates, selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of the Board and its committees, and whether there are health or other reasons that might affect the Director's ability to perform his or her duties. The Committee may consider candidates for nomination as Directors submitted by the Fund's current Board members, officers, the Adviser, shareholders and other appropriate sources.


            Pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a Director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of a Portfolio's common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

            Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Portfolio owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person", information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of each Portfolio of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

            The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

            The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, and the candidate's ability to qualify as an Independent Director. When assessing a candidate for nomination, the Committee considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.


            The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met seven times during the Portfolios' most recently completed fiscal year.


            The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities of funds in the AB Fund Complex owned by each Director are set forth below.


                         DOLLAR RANGE OF
                         EQUITY SECURITIES       AGGREGATE DOLLAR RANGE OF
                         IN THE PORTFOLIOS       EQUITY SECURITIES IN THE AB
                         AS OF                   FUND COMPLEX AS OF
                         DECEMBER 31, 2016*      DECEMBER 31, 2016
                         ------------------      ---------------------------

John H. Dobkin                  None                  Over $100,000
Michael J. Downey               None                  Over $100,000
William H. Foulk, Jr.           None                  Over $100,000
D. James Guzy                   None                  Over $100,000
Nancy P. Jacklin                None                  Over $100,000
Robert M. Keith                 None                      None
Carol C. McMullen               None                  Over $100,000
Garry L. Moody                  None                  Over $100,000
Marshall C. Turner, Jr.         None                  Over $100,000
Earl D. Weiner                  None                  Over $100,000

--------
* The Directors cannot directly invest in the Fund's Portfolios, because direct investments in the Portfolios may be made only by variable annuity and variable life insurance separate accounts.


Officer Information
-------------------

            Certain information concerning the Fund's officers is set forth below.


NAME, ADDRESS* AND        POSITION(S)                PRINCIPAL OCCUPATION
AGE                       HELD WITH FUND             DURING PAST FIVE YEARS
------------------        --------------             ----------------------

Robert M. Keith,          President and Chief        See biography above.
57                        Executive Officer

Philip L. Kirstein,       Senior Vice President and  Senior Vice President and
71                        Independent Compliance     Independent Compliance
                          Officer                    Officer of the AB Funds,
                                                     with which he has been
                                                     associated since 2004.
                                                     Prior thereto, he was Of
                                                     Counsel to Kirkpatrick &
                                                     Lockhart, LLP from October
                                                     2003 to October 2004, and
                                                     General Counsel of Merrill
                                                     Lynch Investment Managers
                                                     L.P. since prior to March
                                                     2003.

Tawhid Ali,               Vice President             Senior Vice President of
46                                                   the Adviser**, with which
                                                     he has been associated
                                                     since prior to 2012.

Bruce K. Aronow,          Vice President             Senior Vice President of
50                                                   the Adviser**, with which
                                                     he has been associated
                                                     since prior to 2012.

Takeo Aso,                Vice President             Senior Vice President of
52                                                   the Adviser**, with which
                                                     he has been associated
                                                     since prior to 2012.

Brian T. Brugman,         Vice President             Senior Vice President of
36                                                   the Adviser**, with which
                                                     he has been associated
                                                     since prior to 2012.

Michael Canter,           Vice President             Senior Vice President of
47                                                   the Adviser**, with which
                                                     he has been associated
                                                     since prior to 2012.

Frank V. Caruso,          Vice President             Senior Vice President and
60                                                   Chief Investment Officer
                                                     of U.S. Growth Equities of
                                                     the Adviser**, with which
                                                     he has been associated
                                                     since prior to 2012.

Paul J. DeNoon,           Vice President             Senior Vice President of
55                                                   the Adviser**, with which
                                                     he has been associated
                                                     since prior to 2012.

Scott A. DiMaggio,        Vice President             Senior Vice President of
45                                                   the Adviser**, with which
                                                     he has been associated
                                                     since prior to 2012.

Vincent C. Dupont,        Vice President             Senior Vice President of
54                                                   the Adviser**, with which
                                                     he has been associated
                                                     since prior to 2012.

John H. Fogarty,          Vice President             Senior Vice President of
47                                                   the Adviser**, with which
                                                     he has been associated
                                                     since prior to 2012.

Eric J. Franco,           Vice President             Senior Vice President of
57                                                   the Adviser**, with which
                                                     he has been associated
                                                     since prior to 2012.

Marc H. Gamsin,           Vice President             Senior Vice President of
61                                                   the Adviser**, with which
                                                     he has been associated
                                                     since prior to 2012.

Cem Inal,                 Vice President             Senior Vice President of
48                                                   the Adviser**, with which
                                                     he has been associated
                                                     since prior to 2012.

Shawn E. Keegan,          Vice President             Senior Vice President of
45                                                   the Adviser**, with which
                                                     he has been associated
                                                     since prior to 2012.

Ajit D. Ketkar,           Vice President             Senior Vice President of
45                                                   the Adviser**, with which
                                                     he has been associated
                                                     since prior to 2012.

N. Kumar Kirpalani,       Vice President             Senior Vice President of
63                                                   the Adviser**, with which
                                                     he has been associated
                                                     since prior to 2012.

Samantha S. Lau,          Vice President             Senior Vice President of
44                                                   the Adviser**, with which
                                                     she has been associated
                                                     since prior to 2012.

Avi Lavi,                 Vice President             Senior Vice President of
50                                                   the Adviser**, with which
                                                     he has been associated
                                                     since prior to 2012.

Daniel J. Loewy,          Vice President             Senior Vice President of
42                                                   the Adviser**, with which
                                                     he has been associated
                                                     since prior to 2012.

James W. MacGregor,       Vice President             Senior Vice President of
49                                                   the Adviser**, with which
                                                     he has been associated
                                                     since prior to 2012.

Christopher H. Nikolich,  Vice President             Senior Vice President of
47                                                   the Adviser**, with which
                                                     he has been associated
                                                     since prior to 2012.

Greg Outcalt,             Vice President             Senior Vice President of
55                                                   the Adviser**, with which
                                                     he has been associated
                                                     since prior to 2012.

Joseph G. Paul,           Vice President             Senior Vice President of
57                                                   the Adviser**, with which
                                                     he has been associated
                                                     since prior to 2012.

Douglas J. Peebles,       Vice President             Senior Vice President of
51                                                   the Adviser**, with which
                                                     he has been associated
                                                     since prior to 2012.

Daniel C. Roarty,         Vice President             Senior Vice President of
45                                                   the Adviser**, with which
                                                     he has been associated
                                                     since prior to 2012.

Karen A. Sesin,           Vice President             Senior Vice President of
58                                                   the Adviser**, with which
                                                     she has been associated
                                                     since prior to 2012.

Matthew S. Sheridan,      Vice President             Senior Vice President of
42                                                   the Adviser**, with which
                                                     he has been associated
                                                     since prior to 2012.

Shri Singhvi,             Vice President             Senior Vice President of
43                                                   the Adviser**, with which
                                                     he has been associated
                                                     since prior to 2012.

Wen-Tse Tseng,            Vice President             Senior Vice President of
51                                                   the Adviser**, with which
                                                     he has been associated
                                                     since prior to 2012.

Greg J. Wilensky,         Vice President             Senior Vice President of
50                                                   the Adviser**, with which
                                                     he has been associated
                                                     since prior to 2012.

Leon Zhu,                 Vice President             Senior Vice President of
49                                                   the Adviser**, with which
                                                     he has been associated
                                                     since prior to 2012.

Vadim Zlotnikov,          Vice President             Senior Vice President of
55                                                   the Adviser**, with which
                                                     he has been associated
                                                     since prior to 2012.

Joseph J. Mantineo,       Treasurer and              Senior Vice President of
58                        Chief Financial            ABIS**, with which he has
                          Officer                    been associated since
                                                     prior to 2012.

Vincent S. Noto,          Chief Compliance Officer   Senior Vice President
52                                                   since 2015 and Mutual Fund
                                                     Chief Compliance Officer
                                                     of the Adviser** since
                                                     2014. Prior thereto, he
                                                     was Vice President and
                                                     Director of Mutual Fund
                                                     Compliance of the
                                                     Adviser** since prior to
                                                     2012.

Emilie D. Wrapp,          Secretary                  Senior Vice President,
61                                                   Assistant General Counsel
                                                     and Assistant Secretary of
                                                     ABI**, with which she has
                                                     been associated since
                                                     prior to 2012.

Phyllis J. Clarke,        Controller and Chief       Vice President of ABIS**,
56                        Accounting Officer         with which she has been
                                                     associated since prior to
                                                     2012.


--------
* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.
**    The Adviser, ABI and ABIS are affiliates of the Fund.


            The Fund's Portfolios do not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund. The aggregate compensation paid by the Fund's Portfolios to each of the Directors during each Portfolio's fiscal year ended December 31, 2016, the aggregate compensation paid to each of the Directors during calendar year 2016 by the AB Fund Complex, and the total number of registered investment companies (and separate investment portfolios within those companies) in the AB Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund or its Portfolios nor any other registered investment company in the AB Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more registered investment companies in the AB Fund Complex.



                            Aggregate            Aggregate            Aggregate              Aggregate
                            Compensation         Compensation         Compensation           Compensation
                            From Intermediate    From Large Cap       From Growth and        From Growth
Name of Director            Bond Portfolio       Growth Portfolio     Income Portfolio       Portfolio
----------------            -----------------    ----------------     ----------------       ------------
John H. Dobkin              $ 2,615              $ 2,615              $ 2,615                $ 2,615
Michael J. Downey           $ 2,615              $ 2,615              $ 2,615                $ 2,615
William H. Foulk, Jr.       $ 2,615              $ 2,615              $ 2,615                $ 2,615
D. James Guzy               $ 2,615              $ 2,615              $ 2,615                $ 2,615
Nancy P. Jacklin            $ 2,780              $ 2,780              $ 2,780                $ 2,780
Robert M. Keith             $     0              $     0              $     0                $     0
Carol C. McMullen*          $ 1,368              $ 1,368              $ 1,368                $ 1,368
Garry L. Moody              $ 2,937              $ 2,936              $ 2,936                $ 2,936
Marshall C. Turner, Jr.     $ 4,404              $ 4,404              $ 4,404                $ 4,404
Earl D. Weiner              $ 2,615              $ 2,615              $ 2,615                $ 2,615



                            Aggregate            Aggregate              Aggregate            Aggregate
                            Compensation         Compensation           Compensation         Compensation
                            From International   From Global Thematic   From Small Cap       From Real Estate
Name of Director            Growth Portfolio     Growth Portfolio       Growth Portfolio     Investment Portfolio
----------------            ------------------   --------------------   ----------------     --------------------
John H. Dobkin              $ 2,615              $ 2,615                $ 2,615              $ 2,615
Michael J. Downey           $ 2,615              $ 2,615                $ 2,615              $ 2,615
William H. Foulk, Jr.       $ 2,615              $ 2,615                $ 2,615              $ 2,615
D. James Guzy               $ 2,615              $ 2,615                $ 2,615              $ 2,615
Nancy P. Jacklin            $ 2,780              $ 2,780                $ 2,780              $ 2,780
Robert M. Keith             $     0              $     0                $     0              $     0
Carol C. McMullen*          $ 1,368              $ 1,368                $ 1,368              $ 1,368
Garry L. Moody              $ 2,937              $ 2,936                $ 2,936              $ 2,936
Marshall C. Turner, Jr.     $ 4,404              $ 4,404                $ 4,404              $ 4,404
Earl D. Weiner              $ 2,615              $ 2,615                $ 2,615              $ 2,615



                            Aggregate            Aggregate              Aggregate             Aggregate
                            Compensation         Compensation           Compensation          Compensation
                            From International   From Small/Mid Cap     From                  From Balanced Wealth
Name of Director            Value Portfolio      Value Portfolio        Value Portfolio       Strategy Portfolio
----------------            ------------------   ------------------     ---------------       --------------------
John H. Dobkin              $ 2,615              $ 2,615                $ 2,615               $ 2,615
Michael J. Downey           $ 2,615              $ 2,615                $ 2,615               $ 2,615
William H. Foulk, Jr.       $ 2,615              $ 2,615                $ 2,615               $ 2,615
D. James Guzy               $ 2,615              $ 2,615                $ 2,615               $ 2,615
Nancy P. Jacklin            $ 2,780              $ 2,780                $ 2,780               $ 2,780
Robert M. Keith             $     0              $     0                $     0               $     0
Carol C. McMullen*          $ 1,368              $ 1,368                $ 1,368               $ 1,368
Garry L. Moody              $ 2,936              $ 2,936                $ 2,936               $ 2,936
Marshall C. Turner, Jr.     $ 4,404              $ 4,404                $ 4,404               $ 4,404
Earl D. Weiner              $ 2,615              $ 2,615                $ 2,615               $ 2,615



                                                                       Aggregate               Aggregate
                            Aggregate               Aggregate          Compensation            Compensation
                            Compensation            Compensation       From Global Risk        From Multi-Manager
                            From Dynamic Asset      From Global        Allocation--            Alternative
Name of Director            Allocation Portfolio    Bond Portfolio     Moderate Portfolio      Strategies Portfolio
----------------            --------------------    --------------     --------------------    --------------------
John H. Dobkin              $ 2,615                 $ 2,615            $ 2,615                  $ 2,615
Michael J. Downey           $ 2,615                 $ 2,615            $ 2,615                  $ 2,615
William H. Foulk, Jr.       $ 2,615                 $ 2,615            $ 2,615                  $ 2,615
D. James Guzy               $ 2,615                 $ 2,615            $ 2,615                  $ 2,615
Nancy P. Jacklin            $ 2,780                 $ 2,780            $ 2,780                  $ 2,780
Robert M. Keith             $     0                 $     0            $     0                  $     0
Carol C. McMullen*          $ 1,368                 $ 1,368            $ 1,368                  $ 1,368
Garry L. Moody              $ 2,936                 $ 2,937            $ 2,937                  $ 2,937
Marshall C. Turner, Jr.     $ 4,404                 $ 4,404            $ 4,404                  $ 4,404
Earl D. Weiner              $ 2,615                 $ 2,615            $ 2,615                  $ 2,615

--------
* Ms. McMullen was elected as a director of the Portfolios effective June 22, 2016.


                                                          Total Number of
                                                          Registered Investment
                                                          Companies in the AB Fund     Total Number of Investment
                                                          Complex, Including the       Portfolios in the AB Fund
                               Total Compensation From    Fund, as to which the        Complex, Including the Fund,
                               the AB Fund Complex,       Director is a                as to which the Director is a
Name of Director               Including the Fund         Director or Trustee          Director or Trustee
----------------               -----------------------    -------------------------    -----------------------------
John H. Dobkin                 $ 285,000                      28                              95
Michael J. Downey              $ 285,000                      28                              96
William H. Foulk, Jr.          $ 285,000                      28                              96
D. James Guzy                  $ 285,000                      28                              93
Nancy P. Jacklin               $ 303,000                      28                              96
Robert M. Keith                $       0                      28                              96
Carol C. McMullen*             $ 147,816                      28                              96
Garry L. Moody                 $ 320,000                      28                              96
Marshall C. Turner, Jr.        $ 480,000                      28                              96
Earl D. Weiner                 $ 285,000                      28                              96


--------
* Ms. McMullen was elected as a director of the Portfolios effective June 22, 2016.


            As of March 2, 2017, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.


Additional Information About The Portfolios' Portfolio Managers
---------------------------------------------------------------

            Additional information regarding the investment professional(s)(2) primarily responsible for the day-to-day management of each Portfolio's portfolio may be found below. For additional information about the portfolio management of each Portfolio, see "Management of the Portfolios - Portfolio Managers" in the Portfolio's Prospectuses.


--------
(2) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular Portfolio will vary from Portfolio to Portfolio.

            None of the investment professionals identified below owned any equity securities of the Portfolio directly or indirectly because shares of the Portfolio are held through the separate accounts of the Insurers.

INTERMEDIATE BOND PORTFOLIO


            The day-to-day management of, and investment decisions for, the Portfolio are made by the Adviser's U.S. Core Fixed Income Investment Team. Mr. Michael Canter, Mr. Shawn E. Keegan, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio.

            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2016.



--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)

--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                      Total Number   Total Assets of  Investment    Investment
                      of Registered  Registered       Companies     Companies
                      Investment     Investment       Managed with  Managed with
                      Companies      Companies        Performance-  Performance-
Portfolio Manager     Managed        Managed          based Fees    based Fees
-----------------     -------------  ---------------  ------------  ------------
Michael Canter            38        $8,765,000,000        None         None
Shawn E. Keegan            2          $435,000,000        None         None
Douglas J. Peebles        29       $14,436,000,000        None         None
Greg J. Wilensky          38        $8,765,000,000        None         None

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Other Pooled  Other Pooled
                    Total Number     Total Assets of  Investment    Investment
                    of Other Pooled  Other Pooled     Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
-----------------   -------------    ---------------  ------------  ------------
Michael Canter          31           $3,085,000,000      None          None
Shawn E. Keegan         31          $40,442,000,000      None          None
Douglas J. Peebles      67           $6,422,000,000      None          None
Greg J. Wilensky        31           $3,085,000,000      None          None

-------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

-------------------------------------------------------------------------------

                                                    Number of      Total Assets
                                                    Other          of Other
                   Total Number    Total Assets     Accounts       Accounts
                   of Other        of Other         Managed with   Managed with
                   Accounts        Accounts         Performance-   Performance-
Portfolio Manager  Managed         Managed          based Fees     based Fees
-----------------  -------------   ---------------  ------------   -------------
Michael Canter        105          $7,522,000,000        3          $640,000,000
Shawn E. Keegan       103         $45,575,000,000        1        $4,716,000,000
Douglas J. Peebles     80         $24,760,000,000        4        $2,515,000,000
Greg J. Wilensky      105          $7,522,000,000        3          $640,000,000



LARGE CAP GROWTH PORTFOLIO


            The management of, and investment decisions for, the Portfolio's portfolio are made by the Adviser's U.S. Large Cap Growth Investment Team. Mr. Frank V. Caruso, Mr. Vincent C. Dupont, Mr. John H. Fogarty and Ms. Karen Sesin are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio.

            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2016.



-------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)

-------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                      Total Number   Total Assets of  Investment    Investment
                      of Registered  Registered       Companies     Companies
                      Investment     Investment       Managed with  Managed with
                      Companies      Companies        Performance-  Performance-
Portfolio Manager     Managed        Managed          based Fees    based Fees
-----------------     -------------  ---------------  ------------  ------------
Frank V. Caruso          30          $12,480,000,000      None         None
Vincent C. Dupont        24           $7,639,000,000      None         None
John H. Fogarty          26           $8,364,000,000      None         None
Karen Sesin              35          $14,357,000,000      None         None

-------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

-------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Other Pooled  Other Pooled
                    Total Number     Total Assets of  Investment    Investment
                    of Other Pooled  Other Pooled     Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
-----------------   -------------    ---------------  ------------  ------------
Frank V. Caruso         17            $2,692,000,000     None           None
Vincent C. Dupont       12            $2,509,000,000     None           None
John H. Fogarty         13            $2,919,000,000     None           None
Karen Sesin             84           $20,768,000,000      1         $184,000,000

-------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

-------------------------------------------------------------------------------

                                                    Number of      Total Assets
                                                    Other          of Other
                   Total Number    Total Assets     Accounts       Accounts
                   of Other        of Other         Managed with   Managed with
                   Accounts        Accounts         Performance-   Performance-
Portfolio Manager  Managed         Managed          based Fees     based Fees
-----------------  -------------   ---------------  ------------   -------------
Frank V. Caruso       28,924       $15,620,000,000     None           None
Vincent C. Dupont      3,100        $1,809,000,000     None           None
John H. Fogarty        3,104        $2,044,000,000     None           None
Karen Sesin            3,119       $16,719,000,000     None           None


GROWTH AND INCOME PORTFOLIO


            Mr. Frank V. Caruso is the investment professional primarily responsible for the day-to-day management of the Portfolio's portfolio.

            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the portfolio manager also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2016.



--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)

--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                      Total Number   Total Assets of  Investment    Investment
                      of Registered  Registered       Companies     Companies
                      Investment     Investment       Managed with  Managed with
                      Companies      Companies        Performance-  Performance-
Portfolio Manager     Managed        Managed          based Fees    based Fees
-----------------     -------------  ---------------  ------------  ------------
Frank V. Caruso           30         $11,818,000,000      None         None

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Other Pooled  Other Pooled
                    Total Number     Total Assets of  Investment    Investment
                    of Other Pooled  Other Pooled     Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
-----------------   -------------    ---------------  ------------  ------------
Frank V. Caruso         17           $2,692,000,000      None           None

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                                                    Other          of Other
                   Total Number    Total Assets     Accounts       Accounts
                   of Other        of Other         Managed with   Managed with
                   Accounts        Accounts         Performance-   Performance-
Portfolio Manager  Managed         Managed          based Fees     based Fees
-----------------  -------------   ---------------  ------------   -------------
Frank V. Caruso      28,924        $15,620,000,000      None          None


GROWTH PORTFOLIO

            The management of, and investment decisions for, the Portfolio's portfolio are made by the Adviser's Growth Investment Team. Mr. Bruce K. Aronow, Mr. Frank V. Caruso and Mr. John H. Fogarty are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.


            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2016.



--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)

--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                      Total Number   Total Assets of  Investment    Investment
                      of Registered  Registered       Companies     Companies
                      Investment     Investment       Managed with  Managed with
                      Companies      Companies        Performance-  Performance-
Portfolio Manager     Managed        Managed          based Fees    based Fees
-----------------     -------------  ---------------  ------------  ------------
Bruce K. Aronow           20          $5,258,000,000      None          None
Frank V. Caruso           30         $12,799,000,000      None          None
John H. Fogarty           26          $8,684,000,000      None          None

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                                                      Other Pooled  Other Pooled
                    Total Number     Total Assets of  Investment    Investment
                    of Other Pooled  Other Pooled     Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
-----------------   -------------    ---------------  ------------  ------------
Bruce K. Aronow        22              $161,000,000      None          None
Frank V. Caruso        17            $2,692,000,000      None          None
John H. Fogarty        13            $2,919,000,000      None          None

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                                                    Other          of Other
                   Total Number    Total Assets     Accounts       Accounts
                   of Other        of Other         Managed with   Managed with
                   Accounts        Accounts         Performance-   Performance-
Portfolio Manager  Managed         Managed          based Fees     based Fees
-----------------  -------------   ---------------  ------------   -------------
Bruce K. Aronow         30         $2,987,000,000        3         $644,000,000
Frank V. Caruso       28,924      $15,620,000,000      None            None
John H. Fogarty        3,104       $2,044,000,000      None            None


GLOBAL THEMATIC GROWTH PORTFOLIO

            The day-to-day management of, and investment decisions for, the Portfolio's portfolio are made by the Adviser's Global Growth and Thematic Investment Team. Mr. Daniel C. Roarty is the investment professional with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.


            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the portfolio manager also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2016.



--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)

--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                      Total Number   Total Assets of  Investment    Investment
                      of Registered  Registered       Companies     Companies
                      Investment     Investment       Managed with  Managed with
                      Companies      Companies        Performance-  Performance-
Portfolio Manager     Managed        Managed          based Fees    based Fees
-----------------     -------------  ---------------  ------------  ------------
Daniel C. Roarty          28          $5,250,000,000      None         None

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Other Pooled  Other Pooled
                    Total Number     Total Assets of  Investment    Investment
                    of Other Pooled  Other Pooled     Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
-----------------   -------------    ---------------  ------------  ------------
Daniel C. Roarty        65           $21,598,000,000       2        $184,000,000

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                                                    Other          of Other
                   Total Number    Total Assets     Accounts       Accounts
                   of Other        of Other         Managed with   Managed with
                   Accounts        Accounts         Performance-   Performance-
Portfolio Manager  Managed         Managed          based Fees     based Fees
-----------------  -------------   ---------------  ------------   -------------
Daniel C. Roarty      243          $15,914,000,000     None           None




INTERNATIONAL GROWTH PORTFOLIO

            The management of, and investment decisions for, the Portfolio's portfolio are made by the Adviser's Global Growth and Thematic Investment Team. Mr. Daniel C. Roarty is the investment professional with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.


            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the portfolio manager also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2016.



--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)

--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                      Total Number   Total Assets of  Investment    Investment
                      of Registered  Registered       Companies     Companies
                      Investment     Investment       Managed with  Managed with
                      Companies      Companies        Performance-  Performance-
Portfolio Manager     Managed        Managed          based Fees    based Fees
-----------------     -------------  ---------------  ------------  ------------
Daniel C. Roarty          28         $5,298,000,000      None          None

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Other Pooled  Other Pooled
                    Total Number     Total Assets of  Investment    Investment
                    of Other Pooled  Other Pooled     Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
-----------------   -------------    ---------------  ------------  ------------
Daniel C. Roarty        65           $21,598,000,000       2        $184,000,000

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                                                    Other          of Other
                   Total Number    Total Assets     Accounts       Accounts
                   of Other        of Other         Managed with   Managed with
                   Accounts        Accounts         Performance-   Performance-
Portfolio Manager  Managed         Managed          based Fees     based Fees
-----------------  -------------   ---------------  ------------   -------------
Daniel C. Roarty       243         $15,914,000,000     None           None


SMALL CAP GROWTH PORTFOLIO

            The management of, and investment decisions for, the Portfolio's portfolio are made by the Small Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. N. Kumar Kirpalani, Ms. Samantha Lau and Mr. Wen-Tse Tseng are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.


            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2016.



--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)

--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                      Total Number   Total Assets of  Investment    Investment
                      of Registered  Registered       Companies     Companies
                      Investment     Investment       Managed with  Managed with
                      Companies      Companies        Performance-  Performance-
Portfolio Manager     Managed        Managed          based Fees    based Fees
-----------------     -------------  ---------------  ------------  ------------
Bruce K. Aronow           20          $5,282,000,000     None          None
N. Kumar Kirpalani        18          $4,557,000,000     None          None
Samantha Lau              18          $4,557,000,000     None          None
Wen-Tse Tseng             18          $4,557,000,000     None          None

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Other Pooled  Other Pooled
                    Total Number     Total Assets of  Investment    Investment
                    of Other Pooled  Other Pooled     Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
-----------------   -------------    ---------------  ------------  ------------
Bruce K. Aronow         22             $161,000,000       None         None
N. Kumar Kirpalani      18             $161,000,000       None         None
Samantha Lau            18             $161,000,000       None         None
Wen-Tse Tseng           18             $161,000,000       None         None

-------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

-------------------------------------------------------------------------------

                                                    Number of      Total Assets
                                                    Other          of Other
                   Total Number    Total Assets     Accounts       Accounts
                   of Other        of Other         Managed with   Managed with
                   Accounts        Accounts         Performance-   Performance-
Portfolio Manager  Managed         Managed          based Fees     based Fees
-----------------  -------------   ---------------  ------------   -------------
Bruce K. Aronow        30          $2,987,000,000         3         $644,000,000
N. Kumar Kirpalani     26          $2,571,000,000         3         $644,000,000
Samantha Lau           26          $2,571,000,000         3         $644,000,000
Wen-Tse Tseng          26          $2,571,000,000         3         $644,000,000


REAL ESTATE INVESTMENT PORTFOLIO


            The management of, and investment decisions for, the Portfolio's portfolio are made by the REIT Senior Investment Management Team. Mr. Eric J. Franco and Mr. Ajit Ketkar are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.

            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2016.



--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)

--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                      Total Number   Total Assets of  Investment    Investment
                      of Registered  Registered       Companies     Companies
                      Investment     Investment       Managed with  Managed with
                      Companies      Companies        Performance-  Performance-
Portfolio Manager     Managed        Managed          based Fees    based Fees
-----------------     -------------  ---------------  ------------  ------------
Eric J. Franco            28         $935,000,000       None         None
Ajit Ketkar               28         $935,000,000       None         None

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Other Pooled  Other Pooled
                    Total Number     Total Assets of  Investment    Investment
                    of Other Pooled  Other Pooled     Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
-----------------   -------------    ---------------  ------------  ------------
Eric J. Franco         42             $989,000,000        None          None
Ajit Ketkar            42             $989,000,000        None          None

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                                                    Other          of Other
                   Total Number    Total Assets     Accounts       Accounts
                   of Other        of Other         Managed with   Managed with
                   Accounts        Accounts         Performance-   Performance-
Portfolio Manager  Managed         Managed          based Fees     based Fees
-----------------  -------------   ---------------  ------------   -------------
Eric J. Franco          5            $245,000,000       None          None
Ajit Ketkar             5            $245,000,000       None          None


INTERNATIONAL VALUE PORTFOLIO


            The management of, and investment decisions for, the Portfolio's portfolio are made by the International Value Senior Investment Management Team. Mr. Takeo Aso, Mr. Avi Lavi and Mr. Tawhid Ali are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.

            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities.(3) The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2016.


--------
(3) Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of eleven model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to tax considerations, cash flows due to the frequency and amount of investments, the client's country of residence and currency strategies related thereto, and/or client-imposed investment restrictions regarding particular types of companies or industries.


--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)

--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                      Total Number   Total Assets of  Investment    Investment
                      of Registered  Registered       Companies     Companies
                      Investment     Investment       Managed with  Managed with
                      Companies      Companies        Performance-  Performance-
Portfolio Manager     Managed        Managed          based Fees    based Fees
-----------------     -------------  ---------------  ------------  ------------
Tawhid Ali                30         $4,241,000,000      None          None
Takeo Aso                 30         $3,771,000,000      None          None
Avi Lavi                  34         $6,618,000,000      None          None

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Other Pooled  Other Pooled
                    Total Number     Total Assets of  Investment    Investment
                    of Other Pooled  Other Pooled     Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
-----------------   -------------    ---------------  ------------  ------------
Tawhid Ali              32           $2,699,000,000        1         $94,000,000
Takeo Aso               27           $1,258,000,000        1         $94,000,000
Avi Lavi                34           $1,387,000,000        1         $94,000,000

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                                                    Other          of Other
                   Total Number    Total Assets     Accounts       Accounts
                   of Other        of Other         Managed with   Managed with
                   Accounts        Accounts         Performance-   Performance-
Portfolio Manager  Managed         Managed          based Fees     based Fees
-----------------  -------------   ---------------  ------------   -------------
Tawhid Ali          43            $7,564,000,000       1           $348,000,000
Takeo Aso           34            $6,947,000,000       1           $348,000,000
Avi Lavi            35            $6,963,000,000       1           $348,000,000


SMALL/MID CAP VALUE PORTFOLIO

            The management of, and investment decisions for, the Portfolio's portfolio are made by the Small/Mid Cap Value Senior Investment Management Team. Mr. James W. MacGregor, Mr. Joseph G. Paul and Mr. Shri Singhvi are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.


            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2016.



--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)

--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                      Total Number   Total Assets of  Investment    Investment
                      of Registered  Registered       Companies     Companies
                      Investment     Investment       Managed with  Managed with
                      Companies      Companies        Performance-  Performance-
Portfolio Manager     Managed        Managed          based Fees    based Fees
-----------------     -------------  ---------------  ------------  ------------
James W. MacGregor        25         $5,771,000,000      None          None
Joseph G. Paul            17         $6,681,000,000      None          None
Shri Singhvi              25         $5,771,000,000      None          None

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Other Pooled  Other Pooled
                    Total Number     Total Assets of  Investment    Investment
                    of Other Pooled  Other Pooled     Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
-----------------   -------------    ---------------  ------------  ------------
James W. MacGregor      36            $709,000,000       None          None
Joseph G. Paul          15            $444,000,000       None          None
Shri Singhvi            34            $547,000,000       None          None

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                                                    Other          of Other
                   Total Number    Total Assets     Accounts       Accounts
                   of Other        of Other         Managed with   Managed with
                   Accounts        Accounts         Performance-   Performance-
Portfolio Manager  Managed         Managed          based Fees     based Fees
-----------------  -------------   ---------------  ------------   -------------
James W. MacGregor      42         $1,584,000,000       None          None
Joseph G. Paul        29,697      $16,701,000,000       None          None
Shri Singhvi            42         $1,584,000,000       None          None


VALUE PORTFOLIO

            The management of, and investment decisions for, the Portfolio's portfolio are made by the U.S. Value Senior Investment Management Team. Mr. Cem Inal and Mr. Joseph G. Paul are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.


            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities.(4) The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2016.


--------
(4) Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of three model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to tax considerations, cash flows due to the frequency and amount of investments, the client's country of residence and currency strategies related thereto, and/or client-imposed investment restrictions regarding particular types of companies or industries.


--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)

--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                      Total Number   Total Assets of  Investment    Investment
                      of Registered  Registered       Companies     Companies
                      Investment     Investment       Managed with  Managed with
                      Companies      Companies        Performance-  Performance-
Portfolio Manager     Managed        Managed          based Fees    based Fees
-----------------     -------------  ---------------  ------------  ------------
Cem Inal                  12         $2,484,000,000       None         None
Joseph G. Paul            16         $6,600,000,000       None         None

--------------------------------------------------------------------------------

                       OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Other Pooled  Other Pooled
                    Total Number     Total Assets of  Investment    Investment
                    of Other Pooled  Other Pooled     Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
-----------------   -------------    ---------------  ------------  ------------
Cem Inal                10            $261,000,000        None         None
Joseph G. Paul          15            $444,000,000        None         None

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                                                    Other          of Other
                   Total Number    Total Assets     Accounts       Accounts
                   of Other        of Other         Managed with   Managed with
                   Accounts        Accounts         Performance-   Performance-
Portfolio Manager  Managed         Managed          based Fees     based Fees
-----------------  -------------   ---------------  ------------   -------------
Cem Inal              3,876        $3,105,000,000      None            None
Joseph G. Paul       29,697       $16,701,000,000      None            None


BALANCED WEALTH STRATEGY PORTFOLIO

            The management of, and investment decisions for, the Portfolio's portfolio are made by the Multi-Asset Solutions Team. Mr. Daniel J. Loewy, Mr. Christopher H. Nikolich and Mr. Vadim Zlotnikov are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.


            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day responsibilities for coordinating investments. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2016.



--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                      (excluding the referenced Portfolio)

--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                      Total Number   Total Assets of  Investment    Investment
                      of Registered  Registered       Companies     Companies
                      Investment     Investment       Managed with  Managed with
                      Companies      Companies        Performance-  Performance-
Portfolio Manager     Managed        Managed          based Fees    based Fees
-----------------     -------------  ---------------  ------------  ------------
Daniel J. Loewy           19         $13,790,000,000     None          None
Christopher H. Nikolich   11            $375,000,000     None          None
Vadim Zlotnikov           49         $14,935,000,000     None          None

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Other Pooled  Other Pooled
                    Total Number     Total Assets of  Investment    Investment
                    of Other Pooled  Other Pooled     Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
-----------------   -------------    ---------------  ------------  ------------
Daniel J. Loewy          191         $17,679,000,000      None          None
Christopher H. Nikolich  190         $17,119,000,000      None          None
Vadim Zlotnikov          193         $17,785,000,000      None          None

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                                                    Other          of Other
                   Total Number    Total Assets     Accounts       Accounts
                   of Other        of Other         Managed with   Managed with
                   Accounts        Accounts         Performance-   Performance-
Portfolio Manager  Managed         Managed          based Fees     based Fees
-----------------  -------------   ---------------  ------------   -------------
Daniel J. Loewy           24       $20,686,000,000      None            None
Christopher H. Nikolich   20       $14,990,000,000      None            None
Vadim Zlotnikov           83       $29,658,000,000       23       $7,013,000,000


DYNAMIC ASSET ALLOCATION Portfolio

            The management of, and investment decisions for, the Portfolio's portfolio are made by the Adviser's Dynamic Asset Allocation Team. Mr. Brian T. Brugman, Mr. Daniel J. Loewy and Mr. Vadim Zlotnikov are the investment professionals primarily responsible for the day-to-day management of the Portfolio's portfolio.


            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2016.



--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)

--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                      Total Number   Total Assets of  Investment    Investment
                      of Registered  Registered       Companies     Companies
                      Investment     Investment       Managed with  Managed with
                      Companies      Companies        Performance-  Performance-
Portfolio Manager     Managed        Managed          based Fees    based Fees
-----------------     -------------  ---------------  ------------  ------------
Brian T. Brugman           3         $12,785,000,000      None         None
Daniel J. Loewy           19         $13,790,000,000      None         None
Vadim Zlotnikov           49         $14,935,000,000      None         None

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Other Pooled  Other Pooled
                    Total Number     Total Assets of  Investment    Investment
                    of Other Pooled  Other Pooled     Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
-----------------   -------------    ---------------  ------------  ------------
Brian T. Brugman         None            None             None         None
Daniel J. Loewy          190         $17,119,000,000      None         None
Vadim Zlotnikov          192         $17,225,000,000      None         None

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                                                    Other          of Other
                   Total Number    Total Assets     Accounts       Accounts
                   of Other        of Other         Managed with   Managed with
                   Accounts        Accounts         Performance-   Performance-
Portfolio Manager  Managed         Managed          based Fees     based Fees
-----------------  -------------   ---------------  ------------   -------------
Brian T. Brugman       4            $5,697,000,000     None            None
Daniel J. Loewy       24           $20,686,000,000     None            None
Vadim Zlotnikov       83           $29,658,000,000      23        $7,013,000,000


GLOBAL BOND PORTFOLIO

            The day-to-day management of, and investment decisions for, the Portfolio are made by the Adviser's Global Fixed Income Investment Team. Mr. Paul J. DeNoon, Mr. Scott A. DiMaggio, Mr. Douglas J. Peebles and Mr. Matthew S. Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio.


            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2016.



--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)

--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                      Total Number   Total Assets of  Investment    Investment
                      of Registered  Registered       Companies     Companies
                      Investment     Investment       Managed with  Managed with
                      Companies      Companies        Performance-  Performance-
Portfolio Manager     Managed        Managed          based Fees    based Fees
-----------------     -------------  ---------------  ------------  ------------
Paul J. DeNoon            19          $9,763,000,000      None         None
Scott A. DiMaggio         26         $14,009,000,000      None         None
Douglas J. Peebles        28         $14,436,000,000      None         None
Matthew S. Sheridan       34         $18,573,000,000      None         None

--------------------------------------------------------------------------------

                      OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Other Pooled  Other Pooled
                    Total Number     Total Assets of  Investment    Investment
                    of Other Pooled  Other Pooled     Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
-----------------   -------------    ---------------  ------------  ------------
Paul J. DeNoon          56           $34,576,000,000      None         None
Scott A. DiMaggio       59            $3,426,000,000      None         None
Douglas J. Peebles      67            $6,422,000,000      None         None
Matthew S. Sheridan     79           $33,211,000,000      None         None

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                                                    Other          of Other
                   Total Number    Total Assets     Accounts       Accounts
                   of Other        of Other         Managed with   Managed with
                   Accounts        Accounts         Performance-   Performance-
Portfolio Manager  Managed         Managed          based Fees     based Fees
-----------------  -------------   ---------------  ------------   -------------
Paul J. DeNoon         16           $8,952,000,000       2          $982,000,000
Scott A. DiMaggio      61          $22,415,000,000       4        $2,515,000,000
Douglas J. Peebles     80          $24,760,000,000       4        $2,515,000,000
Matthew S. Sheridan    45          $20,077,000,000       4        $2,515,000,000


GLOBAL RISK ALLOCATION--MODERATE PORTFOLIO

            The management of, and investment decisions for, the Portfolio's portfolio are made by the Adviser's Quantitative Investment Strategies Team. Mr. Daniel J. Loewy and Mr. Leon Zhu are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio.


            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2016.



--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)

--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                      Total Number   Total Assets of  Investment    Investment
                      of Registered  Registered       Companies     Companies
                      Investment     Investment       Managed with  Managed with
                      Companies      Companies        Performance-  Performance-
Portfolio Manager     Managed        Managed          based Fees    based Fees
-----------------     -------------  ---------------  ------------  ------------
Daniel J. Loewy           18         $13,771,000,000      None         None
Leon Zhu                   1             $44,000,000      None         None

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Other Pooled  Other Pooled
                    Total Number     Total Assets of  Investment    Investment
                    of Other Pooled  Other Pooled     Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
-----------------   -------------    ---------------  ------------  ------------
Daniel J. Loewy         191          $17,679,000,000      None         None
Leon Zhu               None              None             None         None

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                                                    Other          of Other
                   Total Number    Total Assets     Accounts       Accounts
                   of Other        of Other         Managed with   Managed with
                   Accounts        Accounts         Performance-   Performance-
Portfolio Manager  Managed         Managed          based Fees     based Fees
-----------------  -------------   ---------------  ------------   -------------
Daniel J. Loewy        24          $20,686,000,000     None           None
Leon Zhu              None              None           None           None


MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO

            The management of, and investment decisions for, the Portfolio's portfolio are made by the Adviser's Multi-Manager Alternative Team. Mr. Marc H. Gamsin and Mr. Greg Outcalt are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio.


            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2016.



--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                             (excluding the Fund)

--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                      Total Number   Total Assets of  Investment    Investment
                      of Registered  Registered       Companies     Companies
                      Investment     Investment       Managed with  Managed with
                      Companies      Companies        Performance-  Performance-
Portfolio Manager     Managed        Managed          based Fees    based Fees
-----------------     -------------  ---------------  ------------  ------------
Marc H. Gamsin             8          $1,626,000,000      None          None
Greg Outcalt               8          $1,626,000,000      None          None

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Other Pooled  Other Pooled
                    Total Number     Total Assets of  Investment    Investment
                    of Other Pooled  Other Pooled     Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
-----------------   -------------    ---------------  ------------  ------------
Marc H. Gamsin          13            $1,365,000,000     None          None
Greg Outcalt            13            $1,365,000,000     None          None

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                                                    Other          of Other
                   Total Number    Total Assets     Accounts       Accounts
                   of Other        of Other         Managed with   Managed with
                   Accounts        Accounts         Performance-   Performance-
Portfolio Manager  Managed         Managed          based Fees     based Fees
-----------------  -------------   ---------------  ------------   -------------
Marc H. Gamsin        None             None             None           None
Greg Outcalt          None             None             None           None


Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

            As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

            Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain funds managed by the Adviser. The Adviser's Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

            Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for clients of the Adviser and is generally not tied specifically to the performance of any particular client's account, nor is it generally tied directly to the level or change in level of assets under management.

            Allocating Investment Opportunities. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

            The Adviser's procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

Portfolio Manager Compensation
------------------------------

            The Adviser's compensation program for portfolio managers is designed to align with clients' interests, emphasizing each portfolio manager's ability to generate long-term investment success for the Adviser's clients, including the Portfolios. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

            Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein's 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm's Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm's Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

            The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

            The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Portfolios' Prospectuses and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Portfolios do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

            Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers' compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

            The Adviser emphasizes four behavioral competencies--relentlessness, ingenuity, team orientation and accountability--that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

--------------------------------------------------------------------------------

                           EXPENSES OF THE PORTFOLIOS

--------------------------------------------------------------------------------

Distribution Services Agreement
-------------------------------

            The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABI, the Fund's principal underwriter, to permit ABI to distribute the Portfolios' shares and to permit each Portfolio of the Fund to pay distribution services fees to defray expenses associated with distribution of its Class B shares in accordance with a plan of distribution that is included in the Agreement and that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the SEC under the 1940 Act (the "Plan").

            In approving the Plan, the Directors determined that there was a reasonable likelihood that the Plan would benefit each Portfolio and its Class B shareholders. The Adviser may, from time to time, and from its own funds or such other resources as may be permitted by rules of the SEC, make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.


            The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved at least annually by a majority of the Independent Directors of the Fund who have no direct or indirect financial interest in the operation of the Plan or in any agreement relating to the Plan ("Qualified Directors") and by a vote of a majority of the entire Board at a meeting called for that purpose. Most recently, continuance of the Agreement was approved for an additional annual term by the Board, including a majority of the Directors who are not parties to the Agreement or interested persons of such party, at a meeting held on May 3-5, 2016.


            All material amendments to the Plan will become effective only on approval as specified in the preceding paragraph and the Plan may not be amended in order to materially increase the costs that the Portfolios may bear pursuant to the Plan without the approval of a majority of the holders of the outstanding voting shares of the Class B shares of the Portfolios.

            The Agreement may be terminated with respect to a Portfolio (i) by ABI or (ii) by a Portfolio without payment of any penalty upon the vote of a majority of the outstanding voting securities of the Portfolio, voting separately by class, or by vote of a majority of the Qualified Directors. To terminate an Agreement, any party must give the other 60 days' written notice; to terminate a Plan only, a Portfolio is not required to give prior notice to ABI. The Agreement will terminate automatically in the event of an assignment. The Plan is of a type known as a "compensation plan", which means that it compensates the distributor for services rendered even if the amount paid exceeds the distributor's expenses.

            In the event that the Agreement is terminated by either party or not continued with respect to the Class B shares of a Portfolio, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to ABI with respect to Class B shares of such Portfolio and
(ii) the Fund would not be obligated to pay ABI for any amounts expended under the Agreement not previously recovered by ABI from distribution services fees in respect of shares of such class.


            During the fiscal year ended December 31, 2016, the Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in aggregate amounts as described in the table below.


                                                         Percentage per annum of
                                                         the aggregate average
                                Distribution services    daily net assets
                                fees for expenditures    attributable
Fund                            payable to ABI           to Class B shares
----                            ---------------------    -----------------------


Intermediate Bond Portfolio              $41,580              .25%

Large Cap Growth Portfolio              $583,361              .25%

Growth and Income Portfolio           $1,937,263              .25%

Growth Portfolio                         $99,637              .25%

International Growth Portfolio           $91,341              .25%

Global Thematic Growth
Portfolio                               $208,325              .25%

Small Cap Growth Portfolio               $41,501              .25%

Real Estate Investment
Portfolio                                $39,904              .25%

International Value Portfolio         $1,219,053              .25%

Small/Mid Cap Value Portfolio           $994,309              .25%

Value Portfolio                         $197,998              .25%

Balanced Wealth Strategy
Portfolio                               $717,511              .25%

Dynamic Asset Allocation
Portfolio                             $1,317,583              .25%

Global Bond Portfolio                        $34              .25%

Global Risk Allocation--Moderate
Portfolio                               $160,567              .25%

Multi-Manager Alternative
Strategies Portfolio                         $25              .25%

            For the fiscal year ended December 31, 2016, expenses incurred by each Portfolio and costs allocated to each Portfolio in connection with activities primarily intended to result in the sale of Class B shares were as follows:

                          Intermediate     Large Cap            Growth and
Category of Expense       Bond Portfolio   Growth Portfolio     Income Portfolio
-------------------       --------------   ----------------     ----------------

Advertising/Marketing           $21             $304               $757

Printing and Mailing             30              437              1,369
of Prospectuses and
Semi-Annual and Annual
Reports to Other Than
Current Shareholders

Compensation to
Underwriters                 41,334          582,045          1,945,936

Compensation to Dealers      36,518          528,612          1,562,542

Compensation to Sales         2,776           38,278            129,581
Personnel

Interest, Carrying or             0                0                  0
Other Financing Charges

Other (includes personnel     1,802           25,078             84,333
costs of those home
office employees involved
in the distribution
effort and the
travel-related expenses
incurred by the marketing
personnel conducting
seminars)

Totals                      $82,481       $1,174,754         $3,724,518


                                                      Global         Small
                                   International      Thematic       Cap
Category of           Growth       Growth             Growth         Growth
Expense               Portfolio    Portfolio          Portfolio      Portfolio
-----------           ---------    -------------      ---------      ---------

Advertising/              $50             $45           $103             $21
Marketing

Printing and               73              67            151              31
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders

Compensation to        99,636          91,326        208,311          41,378
Underwriters

Compensation to        88,329          82,184        184,681          39,712
Dealers

Compensation to         6,593           6,010         13,777           2,734
Sales Personnel

Interest, Carrying          0               0              0               0
or Other Financing
Charges

Other (includes         4,297           3,934          8,979           1,791
personnel costs of
those home office
employees involved
in the
distribution
effort and the
travel-related
expenses incurred
by the marketing
personnel
conducting
seminars)

Totals               $198,978        $183,566       $416,002         $85,667


                     Real Estate   International
Category of          Investment    Value           Small/Mid Cap     Value
Expense              Portfolio     Portfolio       Value Portfolio   Portfolio
-----------          -----------   -------------   ---------------   ---------

Advertising/             $17            $631            $449             $99
Marketing

Printing and              28             886             707             144
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other than
Current
Shareholders

Compensation to       39,772       1,218,671         994,645         197,976
Underwriters

Compensation to       32,525       1,093,745         839,189         175,340
Dealers

Compensation to        2,652          80,782          66,381          13,156
Sales Personnel

Interest,                  0               0               0               0
Carrying or Other
Financing Charges

Other (includes        1,727          52,463          42,953           8,538
personnel costs
of those home
office employees
involved in the
distribution
effort and the
travel-related
expenses incurred
by the marketing
personnel
conducting
seminars)

Totals               $76,721      $2,447,178      $1,944,324        $395,253


                Balanced    Dynamic                  Global Risk   Multi-Manager
                Wealth      Asset        Global      Allocation--  Alternative
Category of     Strategy    Allocation   Bond        Moderate      Strategies
Expense         Portfolio   Portfolio    Portfolio   Portfolio     Portfolio
-----------     ---------   ----------   ---------   -----------   -------------

Advertising/        $354         $618          $0          $65             $0
Marketing

Printing and         521          942           0          111              0
Mailing of
Prospectuses
and Semi-Annual
and Annual
Reports to
Other than
Current
Shareholders

Compensation to  717,599     1,317,604          0      159,170              0
Underwriters

Compensation to  627,611     1,106,106          0        2,235              0
Dealers

Compensation to   47,529        87,855          1       10,778              0
Sales Personnel

Interest,              0             0          0            0              0
Carrying or
Other Financing
Charges

Other (includes   30,966         57,036         0        6,971              0
personnel costs
of those home
office
employees
involved in the
distribution
effort and the
travel-related
expenses
incurred by the
marketing
personnel
conducting
seminars)

Totals         $1,424,580     $2,570,161       $1     $179,330            $0


--------------------------------------------------------------------------------

                       PURCHASE AND REDEMPTION OF SHARES

--------------------------------------------------------------------------------

            The following information supplements that set forth in the Portfolios' Prospectuses under the heading "Investing in the Portfolios".

            Shares of each Portfolio are offered at NAV on a continuous basis to the separate accounts of the Insurers without any sales or other charge. The separate accounts of insurance companies place orders to purchase shares based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected pursuant to variable contracts funded by shares of the Portfolio. The Fund reserves the right to suspend the sale of its shares in response to conditions in the securities markets or for other reasons. See the prospectus of the separate account of the participating insurance company for more information on the purchase of shares.

            The Insurers maintain omnibus account arrangements with the Fund in respect of one or more Portfolios and place aggregate purchase, redemption and exchange orders for shares of a Portfolio corresponding to orders placed by the Insurers' customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below.

Frequent Purchases and Sales of Portfolio Shares
------------------------------------------------

            The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Contractholders. These policies are described below. There is no guarantee that a Portfolio will be able to detect excessive or short-term trading or to identify Contractholders engaged in such practices. Contractholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Contractholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Portfolio shares through purchases, sales and exchanges of shares. Each Portfolio reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any Insurer or a Contractholder's financial intermediary.

            Risks Associated with Excessive or Short-Term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading attributable to particular Contractholders in all circumstances. By realizing profits through short-term trading, Contractholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term Contractholders. Volatility resulting from excessive purchases and sales or exchanges of shares of a Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Portfolio may incur increased administrative and other expenses due to excessive or short-term trading and increased brokerage costs and realization of taxable capital gains.

            Investments in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Portfolio ordinarily calculates its NAV at 4:00 p.m., Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a Contractholder engaging in a short-term trading strategy to exploit differences in share prices that are based on closing prices of securities of foreign issuers established some time before a Portfolio calculates its own share price (referred to as "time zone arbitrage"). Each of the Portfolios has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its NAV. While there is no assurance, each of the Portfolios expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a Contractholder's ability to engage in time zone arbitrage to the detriment of other Contractholders.

            Contractholders engaging in a short-term trading strategy may also target a Portfolio that does not invest primarily in securities of foreign issuers. Any Portfolio that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. Contractholders may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Portfolios may be adversely affected by price arbitrage.

            Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of shares of the Portfolios. The Fund seeks to prevent such practices to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABI or ABIS Contractholders' transaction activity relating to shares of a particular Portfolio on an individual basis. Consequently, the Fund, ABI and ABIS may not be able to detect excessive or short-term trading in shares of a Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short-term trading in shares of the Portfolios, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABI and ABIS consider the information actually available to them at the time. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

            Transaction Surveillance Procedures. The Portfolios, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing individual Insurers' omnibus transaction activity in Portfolio shares in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute excessive or short-term trading. Insurers' omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short-term trading activity attributable to one or more Contractholders. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

            Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Insurers' omnibus account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted, except to the extent the Fund, ABI or ABIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its short-term trading policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of one or more Portfolios under a particular contract will be prevented from doing so. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. As a result, unless the Contractholder redeems his or her shares, the Contractholder effectively may be "locked" into an investment in shares of one or more of the Portfolios that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile. To rectify this situation, a Contractholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value. To avoid this risk, a Contractholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and should avoid frequent trading in Portfolio shares. An Insurer's omnibus account that is blocked will generally remain blocked unless and until the Insurer provides evidence or assurance acceptable to the Fund that one or more Contractholders did not or will not in the future engage in excessive or short-term trading.

            Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. The Portfolios apply their surveillance procedures to Insurers. As required by SEC rules, the Portfolios have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Portfolios, upon the request of the Portfolios or their agents, with individual account level information about their transactions. If the Portfolios detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, Insurers will also execute instructions from the Portfolios to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares.

Redemption of Shares
--------------------

            An insurance company separate account may redeem all or any portion of the shares in its account at any time at the NAV next determined after a redemption request in the proper form is furnished to the Fund. Any certificates representing shares being redeemed must be submitted with the redemption request. Shares do not earn dividends on the day they are redeemed, regardless of whether the redemption request is received before or after the time of computation of NAV that day. There is no redemption charge. The redemption proceeds will normally be sent within 7 days.

            The right of redemption may be suspended or the date of payment may be postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities owned by a Portfolio is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of a Portfolio's net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Portfolios. For information regarding how to redeem shares in the Portfolios, please see your insurance company's separate account prospectus.

            The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolio's securities at the time of such redemption or repurchase. Payment either in cash or in portfolio securities received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or losses) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

Payments to Financial Intermediaries
------------------------------------

            Financial intermediaries, such as the Insurers, market and sell shares of the Portfolios and typically receive compensation for selling shares of the Portfolios. This compensation is paid from various sources, including any Rule 12b-1 fee that you or the Portfolios may pay.

            In the case of Class B shares, up to 100% of the Rule 12b-1 fee applicable to Class B shares each year may be paid to the financial intermediary that sells Class B shares.

            Insurers or your financial intermediary receive compensation from the Portfolios, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

            o     Rule 12b-1 fees;

            o     defrayal of costs for educational seminars and training;

            o     additional distribution support; and


            o payments related to providing recordkeeping and/or transfer agency services.


            Please read your Portfolio's Prospectus carefully for information on this compensation.

            ABI and/or the Adviser may pay Insurers or other financial intermediaries to perform recordkeeping and administrative services in connection with the Portfolios. Such payments will generally not exceed 0.35% of the average daily net assets of each Portfolio attributable to the Insurer.

            Other Payments for Educational Support and Distribution Assistance. In addition to the fees described above, ABI, at its expense, currently provides additional payments to the Insurers. These sums include payments to reimburse directly or indirectly the costs incurred by the Insurers and their employees in connection with educational seminars and training efforts about the Portfolios for the Insurers' employees and/or their clients and potential clients and may include payments for distribution analytical data regarding Portfolio sales by the Insurer. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.


            For 2017, ABI's additional payments to these firms for distribution services and educational support are expected to be approximately $400,000. In 2016, ABI paid additional payments of approximately $400,000 for the Portfolios.


            If one mutual fund sponsor that offers shares to separate accounts of an Insurer makes greater distribution assistance payments than another, the Insurer may have an incentive to recommend or offer the shares of funds of one fund sponsor over another.

            Please speak with your financial intermediary to learn more about the total amounts paid to your financial intermediary by the Funds, the Adviser, ABI and by other mutual fund sponsors that offer shares to Insurers that may be recommended to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

            ABI anticipates that the Insurers or their affiliates that will receive additional payments for educational support include:


      AXA Advisors
      Global Atlantic Financial Company
      Jackson National Life
      Lincoln Financial Distributors
      MetLife Inc.
      Minnesota Life Insurance Company
      Ohio National Financial Services
      Pacific Life Insurance Company
      Prudential Financial
      SunAmerica Retirement Markets
      Transamerica Capital, Inc.
      Variable Annuity Life Insurance Company


            Although the Portfolios may use brokers and dealers who sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AB Mutual Fund Shares as a factor when selecting brokers or dealers to effect portfolio transactions.

--------------------------------------------------------------------------------

                                NET ASSET VALUE

--------------------------------------------------------------------------------

            For all of the Portfolios the NAV of each Portfolio is calculated at the close of regular trading on any day the Exchange is open (ordinarily 4:00 p.m., Eastern Time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) following receipt of a purchase or redemption order by a Portfolio on each Portfolio business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Portfolio's per share NAV is calculated by dividing the value of a Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Portfolio business day is any weekday on which the Exchange is open for trading.

            Portfolio securities are valued at current market value or, if market quotations are not readily available or are unreliable, at fair value as determined in accordance with applicable rules under the 1940 Act and the Portfolio's pricing policies and procedures (the "Pricing Policies") established by and under the general supervision of the Board. The Board has delegated to the Adviser, subject to the Board's continuing oversight, certain of the Board's duties with respect to the Pricing Policies. The Adviser has established a Valuation Committee, which operates under policies and procedures approved by the Board, to value a Portfolio's assets on behalf of the Portfolio.

            Whenever possible, securities are valued based on market information on the business day as of which the value is being determined, as follows:

            (a) an equity security listed on the Exchange, or on another national or foreign exchange (other than securities listed on the Nasdaq Stock Exchange ("NASDAQ")) is valued at the last sale price reflected on the consolidated tape at the close of the exchange. If there has been no sale on the relevant business day, the security is then valued at the last traded price;

            (b) an equity security traded on NASDAQ is valued at the NASDAQ Official Closing Price;

            (c) an OTC equity security is valued at the mid level between the current bid and ask prices. If the mid price is not available, the security will be valued at the bid price. An equity security traded on more than one exchange is valued in accordance with paragraph (a) above by reference to the principal exchange (as determined by the Adviser) on which the security is traded;

            (d) a listed or OTC put or call option is valued at the mid level between the current bid and ask prices (for options or futures contracts, see item (e)). If neither a current bid nor a current ask price is available, the Adviser will have discretion to determine the best valuation (e.g., last trade price) and then bring the issue to the Board's Valuation Committee the next day;

            (e) an open futures contract and any option thereon are valued at the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the relevant business day, the security is valued at the last available closing settlement price;

            (f) a listed right is valued at the last traded price provided by approved vendors. If there has been no sale on the relevant business day, the right is valued at the last traded price from the previous day. On the following day, the security is valued in good faith at fair value. For an unlisted right, the calculation used in determining a value is the price of the reference security minus the subscription price multiplied by the terms of the right. There may be some instances when the subscription price is greater than the referenced security right. In such instances, the right would be valued as worthless;

            (g) a listed warrant is valued at the last traded price provided by approved vendors. If there is no sale on the relevant business day, the warrant is valued at the last traded price from the previous day. On the following day, the security is valued in good faith at fair value. All unlisted warrants are valued in good faith at fair value. Once a warrant has expired, it will no longer be valued;

            (h) preferred securities are valued based on prices received from approved vendors that use last trade data for listed preferreds and evaluated bid prices for non-listed preferreds, as well as for listed preferreds when there is no trade activity;

            (i) U.S. Government securities and any other debt instrument having 60 days or less remaining until maturity generally are valued at market by an independent pricing service, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology pertains to short-term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances in which amortized cost is utilized, the Valuation Committee must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. The factors the Valuation Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. The Adviser is responsible for monitoring any instances when a market price is not applied to a short term security and will report any instances to the Valuation Committee for review;

            (j) a fixed-income security is typically valued on the basis of bid prices provided by an approved pricing vendor when the Adviser reasonably believes that such prices reflect the fair market value of the security. In certain markets, the market convention may be to use the mid price between bid and offer. Fixed-income securities may be valued on the basis of mid prices when such prices reflect the conventions of the particular markets. The prices provided by an approved pricing vendor may take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. If the Adviser determines that an appropriate pricing vendor does not exist for a security in a market that typically values such security on the basis of a bid price, the security is valued on the basis of a quoted bid price or spread over the applicable yield curve (a bid spread) by a broker/dealer in such security. If the Adviser receives multiple broker quotes that are deemed to be reliable, then the Adviser will utilize the second highest broker quote. If an appropriate pricing vendor does not exist for a security in a market where convention is to use the mid price, the security is valued on the basis of a quoted mid price by a broker-dealer in such security;

            (k) bank loans are valued on the basis of bid prices provided by a pricing vendor;

            (l) bridge loans are valued at fair value, which equates to the outstanding loan amount, unless it is determined by the Adviser that any particular bridge loan should be valued at something other than the outstanding loan amount. This may occur due to, for example, a significant change in the high yield market and/or a significant change in the status of any particular issuer or issuers of bridge loans;


            (m) whole loans: residential and commercial mortgage whole loans and whole loan pools are market priced by an approved vendor or broker-dealer;


            (n) forward and spot currency pricing is provided by an independent pricing vendor. The rate provided by the approved vendor is a mid price for forward and spot rates. In most instances whenever both an "onshore" rate and an "offshore" (i.e., NDF) rate is available, the Adviser will use the offshore
(NDF) rate. NDF contracts are used for currencies where it is difficult (and sometimes impossible) to take actual delivery of the currency;

            (o) OTC derivatives pricing: various independent pricing vendors are used to obtain derivatives values or obtain information used to derive a price for each investment. This information is placed into various pricing models that can be sourced by the Adviser or from approved vendors (depending on the type of derivative) to derive a price for each investment. These pricing models are monitored/reviewed on an ongoing basis by the Adviser;

            (p) mutual funds and other pooled vehicles: the Adviser receives pricing information for mutual funds and other pooled vehicles from various sources (including AB Global Fund Administrator and the external custodian banks). Open-end mutual funds are valued at the closing NAV per share and closed-end funds and ETFs are valued at the closing market price per share;

            (q) repurchase agreements and reverse repurchase agreements: repurchase agreements and reverse repurchase agreements will be valued based on their original cost plus accrued interest;

            (r) hedge funds: hedge funds will be priced at the most recent available closing NAV per share;

            (s) equity-linked notes: prices are sourced at the end of the pricing day from approved vendors. The vendor methodology is to source the relevant underlying non-U.S. dollar exchange closing prices and convert them to U.S. dollars; and

            (t) credit-linked notes: prices are sourced on the reference bond consistent with fixed-income security methodology as noted above, which are passed through as the price on the credit-linked note. Alternatively, broker marks are obtained.

            If the Adviser becomes aware of any news/market events that would cause the Valuation Committee to believe the last traded or market-based price, as applicable, does not reflect fair value, the security is then valued in good faith at fair value by, or in accordance with, procedures approved by the Board.

            When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

            Each Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Portfolio may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before each Portfolio ordinarily values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, a Portfolio believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

            Each Portfolio's Board may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

            For purposes of determining each Portfolio's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and ask prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

            The assets attributable to the Class A shares and Class B shares are invested together in a single portfolio for each Portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by each Portfolio in accordance with Rule 18f-3 under the 1940 Act.

--------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

            Subject to the general oversight of the Board, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions of the Portfolios. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and execution, the Portfolios do not consider sales of shares of the Portfolios or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

            When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if a Portfolio determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

            Neither the Portfolios nor the Adviser has entered into agreements or understandings with any brokers or dealers regarding the placement of securities transactions because of research or statistical services they provide. A broker-dealer may provide the Adviser with research or related services with an expectation, but not necessarily an explicit agreement or contract, that the Adviser will use the broker-dealer to execute client transactions in the future. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to a Portfolio, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Portfolio. While it is impracticable to place an actual dollar value on such investment information, the Adviser believes that its receipt probably does not reduce the overall expenses of the Adviser to any material extent.

            The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be utilized by the Adviser in connection with the Portfolios.

            The extent to which commissions that will be charged by broker-dealers selected by a Portfolio may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Portfolio places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers as a result of the placement of portfolio transactions could be useful and of value to the Adviser in servicing its other clients as well as the Portfolio; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Portfolio.

            A Portfolio may deal in some instances in equity securities which are not listed on a national securities exchange but are traded in the OTC market. In addition, most transactions for the Intermediate Bond Portfolio are executed in the OTC market. Where transactions are executed in the OTC market, a Portfolio will seek to deal with the primary market makers, but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Portfolio will attempt to negotiate best execution.

            The Portfolios' portfolio transactions in equity securities may occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign OTC markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. OTC transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter's discount. The Adviser expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries. U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.

            Investment decisions for a Portfolio are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of a Portfolio and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed in accordance with a similar strategy by the Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by a Portfolio or the size of the position obtainable for the Portfolio.

            Allocations are made by the officers of a Portfolio or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.

            The aggregate brokerage commissions paid by the Portfolios during the three most recent fiscal years or since inception are set forth below:

                                         Fiscal Year or
                                         Period Ended      Aggregate Amount of
Portfolio                                December 31       Brokerage Commissions
---------                                --------------    ---------------------


Growth Portfolio                            2014             $  41,565
                                            2015                29,080
                                            2016                27,891

Intermediate Bond Portfolio                 2014             $     269
                                            2015                 1,473
                                            2016                 3,042

Growth and Income Portfolio                 2014             $ 595,695
                                            2015               683,647
                                            2016               809,051

Large Cap Growth Portfolio                  2014             $ 214,811
                                            2015               211,315
                                            2016               174,521

Small Cap Growth Portfolio                  2014             $ 106,179
                                            2015                88,397
                                            2016                40,716

Real Estate Investment Portfolio            2014             $  89,780
                                            2015                76,908
                                            2016                55,038

Global Thematic Growth Portfolio            2014             $ 100,481
                                            2015               103,898
                                            2016                80,659

International Growth Portfolio              2014             $ 107,593
                                            2015                40,968
                                            2016                68,035

Small/Mid Cap Value Portfolio               2014             $ 826,048
                                            2015               656,741
                                            2016               669,757

Value Portfolio                             2014             $  97,465
                                            2015                78,465
                                            2016                79,651

International Value Portfolio               2014             $ 985,467
                                            2015               945,298
                                            2016               659,888

Balanced Wealth Strategy Portfolio          2014             $ 245,755
                                            2015               214,022
                                            2016               183,001

Dynamic Asset Allocation Portfolio          2014             $ 110,261
                                            2015               133,039
                                            2016               182,291

Global Bond Portfolio                       2015             $     161
                                            2016                   222

Global Risk Allocation--Moderate             2015            $   5,487
Portfolio
                                            2016                71,978

Multi-Manager Alternative Strategies        2015             $       0
Portfolio
                                            2016                     0


            The Fund may, from time to time, place orders for the purchase or sale of securities (including listed call options) with Sanford C. Bernstein & Co. and Sanford C. Bernstein Limited, affiliates of the Adviser (the "Affiliated Brokers"). In such instances, the placement of orders with such brokers would be consistent with each Portfolio's objective of obtaining best execution and would not be dependent upon the fact that the Affiliated Brokers are affiliates of the Adviser. With respect to orders placed with the Affiliated Brokers for execution on a securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

            The aggregate amount of brokerage commissions paid to Affiliated Brokers during each Portfolio's three most recent fiscal years or since inception, and, during the most recent fiscal year, the Affiliated Brokers' percentage of the aggregate brokerage commissions and the aggregate dollar amount of brokerage transactions, respectively, are set forth below:


                                                                                      % of Portfolio's
                                                                 % of Portfolio's     Aggregate Dollar
                                                                 Aggregate            Amount of Brokerage
                                          Aggregate Amount       Brokerage            Transactions
                                          of Brokerage           Commissions Paid     Involving the
                       Fiscal Year or     Commissions            to                   Payment of
                       Period Ended       Paid to                Affiliated           Commissions Through
Portfolio              December 31        Affiliated Brokers     Brokers              Affiliated Brokers
---------              --------------     ------------------     ----------------     -------------------
Growth and Income         2016                    $0                   0%                       0%
Portfolio                 2015                     1
                          2014                     0

Growth Portfolio          2016                  $150                0.54%                    0.49%
                          2015                    70
                          2014                   254

International             2016                    $0                   0%                       0%
Growth Portfolio          2015                     0
                          2014                     0

Global Thematic           2016                                         0%                       0%
Growth Portfolio          2015                    $0
                          2014                     0
                                                  32

Small Cap Growth          2016                   $42                 0.10%                    0.06%
Portfolio                 2015                    11
                          2014                    45

Real Estate               2016                    $0                    0%                       0%
Investment                2015                     0
Portfolio                 2014                     0

International Value       2016                    $0                    0%                       0%
Portfolio                 2015                     0
                          2014                     0

Balanced Wealth           2016                    $5                    0%                       0%
Strategy Portfolio        2015                     0
                          2014                   260

Global Bond               2016                    $0                    0%                       0%
Portfolio                 2015                     0

Global Risk               2016                    $0                    0%                       0%
Allocation--Moderate      2015                     0
Portfolio

Multi-Manager             2016                    $0                    0%                       0%
Alternative               2015                     0
Strategies
Portfolio


Disclosure of Portfolio Holdings
--------------------------------

            The Fund believes that the ideas of the Adviser's investment staff should benefit the Portfolios and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Fund also believes that knowledge of each Portfolio's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

            The Adviser has adopted, on behalf of the Portfolios, policies and procedures relating to disclosure of the Portfolios' portfolio securities. The policies and procedures relating to disclosure of the Portfolios' portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the operation of the Portfolios or useful to the Portfolios' shareholders without compromising the integrity or performance of the Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their shareholders) are met, the Portfolios do not provide or permit others to provide information about a Portfolio's portfolio holdings on a selective basis.


            The Portfolios include portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser may post portfolio holdings information on the Adviser's website (www.abfunds.com). For each portfolio security, the posted information includes its name, the number of shares held by a Portfolio, the market value of the Portfolio's holdings, and the percentage of the Portfolio's assets represented by the Portfolio's holdings. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.


            The Adviser may distribute or authorize the distribution of information about a Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about a Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolios, to facilitate the review of the Portfolios by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. The Adviser does not expect to disclose information about a Portfolio's portfolio holdings that is not publicly available to the Portfolio's individual or institutional investors or to intermediaries that distribute the Portfolio's shares. Information may be disclosed with any frequency and any lag, as appropriate.

            Before any non-public disclosure of information about a Portfolio's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

            The Adviser has established procedures to ensure that a Portfolio's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determine that the disclosure serves a legitimate business purpose of a Portfolio and is in the best interest of the Portfolio's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolio and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board on a quarterly basis. If the Directors determine that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

            In accordance with these procedures, each of the following third parties has been approved to receive information concerning the Portfolios' portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) Data Communique International, RR Donnelley Financial and, from time to time, other financial printers, for the purpose of preparing Portfolio regulatory filings; (iii) the Fund's custodian in connection with its custody of the assets of the Portfolios; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing a Portfolio's portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

            Each Portfolio of the Fund qualified and intends to continue to qualify to be taxed as a regulated investment company under the Code. If so qualified, each Portfolio will not be subject to federal income and excise taxes on its investment company taxable income and net capital gain to the extent such investment company taxable income and net capital gain are distributed to the separate accounts of insurance companies which hold its shares. Under current tax law, capital gains or dividends from any Portfolio are not currently taxable to the holder of a variable annuity or variable life insurance contract when left to accumulate within such variable annuity or variable life insurance contract. Distributions of net investment income and net short-term capital gains will be treated as ordinary income and distributions of net long-term capital gains will be treated as long-term capital gain in the hands of the insurance companies.

            Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (which for this purpose should include obligations issued by foreign governments), such Portfolio will be eligible to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Portfolio. If eligible, each such Portfolio intends to file such an election, although there can be no assurance that such Portfolio will be able to do so.

            Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be adequately diversified, in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies underlying the account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code. The Department of the Treasury has issued Regulations under section 817(h) that, among other things, provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the applicable diversification requirements. Under the Regulations, an insurance company segregated account is permitted to look-through a Portfolio to satisfy asset diversification tests and treat its underlying securities, rather than the Portfolio, as investments subject to certain diversification limits. A Portfolio will be considered adequately diversified if no more than 55% of its assets are represented by any one investment, no more than 70% of its assets are represented by any two investments, no more than 80% of its assets are represented by any three investments and no more than 90% of its assets are represented by any four investments. For this purpose, all securities issued by an issuer are treated as a single investment. Each Portfolio plans to satisfy these conditions at all times so that the shares of such Portfolio owned by a segregated asset account of a life insurance company will be subject to this treatment under the Code.

            For information concerning the federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

--------------------------------------------------------------------------------

                             GENERAL INFORMATION

--------------------------------------------------------------------------------

Description of the Portfolios
-----------------------------

            The Fund was organized as a Maryland corporation in 1987 under the name "Alliance Variable Products Series Fund, Inc." The name of the Fund became "AllianceBernstein Variable Products Series Fund, Inc." on May 1, 2003 and "AB Variable Products Series Fund, Inc." on March 30, 2015.

            All shares of the Fund when duly issued will be fully paid and nonassessable. The Board is authorized to reclassify any unissued shares into any number of additional series and classes without shareholder approval. Accordingly, the Board in the future, for reasons such as the desire to establish one or more additional Portfolio's with different investment objectives, policies or restrictions or to establish additional channels of distribution, may create additional series and classes of shares. Any issuance of shares of such additional series and classes would be governed by the 1940 Act and the laws of the State of Maryland.

            Generally, shares of each Portfolio would vote as a single series for the election of directors and on any other matter that affected each Portfolio in substantially the same manner. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio would vote as separate series. Moreover, the Class B shares of each Portfolio will vote separately with respect to matters relating to the 12b-1 Plan(s) adopted in accordance with Rule 12b-1 under the 1940 Act.

            It is anticipated that annual meetings of shareholders will not be held; shareholder meetings will only be held when required by federal or state law or in accordance with an undertaking by the Adviser to the SEC. Shareholders have available certain procedures for the election of Directors.

            Pursuant to an order received from the SEC, the Fund maintains participation agreements with insurance company separate accounts that obligate the insurance companies to pass any proxy solicitations through to underlying contractholders who in turn are asked to designate voting instructions. In the event that an insurance company does not receive voting instructions from contractholders, it is obligated to vote the shares that correspond to such contractholders in the same proportion as instructions received from all other applicable contractholders.


Control Persons
---------------

            A shareholder who beneficially owns more than 25% of a Portfolio is presumed to "control" the Portfolio, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of each Portfolio, no person beneficially owned 25% or more of the Portfolio's outstanding equity securities as of March 15, 2017.

Principal Holders
-----------------

            To the knowledge of the Fund, the following persons owned of record or beneficially, 5% or more of a class of outstanding shares of each Portfolio listed below as of March 15, 2017.



CLASS A SHARES
                                                 NUMBER OF         % OF CLASS A
PORTFOLIO       NAME AND ADDRESS                 CLASS A SHARES    SHARES
---------       ----------------                 --------------    ----------

Intermediate    American General Life
Bond Portfolio  Insurance Company of Delaware
                Attn: Patrick Booker
                2727A Allen Parkway, MS Life
                4-D1
                Houston, TX 77019-2107              3,104,869        81.45%

                The United States Life
                Insurance
                Company in the City of New York
                Attn: Chris Beauman
                2727A Allen Parkway, MS 4D-1
                Houston, TX 77019-2116                304,954         8.00%

Large Cap       American General Life
Growth          Insurance Company of Delaware
Portfolio       Attn: Patrick Booker
                2727A Allen Parkway, MS Life
                4-D1
                Houston, TX 77019-2107                647,487        16.68%

                Transamerica Advisors Life
                Insurance Company
                Merrill Lynch Life Variable
                Annuity Separate Account A
                4333 Edgewood Road NE, MS 4410
                Cedar Rapids, IA 52499-0001         1,670,096        43.02%

                Transamerica Advisors Life
                Insurance Company
                Merrill Lynch Variable Life
                Separate Account
                4333 Edgewood Road NE, MS 4410
                Cedar Rapids, IA  52499-0001          280,913         7.24%

                Transamerica Advisors Life
                Insurance Company
                Merrill Lynch Variable Life
                Separate Account II
                4333 Edgewood Road NE, MS 4410
                Cedar Rapids, IA  52499-0001          248,509         6.40%

Growth and      American General Life
Income          Insurance Company of Delaware
Portfolio       Attn: Patrick Booker
                2727A Allen Parkway MS Life
                4-D1
                Houston, TX 77019-2107              1,242,682        25.85%

                Jefferson National Life
                Insurance Company
                Attn: Separate Accounts
                10350 Ormsby Park Place, Suite
                600
                Louisville, KY 40223-6175             332,970         6.93%

                Lincoln Life Variable Annuity
                Account N - 6 HO2 Fund
                Accounting
                1300 S. Clinton Street
                Fort Wayne, IN 46802-3506             949,120        19.74%

                Nationwide Life Insurance
                Company
                NWVL14
                c/o IPO Portfolio Accounting
                P.O. Box 182029
                Columbus, OH  43218-2029              733,797        15.26%

                Transamerica Advisors Life
                Insurance Company
                Merrill Lynch Life Variable
                Annuity Separate Account A
                4333 Edgewood Road NE, MS 4410
                Cedar Rapids, IA 52499-0001           242,376         5.04%

Growth          American General Life
Portfolio       Insurance Company of Delaware
                Attn: Patrick Booker
                2727A Allen Parkway, MS Life
                4-D1
                Houston, TX 77019-2107                481,382        57.34%

                American General Life
                Insurance Company of Delaware
                Attn: Patrick Booker
                2727A Allen Parkway, MS Life
                4-D1
                Houston, TX 77019-2107                 54,476         6.49%

                Great-West Life & Annuity
                Insurance Company
                FBO Schwab Annuities
                8515 E. Orchard Road
                Greenwood Village, CO
                80111-5002                             83,082         9.90%

                The United States Life
                Insurance
                Company in the City of New York
                Attn: Chris Beauman
                2727A Allen Parkway, MS 4-D1
                Houston, TX 77019-2116                 89,575        10.67%

International   American General Life
Growth          Insurance Company of Delaware
Portfolio       Attn: Patrick Booker
                2727A Allen Parkway, MS Life
                4-D1
                Houston, TX 77019-2107                734,208        51.87%

                Great-West Life & Annuity
                FBO Variable Annuity 1
                Oncesource
                8515 E. Orchard Road, #2T2
                Greenwood Village, CO
                80111-5002                            341,332        24.11%

                Great-West Life & Annuity
                FBO Variable Annuity 1 Select
                8515 E. Orchard Road, #2T2
                Greenwood Village, CO
                80111-5002                             78,064         5.51%

Global          American General Life
Thematic        Insurance Company of Delaware
Growth          Attn: Patrick Booker
Portfolio       2727A Allen Parkway, MS Life
                4-D1
                Houston, TX 77019-2107                362,040        29.26%

                Lincoln Life Variable Annuity
                Account N - 6 HO2 Fund
                Accounting
                1300 S. Clinton Street
                Fort Wayne, IN  46802-3506            399,589        32.30%

                Transamerica Advisors Life
                Insurance Company
                Merrill Lynch Life Variable
                Annuity Separate Account A
                4333 Edgewood Road NE, MS 4410
                Cedar Rapids, IA  52499-0001          195,885        15.83%

                Transamerica Financial Life
                Insurance Company
                ML of New York Variable Annuity
                Separate Account A
                4333 Edgewood Road NE, MSC 4410
                Cedar Rapids, IA  52499-0001           73,671         5.95%

                The United States Life
                Insurance
                Company in the City of New York
                Attn: Chris Beauman
                2727A Allen Parkway, MS 4D-1
                Houston, TX  77019-2116                67,346         5.44%

Small Cap       American General Life
Growth          Insurance Company of Delaware
Portfolio       Attn: Patrick Booker
                2727A Allen Parkway, MS Life
                4-D1
                Houston, TX 77019-2107                937,077        56.50%

                Principal Life Insurance Co.
                FBO Principal Executive
                Variable Universal Life II
                Attn: Individual Life
                Accounting
                711 High Street
                Des Moines, IA 50392-0001              88,833         5.36%

                Principal Life Insurance Co.
                FBO Principal Investment Plus
                Variable Annuity
                Attn: Individual Life
                Accounting
                711 High Street
                Des Moines, IA 50392-0001             293,442        17.69%

Real Estate     American General Life
Investment      Insurance Company of Delaware
Portfolio       Attn: Patrick Booker
                2727A Allen Parkway, MS Life
                4-D1
                Houston, TX 77019-2107                833,259        22.90%

                Great West Life & Annuity
                Insurance Company
                FBO Schwab Annuities
                Attn: Investment Div.
                8515 E. Orchard Road, #2T2
                Englewood, CO 80111-5002            1,823,344        50.12%

                Nationwide Life Insurance
                Company
                NWPP
                c/o IPO Portfolio Accounting
                P.O. Box 182029
                Columbus, OH 43218-2029               448,332        12.32%

International   American General Life
Value           Insurance Company of Delaware
Portfolio       Attn: Patrick Booker
                2727A Allen Parkway, MS Life
                4-D1
                Houston, TX 77019-2107                388,408        11.57%

                Great West Life & Annuity
                Insurance Company
                FBO Schwab Annuities
                Attn: Investment Div.
                8515 E. Orchard Road, #2T2
                Englewood, CO 80111-5002              168,352         5.01%

                Lincoln Life Variable Annuity
                Account N - 6 HO2 Fund
                Accounting
                1300 S. Clinton Street
                Fort Wayne, IN  46802-3506            927,874        27.64%

                National Life Group
                Sentinel Advantage
                1 National Life Drive
                Montpelier, VT 05604-1000             172,672         5.14%

                Nationwide Life Insurance
                Company
                NWPP
                c/o IPO Portfolio Accounting
                P.O. Box 182029
                Columbus, OH 43218-2029               441,849        13.16%

                Nationwide Life Insurance
                Company
                NWVLI4
                c/o IPO Portfolio Accounting
                P.O. Box 182029
                Columbus, OH 43218-2029               512,581        15.27%

Small/Mid       American General Life
Cap Value       Insurance Company of Delaware
Portfolio       Attn: Patrick Booker
                2727A Allen Parkway, MS Life
                4-D1
                Houston, TX 77019-2107                840,130         7.69%

                Lincoln Life Variable Annuity
                Account N - 6 HO2 Fund
                Accounting
                1300 S. Clinton Street
                Fort Wayne, IN 46802-3506           5,828,536        53.34%

                Nationwide Life Insurance
                Company
                NWVLI4
                c/o IPO Portfolio Accounting
                P.O. Box 182029
                Columbus, OH 43218-2029             1,018,732         9.32%

                New York Life Insurance and
                Annuity Corporation
                30 Hudson Street
                Jersey City, NJ 07302-4600            832,378         7.62%

Value           Transamerica Advisors Life
Portfolio       Insurance Company
                Merrill Lynch Life Variable
                Annuity Separate Account A
                4333 Edgewood Road NE, MS 4410
                Cedar Rapids, IA  52499-0001           81,018        91.37%

Balanced        American General Life
Wealth          Insurance Company of Delaware
Strategy        Attn: Patrick Booker
Portfolio       2727A Allen Parkway, MS Life
                4-D1
                Houston, TX 77019-2107              2,456,398        89.12%

                The United States Life
                Insurance
                Company in the City of New York
                Attn: Chris Beauman
                2727A Allen Parkway, MS 4-D1
                Houston, TX 77019-2116                170,473         6.18%

Dynamic Asset   Nationwide Life Insurance Co.
Allocation      NWVAII
Portfolio       c/o IPO Portfolio Accounting
                P.O. Box 182029
                Columbus, OH  43218-2029                4,922        18.34%

                Nationwide Life Insurance Co.
                NWVLI4
                c/o IPO Portfolio Accounting
                P.O. Box 182029
                Columbus, OH  43218-2029                2,693        10.04%

                Nationwide Life Insurance Co.
                NWVLI7
                c/o IPO Portfolio Accounting
                P.O. Box 182029
                Columbus, OH  43218-2029               10,263        38.24%

                Nationwide Life & Annuity
                Insurance Co.
                NWVL-G
                c/o IPO Portfolio Accounting
                P.O. Box 182029
                Columbus, OH  43218-2029                8,950        33.35%

Global Bond     AllianceBernstein L.P.
Portfolio       Attn: Brett Mather-Seed Account
                1 N. Lexington Avenue
                White Plains, NY 10601-1712         1,026,985          100%

Global Risk     AllianceBernstein L.P.
Allocation--    Attn: Brett Mather-Seed Account
Moderate        1 N. Lexington Avenue
Portfolio       White Plains, NY 10601-1712             1,100          100%

Multi-Manager   AllianceBernstein L.P.
Alternative     Attn: Brett Mather-Seed Account
Strategies      1 N. Lexington Avenue
Portfolio       White Plains, NY 10601-1712            99,645          100%



CLASS B SHARES

                                                   NUMBER OF        % OF CLASS B
PORTFOLIO          NAME AND ADDRESS                CLASS B SHARES   SHARES
---------          ----------------                --------------   ------------

Intermediate Bond  Allmerica Financial Life
Portfolio          Insurance & Annuity Company
                   One Security Benefit Place
                   Topeka, KS 66636-1000                122,875         8.16%

                   American Enterprise Life
                   Insurance Company
                   Minneapolis, MN 55474-0001            84,679         5.63%

                   Hartford Life Separate Account
                   1A
                   Attn: UIT Operations
                   P.O. Box 2999
                   Hartford, CT 06104-2999              167,341        11.12%

                   SunAmerica Annuity and Life
                   Assurance Company
                   Attn: Variable Annuity
                   Accounting
                   2727A Allen Parkway, 4-DI
                   Houston, TX 77019                  1,013,656        67.35%

Large Cap Growth   Allmerica Financial Life
Portfolio          Insurance & Annuity Company
                   One Security Benefit Place
                   Topeka, KS 66636-1000                671,375        14.51%

                   Allstate Life Insurance
                   Company
                   3100 Sanders Road, #N4A
                   Northbrook, IL  60062-7156           307,004         6.63%

                   American General Life
                   Insurance Company of Delaware
                   Attn: Ed Bacon
                   2727A Allen Parkway, #4D1
                   Houston, TX  77019-2107              380,831         8.23%

                   GE Life and Annuity
                   Assurance Company
                   6610 W. Broad Street
                   Building 3, 5th Floor
                   Attn: Variable Accounting
                   Richmond, VA 23230-1702              440,960         9.53%

                   IDS Life Insurance Company
                   707 2nd Ave. SO
                   Route H19/5889
                   Minneapolis, MN 55402-2405         1,066,870        23.05%

                   SunAmerica Annuity and Life
                   Assurance Company
                   Attn: Variable Annuity
                   Accounting
                   2727A Allen Parkway, 4 DI
                   Houston, TX 77019                    251,722         5.44%

                   Transamerica Life Insurance
                   Company
                   Separate Account VA B
                   4333 Edgewood Road NE, MS 4410
                   Cedar Rapids, IA  52499-0001         631,296        13.64%

Growth and Income  GE Life and Annuity
Portfolio          Assurance Company
                   6610 W. Broad Street
                   Building 3, 5th Floor
                   Attn: Variable Accounting
                   Richmond, VA 23230-1702            1,575,808         5.59%

                   Guardian Insurance &
                   Annuity Co., Inc.
                   Attn: James Nemeth
                   3900 Burgess Place
                   Retirement Solutions FM&C NRO
                   Bethlehem, PA 18017-8993           4,741,234        16.83%

                   Guardian Insurance &
                   Annuity Co., Inc.
                   Attn: James Nemeth
                   3900 Burgess Place
                   Retirement Solutions FM&C NRO
                   Bethlehem, PA 18017-8993           2,414,229         8.57%

                   IDS Life Insurance Corp.
                   707 2nd Ave. SO
                   Route H19/5889
                   Minneapolis, MN 55402-2405         4,620,036        16.40%

                   Transamerica Life Insurance
                   Company
                   Separate Account VA B
                   4333 Edgewood Road, NE MS
                   Cedar Rapids, IA 52499-0001        7,207,601        25.59%

Growth Portfolio   Allstate Life Insurance
                   Company
                   3100 Sanders Road, #N4A
                   Northbrook, IL 60062-7156            491,586        36.96%

                   American General Life
                   Insurance Company of Delaware
                   Attn: Ed Bacon
                   2727A Allen Parkway, #4D1
                   Houston, TX 77019-2107               372,034        27.97%

                   SunAmerica Annuity and Life
                   Assurance Company
                   Attn: Variable Annuity
                   Accounting
                   2727A Allen Parkway, 4 DI
                   Houston, TX 77019                    217,997        16.39%

International      AXA Equitable Life Separate
Growth Portfolio   1290 Avenue of the Americas
                   11th Floor
                   New York, NY 10104-1472              425,438        22.72%

                   Delaware Life Insurance
                   Company
                   Variable Account F
                   One SunLife Executive Park
                   Wellesley Hills, MA 02481            416,266        22.23%

                   Hartford Life & Annuity
                   Separate Account
                   Attn: UIT Operations
                   P.O. Box 2999
                   Hartford, CT 06104-2999              164,492         8.79%

                   Hartford Life and Annuity
                   Separate Account 1-A
                   Attn: UIT Operations
                   P.O. Box 2999
                   Hartford, CT 06104-2999              315,456        16.85%

                   Hartford Life Separate Account
                   1A
                   Attn: UIT Operations
                   P.O. Box 2999
                   Hartford, CT 06104-2999              120,525         6.44%

                   SunAmerica Annuity and Life
                   Assurance Company
                   Attn: Variable Annuity
                   Accounting
                   2727A Allen Parkway, 4 DI
                   Houston, TX 77019                    197,381        10.54%

Global Thematic    American General Life
Growth Portfolio   Insurance Company of Delaware
                   Attn: Ed Bacon
                   2727A Allen Parkway, # 4D1
                   Houston, TX 77019-2107               186,594         5.18%

                   IDS Life Insurance Co.
                   707 2nd Avenue SO
                   Route H19/5889
                   Minneapolis, MN 55402-2405           286,642         7.95%

                   Lincoln Life Variable Annuity
                   Account N - 6 HO2 Fund
                   Accounting
                   1300 S. Clinton Street
                   Fort Wayne, IN 46802-3506          1,979,081        54.90%

Small Cap Growth   Delaware Life Insurance
Portfolio          Company
                   Variable Account F
                   1601 Trapelo Road, Suite 30
                   Waltham, MA 02451-7360                90,918         7.40%

                   GE Life and Annuity
                   Assurance Company
                   6610 W. Broad Street
                   Building 3, 5th Floor
                   Attn: Variable Accounting
                   Richmond, VA 23230-1702              550,701        44.80%

                   Jefferson National Life
                   Insurance Company
                   Attn: Separate Accounts
                   10350 Ormsby Park Place, Ste.
                   600
                   Louisville, KY 40223-6175             71,922         5.85%

                   Ohio National Life Insurance
                   Co.
                   FBO Its Separate Accounts
                   One Financial Way
                   Attn: Cathy Gehr, Mail Code 56
                   Cincinnati, OH 45242-5851             89,331         7.27%

                   SunAmerica Annuity and Life
                   Assurance Company
                   Attn: Variable Annuity
                   Accounting
                   2727A Allen Parkway, 4 DI
                   Houston, TX 77019                    338,671        27.55%

Real Estate        AXA Equitable Life Separate
Investment         Account-70
Portfolio          1290 Avenue of the Americas
                   11th Floor
                   New York, NY 10104-1472              501,441        25.79%

                   Guardian Insurance & Annuity
                   Co. Inc.
                   3900 Burgess Place
                   Bethlehem, PA 18017-9097             137,484         7.07%

                   Guardian Insurance & Annuity
                   Co. Inc.
                   3900 Burgess Place
                   Bethlehem, PA 18017-9097             391,875        20.15%

                   Hartford Life & Annuity
                   Separate Account
                   Attn: UIT Operations
                   P.O. Box 2999
                   Hartford, CT  06104-2999             150,634         7.75%

                   Midland National Life
                   Insurance Co.
                   Attn: Product Valuation SE2
                   5801 SW 6th Avenue
                   Topeka, KS 66636-1001                226,655        11.66%

                   SunAmerica Annuity and Life
                   Assurance Company
                   Attn: Variable Annuity
                   Accounting
                   2727A Allen Parkway, 4 DI
                   Houston, TX 77019                    375,839        19.33%

International      Delaware Life Insurance
Value Portfolio    Company
                   Variable Account F
                   1601 Trapelo Road, Suite 30
                   Waltham, MA 02451-7360             2,565,655         7.65%

                   GE Life and Annuity
                   Assurance Company
                   6610 W. Broad Street
                   Building 3, 5th Floor
                   Attn: Variable Accounting
                   Richmond, VA 23230-1702            5,848,963        17.43%

                   Hartford Life and Annuity
                   Separate Account 1-A
                   Attn: UIT Operations
                   P.O. Box 2999
                   Hartford, CT 06104-2999            4,920,767        14.67%

                   Hartford Life Separate Account
                   1A
                   Attn: UIT Operations
                   P.O. Box 2999
                   Hartford, CT 06104-2999            2,549,672         7.60%

                   IDS Life Insurance Corp.
                   707 2nd Ave. SO
                   Route H19/5889
                   Minneapolis, MN 55402-2405        12,453,144        37.12%

Small/Mid          Hartford Life & Annuity
Cap Value          Separate Account
Portfolio          Attn: UIT Operations
                   P.O. Box 2999
                   Hartford, CT 06104-2999            1,205,467         5.33%

                   Hartford Life and Annuity
                   Separate Account 1-A
                   Attn: UIT Operations
                   P.O. Box 2999
                   Hartford, CT 06104-2999            1,571,678         6.95%

                   Lincoln Life Variable Annuity
                   Account N - 6 HO2 Fund
                   Accounting
                   1300 S. Clinton Street
                   Fort Wayne, IN 46802-3506          9,683,598        42.83%

                   Nationwide Life Insurance
                   Company
                   NWVA2
                   c/o IPO Portfolio Accounting
                   P.O. Box 182029
                   Columbus, OH 43218-2029            5,270,960        23.31%

Value Portfolio    American General Life
                   Insurance Company of Delaware
                   Attn: Ed Bacon
                   2727A Allen Parkway, #4D1
                   Houston, TX 77019-2107               754,062        15.57%

                   Hartford Life and Annuity
                   Separate Account 1-A
                   Attn: UIT Operations
                   P.O. Box 2999
                   Hartford, CT 06104-2999            1,875,834        38.74%

                   Hartford Life Separate Account
                   1A
                   Attn: UIT Operations
                   P.O. Box 2999
                   Hartford, CT  06104-2999           1,101,231        22.74%

                   SunAmerica Annuity and Life
                   Assurance Company
                   Attn: Variable Annuity
                   Accounting
                   2727A Allen Parkway, 4 DI
                   Houston, TX 77019                    477,956         9.87%

Balanced           Delaware Life Insurance
Wealth             Company
Strategy           Variable Account F
Portfolio          1601 Trapelo Road, Suite 30
                   Waltham, MA 02451-7360             4,734,138        18.77%

                   GE Life and Annuity
                   Assurance Company
                   6610 W. Broad Street
                   Building 3, 5th Floor
                   Attn: Variable Accounting
                   Richmond, VA 23230-1702            1,552,846         6.16%

                   Hartford Life and Annuity
                   Separate Account 1-A
                   Attn: UIT Operations
                   P.O. Box 2999
                   Hartford, CT 06104-2999            3,528,573        13.99%

                   Hartford Life
                   Separate Account 1A
                   Attn: UIT Operations
                   P.O. Box 2999
                   Hartford, CT  06104-2999           1,604,219         6.36%

                   SunAmerica Annuity and Life
                   Assurance Company
                   Attn: Variable Annuity
                   Accounting
                   2727A Allen Parkway, 4 DI
                   Houston, TX 77019                  2,100,410         8.33%

                   Transamerica Life Insurance
                   Co.
                   Separate Account VA B
                   4333 Edgewood Road NE, MS 4410
                   Cedar Rapids, IA 52499-0001        8,850,644        35.08%

Dynamic Asset      Delaware Life Insurance
Allocation         Company
Portfolio          Variable Account F
                   1601 Trapelo Road, Suite 30
                   Waltham, MA 02451-7360             7,960,315        16.67%

                   Minnesota Mutual Life
                   Mail Station A6-4105
                   400 Robert Street N
                   Saint Paul, MN 55101-2099         11,852,316        24.81%

                   Ohio National Life Insurance
                   Co.
                   FBO Its Separate Accounts
                   One Financial Way
                   Attn: Cathy Gehr, Mail Code 56
                   Cincinnati, OH 45242-5851         23,771,161        49.77%

Global Bond        Forethought Life Insurance
Portfolio          Company
                   300 N. Meridian Street, Suite
                   1800
                   Indianapolis, IN 46204-1762           25,033        96.06%

Global Risk        Ohio National Life Insurance Co.
Allocation--       FBO Its Separate Accounts
Moderate           One Financial Way
Portfolio          Attn: Cathy Gehr, Mail Code 56
                   Cincinnati, OH 45242-5851          8,137,628        97.77%

Multi-Manager      AllianceBernstein L.P.
Alternative        Attn: Brent Mather Seed
Strategies         Account
Portfolio          1 N. Lexington Avenue
                   White Plains, NY 10601-1712            1,006       100.00%


Custodian and Accounting Agent
------------------------------

            State Street Bank and Trust Company ("State Street"), c/o State Street Corporation CCB/5, 1 Iron Street, Boston, Massachusetts 02210, acts as the custodian and as accounting agent for the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Board, State Street may enter into subcustodial agreements for the holding of the Fund's securities of foreign issuers.

Principal Underwriter
---------------------

            ABI, an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, NY 10105, is the Fund's Principal Underwriter.

Transfer Agent
--------------

            ABIS, an indirect wholly-owned subsidiary of the Adviser located principally at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, acts as the transfer agent for the Fund. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Counsel
-------

            Legal matters in connection with the issuance of the shares of the Fund offered hereby are passed upon by Seward & Kissel LLP, 901 K Street NW, Suite 800, Washington, DC 20001.

Independent Registered Public Accounting Firm
---------------------------------------------

            Ernst & Young LLP, 5 Times Square, New York, NY, 10036, has been appointed as the independent registered public accounting firm for the Fund.

Code of Ethics And Proxy Voting Policies And Procedures
-------------------------------------------------------

            The Fund, the Adviser and ABI have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

            The Fund has adopted the Adviser's proxy voting policies and procedures. A description of the Adviser's proxy voting policies and procedures is attached as Appendix A.


            Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or through the Fund's website at www.abfunds.com; or both; and (2) on the SEC's website at www.sec.gov.

--------------------------------------------------------------------------------

        FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC
                                ACCOUNTING FIRM

--------------------------------------------------------------------------------


            The financial statements of the Portfolios of the Fund for the fiscal year ended December 31, 2016 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Portfolios' annual report. The annual report was filed on Form N-CSR with the SEC on February 23, 2017. It is available without charge upon request by calling ABIS at (800) 227-4618 or on the Internet at www.abfunds.com.

[A/B]
[LOGO]                                                               Appendix A


                       Proxy Voting Policy Statement

Introduction
------------

As an investment adviser, we are shareholder advocates and have a fiduciary duty to make investment decisions that are in our clients' best interests by maximizing the value of their shares. Proxy voting is an integral part of this process, through which we support strong corporate governance structures, shareholder rights and transparency.

We have an obligation to vote proxies in a timely manner and we apply the principles in our Proxy Voting Policy ("Proxy Voting Policy" or "Policy") and this policy statement to our proxy decisions. We believe a company's environmental, social and governance ("ESG") practices may have a significant effect on the value of the company, and we take these factors into consideration when voting. For additional information regarding our ESG policies and practices, please refer to our firm's Statement of Policy Regarding Responsible Investment ("RI Policy").

Our Proxy Voting Policy, which outlines our policies for proxy voting and includes a wide range of issues that often appear on proxies, applies to all of AB's investment management subsidiaries and investment services groups investing on behalf of clients globally. Both this Statement and the Policy are intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting ("Proxy Managers"), in order to ensure that our proxy voting policies and procedures are implemented consistently. Copies of the Policy, the RI Policy and our voting records, as noted below in "Voting Transparency", can be found on our Internet site (www.abglobal.com).

We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from the Policy.

Research Underpins Decision Making
----------------------------------

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Manager making different voting decisions on the same proposal. Nevertheless, the Proxy Manager votes proxies with the goal of maximizing the value of the securities in client portfolios.

In addition to our firm-wide proxy voting policies, we have a Proxy Committee, which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Proxy Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review this Statement and the Policy no less frequently than annually. In addition, the Proxy Committee meets at least three times a year and as necessary to address special situations.

Research Services
-----------------

We subscribe to the corporate governance and proxy research services of Institutional Shareholder Services ("ISS"). All our investment professionals can access these materials via the Proxy Manager and/or Proxy Committee.

Engagement
----------

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Manager may consult the Proxy Committee, Chief Investment Officers, Directors of Research, and/or Research Analysts across our equities platforms, and Portfolio Managers in whose managed accounts a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and the Proxy Manager(s), who offer a more holistic view of governance practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

Proxy Voting Guidelines
-----------------------

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in the Proxy Voting Policy. We assess each proxy proposal in light of these principles. Our proxy voting "litmus test" will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

Our proxy voting guidelines pertaining to specific issues are set forth in the Policy and include guidelines relating to board and director proposals, compensation proposals, capital changes and anti-takeover proposals, auditor proposals, shareholder access and voting proposals, and environmental, social and disclosure proposals. The following are examples of specific issues within each of these broad categories:

Board and Director Proposals: Election of Directors
---------------------------------------------------
The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company's shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled. We consider the election of directors who are "bundled" on a single slate on a case-by-case basis considering the amount of information available and an assessment of the group's qualifications.

Compensation Proposals: Approved Remuneration Reports and Policies
------------------------------------------------------------------
In certain markets, (e.g., Australia, Canada, Germany and the United States), publicly traded issuers are required by law to submit their company's remuneration report to a non-binding shareholder vote. The report contains, among other things, the nature and amount of the compensation of the directors and certain executive officers as well as a discussion of the company's performance. In other markets, remuneration policy resolutions are binding.

We evaluate remuneration reports and policies on a case-by-case basis, taking into account the reasonableness of the company's compensation structure and the adequacy of the disclosure. Where a company permits retesting of performance-based awards in its compensation plan, we will evaluate the specific terms of the plan, including the volatility of the industry and the number and duration of the retests, before determining whether or not to support the company's remuneration report. We may abstain or vote against a report if disclosure of the remuneration details is inadequate or the report is not provided to shareholders with sufficient time prior to the meeting to consider its terms.

In markets where remuneration reports are not required for all companies, we will support shareholder proposals asking the board to adopt a policy (i.e., "say on pay") that the company's shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee's report. Although say on pay votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company.

Capital Changes and Anti-Takeover Proposals: Authorize Share Repurchase
-----------------------------------------------------------------------
We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

Auditor Proposals:  Appointment of Auditors
-------------------------------------------
We believe that the company is in the best position to choose its accounting firm, and we generally support management's recommendation.

We recognize that there may be inherent conflicts when a company's independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm's auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different standard, we adhere to a non-audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company's audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

Shareholder Access and Voting Proposals: Proxy Access for Annual Meetings
-------------------------------------------------------------------------
These proposals allow "qualified shareholders" to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the US Securities and Exchange Commission ("SEC") in 2010, but vacated by the DC Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company's annual proxy statement alongside management nominees.

We will generally vote against proposals that use requirements that are stricter than the SEC's framework and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or include their own competing, more strict, proposals on the same ballot.

We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

Environmental, Social and Disclosure Proposals: Lobbying and Political Spending
-------------------------------------------------------------------------------
We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency.

We generally vote proposals in accordance with these guidelines but, consistent with our "principles-based" approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Proposals not specifically addressed by these guidelines, whether submitted by management or shareholders, will be evaluated on a case-by-case basis, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients' best interests.

Conflicts of Interest
---------------------

As a fiduciary, we always must act in our clients' best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics ("Code") to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

We recognize that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which we or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, we have established procedures for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients' best interests and are not the product of a conflict. These procedures include compiling a list of companies and organizations whose proxies may pose potential conflicts of interest (e.g., if such company is our client) and reviewing our proposed votes for these companies and organizations in light of the Policy and ISS's recommendations. If our proposed vote is contrary to, or not contemplated in, the Policy, is consistent with a client's position and is contrary to ISS's recommendation, we refer to proposed vote to our Independent Compliance Officer for his determination.

In addition, our Proxy Committee takes reasonable steps to verify that ISS continues to be independent, including an annual review of ISS's conflict management procedures. When reviewing these conflict management procedures, we consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

Voting Transparency
-------------------

We publish our voting records on our Internet site (www.abglobal.com) quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

Recordkeeping
-------------

All of the records referenced in our Policy will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the U.S. rule of five years. We maintain the vast majority of these records electronically. We will keep paper records, if any, in one of our offices for at least two years.

                                     PART C
                               OTHER INFORMATION

ITEM 28.    EXHIBITS:

      (a)   (1)   Articles of Amendment and Restatement to Articles of
                  Incorporation of the Registrant dated February 1, 2006 and filed February 23, 2006 - Incorporated by reference to Exhibit
                  (a)(2) to Post-Effective Amendment No. 41 of Registrant's
                  Registration Statement on Form N-1A (File Nos. 33-18647 and
                  811-05398), filed with the Securities and Exchange Commission on March 1, 2006.

            (2) Articles of Amendment to Articles of Incorporation of the Registrant, dated January 9, 2008 and filed January 15, 2008 - Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 44 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on March 3, 2008.

            (3) Articles of Amendment to Articles of Incorporation of the Registrant, dated April 28, 2008 and filed April 28, 2008 - Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 46 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 28, 2008.

            (4) Articles of Amendment to Articles of Incorporation of the Registrant, dated April 28, 2008 and filed April 28, 2008 - Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 46 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 28, 2008.

            (5) Articles of Amendment to Articles of Incorporation of the Registrant, dated September 26, 2008 and filed September 26, 2008 - Incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 48 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on February 26, 2009.

            (6) Articles of Amendment to Articles of Incorporation of the Registrant, dated March 9, 2009 and filed April 6, 2009 - Incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 49 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 28, 2009.

            (7) Articles of Amendment to Articles of Incorporation of the Registrant, dated March 30, 2009 and filed March 31, 2009 - Incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 49 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 28, 2009.

            (8) Articles of Amendment to Articles of Incorporation of the Registrant, dated March 30, 2009 and filed March 31, 2009 - Incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 49 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 28, 2009.

            (9) Articles of Amendment to Articles of Incorporation of the Registrant, dated October 2, 2009 and filed October 5, 2009 - Incorporated by reference to Exhibit (a)(9) to Post-Effective Amendment No. 50 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on February 25, 2010.

            (10) Articles of Amendment to Articles of Incorporation of the Registrant, dated October 2, 2009 and filed October 5, 2009 - Incorporated by reference to Exhibit (a)(10) to Post-Effective Amendment No. 50 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on February 25, 2010.

            (11) Articles of Amendment to Articles of Incorporation of the Registrant, dated March 16, 2011 and filed March 16, 2011 - Incorporated by reference to Exhibit (a)(11) to Post-Effective Amendment No. 53 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on March 31, 2011.

            (12) Articles of Amendment to Articles of Incorporation of the Registrant, dated and filed on June 6, 2012 - Incorporated by reference to Exhibit (a)(12) to Post-Effective Amendment No. 58 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 26, 2013.

            (13) Articles Supplementary to Articles of Incorporation of the Registrant, dated and filed on February 5, 2015 - Incorporated by reference to Exhibit (a)(13) to Post-Effective Amendment No. 62 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on February 11, 2015.

            (14) Articles of Amendment to Articles of Incorporation of the Registrant, effective and filed on March 30, 2015 - Incorporated by reference to Exhibit (a)(13) to Post-Effective Amendment No. 63 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 30, 2015.

      (b) Amended and Restated By-Laws of the Registrant - Incorporated by reference to Exhibit 99.77Q1 - Other Exhibits to Form NSAR-A for the Registrant filed with the Securities and Exchange Commission on August 29, 2006.

      (c)   Not applicable.

      (d)   (1)   Investment Advisory Agreement between the Registrant and
                  AllianceBernstein L.P., dated July 22, 1992, as amended as of May 1, 1997, May 1, 2001, May 1, 2003, May 1, 2004, September
                  7, 2004, May 1, 2005, August 3, 2006, April 1, 2011 and April
                  28, 2015 - Incorporated by reference to Exhibit (d)(1) to
                  Post-Effective Amendment No. 63 of Registrant's Registration
                  Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 30, 2015.

            (2) Investment Advisory Contract between the Registrant, with respect to the AB Multi-Manager Alternative Strategies Portfolio, and AllianceBernstein L.P., dated December 16, 2015
                  - Incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 66 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 28, 2016.

      (e)   (1)   Distribution Services Agreement between the Registrant and
                  AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (6) to Post-Effective Amendment No. 22 of
                  Registrant's Registration Statement on Form N-1A (File Nos.
                  33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 29, 1998.

            (2) Class B Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 28 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on May 4, 1999.

      (f)   Not applicable.

      (g)   (1)   Master Custodian Agreement dated August 3, 2009 between the
                  Registrant and State Street Bank and Trust Company -
                  Incorporated by reference to Exhibit (g) to Post-Effective
                  Amendment No. 51 of Registrant's Registration Statement on
                  Form N-1A (File Nos. 33-18647 and 811-05398), filed with the
                  Securities and Exchange Commission on April 29, 2010.

            (2) Amendment to the Master Custodian Agreement, dated April 1, 2015, between the Registrant , with respect to AB Global Risk Allocation - Moderate Portfolio, AB Global Bond Portfolio and AB Multi-Manager Alternative Strategies Portfolio, and State Street Bank and Trust Company - Incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 63 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 30, 2015.

      (h)   (1)   Transfer Agency Agreement between the Registrant and
                  AllianceBernstein Investor Services, Inc. - Incorporated by reference to Exhibit (9) to Post-Effective Amendment No. 22 of
                  Registrant's Registration Statement on Form N-1A (File Nos.
                  33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 29, 1998.

            (2) Expense Limitation Undertaking by AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 40 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 27, 2005.

            (3) Form of Expense Limitation Undertaking by AllianceBernstein L.P. - Incorporated by reference to Exhibit (h) to Post-Effective Amendment No. 41 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on March 1, 2006.

            (4) Expense Limitation Agreement between Registrant and AllianceBernstein L.P. - Incorporated by reference to Exhibit
                  (h)(4) to Post-Effective Amendment No. 58 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 26, 2013.

            (5) Expense Limitation Agreement, dated April 29, 2015, between the Registrant, on behalf of the AB Global Bond Portfolio, and AllianceBernstein L.P. - Incorporated by reference to Exhibit
                  (h)(5) to Post-Effective Amendment No. 63 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 30, 2015.

            (6) Expense Limitation Agreement, dated April 28, 2015, between the Registrant, on behalf of the AB Global Risk Allocation - Moderate Portfolio, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(6) to Post-Effective Amendment No. 63 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 30, 2015.

            (7) Acquired Fund Fee and Expense Waiver Agreement, dated April 29, 2015, between the Registrant, on behalf of the AB Global Bond Portfolio, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(7) to Post-Effective Amendment No. 63 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 30, 2015.

            (8) Expense Limitation Agreement, dated December 16, 2015, between the Registrant, on behalf of the AB Multi-Manager Alternative Strategies Portfolio, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(8) to Post-Effective Amendment No. 66 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 28, 2016.

            (9) Acquired Fund Fee and Expense Waiver Agreement, dated December 16, 2015, between the Registrant, on behalf of the AB Multi-Manager Alternative Strategies Portfolio and AllianceBernstein L.P. - Incorporated by reference to Exhibit
                  (h)(9) to Post-Effective Amendment No. 66 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 28, 2016.

      (i)   Opinion and Consent of Seward & Kissel LLP - Filed herewith.

      (j) Consent of Independent Registered Public Accounting Firm - Filed herewith.

      (k)   Not applicable.

      (l)   Not applicable.

      (m) Rule 12b-1 Class B Distribution Plan - Incorporated by reference to Exhibit (m) to Post-Effective Amendment No. 28 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on May 4, 1999.

      (n) Amended and Restated Rule 18f-3 Plan - Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 36 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on February 11, 2004.

      (o)   Reserved.


      (p)   (1)   Code of Ethics for the Fund - Incorporated by reference to
                  Exhibit (p)(1) to Post-Effective Amendment No. 31 of
                  Registrant's Registration Statement on Form N-1A (File Nos.
                  33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 26, 2001.

            (2) Code of Ethics for the AllianceBernstein L.P. and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 146 of the Registration Statement on Form N-1A of AllianceBernstein Cap Fund, Inc. (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 26, 2014.


Other Exhibits:

            (1) Powers of Attorney for: John H. Dobkin, Michael J. Downey, William H. Foulk, Jr., D. James Guzy, Nancy P. Jacklin, Robert
                  M. Keith, Garry L. Moody, Marshall C. Turner, Jr. and Earl D. Weiner - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 65 of Registrant's POS EX filing to the Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on January 4, 2016.

            (2) Power of Attorney for: Carol C. McMullen - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 68 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on November 10, 2016.

ITEM 29.    Persons Controlled by or under Common Control with Registrant.

            None.

ITEM 30.    Indemnification.

            It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Amended and Restated Articles of Incorporation, filed as Exhibit (a),
            Article IX of the Registrant's Amended and Restated By-Laws filed as Exhibit (b) and Section 9 of the Distribution Services Agreement filed as Exhibit (e)(1) and Class B Distribution Services Agreement filed as Exhibit (e)(2). The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in
            Section 4 of the Advisory Agreement filed as Exhibit (d)(1) in response to Item 28.

            Article EIGHTH of the Registrant's Articles of Amendment and Restatement of Articles of Incorporation reads as follows:

            EIGHTH: (1) To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

            (2) The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or
            (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former director or officer of the Corporation. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

            (3) The provisions of this Article EIGHTH shall be subject to the limitations of the Investment Company Act.

            (4) Neither the amendment nor repeal of this Article EIGHTH, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article EIGHTH, shall apply to or affect in any respect the applicability of the preceding sections of this Article EIGHTH with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

            The Advisory Agreement between the Registrant and AllianceBernstein L.P. provides that AllianceBernstein L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect, or purport to protect, AllianceBernstein L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations or duties thereunder.

            The Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. ("ABI") provides that the Registrant will indemnify, defend and hold ABI, and any person who controls it within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which ABI or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement or Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in any thereof not misleading, provided that nothing therein shall be so construed as to protect ABI against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or be reason of reckless disregard of its obligations or duties thereunder. The foregoing summaries are qualified by the entire text of Registrant's Articles of Incorporation, the Advisory Agreement between the Registrant and AllianceBernstein L.P. and the Distribution Services Agreement between the Registrant and ABI.

            Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

            In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the indemnitee) was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (disabling conduct) or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither interested persons of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding (disinterested, non-party directors), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

            ARTICLE IX of the Registrant's Amended and Restated By-laws reads as follows:

            ARTICLE IX. Indemnification.

            To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity. The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The termination of any claim, action, suit or other proceeding involving any person, by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or nolo contendere, or its equivalent, shall not create a presumption that such person did not meet the standards of conduct required for indemnification or payment of expenses to be required or permitted under Maryland law, these Bylaws or the Charter. Any indemnification or advance of expenses made pursuant to this Article shall be subject to applicable requirements of the 1940 Act. The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.

            Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

            The Registrant participates in a joint directors' liability insurance policy issued by the ICI Mutual Insurance Company. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each participating investment company. In addition, the Adviser's liability insurance policy, which is issued by a number of underwriters, including Greenwich Insurance Company as primary underwriter, extends to officers of the Registrant and such officers are covered up to the limits specified for any claim against them for acts committed in their capacities as officers of the investment companies sponsored by the Adviser.

ITEM 31.    Business and Other Connections of Adviser.

            The descriptions of AllianceBernstein L.P. under the caption Management of the Fund in the Prospectuses and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

            The information as to the directors and executive officers of AllianceBernstein L.P., set forth in its Form ADV filed with the Securities and Exchange Commission on March 31, 2014 (File No. 801-56720) and amended through the date hereof, is incorporated by reference herein.

ITEM 32.    Principal Underwriters.

      (a) ABI, is the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. ABI is the Principal Underwriter or Distributor for the following investment companies:



                  AB Bond Fund, Inc.
                  AB Cap Fund, Inc.
                  AB Core Opportunities Fund, Inc.
                  AB Corporate Shares
                  AB Discovery Growth Fund, Inc.
                  AB Equity Income Fund, Inc.
                  AB Fixed-Income Shares, Inc.
                  AB Global Bond Fund, Inc.
                  AB Global Real Estate Investment Fund, Inc.
                  AB Global Risk Allocation Fund, Inc.
                  AB Government Exchange Reserves
                  AB High Income Fund, Inc.
                  AB Institutional Funds, Inc.
                  AB Intermediate California Municipal Portfolio(1) AB Intermediate Diversified Municipal Portfolio(1) AB Intermediate New York Municipal Portfolio(1)
                  AB International Portfolio(2)
                  AB International Growth Fund, Inc.
                  AB Large Cap Growth Fund, Inc.
                  AB Municipal Income Fund, Inc.
                  AB Municipal Income Fund II
                  AB Relative Value Fund, Inc.
                  AB Short Duration Portfolio(3)
                  AB Tax-Managed International Portfolio(4)
                  AB Sustainable Global Thematic Fund, Inc.
                  AB Trust
                  AB Unconstrained Bond Fund, Inc.
                  Emerging Markets Portfolio(5)
                  Sanford C. Bernstein Fund II, Inc.
                  The AB Pooling Portfolios
                  The AB Portfolios

--------
1 This is a Portfolio of Sanford C. Bernstein Fund, Inc. which consists of Classes A, B, C and Advisor Class Shares.
2 This is a Portfolio of Sanford C. Bernstein Fund, Inc. which consists of AB Classes A, B, C, R and Z Shares.
3 This is a Portfolio of Sanford C. Bernstein Fund, Inc. which consists of AB Classes A, B, C and R Shares.
4 This is a Portfolio of Sanford C. Bernstein Fund, Inc. which consists of AB Classes A, B, C and Z Shares.
5 This is a Portfolio of Sanford C. Bernstein Fund, Inc. which consists of AB Class Z Shares.

      (b) The following are the Directors and Officers of ABI, the principal place of business of which is 1345 Avenue of the Americas, New York, New York 10105.



                           POSITIONS AND                   POSITIONS AND
                           OFFICES WITH                    OFFICES WITH
NAME                       UNDERWRITER                     REGISTRANT
----                       ------------                    -------------

Directors
---------


Robert M. Keith            Director                        President and Chief
                                                           Executive Officer

Mark R. Manley             Director, and Secretary

Christopher Bricker        Director

Edward J. Farrell          Director, Senior Vice
                           President and Controller and
                           Chief Accounting Officer

Officers
--------

Christopher C. Thompson    Senior Vice President and
                           Chief Executive Officer

                           Senior Vice President,          Secretary
Emilie D. Wrapp            Assistant General Counsel
                           and Assistant Secretary

Laurence H. Bertan         Senior Vice President and
                           Assistant Secretary

Peter G. Callahan          Senior Vice President

Kevin T. Cannon            Senior Vice President

Nelson Kin Hung Chow       Senior Vice President

Flora Chi Ju Chuang        Senior Vice President

Russell R. Corby           Senior Vice President

Jose Cosio                 Senior Vice President

John W. Cronin             Senior Vice President

Silvio Cruz                Senior Vice President

Christine M. Dehil         Senior Vice President

John C. Endahl             Senior Vice President

John Edward English        Senior Vice President

Daniel Ennis               Senior Vice President

Robert K. Forrester        Senior Vice President

Mark A. Gessner            Senior Vice President

Kenneth L. Haman           Senior Vice President

Michael S. Hart            Senior Vice President

Ajai M. Kaul               Senior Vice President

Scott M. Krauthamer        Senior Vice President

Jonathan M. Liang          Senior Vice President

Karen (Yeow Ping) Lim      Senior Vice President

James M. Liptrot           Senior Vice President and
                           Assistant Controller

William Marsalise          Senior Vice President

Brendan Murray             Senior Vice President

Joanna D. Murray           Senior Vice President

John J. O'Connor           Senior Vice President

Suchet Padhye (Pandurang)  Senior Vice President

Guy Prochilo               Senior Vice President

John D. Prosperi           Senior Vice President

Kevin Rosenfeld            Senior Vice President

Miguel A. Rozensztroch     Senior Vice President

Elizabeth M. Smith         Senior Vice President

Christian G. Wilson        Senior Vice President

Derek Yung                 Senior Vice President

Eric Anderson              Vice President

Constantin L. Andreae      Vice President

DeAnna D. Beedy            Vice President

Christopher M. Berenbroick Vice President

Chris Boeker               Vice President

Brandon W. Born            Vice President

James J. Bracken           Vice President

Corey S. Beckerman         Vice President

Robert A. Brazofsky        Vice President

Friederike Grote Brink     Vice President

Richard A. Brink           Vice President

James Broderick            Vice President

Steven B. Bruce            Vice President

Michael A. Capella         Vice President

Christopher J. Carrelha    Vice President

Tso Hsiang Chang           Vice President

Mikhail Cheskis            Vice President

Peter T. Collins           Vice President

Joseph (Don) Connell       Vice President

Dwight P. Cornell          Vice President

Nora E. (Murphy) Connerty  Vice President

Massimo Dalla Vedova       Vice President

Francesca Dattola          Vice President

Kevin M. Dausch            Vice President

Frank de Wit               Vice President

Marc J. Della Pia          Vice President

Patrick R. Denis           Vice President

Ralph A. DiMeglio          Vice President

Joseph T. Dominguez        Vice President

Barbara Anne Donovan       Vice President

Sarah Entzeroth Hartzke    Vice President

Gregory M. Erwinski        Vice President

Susan A. Flanagan          Vice President

Carey Fortnam              Vice Presdient

Eric C. Freed              Vice President                  Assistant Secretary

Yuko Funato                Vice President

Kimberly A. Collins Gorab  Vice President

Joseph Haag                Vice President

Brian P. Hanna             Vice President

Kenneth Handler            Vice President

Terry L. Harris            Vice President

Nancy E. Hay               Vice President                  Assistant Secretary

Philippe Hemery            Vice President

Olivier Herson             Vice President

Alexander Hoffmann         Vice President

Brian Horvath              Vice President

Eric S. Indovina           Vice President

Tina Kao                   Vice President

Jeffrey Kelly              Vice President

Gunnar Knierim             Vice President

Anthony D. Knight          Vice President

Tomas Kukla                Vice President

Stephen J. Laffey          Vice President and Counsel      Assistant Secretary

Christopher J. Larkin      Vice President

Chang Hyun Lee             Vice President

Ginnie Li                  Vice President

Albert Yen Po Lien         Vice President

Jim Lui (Chi-Hsiung)       Vice President

Darren L. Luckfield        Vice President

Matthew J. Malvey          Vice President

Robert Mancini             Vice President

Todd Mann                  Vice President

Osama Mari                 Vice President

Nicola Meotti              Vice President

Yuji Mihashi               Vice President

Aimee Minora               Vice President

David Mitchell             Vice President

Benjamin Moore             Vice President

Paul S. Moyer              Vice President

Jennifer A. Mulhall        Vice President

Masaru Nakabachi           Vice President

Robert D. Nelms            Vice President

Jamie A. Nieradka          Vice President

Masaki Nishino             Vice President

Bryan R. Pacana            Vice President

Alex E. Pady               Vice President

David D. Paich             Vice President

Kim Chu Perrington         Vice President

Jared M. Piche             Vice President

Jeffrey Pietragallo        Vice President

Joseph J. Proscia          Vice President

Damien Ramondo             Vice President

Carol H. Rappa             Vice President

Jessie A. Reich            Vice President

Lauryn A. Rivello          Vice President

Claudio Rondolini          Vice President

David Saslowsky            Vice President

Richard A. Schwam          Vice President

Craig Schorr               Vice President

Karen Sirett               Vice President

John F. Skahan             Vice President

Chang Min Song             Vice President

Daniel L. Stack            Vice President

Jason P. Stevens           Vice President

Scott M. Tatum             Vice President

Louis L. Tousignant        Vice President

Christian B. Verlingo      Vice President

Wendy Weng                 Vice President

Stephen M. Woetzel         Vice President                  Assistant Controller

Isabelle (Hsin-I) Yen      Vice President

Oscar Zarazua              Vice President

Martin J. Zayac            Vice President

Douglas E. Buckley         Assistant Vice President

Daisy (Sze Kie) Chung      Assistant Vice President

Isabelle Husson            Assistant Vice President

Charissa A. Pal            Assistant Vice President

Brian W. Paulson           Assistant Vice President

Pablo Perez                Assistant Vice President

Matthew L. Santora         Assistant Vice President

Michiyo Tanaka             Assistant Vice President

Miyako Taniguchi           Assistant Vice President

Laurence Vandecasteele     Assistant Vice President

William Wielgolewski       Assistant Vice President

Henry M. Winchester        Assistant Vice President

Matthew J. Wrzesniewsky    Assistant Vice President

Colin T. Burke             Assistant Secretary


      (c)   Not Applicable.

ITEM 33.    Location of Accounts and Records.

            The accounts, books and other documents required to be maintained by
            Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, Texas 78278-6003, and at the offices of The Bank of New York, the Registrant's custodian, One Wall Street, New York, NY 10286. All other records so required to be maintained are maintained at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

ITEM 34.    Management Services.

            Not Applicable.

ITEM 35.    Undertakings.

            Not Applicable.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York, on the 27th day of April, 2017.


                                    AB VARIABLE PRODUCTS SERIES FUND, INC.


                                    By:  Robert M. Keith*
                                         -----------------
                                         Robert M. Keith
                                         President

            Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


      SIGNATURE                        TITLE                      DATE
      ---------                        -----                      ----

1.    Principal Executive Officer


            Robert M. Keith*          President and Chief       April 27, 2017
            ----------------          Executive Officer
            Robert M. Keith


2.    Principal Financial and
      Accounting Officer


      /s/ Joseph J. Mantineo          Treasurer and             April 27, 2017
      ----------------------          Chief Financial
          Joseph J. Mantineo          Officer


3.    All of the Directors:
      --------------------

      John H. Dobkin*
      Michael Downey*
      William H. Foulk, Jr.*
      D. James Guzy*
      Nancy P. Jacklin*
      Robert M. Keith*
      Carol C. McMullen*
      Garry L. Moody*
      Marshall C. Turner, Jr.*
      Earl D. Weiner*


      *By: /s/ Stephen J. Laffey                                April 27, 2017
           ---------------------
               Stephen J. Laffey
               (Attorney-in-fact)

                               INDEX TO EXHIBITS
                               -----------------


Exhibit No.             Description of Exhibits
-----------             -----------------------

(i)                     Opinion and Consent of Seward & Kissel LLP

(j)                     Consent of Independent Registered Public Accounting Firm